UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

February 28, 2010

Columbia Overseas Value Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Board Consideration and Re-Approval of Current Investment Advisory Agreement	33

Board Consideration and Approval of Proposed Investment Advisory Agreement	37

Summary of Management Fee Evaluation by Independent Fee Consultant	44

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Past performance is no guarantee of future results.

Fund Profile – Columbia Overseas Value Fund

Summary

■   For the 12-month period that ended February 28, 2010, the fund's Class Z shares returned 62.60% without sales charge.

■   The fund outperformed its benchmark, the MSCI EAFE Value Index1, which returned 60.15%. Its return was also higher than the 57.28% average return of funds in its peer group, the Lipper International Multi-Cap Value Funds Classification.2

■   Investments in China, which is not represented in the index, and an overweight in Switzerland helped the fund outperform its benchmark, as did stock selection in the financials sector.

Portfolio Management

Fred Copper has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2003.

Timothy R. Anderson has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2006.

Paul J. DiGiacomo has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2006.

Daisuke Nomoto has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+62.60%

Class Z shares (without sales charge)

+60.15%

MSCI EAFE Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Overseas Value Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index, the MSCI EAFE Index and the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE Index

MSCI EM Index

After a deep and difficult recession, the World Bank estimates that global gross domestic product (GDP) declined 2.2% in 2009. However, many economies began to regain their footing midway through the year. Growth turned positive in the second half of 2009 in the United States, Japan, the United Kingdom, Germany and France. In some smaller euro zone countries, such as Spain and Italy, recession continued through the year, and debt problems remain a problem for Greece, Spain, Portugal and Italy. For 2010, global economic growth is expected to rise at a rate of 2.7%.

Stimulus spending aided recovery

Growth around the world was aided by government stimulus spending, but the emerging markets of China, India and Brazil were notable for their use of stimulus to help jumpstart the global recovery. All three countries have capitalized on policies put in place over the past decade to stimulate domestic demand and succeeded through a combination of spending, tax cuts and other incentives.

Hopes for a sustained recovery around the world now depend on a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the export markets, the latter of which appears to be underway. According to Moodys.com, surveys of manufacturers across the world show export orders up after the steepest decline in trade since the 1930s. The employment picture in developed countries is also improving, in the sense that job losses have slowed. However, it could take until 2011 for job growth to accelerate in a meaningful way, raising concerns about the sustainability of recovery where unemployment remains stubbornly high.

Manufacturing activity has picked up around the world, and the technology sector has been a significant beneficiary. Demand for both hardware and software has increased after a sharp decline in 2008 and 2009. India reports that its outsourcing pipeline is filling again. In the United States, an upturn in the manufacturing sector was one of the first signs that the economy was on the mend. In Asia and South America, stimulus spending, strong domestic demand and a rebound in trade have driven manufacturing activity sharply higher. However, manufacturing in eurozone countries continue to lag the rest of the world.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

2

Economic Update (continued) – Columbia Overseas Value Fund

downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index3 returned 91.63% (in U.S. dollars), led by strong performances from India and the regions of Eastern Europe and South America.

Past performance is no guarantee of future results.

3The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class Z	3.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/31/08 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/31/08 – 02/28/10 ($)

Sales charge	without	with
Class Z	7,576	n/a

Average annual total return as of 02/28/10 (%)

Share class	Z
Inception	03/31/08
Sales charge	without
1-year	62.60
Life	–13.49

Average annual total return as of 03/31/10 (%)

Share class	Z
Sales charge	without
1-year	59.30
Life	–10.62

The fund commenced operations on March 31, 2008. The returns shown do not reflect any sales charges and have not been adjusted to reflect differences in expenses. If difference in expenses were reflected, the return shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Overseas Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available by calling Shareholder Services at 800.426.3750.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z	1,000.00	1,000.00	976.00	1,019.09	5.63	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class Z	6.98

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class Z	0.28

For the 12-month period that ended February 28, 2010, the fund's Class Z shares returned 62.60% without sales charge. The fund outperformed the MSCI EAFE Value Index, which returned 60.15% over the same period. Its return was also higher than the 57.28% average return for its peer group, the Lipper International Multi-Cap Value Funds Classification. Investments in China, which is not represented in the index, and an overweight in Switzerland also contributed to the fund's outperformance. Stock selection in the financials sector contributed to positive performance.

Positioning the fund for an economic recovery

After reaching their lowest levels of the financial crisis in early March 2009, global stock markets began moving higher. With the rise in stock prices—along with evidence that a severe credit crisis was easing—we began to reposition the portfolio away from defensive companies and toward those that we believe are positioned to benefit from to an economic recovery. For example, in Switzerland, we added to a position in Tecan Group (0.5% of net assets), a manufacturer of laboratory automation equipment. Even though Tecan is a health care stock, its revenues are driven by capital spending. Its share price declined during the pullback in capital spending, but it produced substantial gains as the outlook for spending improved. In the same vein, Clariant, a Swiss specialty chemical manufacturer, did well. and we were able to take a profit from the sale of the stock. Shares of Eastern Platinum (0.4% of net assets) in Canada rose in the face of rising global demand for raw materials. We added Turkish airline Turk Hava Yollari (0.4% of net assets) to the portfolio based on expectations that air traffic in the Middle East would improve as the economy strengthened. The stock provided a strong boost to the fund's performance.

A focus on China

As the Chinese government began unwinding its economic stimulus programs, China's stock market declined. However, we believe that the government's actions were a step in the right to direction to help prevent China's growth from overheating. We used the market downturn to add to the fund's exposure to China, especially to companies that are linked to domestic growth. For example, we added to the fund's investment in Yanzhou Coal Mining (0.7% of net assets), one of China's biggest coal producers. Coal is the main source of energy in China. The company expanded its operations by purchasing Felix Resources in Australia and was among the best performers in the fund's portfolio.

Financial stocks made a comeback

Financial stocks, which are the largest sector weight in the portfolio, rebounded after being hit hard by the recent financial crisis. We made a timely addition to the fund's position in UK-based Barclays (1.9% of net assets), which did not take bailout money and maintained a solid balance sheet throughout the crisis. Barclays shares dropped along with other big banks during the crisis. During the subsequent rebound, it was one of the strongest performers—and made a strong contribution to the fund's return.

6

Portfolio Managers' Report (continued) – Columbia Overseas Value Fund

Defensive stocks disappointed

Certain defensive consumer stocks fell short of expectations. OPAP, the Greek lottery, did not participate in the global upturn in stocks because it is not particularly sensitive to the economic cycle. OPAP also suffered because of concerns that gaming will be taxed and because its monopoly status has been the subject of anti-competitive allegations by the European Union. We sold the stock. Game Group (0.7% of net assets), a UK-based hardware and software retailer, did poorly. A trough in the hardware cycle hurt unit growth. It remains in the portfolio.

A positive outlook

Looking ahead, we believe that reasonable valuations, combined with low interest rates, could more than offset the negative impact of Europe's debt problems on investor confidence. Greece, which has been the primary focus of concern, has developed an austerity plan that we believe will be supported by the European Union. As a result, we have added to the portfolio's positions in European financials, namely the National Bank of Greece and Banco Santander in Spain (0.7% and 3.3% of net assets, respectively), which we believe may benefit as debt problems are resolved. We are also boosting investment in Japan, where valuations are compelling and where the market has lagged for the past several years.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risk. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the advisor has placed on it.

Top 5 sectors

as of 02/28/10 (%)

Financials	35.7
Energy	12.6
Industrials	10.9
Utilities	9.1
Telecommunication Services	7.8

Top 10 holdings

as of 02/28/10 (%)

Banco Santander	3.3
HSBC Holdings	3.3
BP	2.7
Total	2.7
Royal Dutch Shell	2.6
Sanofi-Aventis	2.4
Barclays PLC	1.9
Banco Bilbao Vizcaya Argentaria	1.8
Zurich Financial Services AG	1.8
RWE AG	1.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Overseas Value Fund

February 28, 2010

Common Stocks – 100.8%
	Shares	Value ($)
Consumer Discretionary – 7.6%
Auto Components – 0.6%
Nippon Seiki Co., Ltd.	4,000	43,356
Auto Components Total		43,356
Automobiles – 2.6%
Dongfeng Motor Group Co., Ltd., Class H	18,000	26,158
Nissan Motor Co., Ltd. (a)	6,300	49,992
Toyota Motor Corp.	3,300	123,687
Automobiles Total		199,837
Leisure Equipment & Products – 0.5%
Altek Corp.	23,000	36,932
Leisure Equipment & Products Total		36,932
Media – 1.7%
Daiichikosho Co., Ltd.	5,700	76,924
Vivendi	2,067	52,069
Media Total		128,993
Specialty Retail – 1.4%
Game Group PLC	40,928	51,174
USS Co., Ltd.	890	57,700
Specialty Retail Total		108,874
Textiles, Apparel & Luxury Goods – 0.8%
LG Fashion Corp.	1,120	27,906
Polo Ralph Lauren Corp. (b)	395	31,572
Textiles, Apparel & Luxury Goods Total		59,478
Consumer Discretionary Total		577,470
Consumer Staples – 2.7%
Food & Staples Retailing – 2.2%
FamilyMart Co., Ltd.	2,096	67,166
Koninklijke Ahold NV	3,979	48,762
Matsumotokiyoshi Holdings Co., Ltd.	2,200	48,385
Food & Staples Retailing Total		164,313
Food Products – 0.5%
Toyo Suisan Kaisha Ltd.	1,400	39,016
Food Products Total		39,016
Consumer Staples Total		203,329
Energy – 12.6%
Energy Equipment & Services – 1.3%
Noble Corp.	854	36,090
Shinko Plantech Co., Ltd.	6,000	59,294
Energy Equipment & Services Total		95,384
Oil, Gas & Consumable Fuels – 11.3%
AWE Ltd. (a)	28,657	64,720
BP PLC	23,423	206,685

	Shares	Value ($)
ENI SpA	4,118	92,912
Repsol YPF SA	1,798	40,727
Royal Dutch Shell PLC, Class B	7,447	194,912
Total SA	3,686	205,680
Yanzhou Coal Mining Co., Ltd., Class H	24,000	50,955
Oil, Gas & Consumable Fuels Total		856,591
Energy Total		951,975
Financials – 35.7%
Capital Markets – 1.6%
Intermediate Capital Group PLC	14,737	54,469
Tokai Tokyo Financial Holdings	17,000	65,440
Capital Markets Total		119,909
Commercial Banks – 20.8%
Australia & New Zealand Banking Group Ltd.	5,779	119,845
Banco Bilbao Vizcaya Argentaria SA	10,387	135,070
Banco Santander SA	19,158	249,100
Bangkok Bank PCL, Foreign Registered Shares	11,800	41,576
Bank of China Ltd., Class H	89,000	43,112
Governor & Co. of the Bank of Ireland (a)	13,779	18,762
Barclays PLC	30,358	144,656
BNP Paribas	1,263	91,371
Commonwealth Bank of Australia	1,511	73,016
DBS Group Holdings Ltd.	11,000	109,554
HSBC Holdings PLC	22,533	247,242
National Australia Bank Ltd.	1,760	40,127
National Bank of Greece SA (a)	2,885	53,818
National Bank of Pakistan	37,615	39,120
Sumitomo Mitsui Financial Group, Inc.	1,900	61,077
Svenska Handelsbanken AB, Class A	1,322	36,064
Toronto-Dominion Bank	1,100	70,295
Commercial Banks Total		1,573,805
Consumer Finance – 0.7%
Hitachi Capital Corp.	3,900	53,686
Consumer Finance Total		53,686
Diversified Financial Services – 1.1%
ING Groep NV (a)	9,159	81,874
Diversified Financial Services Total		81,874
Insurance – 7.4%
Allianz SE, Registered Shares	351	40,529
Baloise Holding AG, Registered Shares	917	78,874

See Accompanying Notes to Financial Statements.

8

Columbia Overseas Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Brit Insurance Holdings NV	5,168	60,603
Lincoln National Corp.	1,755	44,191
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	616	95,327
Sampo Oyj, Class A	2,581	62,557
XL Capital Ltd., Class A	2,578	47,100
Zurich Financial Services AG, Registered Shares	557	134,292
Insurance Total		563,473
Real Estate Investment Trusts (REITs) – 1.7%
Japan Retail Fund Investment Corp.	68	80,671
Wereldhave NV	520	46,824
Real Estate Investment Trusts (REITs) Total		127,495
Real Estate Management & Development – 2.4%
Cheung Kong Holdings Ltd.	5,700	69,688
Hongkong Land Holdings Ltd.	14,000	64,400
Sinolink Worldwide Holdings Ltd.	304,000	50,914
Real Estate Management & Development Total		185,002
Financials Total		2,705,244
Health Care – 5.2%
Health Care Equipment & Supplies – 0.7%
Miraca Holdings, Inc.	1,800	54,499
Health Care Equipment & Supplies Total		54,499
Life Sciences Tools & Services – 0.5%
Tecan Group AG, Registered Shares	576	39,946
Life Sciences Tools & Services Total		39,946
Pharmaceuticals – 4.0%
AstraZeneca PLC	1,428	62,786
Sanofi-Aventis SA	2,496	182,577
Santen Pharmaceutical Co., Ltd.	1,700	54,629
Pharmaceuticals Total		299,992
Health Care Total		394,437
Industrials – 10.9%
Aerospace & Defense – 0.7%
BAE Systems PLC	9,847	56,200
Aerospace & Defense Total		56,200
Airlines – 0.4%
Turk Hava Yollari A.O.	10,766	34,111
Airlines Total		34,111
Commercial Services & Supplies – 0.8%
Aeon Delight Co., Ltd.	4,300	58,853
Commercial Services & Supplies Total		58,853
Construction & Engineering – 2.5%
Macmahon Holdings Ltd.	78,818	46,973
Maire Tecnimont SpA	14,623	45,398

	Shares	Value ($)
Toyo Engineering Corp.	16,000	53,667
Vinci SA	859	44,973
Construction & Engineering Total		191,011
Electrical Equipment – 0.9%
Schneider Electric SA	648	69,203
Electrical Equipment Total		69,203
Industrial Conglomerates – 1.9%
DCC PLC	1,769	46,369
Siemens AG, Registered Shares	603	51,720
Tyco International Ltd.	1,189	42,875
Industrial Conglomerates Total		140,964
Machinery – 0.6%
Demag Cranes AG	1,266	41,717
Machinery Total		41,717
Professional Services – 1.4%
Atkins WS PLC	6,972	61,287
Teleperformance	1,322	42,141
Professional Services Total		103,428
Trading Companies & Distributors – 1.7%
ITOCHU Corp.	4,000	32,236
Mitsui & Co., Ltd.	6,300	97,785
Trading Companies & Distributors Total		130,021
Industrials Total		825,508
Information Technology – 3.9%
Electronic Equipment, Instruments & Components – 0.6%
FUJIFILM Holdings Corp.	1,400	44,531
Electronic Equipment, Instruments & Components Total		44,531
IT Services – 0.8%
Groupe Steria SCA	1,373	38,588
Redecard SA	1,300	18,919
IT Services Total		57,507
Office Electronics – 0.7%
Canon, Inc.	1,300	54,066
Office Electronics Total		54,066
Semiconductors & Semiconductor Equipment – 1.1%
Macronix International	99,267	53,236
United Microelectronics Corp., ADR (a)	8,463	29,028
Semiconductors & Semiconductor Equipment Total		82,264
Software – 0.7%
NSD Co., Ltd.	4,800	54,081
Software Total		54,081
Information Technology Total		292,449

See Accompanying Notes to Financial Statements.

9

Columbia Overseas Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Materials – 5.3%
Chemicals – 2.9%
BASF SE	763	42,846
Capro Corp. (a)	6,740	51,426
Kansai Paint Co., Ltd.	9,000	72,936
Makhteshim-Agan Industries Ltd.	9,737	49,860
Chemicals Total		217,068
Metals & Mining – 1.6%
BlueScope Steel Ltd.	11,086	24,043
Eastern Platinum Ltd. (a)	25,700	31,997
First Quantum Minerals Ltd.	446	34,758
Yamato Kogyo Co., Ltd.	1,000	31,594
Metals & Mining Total		122,392
Paper & Forest Products – 0.8%
Svenska Cellulosa AB, Class B	4,419	65,326
Paper & Forest Products Total		65,326
Materials Total		404,786
Telecommunication Services – 7.8%
Diversified Telecommunication Services – 5.2%
BCE, Inc.	2,520	69,934
France Telecom SA	1,298	30,444
Nippon Telegraph & Telephone Corp.	2,300	100,186
Tele2 AB, Class B	4,665	69,355
Telefonica O2 Czech Republic AS	3,048	71,924
Telenor ASA (a)	4,000	50,565
Diversified Telecommunication Services Total		392,408
Wireless Telecommunication Services – 2.6%
Softbank Corp.	2,400	62,860
Vodafone Group PLC	61,432	132,498
Wireless Telecommunication Services Total		195,358
Telecommunication Services Total		587,766
Utilities – 9.1%
Electric Utilities – 4.2%
E.ON AG	1,891	67,346
Enel SpA	19,680	106,720
Fortum Oyj	3,141	80,022
Okinawa Electric Power Co., Inc.	1,200	66,318
Electric Utilities Total		320,406
Independent Power Producers & Energy Traders – 1.4%
Drax Group PLC	9,551	58,239
Energy Development Corp.	445,000	46,309
Independent Power Producers & Energy Traders Total		104,548

	Shares	Value ($)
Multi-Utilities – 2.7%
AGL Energy Ltd.	5,077	65,383
RWE AG	1,579	133,905
Multi-Utilities Total		199,288
Water Utilities – 0.8%
Cia de Saneamento Basico do Estado de Sao Paulo	1,800	30,230
Guangdong Investment Ltd.	62,000	31,151
Water Utilities Total		61,381
Utilities Total		685,623
Total Common Stocks (cost of $7,812,249)		7,628,587
Total Investments – 100.8% (cost of $7,812,249) (c)		7,628,587
Other Assets & Liabilities, Net – (0.8)%		(57,062)
Net Assets – 100.0%		7,571,525

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written option contracts.

(c)  Cost for federal income tax purposes is $7,869,255.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$31,572	$545,898	$—	$577,470
Consumer Staples	—	203,329	—	203,329
Energy	36,090	915,885	—	951,975
Financials	225,986	2,479,258	—	2,705,244
Health Care	—	394,437	—	394,437
Industrials	42,875	782,633	—	825,508
Information Technology	47,947	244,502	—	292,449
Materials	66,755	338,031	—	404,786
Telecommunication Services	69,934	517,832	—	587,766
Utilities	30,230	655,393	—	685,623
Total Common Stocks	551,389	7,077,198	—	7,628,587
Total Investments	551,389	7,077,198	—	7,628,587
Value of Written Call Option Contracts	(81)	—	—	(81)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	(44,692)	—	(44,692)
Total	$551,308	$7,032,506	$—	$7,583,814

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

10

Columbia Overseas Value Fund

February 28, 2010

Forward foreign currency exchange contracts outstanding on February 28, 2010, are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$240,854	$239,811	03/11/10	$1,043
EUR	665,838	705,634	03/11/10	(39,796)
GBP	240,903	257,006	03/11/10	(16,103)
JPY	129,534	126,899	03/11/10	2,635
NOK	31,801	32,472	03/11/10	(671)
NZD	23,726	25,122	03/11/10	(1,396)
				$(54,288)
Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$194,827	$193,286	03/11/10	$(1,541)
CHF	155,465	160,762	03/11/10	5,297
CZK	76,402	80,451	03/11/10	4,049
EUR	69,443	71,817	03/11/10	2,374
GBP	36,593	37,228	03/11/10	635
ILS	60,324	60,440	03/11/10	116
JPY	49,594	48,332	03/11/10	(1,262)
KRW	97,039	96,399	03/11/10	(640)
NZD	31,402	32,197	03/11/10	795
SEK	15,428	15,089	03/11/10	(339)
THB	56,457	56,225	03/11/10	(232)
TWD	136,378	136,722	03/11/10	344
				$9,596

For the year ended February 28, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2009	–	$–
Options written	90	3,817
Options terminated in closing purchase transactions	(12)	(540)
Options exercised	(29)	(1,618)
Options expired	(46)	(1,467)
Options outstanding at February 28, 2010	3	$192

At February 28, 2010, the Fund held the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Polo Ralph Lauren Corp.	$85	3	03/20/10	$192	$(81)
Total written call options (proceeds $192)

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$1,664,635	21.8
United Kingdom	1,330,751	17.5
France	757,045	9.9
Germany	473,390	6.2
Australia	434,108	5.7
Spain	424,897	5.6
Switzerland	253,112	3.3
Italy	245,031	3.2
Canada	206,982	2.7
United States	201,829	2.7
Hong Kong	185,002	2.4
Netherlands	177,460	2.3
Sweden	170,746	2.2
China	151,376	2.0
Finland	142,578	1.9
Taiwan	119,195	1.6
Singapore	109,554	1.4
South Korea	79,332	1.0
Czech Republic	71,924	1.0
Ireland	65,131	0.9
Greece	53,819	0.7
Norway	50,565	0.7
Israel	49,860	0.7
Brazil	49,149	0.6
Philippines	46,309	0.6
Thailand	41,576	0.5
Pakistan	39,120	0.5
Turkey	34,111	0.4
	$7,628,587	100.0

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

THB	Thailand Baht

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Overseas Value Fund
February 28, 2010

		($)
Assets	Investments, at cost	7,812,249
	Investments, at value	7,628,587
	Cash	28,778
	Foreign currency (cost of $2,968)	2,994
	Unrealized appreciation on forward foreign currency exchange contracts	17,288
	Receivable for:
	Dividends	16,854
	Foreign tax reclaims	13,329
	Expense reimbursement due from investment advisor	10,235
	Prepaid expenses	90
	Total Assets	7,718,155
Liabilities	Written options, at value (premium of $192)	81
	Unrealized depreciation on forward foreign currency exchange contracts	61,980
	Payable for:
	Foreign capital gains taxes withheld	12
	Investment advisory fee	4,961
	Administration fee	—
	Pricing and bookkeeping fees	2,274
	Transfer agent fee	137
	Trustees' fees	9,208
	Audit fee	35,000
	Legal fee	10,015
	Custody fee	4,913
	Chief compliance officer expenses	94
	Reports to shareholders	13,353
	Other liabilities	4,602
	Total Liabilities	146,630
	Net Assets	7,571,525
Net Assets Consist of	Paid-in capital	10,529,305
	Overdistributed net investment income	(51,714)
	Accumulated net realized loss	(2,677,098)
	Net unrealized appreciation (depreciation) on:
	Investments	(183,662)
	Foreign currency translations and forward foreign currency exchange contracts	(45,405)
	Written options	111
	Foreign capital gains tax	(12)
	Net Assets	7,571,525
Class Z	Net assets	$7,571,525
	Shares outstanding	1,085,397
	Net asset value, offering and redemption price per share	$6.98

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Overseas Value Fund
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	278,641
	Interest	4
	Foreign taxes withheld	(23,212)
	Total Investment Income	255,433
Expenses	Investment advisory fee	58,138
	Administration fee	—
	Transfer agent fee	106
	Pricing and bookkeeping fees	15,682
	Trustees' fees	20,663
	Custody fee	38,282
	Audit fee	28,330
	Legal fees	35,105
	Reports to shareholders	13,478
	Chief compliance officer expenses	585
	Other expenses	4,190
	Total Expenses	214,559
	Fees waived or expenses reimbursed by investment advisor	(133,414)
	Expense reductions	(2)
	Net Expenses	81,143
	Net Investment Income	174,290
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Foreign Capital Gains Tax and Foreign Currency	Net realized gain (loss) on:
	Investments	(425,753)
	Foreign currency transactions and forward foreign currency exchange contracts	67,741
	Foreign capital gains tax	(6,285)
	Futures contracts	7,611
	Written options	1,949
	Net realized loss	(354,737)
	Net change in unrealized appreciation (depreciation) on:
	Investments	3,121,847
	Foreign currency transactions and forward foreign currency exchange contracts	(34,316)
	Written options	111
	Foreign capital gains tax	(12)
	Net change in unrealized appreciation (depreciation)	3,087,630
	Net Gain	2,732,893
	Net Increase Resulting from Operations	2,907,183

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Overseas Value Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Period Ended February 28, 2009 ($)(a)
Operations	Net investment income	174,290	268,191
	Net realized loss on investments, futures contracts, written options, foreign currency transactions and forward foreign currency exchange contracts	(354,737)	(2,287,251)
	Net change in unrealized appreciation (depreciation) on investments, written options, foreign capital gains tax, foreign currency translations and forward foreign currency exchange contracts	3,087,630	(3,316,598)
	Net increase (decrease) resulting from operations	2,907,183	(5,335,658)
Distributions to Shareholders	From net investment income	(293,672)	(235,633)
	From return of capital	—	(14,367)
	Total distributions to shareholders	(293,672)	(250,000)
	Net Capital Stock Transactions	293,672	10,250,000
	Total increase in net assets	2,907,183	4,664,342
Net Assets	Beginning of period	4,664,342	—
	End of period	7,571,525	4,664,342
	Overdistributed (Accumulated) net investment income (loss) at end of period	(51,714)	(3,584)

(a)  The Fund commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Overseas Value Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	—	—	1,000,000	10,000,000
Distributions reinvested	40,674	293,672	44,723	250,000
Net increase	40,674	293,672	1,044,723	10,250,000

(a)  The Fund commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Overseas Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2010	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.46	$10.00
Income from Investment Operations:
Net investment income (b)	0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign capital gains tax and foreign currency	2.63	(5.56)
Total from investment operations	2.80	(5.29)
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.23)
From return of capital	—	(0.02)
Total distributions to shareholders	(0.28)	(0.25)
Net Asset Value, End of Period	$6.98	$4.46
Total return (c)(d)	62.60%	(53.41	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.14%	1.10	%(g)
Waiver/Reimbursement	1.88%	2.89	%(g)
Net investment income (f)	2.46%	3.72	%(g)
Portfolio turnover rate	62%	66	%(e)
Net assets, end of period (000s)	$7,572	$4,664

(a)  The Fund commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Overseas Value Fund
February 28, 2010

Note 1. Organization

Columbia Overseas Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and may offer four classes of shares: Class A, Class C, Class R and Class Z shares. At February 28, 2010, only Class Z shares were offered. At February 28, 2010, shares of the Fund were not publicly offered.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sales price, or in the absence of a sale, and the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale

17

Columbia Overseas Value Fund, February 28, 2010

pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

18

Columbia Overseas Value Fund, February 28, 2010

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$71,252	$(71,252)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

19

Columbia Overseas Value Fund, February 28, 2010

The tax character of distributions paid during the year ended February 28, 2010 and the period ended February 28, 2009 was as follows:

Distributions paid from:	February 28, 2010	February 28, 2009
Ordinary Income*	$293,672	$253,633
Long-Term Capital Gains	—	—
Tax Return of Capital	—	14,367

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$11,492	$—	$(240,668)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$855,107
Unrealized depreciation	(1,095,775)
Net unrealized depreciation	$(240,668)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$584,061
2018	2,028,503
$2,612,564

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October currency losses of $82,333 and capital losses of $33,204 attributed to security transactions were deferred to March 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.82% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and

20

Columbia Overseas Value Fund, February 28, 2010

other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.05% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

21

Columbia Overseas Value Fund, February 28, 2010

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans ("Servicing Plans") for the Class A and Class C shares of the Fund and distribution plans ("Distribution Plans") for the Class C and Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Shareholder Servicing Plan	0.25%	0.25%
Class C Shareholder Servicing Plan	0.25%	0.25%
Class C Distribution Plan	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Class A, Class C and Class R shares were not offered during the period.

Expense Limits and Fee Waivers

Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.15% annually of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2009, Columbia and/or some of the Fund's other service providers voluntarily waived fees and/or reimbursed the Fund for certain expenses so that total expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.10% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

22

Columbia Overseas Value Fund, February 28, 2010

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts, options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars)

23

Columbia Overseas Value Fund, February 28, 2010

over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended February 28, 2010, the Fund entered into 264 forward foreign currency exchange contracts.

Futures Contracts—The Fund entered into stock index futures contracts to manage its exposure to the securities markets.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2010, the Fund entered into 1 futures contract. The Fund did not have any open futures contracts at the end of the year.

Options—The Fund has written covered call and purchased put options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call and purchased put options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2010, the Fund entered into 90 written option contracts.

The following table is a summary of the value of the Fund's derivative instruments as of February 28, 2010.

Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
	Asset	Fair Value	Liability	Fair Value
Written call options	—	$—	Written options, at value	$81
Forward foreign currency exchange contracts	Unrealized appreciation	17,288	Unrealized depreciation	61,980

24

Columbia Overseas Value Fund, February 28, 2010

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written call options	Equity	$1,949	$111
Forward foreign currency exchange contracts	Foreign Exchange Rate	72,662	(35,950)
Futures contracts	Equity	7,611	—

Note 7. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $4,459,420 and $4,320,382, respectively.

Note 8. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Effective March 1, 2010, the Fund will no longer assess the 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. For the year ended February 28, 2010, the Fund received no redemption fees.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 10. Shares of Beneficial Interest

As of February 28, 2010, one shareholder (which is an affiliate of BOA) held 100% of the Fund's shares outstanding.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency

25

Columbia Overseas Value Fund, February 28, 2010

exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's

26

Columbia Overseas Value Fund, February 28, 2010

management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended February 28, 2010 and the period March 31, 2008 (commencement of operations) through February 28, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

28

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended February 28, 2010, of $23,212 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $275,962 ($0.25 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 77.11% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

31

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to

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attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

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Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives

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throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe. Columbia Overseas Value Fund was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated

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in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

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(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information

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from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For

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certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider

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separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor

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(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Overseas Value Fund was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXPERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

45

include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including

46

funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible,

47

CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As

48

part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-426-3750 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Overseas Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-426-3750

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Overseas Value Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/32194-0210 (04/10) 10/4472V0

Columbia Management®

Annual Report

February 28, 2010

Columbia Convertible Securities Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Investment Portfolio	8

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Board Consideration and Re-Approval of Current Investment Advisory Agreement	36

Board Consideration and Approval of Proposed Investment Advisory Agreement	40

Summary of Management Fee Evaluation by Independent Fee Consultant	47

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia Convertible Securities Fund

Summary

■   For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 33.91% without sales charge.

■   This period's strongest returns occurred among issues and sectors that are more speculative than those the fund emphasizes. For that reason, the fund's return was well below those of its benchmark, the Merrill Lynch All Convertibles All Qualities Index1 and the average return of its peer group, the Lipper Convertible Securities Funds Classification.2

■   The same measured approach that aided relative returns during the market's most tumultuous stretch held back results over this period.

Portfolio Management

Yanfang (Emma) Yan, lead manager, has co-managed the fund since July 2001 and has been associated with the advisor or its predecessors since 2001.

Richard E. Dahlberg has co-managed the fund since May 2004 and has been associated with the advisor or its predecessors since 2003.

Yan Jin has co-managed the fund since March 2006 and has been associated with the advisor or its predecessors since 2002.

Effective April 6, 2010, David L. King will be replacing Yanfang Yan as lead manager of the Fund and Richard E. Dahlberg will no longer co-manage the fund.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+33.91%

Class A shares (without sales charge)

+54.42%

Merrill Lynch All Convertibles All Qualities Index

1

Economic Update – Columbia Convertible Securities Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62%

*Source: U.S. Bureau of Labor Statistics

2

Economic Update (continued) – Columbia Convertible Securities Fund for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	12,985	12,241
Class B	12,035	12,035
Class C	12,035	12,035
Class Z	13,306	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	09/25/87		07/15/98		10/21/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	33.91	26.16	32.86	27.86	32.80	31.80	34.20
5-year	1.64	0.44	0.89	0.60	0.87	0.87	1.91
10-year	2.65	2.04	1.87	1.87	1.87	1.87	2.90

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	33.74	26.04	32.79	27.79	32.70	31.70	34.03
5-year	2.90	1.69	2.14	1.85	2.13	2.13	3.17
10-year	2.76	2.15	1.99	1.99	1.98	1.98	3.02

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Convertible Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,085.00	1,018.89	6.15	5.96	1.19
Class B	1,000.00	1,000.00	1,080.70	1,015.17	10.01	9.69	1.94
Class C	1,000.00	1,000.00	1,080.40	1,015.17	10.01	9.69	1.94
Class Z	1,000.00	1,000.00	1,085.40	1,020.13	4.86	4.71	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	12.92
Class B	12.70
Class C	12.88
Class Z	12.93

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.34
Class B	0.25
Class C	0.25
Class Z	0.37

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 33.91% without sales charge. Its benchmark, the Merrill Lynch All Convertibles All Qualities Index, returned 54.42%. The average return of funds in its peer group, the Lipper Convertible Securities Funds Classification, was 47.56%. As investor confidence returned, issues of lower quality, which we underweighted, led the market.

Good results from well-timed purchases

Anticipating a business turnaround for technology and airlines, we built overweight positions in both sectors, a decision that proved beneficial to the fund's return. We realized solid gains from selling the fund's position in Continental Airlines, while EMC Corp. (2.8% of net assets) a leader in data storage and long-time fund holding, rose sharply. Credit concerns pressured bonds of Advanced Micro Devices (2.3% of net assets), presenting an attractive investment opportunity. These bonds, which featured put options that would allow us to sell at favorable prices, later rebounded significantly. We took stakes in some companies whose bonds were trading at depressed levels despite good balance sheets, solid cash flows and minimal exposure to bad assets. For example, we accumulated a large position in Wells Fargo (1.5% of net assets) when our research confirmed that it was fundamentally stronger than the deeply troubled institutions it was grouped with. This decision was rewarded when Wells Fargo's bonds rose dramatically, helping make financials the period's best-performing sector. The fear of automaker bankruptcies held down the price of a new convertible issued by parts maker Johnson Controls. Johnson is much more than an auto supply company, and the terms of the deal were attractive. We built a large position that we later sold at a sizeable gain.

Absence of speculative holdings held back returns

The period's underperformance was largely the result of two factors: 1) what we did not own and 2) our practice of avoiding speculative issues. The resulting underweight in lower-quality issues and sectors penalized performance relative to the benchmark, which holds issues of varied quality. Within the index, speculative issues nearly doubled the performance of investment-grade holdings. Our concern about the viability of major automakers helped us avoid the collapse of General Motors. However, we took a modest position in Ford (1.0% of net assets) based on its debt restructuring and well-received products. Although these bonds doubled in value, our small commitment hurt comparative results. Underexposure to the strong-performing consumer discretionary and financial sectors also limited performance. We were skeptical about the balance

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Most convertible securities are not investment grade and are therefore more speculative in nature than securities with higher ratings.

6

Portfolio Managers' Report (continued) – Columbia Convertible Securities Fund sheets of some major financial institutions and unsure of the impact of proposed government regulations. In particular, the absence from the portfolio of some strong-performing regional banks and rebounding REITs undercut returns. Continued high unemployment and weak consumer spending clouded the consumer discretionary sector in our view, and we were aware of the short-term benefit of corporate earnings increases that relied on cost cutting without increasing revenues. We exited some new issues prematurely when valuations appeared stretched. But market momentum and the shortage of new offerings carried many of these issues higher.

Looking ahead

Convertible securities surged along with equities and other bonds during the last 12 months, moving quickly from extremely cheap value levels to what now appear to be fair valuations. We think the momentum-driven, low-quality rally is largely over, and the market appears ready to focus on quality and valuation. In this environment, we plan to emphasize balanced convertibles, those whose prices may be influenced by equity moves as well as interest rates, in companies with good cash flows, healthy balance sheets, advanced technologies, dominant market shares and proven management. Increased interest in mergers and acquisitions may signal a new level of investor optimism, as some recent buyouts have occurred at substantial premiums to the market.

Top 5 sectors

as of 02/28/10 (%)

Health Care	28.1
Information Technology	21.2
Financials	13.5
Energy	7.2
Consumer Discretionary	7.2

Top 10 holdings

as of 02/28/10 (%)

Gilead Sciences	2.5
Citigroup	2.5
Fisher Scientific	2.4
Invitrogen	2.3
Peabody Energy	2.0
Advanced Micro Devices	2.3
Interpublic Group of Companies	1.8
EMC	1.8
Dole Food Automatic	1.7
Mylan	1.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Convertible Securities Fund

February 28, 2010

Convertible Bonds – 75.2%
	Par ($)	Value ($)
Consumer Discretionary – 6.8%
Apparel – 0.6%
Iconix Brand Group, Inc. 1.875% 06/30/12	2,800,000	2,499,000
Apparel Total		2,499,000
Auto Components – 0.9%
BorgWarner, Inc. 3.500% 04/15/12	2,880,000	3,733,200
Auto Components Total		3,733,200
Automobiles – 0.6%
Ford Motor Co. 4.250% 12/15/36	1,800,000	2,540,250
Automobile Total		2,540,250
Diversified Consumer Services – 0.5%
Coinstar, Inc. 4.000% 09/01/14	2,300,000	2,328,750
Diversified Consumer Services Total		2,328,750
Hotels, Restaurants & Leisure – 0.3%
International Game Technology 3.250% 05/01/14 (a)	1,000,000	1,170,000
Hotels, Restaurants & Leisure Total		1,170,000
Household Durables – 0.5%
DR Horton, Inc. 2.000% 05/15/14	1,900,000	2,225,375
Household Durables Total		2,225,375
Leisure Equipment & Products – 0.2%
Eastman Kodak Co.
7.000% 04/01/17 (a)	1,000,000	1,096,250
Leisure Equipment & Products Total		1,096,250
Media – 2.6%
Interpublic Group of Companies, Inc. 4.250% 03/15/23	7,690,000	7,814,962
Liberty Global, Inc. 4.500% 11/15/16 (a)	3,000,000	3,581,250
Media Total		11,396,212
Specialty Retail – 0.6%
Best Buy Co., Inc. 2.250% 01/15/22	2,425,000	2,546,250
Specialty Retail Total		2,546,250
Consumer Discretionary Total		29,535,287

	Par ($)	Value ($)
Consumer Staples – 1.2%
Beverages – 0.5%
Molson Coors Brewing Co. 2.500% 07/30/13	1,850,000	1,967,938
Beverages Total		1,967,938
Tobacco – 0.7%
Vector Group Ltd. (b) 06/15/26 (c)	2,900,000	2,983,375
Tobacco Total		2,983,375
Consumer Staples Total		4,951,313
Energy – 6.2%
Energy Equipment & Services – 2.4%
Cameron International Corp. 2.500% 06/15/26	2,840,000	3,709,750
Exterran Holdings, Inc. 4.250% 06/15/14	1,930,000	2,313,587
Hornbeck Offshore Services, Inc. 1.625% 11/15/26 (a)(d) (1.375% 11/15/13)	5,000,000	4,081,500
1.625% 11/15/26 (d) (1.375% 11/15/13)	680,000	555,084
Energy Equipment & Services Total		10,659,921
Oil, Gas & Consumable Fuels – 3.8%
Alpha Natural Resources, Inc. 2.375% 04/15/15	1,910,000	2,148,750
Bill Barrett Corp. 5.000% 03/15/28	3,895,000	3,807,362
Chesapeake Energy Corp. 2.750% 11/15/35	1,910,000	1,878,963
Peabody Energy Corp. 4.750% 12/15/41	8,294,000	8,501,350
Oil, Gas & Consumable Fuels Total		16,336,425
Energy Total		26,996,346
Financials – 6.9%
Capital Markets – 0.5%
Janus Capital Group, Inc. 3.250% 07/15/14	1,950,000	2,247,375
Capital Markets Total		2,247,375
Real Estate Investment Trusts (REITs) – 6.4%
Alexandria Real Estate Equities, Inc. 3.700% 01/15/27 (a)	6,000,000	5,722,500
BioMed Realty LP 3.750% 01/15/30 (a)	5,500,000	5,445,000
Boston Properties LP 3.750% 05/15/36	3,893,000	3,970,860

See Accompanying Notes to Financial Statements.

8

Columbia Convertible Securities Fund

February 28, 2010

Convertible Bonds (continued)
	Par ($)	Value ($)
Digital Realty Trust LP 5.500% 04/15/29 (a)	4,000,000	5,247,500
Hospitality Properties Trust 3.800% 03/15/27	2,480,000	2,402,500
Prologis 2.250% 04/01/37 (a)	830,000	781,238
2.250% 04/01/37	2,170,000	2,042,512
Rayonier TRS Holdings, Inc. 3.750% 10/15/12 (a)	2,000,000	2,107,500
Real Estate Investment Trusts (REITs) Total		27,719,610
Financials Total		29,966,985
Health Care – 26.1%
Biotechnology – 9.8%
Amgen, Inc. 0.375% 02/01/13	3,625,000	3,625,000
Amylin Pharmaceuticals, Inc. 3.000% 06/15/14	1,800,000	1,471,500
BioMarin Pharmaceuticals, Inc. 1.875% 04/23/17	1,925,000	2,136,750
Cephalon, Inc. 2.500% 05/01/14	3,600,000	4,198,500
Gilead Sciences, Inc. 0.500% 05/01/11	8,490,000	10,708,013
Invitrogen Corp. 3.250% 06/15/25	8,536,000	9,987,120
Isis Pharmaceuticals, Inc. 2.625% 02/15/27	4,685,000	4,316,056
2.625% 02/15/27 (a)	1,000,000	921,250
OSI Pharmaceuticals, Inc. 3.000% 01/15/38	3,500,000	3,307,500
PDL BioPharma, Inc. 2.000% 02/15/12	1,875,000	1,788,281
Biotechnology Total		42,459,970
Health Care Equipment & Supplies – 6.5%
Beckman Coulter, Inc. 2.500% 12/15/36	3,835,000	4,319,169
2.500% 12/15/36 (a)	220,000	247,775
China Medical Technologies, Inc. 4.000% 08/15/13	950,000	568,812
Fisher Scientific International, Inc. 3.250% 03/01/24	8,127,000	10,554,941
Medtronic, Inc. 1.500% 04/15/11 (a)	5,975,000	6,034,750
1.500% 04/15/11	1,860,000	1,878,600
1.625% 04/15/13	4,400,000	4,565,000
Health Care Equipment & Supplies Total		28,169,047

	Par ($)	Value ($)
Health Care Providers & Services – 3.1%
Chemed Corp. 1.875% 05/15/14 (a)	2,250,000	2,036,250
Henry Schein, Inc. 3.000% 08/15/34 (a)	3,980,000	4,989,925
HLTH Corp. 1.750% 06/15/23	1,920,000	2,378,400
3.125% 09/01/25	1,925,000	2,372,563
Omnicare, Inc. 3.250% 12/15/35	1,925,000	1,540,000
Health Care Providers & Services Total		13,317,138
Health Care Technology – 1.5%
Inverness Medical Innovations, Inc. 3.000% 05/15/16 (a)	6,000,000	6,637,500
Health Care Technology Total		6,637,500
Life Sciences Tool & Services – 0.9%
Millipore Corp. 3.750% 06/01/26	3,515,000	4,094,975
Life Sciences Tool & Services Total		4,094,975
Pharmaceuticals – 4.3%
Allergan, Inc. 1.500% 04/01/26 (a)	4,180,000	4,582,325
1.500% 04/01/26	2,035,000	2,230,869
King Pharmaceuticals, Inc. 1.250% 04/01/26	2,700,000	2,409,750
Mylan, Inc. 1.250% 03/15/12	6,664,000	7,063,840
Teva Pharmaceutical Finance Co., BV 1.750% 02/01/26	1,935,000	2,442,937
Pharmaceuticals Total		18,729,721
Health Care Total		113,408,351
Industrials – 5.1%
Aerospace & Defense – 0.7%
L-3 Communications Corp. 3.000% 08/01/35	2,850,000	2,974,688
Aerospace & Defense Total		2,974,688
Airlines – 0.9%
UAL Corp. 4.500% 06/30/21	4,090,000	3,803,700
Airlines Total		3,803,700
Commercial Services & Supplies – 1.0%
Covanta Holding Corp. 1.000% 02/01/27	4,950,000	4,498,313
Commercial Services & Supplies Total		4,498,313

See Accompanying Notes to Financial Statements.

9

Columbia Convertible Securities Fund

February 28, 2010

Convertible Bonds (continued)
	Par ($)	Value ($)
Electrical Equipment – 0.8%
General Cable Corp. 4.500% 11/15/29 (d) (2.250, 11/15/19)	3,700,000	3,311,500
Electrical Equipment Total		3,311,500
Machinery – 1.7%
Barnes Group, Inc. 3.750% 08/01/25	1,167,000	1,178,670
Navistar International Corp. 3.000% 10/15/14	4,335,000	4,432,537
Trinity Industries, Inc. 3.875% 06/01/36	2,320,000	1,711,000
Machinery Total		7,322,207
Industrials Total		21,910,408
Information Technology – 19.0%
Communications Equipment – 1.5%
Arris Group, Inc. 2.000% 11/15/26	2,435,000	2,278,430
CommScope, Inc. 3.250% 07/01/15	2,950,000	3,366,687
Lucent Technologies, Inc. 2.875% 06/15/25	800,000	674,000
Communications Equipment Total		6,319,117
Computers & Peripherals – 2.8%
EMC Corp. 1.750% 12/01/11	6,370,000	7,636,038
1.750% 12/01/13	3,750,000	4,640,625
Computers & Peripherals Total		12,276,663
Internet Software & Services – 3.4%
Deutsche Bank AG, 0.250% (a)(b)	5,000,000	4,789,500
Digital River, Inc. 1.250% 01/01/24	1,900,000	1,892,875
Equinix, Inc. 2.500% 04/15/12	3,540,000	3,712,575
SAVVIS, Inc. 3.000% 05/15/12	4,720,000	4,242,100
Internet Software & Services Total		14,637,050
IT Services – 1.5%
DST Systems, Inc. 4.125% 08/15/23 (a)	3,930,000	3,979,125
VeriFone Holdings, Inc. 1.375% 06/15/12 (a)	3,000,000	2,673,750
IT Services Total		6,652,875

	Par ($)	Value ($)
Semiconductors & Semiconductor Equipment – 5.6%
Advanced Micro Devices, Inc. 5.750% 08/15/12	2,036,000	2,013,095
6.000% 05/01/15	8,480,000	7,833,400
Intel Corp. 3.250% 08/01/39 (a)	3,500,000	3,933,125
Micron Technology, Inc. 1.875% 06/01/14	5,560,000	4,962,300
ON Semiconductor Corp. 2.625% 12/15/26	2,015,000	2,050,262
Verigy Ltd. 5.250% 07/15/14 (a)	1,500,000	1,569,375
Xilinx, Inc. 3.125% 03/15/37	1,860,000	1,734,450
Semiconductors & Semiconductor Equipment Total		24,096,007
Software – 4.2%
Nuance Communications, Inc. 2.750% 08/15/27	1,925,000	1,968,312
Salesforce.com, Inc. 0.750% 01/15/15 (a)	4,600,000	4,548,250
Sybase, Inc. 3.500% 08/15/29 (a)	5,250,000	6,142,500
Symantec Corp. 0.750% 06/15/11	800,000	834,000
0.750% 06/15/11 (a)	2,100,000	2,189,250
Take-Two Interactive Software, Inc. 4.375% 06/01/14	1,450,000	1,651,188
TeleCommunication Systems, Inc. 4.500% 11/01/14 (a)	1,000,000	1,057,500
Software Total		18,391,000
Information Technology Total		82,372,712
Materials – 1.8%
Metals & Mining – 1.8%
Kinross Gold Corp. 1.750% 03/15/28 (a)	1,100,000	1,113,750
1.750% 03/15/28	700,000	708,750
Newmont Mining Corp. 3.000% 02/15/12	1,900,000	2,348,875
Sterlite Industries India Ltd. 4.000% 10/30/14	3,770,000	3,793,563
Metals & Mining Total		7,964,938
Materials Total		7,964,938

See Accompanying Notes to Financial Statements.

10

Columbia Convertible Securities Fund

February 28, 2010

Convertible Bonds (continued)
	Par ($)	Value ($)
Telecommunication Services – 1.6%
Diversified Telecommunication Services – 1.2%
Qwest Communications International, Inc. 3.500% 11/15/25	4,800,000	5,076,000
Diversified Telecommunication Services Total		5,076,000
Wireless Telecommunication Services – 0.4%
NII Holdings, Inc. 3.125% 06/15/12	1,800,000	1,665,000
Wireless Telecommunication Services Total		1,665,000
Telecommunication Services Total		6,741,000
Utilities – 0.5%
Multi-Utilities – 0.5%
CMS Energy Corp. 2.875% 12/01/24	1,940,000	2,335,275
Multi-Utilities Total		2,335,275
Utilities Total		2,335,275
Total Convertible Bonds (cost of $309,103,919)		326,182,615
Convertible Preferred Stocks – 18.9%
	Shares
Consumer Discretionary – 0.4%
Automobiles – 0.4%
Ford Motor Co. Capital Trust II, 6.500%	39,000	1,717,560
Automobiles Total		1,717,560
Consumer Discretionary Total		1,717,560
Consumer Staples – 3.6%
Food Products – 3.6%
Deutsche Bank AG, 7.200% (a)(b)	229,000	4,662,440
Deutsche Bank AG, 7.250% (a)(b)	90,000	3,590,100
Dole Food Automatic Common Exchange Security Trust, 7.000% (a)	640,000	7,480,000
Food Products Total		15,732,540
Consumer Staples Total		15,732,540
Energy – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
El Paso Corp., 4.990% (a)	4,660	4,496,900
Oil, Gas & Consumable Fuels Total		4,496,900
Energy Total		4,496,900

	Shares ($)	Value ($)
Financials – 6.6%
Commercial Banks – 1.4%
Wells Fargo & Co., 7.500%	6,650	6,337,450
Commercial Banks Total		6,337,450
Diversified Financial Services – 2.5%
Citigroup, Inc., 7.500%	99,600	10,683,096
Diversified Financial Services Total		10,683,096
Insurance – 2.1%
American International Group, Inc., 8.500%	452,500	4,479,750
XL Capital Ltd., 10.750%	165,300	4,575,504
Insurance Total		9,055,254
Real Estate Investment Trusts (REITs) – 0.6%
Simon Property Group, Inc., 6.000%	38,000	2,521,680
Real Estate Investment Trusts (REITs) Total		2,521,680
Financials Total		28,597,480
Health Care – 1.2%
Biotechnology – 1.2%
Deutsche Bank AG, 7.200% (a)(b)	102,000	4,994,940
Biotechnology Total		4,994,940
Health Care Total		4,994,940
Information Technology – 1.7%
Communications Equipment – 0.5%
Lucent Technologies Capital Trust I, 7.750%	2,950	2,212,500
Communications Equipment Total		2,212,500
Internet Software & Services – 1.2%
Goldman Sachs Group, Inc., 7.000%	191,161	5,050,473
Internet Software & Services Total		5,050,473
Information Technology Total		7,262,973
Materials – 3.3%
Metals & Mining – 3.3%
Credit Suisse Securities USA LLC, 8.000%	58,686	4,440,770
Goldman Sachs Group, Inc., 3.100%	363,663	4,845,809
Vale Capital Ltd., 5.500%	96,000	4,992,000
Metals & Mining Total		14,278,579
Materials Total		14,278,579

See Accompanying Notes to Financial Statements.

11

Columbia Convertible Securities Fund

February 28, 2010

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Utilities – 1.1%
Electric Utilities – 1.1%
FPL Group, Inc., 8.375%	101,600	4,944,872
Electric Utilities Total		4,944,872
Utilities Total		4,944,872
Total Convertible Preferred Stocks (cost of $82,289,173)		82,025,844
Common Stocks – 3.8%
Financials – 0.0%
Insurance – 0.0%
MetLife, Inc.	2	73
Insurance Total		73
Financials Total		73
Health Care – 0.8%
Pharmaceuticals – 0.8%
Merck & Co., Inc.	30,000	1,106,400
Teva Pharmaceutical Industries Ltd., ADR	40,000	2,400,400
Pharmaceuticals Total		3,506,800
Health Care Total		3,506,800
Industrials – 0.4%
Machinery – 0.4%
Ingersoll-Rand PLC	50,000	1,595,500
Machinery Total		1,595,500
Industrials Total		1,595,500
Information Technology – 0.5%
Software – 0.5%
Microsoft Corp.	80,000	2,292,800
Software Total		2,292,800
Information Technology Total		2,292,800
Materials – 0.9%
Chemicals – 0.5%
Monsanto Co.	31,054	2,193,965
Chemicals Total		2,193,965
Metals & Mining – 0.4%
Nucor Corp.	40,000	1,656,000
Metals & Mining Total		1,656,000
Materials Total		3,849,965

	Shares	Value ($)
Telecommunication Services – 1.2%
Diversified Telecommunication Services – 1.2%
AT&T, Inc.	100,000	2,481,000
Verizon Communications, Inc.	100,000	2,893,000
Diversified Telecommunication Services Total		5,374,000
Telecommunication Services Total		5,374,000
Total Common Stocks (cost of $17,139,907)		16,619,138
Short-Term Obligation – 1.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations with various maturities to 08/24/12, market value $8,001,801 (repurchase proceeds $7,841,033)	7,841,000	7,841,000
Total Short-Term Obligation (cost of $7,841,000)		7,841,000
Total Investments – 99.7% (cost of $416,373,999) (e)		432,668,597
Other Assets & Liabilities, Net – 0.3%		1,431,490
Net Assets – 100.0%		434,100,087

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities, which are not illiquid, amounted to $111,903,018, which represents 25.8% of net assets.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2010.

(d)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Cost for federal income tax purposes is $416,552,909.

See Accompanying Notes to Financial Statements.

12

Columbia Convertible Securities Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Convertible Bonds
Consumer Discretionary	$—	$29,535,287	$—	$29,535,287
Consumer Staples	—	4,951,313	—	4,951,313
Energy	—	26,996,346	—	26,996,346
Financials	—	29,966,985	—	29,966,985
Health Care	—	113,408,351	—	113,408,351
Industrials	—	21,910,408	—	21,910,408
Information Technology	—	77,583,212	4,789,500	82,372,712
Materials	—	7,964,938	—	7,964,938
Telecommunication Services	—	6,741,000	—	6,741,000
Utilities	—	2,335,275	—	2,335,275
Total Convertible Bonds	—	321,393,115	4,789,500	326,182,615
Convertible Preferred Stocks
Consumer Discretionary	1,717,560	—	—	1,717,560
Consumer Staples	4,662,440	11,070,100	—	15,732,540
Energy	—	4,496,900	—	4,496,900
Financials	28,597,480	—	—	28,597,480
Health Care	—	4,994,940	—	4,994,940
Information Technology	7,262,973	—	—	7,262,973
Materials	4,992,000	4,845,809	4,440,770	14,278,579
Utilities	—	4,944,872	—	4,944,872
Total Convertible Preferred Stocks	47,232,453	30,352,621	4,440,770	82,025,844
Total Common Stocks	16,619,138	—	—	16,619,138
Total Short-Term Obligation	—	7,841,000	—	7,841,000
Total Investments	$63,851,591	$359,586,736	$9,230,270	$432,668,597

The following table reconciles asset balances for the year ended February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of February 28, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Convertible Bonds	$—	$—	$—	$(210,500)	$5,000,000	$—	$4,789,500
Convertible Preferred Stocks	—	—	—	(559,277)	5,000,047	—	4,440,770
Total	$—	$—	$—	$(769,777)	$10,000,047	$—	$9,230,270

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at February 28, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $769,777. This amount is included in net changes in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Convertible Bonds	75.2
Convertible Preferred Stocks	18.9
Common Stocks	3.8
97.9
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia Convertible Securities Fund
February 28, 2010

Assets	Investments, at identified cost	$416,373,999
	Investments, at value	432,668,597
	Cash	235
	Receivable for:
	Investments sold	5,356,477
	Fund shares sold	12,363
	Dividends	270,151
	Interest	2,333,960
	Expense reimbursement due from investment advisor	80,650
	Prepaid expenses	5,022
	Total Assets	440,727,455
Liabilities	Payable for:
	Investments purchased	5,025,030
	Fund shares repurchased	961,864
	Investment advisory fee	215,752
	Administration fee	48,299
	Pricing and bookkeeping fees	10,348
	Transfer agent fee	34,590
	Trustees' fees	65,359
	Custody fee	3,108
	Distribution and service fees	77,558
	Chief compliance officer expenses	143
	Reports to shareholders	137,790
	Other liabilities	47,527
	Total Liabilities	6,627,368
	Net Assets	434,100,087
Net Assets Consist of	Paid-in capital	529,402,023
	Undistributed net investment income	2,467,274
	Accumulated net realized loss	(114,063,808)
	Net unrealized appreciation on investments	16,294,598
	Net Assets	434,100,087
Class A	Net assets	$191,413,807
	Shares outstanding	14,820,577
	Net asset value per share	$12.92	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$13.71	(b)
Class B	Net assets	$24,126,022
	Shares outstanding	1,900,118
	Net asset value and offering price per share	$12.70	(a)
Class C	Net assets	$20,103,430
	Shares outstanding	1,560,596
	Net asset value and offering price per share	$12.88	(a)
Class Z	Net assets	$198,456,828
	Shares outstanding	15,346,840
	Net asset value, offering and redemption price per share	$12.93

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Convertible Securities Fund
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	5,059,690
	Interest	12,894,653
	Foreign taxes withheld	(4,145)
	Total Investment Income	17,950,198
Expenses	Investment advisory fee	2,864,932
	Administration fee	645,345
	Distribution fee:
	Class B	217,252
	Class C	151,485
	Service fee:
	Class B	72,417
	Class C	50,495
	Distribution and service fees:
	Class A	452,015
	Transfer agent fee	421,301
	Pricing and bookkeeping fees	117,450
	Trustees' fees	45,294
	Custody fee	11,512
	Chief compliance officer expenses	759
	Other expenses	249,874
	Total Expenses	5,300,131
	Fees waived by transfer agent	(35,754)
	Fees waived or expenses reimbursed by investment advisor	(143,358)
	Expense reductions	(71)
	Net Expenses	5,120,948
	Net Investment Income	12,829,250
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	15,823,577
	Foreign currency transactions	2,901
	Net realized gain	15,826,478
	Net change in unrealized appreciation (depreciation) on investments	97,282,239
	Net Gain	113,108,717
	Net Increase Resulting from Operations	125,937,967

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Convertible Securities Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	12,829,250	13,499,152
	Net realized gain (loss) on investments, foreign currency transactions and written options	15,826,478	(129,036,267)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	97,282,239	(87,305,703)
	Net increase (decrease) resulting from operations	125,937,967	(202,842,818)
Distributions to Shareholders	From net investment income:
	Class A	(5,127,702)	(5,270,952)
	Class B	(632,843)	(854,908)
	Class C	(430,613)	(458,548)
	Class Z	(6,553,878)	(7,466,421)
	From net realized gains:
	Class A	—	(4,064,506)
	Class B	—	(1,034,439)
	Class C	—	(550,003)
	Class Z	—	(5,220,906)
	Total distributions to shareholders	(12,745,036)	(24,920,683)
	Net Capital Stock Transactions	(74,409,319)	(152,638,001)
	Increase from regulatory settlements	130,285	—
	Total increase (decrease) in net assets	38,913,897	(380,401,502)
Net Assets	Beginning of period	395,186,190	775,587,692
	End of period	434,100,087	395,186,190
	Undistributed net investment income at end of period	2,467,274	2,244,719

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Convertible Securities Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,675,265	19,386,163	1,537,088	19,225,058
Distributions reinvested	392,420	4,565,152	630,014	8,392,735
Redemptions	(2,848,283)	(33,289,324)	(4,976,825)	(59,899,716)
Net decrease	(780,598)	(9,338,009)	(2,809,723)	(32,281,923)
Class B
Subscriptions	72,049	795,052	43,091	520,935
Distributions reinvested	45,129	511,890	120,139	1,598,938
Redemptions	(1,470,640)	(16,857,638)	(1,962,040)	(23,690,229)
Net decrease	(1,353,462)	(15,550,696)	(1,798,810)	(21,570,356)
Class C
Subscriptions	94,067	1,070,843	181,821	2,206,238
Distributions reinvested	21,390	248,054	40,032	537,080
Redemptions	(395,254)	(4,679,053)	(959,617)	(11,363,854)
Net decrease	(279,797)	(3,360,156)	(737,764)	(8,620,536)
Class Z
Subscriptions	3,210,315	37,132,745	3,541,043	41,202,000
Distributions reinvested	157,678	1,840,625	251,496	3,377,945
Redemptions	(7,156,420)	(85,133,828)	(10,738,824)	(134,745,131)
Net decrease	(3,788,427)	(46,160,458)	(6,946,285)	(90,165,186)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.93	$14.90		$16.62		$17.59		$17.35		$17.33
Income from Investment Operations:
Net investment income (c)	0.34	0.29		0.32		0.35		0.41		0.43
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.99	(4.73)		(0.27)		0.91		1.32		0.24
Total from investment operations	3.33	(4.44)		0.05		1.26		1.73		0.67
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.30)		(0.38)		(0.43)		(0.42)		(0.50)
From net realized gains	—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.34)	(0.53)		(1.77)		(2.23)		(1.49)		(0.65)
Increase from regulatory settlements	— (d)	—		—		—		—		—
Net Asset Value, End of Period	$12.92	$9.93		$14.90		$16.62		$17.59		$17.35
Total return (e)(f)	33.91%	(30.64)%		(0.22)%		7.96	%(g)	10.54%		3.87%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.20%	1.21%		1.18%		1.16	%(i)	1.09%		1.16%
Interest expense	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	1.20%	1.21%		1.18%		1.16	%(i)	1.09%		1.16%
Waiver/Reimbursement	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	2.88%	2.33%		1.91%		2.25	%(i)	2.39%		2.50%
Portfolio turnover rate	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$191,414	$154,987		$274,370		$328,023		$352,010		$373,390

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.77	$14.66		$16.37		$17.38		$17.16		$17.15
Income from Investment Operations:
Net investment income (c)	0.24	0.19		0.19		0.23		0.28		0.30
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.94	(4.65)		(0.26)		0.90		1.30		0.23
Total from investment operations	3.18	(4.46)		(0.07)		1.13		1.58		0.53
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.20)		(0.25)		(0.34)		(0.29)		(0.37)
From net realized gains	—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.25)	(0.43)		(1.64)		(2.14)		(1.36)		(0.52)
Increase from regulatory settlements	— (d)	—		—		—		—		—
Net Asset Value, End of Period	$12.70	$9.77		$14.66		$16.37		$17.38		$17.16
Total return (e)(f)	32.86%	(31.14)%		(0.92)%		7.19	%(g)	9.72%		3.08%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Interest expense	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Waiver/Reimbursement	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	2.10%	1.53%		1.16%		1.50	%(i)	1.64%		1.75%
Portfolio turnover rate	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$24,126	$31,792		$74,074		$99,360		$116,566		$143,194

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.91	$14.86		$16.58		$17.57		$17.34		$17.31
Income from Investment Operations:
Net investment income (c)	0.25	0.20		0.19		0.23		0.28		0.30
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.97	(4.72)		(0.27)		0.92		1.31		0.25
Total from investment operations	3.22	(4.52)		(0.08)		1.15		1.59		0.55
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.20)		(0.25)		(0.34)		(0.29)		(0.37)
From net realized gains	—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.25)	(0.43)		(1.64)		(2.14)		(1.36)		(0.52)
Increase from regulatory settlements	— (d)	—		—		—		—		—
Net Asset Value, End of Period	$12.88	$9.91		$14.86		$16.58		$17.57		$17.34
Total return (e)(f)	32.80%	(31.13)%		(0.97)%		7.23	%(g)	9.68%		3.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Interest expense	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Waiver/Reimbursement	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	2.12%	1.54%		1.16%		1.50	%(i)	1.64%		1.75%
Portfolio turnover rate	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$20,103	$18,239		$38,320		$52,794		$57,193		$66,844

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.94	$14.91		$16.62		$17.59		$17.35		$17.32
Income from Investment Operations:
Net investment income (c)	0.37	0.33		0.36		0.39		0.46		0.48
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.99	(4.73)		(0.26)		0.91		1.31		0.24
Total from investment operations	3.36	(4.40)		0.10		1.30		1.77		0.72
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.34)		(0.42)		(0.47)		(0.46)		(0.54)
From net realized gains	—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.37)	(0.57)		(1.81)		(2.27)		(1.53)		(0.69)
Increase from regulatory settlements	— (d)	—		—		—		—		—
Net Asset Value, End of Period	$12.93	$9.94		$14.91		$16.62		$17.59		$17.35
Total return (e)(f)	34.20%	(30.43)%		0.10%		8.16	%(g)	10.81%		4.18%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.95%	0.96%		0.93%		0.91	%(i)	0.84%		0.91%
Interest expense	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	0.95%	0.96%		0.93%		0.91	%(i)	0.84%		0.91%
Waiver/Reimbursement	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	3.12%	2.56%		2.16%		2.50	%(i)	2.64%		2.75%
Portfolio turnover rate	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$198,457	$190,168		$388,824		$611,157		$775,758		$924,893

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Convertible Securities Fund
February 28, 2010

Note 1. Organization

Columbia Convertible Securities Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks total return, consisting of capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the

22

Columbia Convertible Securities Fund, February 28, 2010

highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities except for premiums attributable to the conversion feature on convertible securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

23

Columbia Convertible Securities Fund, February 28, 2010

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, adjustments on certain convertible preferred securities and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$138,341	$(8,055)	$(130,286)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from	2010	2009
Ordinary Income*	$12,745,036	$14,240,428
Long-Term Capital Gains	—	10,680,255

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,455,127	$—	$16,115,688

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$30,039,644
Unrealized depreciation	(13,923,956)
Net unrealized appreciation	$16,115,688

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$71,063,081
2018	39,523,679
$110,586,760

24

Columbia Convertible Securities Fund, February 28, 2010

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October capital losses of $3,417,368 attributed to security transactions were deferred to March 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.60%
$1 billion to $1.5 billion	0.55%
Over $1.5 billion	0.50%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.65% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively

25

Columbia Convertible Securities Fund, February 28, 2010

with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $6,663 on sales of the Fund's Class A shares and received net CDSC fees of $15,863 and $141 on Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to

26

Columbia Convertible Securities Fund, February 28, 2010

change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Expense Limits and Fee Waivers

Effective November 9, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.90% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

For the period May 1, 2009 through November 9, 2009, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 0.95% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the year, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $2,375.

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Columbia Convertible Securities Fund, February 28, 2010

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses by $71 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $491,588,846 and $536,109,841, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $130,285 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the year ended February 28, 2010, the Fund did not participate in the securities lending program.

Note 10. Shares of Beneficial Interest

As of February 28, 2010, 32.9% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

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Columbia Convertible Securities Fund, February 28, 2010

Note 11. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

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Federal Income Tax Information (Unaudited)

For non-corporate shareholders, 32.57% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

35.41% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

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The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional

37

information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance

The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to

38

which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

The Board engaged in further review of Columbia Convertible Securities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group. Although the Fund's performance over certain periods was not appreciably above the median of its Universe, the Board noted other factors such as improved performance rankings over the previous year and the impact of voluntary expense limitations on the Fund's Actual Management Rate and total expense ratio. The Board also noted the implementation of a revised voluntary reimbursement arrangement in November 2009 for the Fund. Taking into account these matters and other factors considered, the Board concluded that the Actual Management Rate and total expense ratio were acceptable.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated

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in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual

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Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any

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such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and

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three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to

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approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor

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(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

The Trustees engaged in further review of Columbia Convertible Securities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group. Although the Fund's performance over certain periods was not appreciably above the median of its Universe, the Trustees noted other factors such as improved performance rankings over the previous year and the impact of voluntary expense limitations on the Fund's Actual Management Rate and total expense ratio. The Trustees also noted the implementation of a revised voluntary reimbursement arrangement in November 2009 for the Fund. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

49

breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

51

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Convertible Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Convertible Securities Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/32310-0210 (04/10) 10-J346V6

Columbia Management®

Annual Report

February 28, 2010

Columbia Large Cap Value Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Board Consideration and Re-Approval of Current Investment Advisory Agreement	38

Board Consideration and Approval of Proposed Investment Advisory Agreement	42

Summary of Management Fee Evaluation by Independent Fee Consultant	49

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia Large Cap Value Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.49% without sales charge.

■  The fund trailed its benchmark, the Russell 1000 Value Index1, and the average return of its peer group, the Lipper Large-Cap Value Funds Classification.2

■  A focus on higher-quality companies with strong balance sheets hampered relative performance as lower-quality stocks led the market recovery.

Portfolio Management

Lori J. Ensinger has co-managed the fund since August 2001 and has been associated with the advisor or its predecessors since 2001.

Diane L. Sobin has co-managed the fund since August 2001 and has been associated with the advisor or its predecessors since 2001.

David I. Hoffman has co-managed the fund since April 2004 and has been associated with the advisor or its predecessors since 2001.

Noah J. Petrucci has co-managed the fund since February 2002 and has been associated with the advisor or its predecessors since 2002.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

45.49%

Class A shares (without sales charge)

56.50%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Large Cap Value Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

*Source: U.S. Bureau of Labor Statistic

2

Economic Update (continued) – Columbia Large Cap Value Fund

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

1The Standard & Poors (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.10
Class B	1.85
Class C	1.85
Class R	1.35
Class Y	0.69
Class Z	0.85

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	12,579	11,857
Class B	11,661	11,661
Class C	11,661	11,661
Class R	12,457	n/a
Class Y	12,916	n/a
Class Z	12,891	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Y	Z
Inception	12/06/89		06/07/93		06/17/92		01/23/06	07/15/09	09/19/89
Sales charge	without	with	without	with	without	with	without	without	without
1-year	45.49	37.07	44.59	39.59	44.59	43.59	45.34	46.20	45.93
5-year	–0.53	–1.70	–1.28	–1.60	–1.27	–1.27	–0.72	–0.26	–0.29
10-year	2.32	1.72	1.55	1.55	1.55	1.55	2.22	2.59	2.57

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Y	Z
Sales charge	without	with	without	with	without	with	without	without	without
1- year	44.55	36.18	43.54	38.54	43.68	42.68	44.39	45.16	44.98
5-year	0.92	–0.27	0.15	–0.18	0.16	0.16	0.71	1.19	1.16
10-year	2.22	1.61	1.44	1.44	1.45	1.45	2.11	2.49	2.48

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares.

4

Understanding Your Expenses – Columbia Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.50	1,019.25	5.71	5.59	1.12
Class B	1,000.00	1,000.00	1,058.70	1,015.53	9.54	9.34	1.87
Class C	1,000.00	1,000.00	1,057.50	1,015.53	9.53	9.34	1.87
Class R	1,000.00	1,000.00	1,060.20	1,018.02	6.98	6.84	1.37
Class Y	1,000.00	1,000.00	1,063.50	1,021.21	3.70	3.62	0.72
Class Z	1,000.00	1,000.00	1,062.70	1,020.49	4.43	4.34	0.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	10.07
Class B	9.72
Class C	9.72
Class R	10.07
Class Y	10.10
Class Z	10.09

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.10
Class B	0.04
Class C	0.04
Class R	0.08
Class Y	0.08
Class Z	0.12

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.49% without sales charge. The fund's benchmark, the Russell 1000 Value Index, returned 56.50%. The average return of the fund's peer group, the Lipper Large-Cap Value Funds Classification, was 53.99%. We believe that the fund's focus on higher-quality stocks accounted for its shortfall relative to the index as low-quality, higher-risk names—those with above-average levels of debt on their balance sheets that had fallen sharply in the market downturn—posted the steepest gains in the past year's market recovery. Although the rally was broad-based, value stocks ended the year ahead of growth stocks, and smaller-cap stocks outpaced larger-cap names.

Positive stock selection in energy and consumer staples

We sought out attractively-priced stocks issued by fundamentally sound companies that showed the potential to expand profit margins through revenue growth. Stock selection yielded strong returns in the energy and consumer staples sectors, which outpaced those in the Russell index. In energy, standouts included Williams Companies, a natural gas producer, and EOG Resources, an oil and gas exploration company (1.5% and 0.9% of net assets, respectively). Williams rallied after the company announced a restructuring of its pipeline and domestic distribution affiliates, while EOG climbed in anticipation of strong production growth. In the consumer staples sector, both J.M. Smucker Company, a food company whose brands include Smucker, Crisco and Pillsbury, and cosmetics company Avon Products (1.3% and 0.5% of net assets, respectively) aided performance. Smucker benefited from expectations that moderating input costs and the recent acquisition of the Folgers coffee brand would boost profit margins. Avon experienced growing demand for its products in emerging markets, which helped drive strong revenue and earnings growth. Underweights in the telecommunications and utilities sectors, which delivered solid but relatively modest returns, further aided results.

Lost ground from financials and materials

Investments in the financials sector yielded strong absolute returns, but lagged results in the index, largely because the fund did not own the sector's lower-quality issuers. In addition, some holdings did not perform as expected. Detractors included AON Corp., an insurance brokerage company, and ACE Ltd. (0.7% of net assets), a property and casualty insurer that is not in the index. AON's shares fell sharply in the spring of 2009. In a persistently weak pricing environment, the company missed analysts' earnings estimates, leading us to sell the position. ACE posted solid gains, but underperformed the broader financials sector after reporting weaker-than-expected third quarter 2009 earnings. Disappointments within the materials sector included Nucor, a steel company, and Monsanto (1.0% and 1.2% of net assets, respectively), a fertilizer-and-chemicals company. Nucor struggled early in the year as lower steel prices and higher costs crimped profit margins. Monsanto declined as competition pressured pricing and volumes in the chemicals business. The fund lost further ground from weak stock selection in the consumer discretionary and industrials sectors.

6

Portfolio Managers' Report (continued) – Columbia Large Cap Value Fund

Outlook and positioning ahead

Going forward, we believe that sustainable gains in the equity market will depend on permanent cost reductions by corporations accompanied by reaccelerating revenue growth. Regardless of what happens, we believe that the fund has the potential to benefit from focusing on individual stocks that meet our investment criteria. Currently, we are finding the best opportunities clustered by industry, particularly in economically-sensitive businesses, such as financials, materials and industrials. In financials, we have focused on banks that have strengthened their earnings power, balance sheets and long-term franchise values, particularly more consumer-oriented institutions. We also favor capital markets companies, which we believe can benefit from increased merger-and-acquisition activity. Elsewhere, we expect materials stocks to benefit from long-term emerging market demand growth as well as constrained supply. Within industrials, our emphasis is on attractively valued, early-cycle companies. We remain more cautious about the prospects for media and pharmaceuticals stocks, as we believe both industries face challenges that could lead to declining long-term earnings power.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the manager has placed on it.

Top 5 sectors

as of 02/28/10 (%)

Financials	25.7
Energy	15.5
Industrials	11.6
Consumer Discretionary	9.5
Health Care	7.3

Top 10 holdings

as of 02/28/10 (%)

JPMorgan Chase	3.8
Chevron	3.4
Occidental Petroleum	3.1
Goldman Sachs Group	3.1
U.S. Bancorp	2.4
Wells Fargo	2.2
EMC	2.1
Apache	2.1
American Electric Power	2.1
American Express	2.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Large Cap Value Fund

February 28, 2010

Common Stocks – 95.7%
	Shares	Value ($)
Consumer Discretionary – 9.5%
Hotels, Restaurants & Leisure – 3.5%
Carnival Corp.	928,900	33,403,244
McDonald's Corp.	344,519	21,997,538
Starwood Hotels & Resorts Worldwide, Inc.	659,138	25,508,641
Hotels, Restaurants & Leisure Total		80,909,423
Household Durables – 0.5%
D.R. Horton, Inc.	831,300	10,274,868
Household Durables Total		10,274,868
Multiline Retail – 2.1%
J.C. Penney Co., Inc.	925,200	25,517,016
Nordstrom, Inc.	652,300	24,095,962
Multiline Retail Total		49,612,978
Specialty Retail – 2.9%
Lowe's Companies, Inc.	1,807,400	42,853,454
O'Reilly Automotive, Inc. (a)	641,800	25,222,740
Specialty Retail Total		68,076,194
Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc., Class B	182,700	12,350,520
Textiles, Apparel & Luxury Goods Total		12,350,520
Consumer Discretionary Total		221,223,983
Consumer Staples – 6.2%
Beverages – 1.4%
Diageo PLC, ADR	491,398	32,078,461
Beverages Total		32,078,461
Food & Staples Retailing – 0.5%
Wal-Mart Stores, Inc.	223,200	12,068,424
Food & Staples Retailing Total		12,068,424
Food Products – 1.3%
J.M. Smucker Co.	493,800	29,469,984
Food Products Total		29,469,984
Household Products – 1.1%
Procter & Gamble Co.	403,000	25,501,840
Household Products Total		25,501,840
Personal Products – 0.5%
Avon Products, Inc.	390,597	11,889,773
Personal Products Total		11,889,773

	Shares	Value ($)
Tobacco – 1.4%
Philip Morris International, Inc.	662,077	32,428,532
Tobacco Total		32,428,532
Consumer Staples Total		143,437,014
Energy – 15.5%
Energy Equipment & Services – 2.9%
Halliburton Co.	1,212,398	36,553,800
Nabors Industries Ltd. (a)	1,440,200	31,742,008
Energy Equipment & Services Total		68,295,808
Oil, Gas & Consumable Fuels – 12.6%
Alpha Natural Resources, Inc. (a)	558,500	25,696,585
Apache Corp.	473,600	49,083,904
Chevron Corp.	1,081,200	78,170,760
EOG Resources, Inc.	220,400	20,728,620
Occidental Petroleum Corp.	917,600	73,270,360
Petroleo Brasileiro SA, ADR	290,200	12,377,030
Williams Companies, Inc.	1,577,400	33,977,196
Oil, Gas & Consumable Fuels Total		293,304,455
Energy Total		361,600,263
Financials – 24.7%
Capital Markets – 4.7%
Goldman Sachs Group, Inc.	457,400	71,514,490
Morgan Stanley	1,346,600	37,947,188
Capital Markets Total		109,461,678
Commercial Banks – 7.8%
BB&T Corp.	946,400	27,000,792
Fifth Third Bancorp.	1,182,200	14,434,662
PNC Financial Services Group, Inc.	468,079	25,163,927
U.S. Bancorp	2,243,282	55,207,170
Wells Fargo & Co.	1,911,614	52,263,527
Zions Bancorporation	467,600	8,669,304
Commercial Banks Total		182,739,382
Consumer Finance – 2.0%
American Express Co.	1,242,100	47,435,799
Consumer Finance Total		47,435,799
Diversified Financial Services – 3.8%
JPMorgan Chase & Co.	2,105,510	88,368,255
Diversified Financial Services Total		88,368,255

See Accompanying Notes to Financial Statements.

8

Columbia Large Cap Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Insurance – 3.7%
ACE Ltd. (a)	334,276	16,710,457
Axis Capital Holdings Ltd.	820,400	25,801,580
Prudential Financial, Inc.	820,115	42,982,227
Insurance Total		85,494,264
Real Estate Investment Trusts (REITs) – 2.7%
Equity Residential Property Trust	400,400	14,446,432
Plum Creek Timber Co., Inc.	271,166	9,688,761
Rayonier, Inc.	438,800	18,240,916
Simon Property Group, Inc.	257,473	20,157,561
Real Estate Investment Trusts (REITs) Total		62,533,670
Financials Total		576,033,048
Health Care – 7.3%
Health Care Providers & Services – 1.2%
Medco Health Solutions, Inc. (a)	444,400	28,103,856
Health Care Providers & Services Total		28,103,856
Life Sciences Tools & Services – 3.4%
Life Technologies Corp. (a)	716,600	36,374,616
Millipore Corp. (a)	66,600	6,287,706
Thermo Fisher Scientific, Inc. (a)	771,800	37,640,686
Life Sciences Tools & Services Total		80,303,008
Pharmaceuticals – 2.7%
Merck & Co., Inc.	704,635	25,986,939
Pfizer, Inc.	2,100,900	36,870,795
Pharmaceuticals Total		62,857,734
Health Care Total		171,264,598
Industrials – 11.6%
Aerospace & Defense – 4.4%
Goodrich Corp.	293,300	19,249,279
Honeywell International, Inc.	658,100	26,429,296
L-3 Communications Holdings, Inc.	180,500	16,501,310
United Technologies Corp.	585,380	40,186,337
Aerospace & Defense Total		102,366,222
Air Freight & Logistics – 0.5%
FedEx Corp.	142,700	12,095,252
Air Freight & Logistics Total		12,095,252

	Shares	Value ($)
Building Products – 0.5%
Masco Corp.	840,800	11,241,496
Building Products Total		11,241,496
Construction & Engineering – 0.9%
Fluor Corp.	263,900	11,294,920
Foster Wheeler AG (a)	387,900	9,546,219
Construction & Engineering Total		20,841,139
Industrial Conglomerates – 1.4%
General Electric Co.	1,978,816	31,779,785
Industrial Conglomerates Total		31,779,785
Machinery – 3.1%
Eaton Corp.	228,000	15,531,360
Illinois Tool Works, Inc.	382,800	17,425,056
Ingersoll-Rand PLC	483,900	15,441,249
Kennametal, Inc.	224,900	5,858,645
Navistar International Corp. (a)	340,902	13,349,722
PACCAR, Inc.	154,100	5,447,435
Machinery Total		73,053,467
Professional Services – 0.8%
Manpower, Inc.	348,100	17,934,112
Professional Services Total		17,934,112
Industrials Total		269,311,473
Information Technology – 6.6%
Computers & Peripherals – 4.1%
EMC Corp. (a)	2,827,600	49,454,724
Hewlett-Packard Co.	352,600	17,908,554
International Business Machines Corp.	222,100	28,242,236
Computers & Peripherals Total		95,605,514
IT Services – 0.4%
Western Union Co.	637,000	10,051,860
IT Services Total		10,051,860
Semiconductors & Semiconductor Equipment – 1.5%
Lam Research Corp. (a)	565,783	19,185,701
Texas Instruments, Inc.	586,800	14,306,184
Semiconductors & Semiconductor Equipment Total		33,491,885
Software – 0.6%
Nuance Communications, Inc. (a)	951,200	13,687,768
Software Total		13,687,768
Information Technology Total		152,837,027

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Materials – 6.2%
Chemicals – 2.2%
Monsanto Co.	405,200	28,627,380
Potash Corp. of Saskatchewan, Inc.	208,100	22,986,726
Chemicals Total		51,614,106
Metals & Mining – 3.1%
Allegheny Technologies, Inc.	545,300	23,807,798
Nucor Corp.	546,000	22,604,400
United States Steel Corp.	500,200	26,480,588
Metals & Mining Total		72,892,786
Paper & Forest Products – 0.9%
Weyerhaeuser Co.	482,700	19,501,080
Paper & Forest Products Total		19,501,080
Materials Total		144,007,972
Telecommunication Services – 2.4%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	1,659,051	41,161,055
Verizon Communications, Inc.	503,802	14,574,992
Diversified Telecommunication Services Total		55,736,047
Telecommunication Services Total		55,736,047
Utilities – 5.7%
Electric Utilities – 2.5%
American Electric Power Co., Inc.	1,442,900	48,510,298
Northeast Utilities	355,561	9,102,362
Electric Utilities Total		57,612,660
Multi-Utilities – 3.2%
PG&E Corp.	876,143	36,727,914
Sempra Energy	446,000	21,929,820
Wisconsin Energy Corp.	331,900	16,073,917
Multi-Utilities Total		74,731,651
Utilities Total		132,344,311
Total Common Stocks (cost of $1,881,296,854)		2,227,795,736

Convertible Preferred Stocks – 1.9%
	Shares	Value ($)
Financials – 1.0%
Diversified Financial Services – 1.0%
Citigroup, Inc., 7.500%	225,288	24,164,391
Diversified Financial Services Total		24,164,391
Financials Total		24,164,391
Materials – 0.9%
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	201,000	21,639,660
Metals & Mining Total		21,639,660
Materials Total		21,639,660
Total Convertible Preferred Stocks (cost of $31,852,224)		45,804,051
Short-Term Obligation – 2.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations with various maturities to 12/30/13, market value $54,214,413 (repurchase proceeds $53,151,221)	53,151,000	53,151,000
Total Short-Term Obligation (cost of $53,151,000)		53,151,000
Total Investments – 99.9% (cost of $1,966,300,078) (b)		2,326,750,787
Other Assets & Liabilities, Net – 0.1%		1,207,951
Net Assets – 100.0%		2,327,958,738

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,978,100,516.

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Value Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,227,795,736	$—	$—	$2,227,795,736
Total Convertible Preferred Stocks	45,804,051	—	—	45,804,051
Total Short-Term Obligation	—	53,151,000	—	53,151,000
Total Investments	$2,273,599,787	$53,151,000	$—	$2,326,750,787

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.7
Energy	15.5
Industrials	11.6
Consumer Discretionary	9.5
Health Care	7.3
Materials	7.1
Information Technology	6.6
Consumer Staples	6.2
Utilities	5.7
Telecommunication Services	2.4
97.6
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Large Cap Value Fund
February 28, 2010

		($)
Assets	Investments, at cost	1,966,300,078
	Investments, at value	2,326,750,787
	Cash	3
	Receivable for:
	Investments sold	1,514,583
	Fund shares sold	1,936,289
	Dividends	4,203,863
	Interest	221
	Trustees' deferred compensation plan	64,230
	Prepaid expenses	26,358
	Total Assets	2,334,496,334
Liabilities	Payable for:
	Fund shares repurchased	4,037,692
	Investment advisory fee	896,572
	Administration fee	298,768
	Pricing and bookkeeping fees	11,856
	Transfer agent fee	505,895
	Trustees' fees	89,157
	Custody fee	9,142
	Distribution and service fees	288,324
	Chief compliance officer expenses	279
	Reports to shareholders	280,373
	Trustees' deferred compensation plan	64,230
	Other liabilities	55,308
	Total Liabilities	6,537,596
	Net Assets	2,327,958,738
Net Assets Consist of	Paid-in capital	2,838,831,474
	Undistributed net investment income	1,287,424
	Accumulated net realized loss	(872,610,869)
	Net unrealized appreciation on investments	360,450,709
	Net Assets	2,327,958,738

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Large Cap Value Fund
February 28, 2010 (continued)

Class A	Net assets	$891,893,695
	Shares outstanding	88,530,299
	Net asset value per share	$10.07	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$10.68	(b)
Class B	Net assets	$96,523,638
	Shares outstanding	9,934,543
	Net asset value and offering price per share	$9.72	(a)
Class C	Net assets	$37,229,369
	Shares outstanding	3,831,275
	Net asset value and offering price per share	$9.72	(a)
Class R	Net assets	$252,290
	Shares outstanding	25,061
	Net asset value, offering and redemption price per share	$10.07
Class Y (c)	Net assets	$11,497,038
	Shares outstanding	1,138,501
	Net asset value, offering and redemption price per share	$10.10
Class Z	Net assets	$1,290,562,708
	Shares outstanding	127,856,817
	Net asset value, offering and redemption price per share	$10.09

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Large Cap Value Fund
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	45,847,123
	Interest	426,365
	Foreign taxes withheld	(120,592)
	Total Investment Income	46,152,896
Expenses	Investment advisory fee	11,014,155
	Administration fee	3,641,178
	Distribution fee:
	Class B	931,465
	Class C	278,193
	Class R	1,043
	Service fee:
	Class B	310,488
	Class C	92,731
	Distribution and service fees:
	Class A	2,116,593
	Transfer agent fee:
	Class A, Class B, Class C, Class R and Class Z	3,823,229
	Class Y (a)	24
	Pricing and bookkeeping fees	141,357
	Trustee's fees	50,365
	Custody fee	50,440
	Chief compliance officer expenses	1,424
	Other expenses	912,897
	Total Expenses	23,365,582
	Fees waived by transfer agent	(278,265)
	Fees waived or expenses reimbursed by investment advisor and/or administrator	(66,850)
	Expense reductions	(8)
	Net Expenses	23,020,459
	Net Investment Income	23,132,437
Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(154,849,867)
	Net change in unrealized appreciation (depreciation) on investments	918,811,164
	Net Gain	763,961,297
	Net Increase Resulting from Operations	787,093,734

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Large Cap Value Fund

		Year Ended February 28,
Increase (Decrease) in Net Assets		2010 ($)(a)	2009 ($)
Operations	Net investment income	23,132,437	49,270,249
	Net realized loss on investments and written options	(154,849,867)	(612,666,044)
	Net change in unrealized appreciation (depreciation) on investments	918,811,164	(812,203,175)
	Net increase (decrease) resulting from operations	787,093,734	(1,375,598,970)
Distributions to Shareholders	From net investment income:
	Class A	(9,326,644)	(19,145,155)
	Class B	(503,460)	(2,456,302)
	Class C	(148,010)	(544,756)
	Class R	(1,783)	(3,471)
	Class Y	(88,057)	—
	Class Z	(16,140,284)	(31,407,396)
	Total distributions to shareholders	(26,208,238)	(53,557,080)
	Net Capital Stock Transactions	(171,434,011)	(417,626,088)
	Increase from regulatory settlements	1,763	—
	Total increase (decrease) in net assets	589,453,248	(1,846,782,138)
Net Assets	Beginning of period	1,738,505,490	3,585,287,628
	End of period	2,327,958,738	1,738,505,490
	Undistributed net investment income at end of period	1,287,424	4,361,462

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Large Cap Value Fund

	Capital Stock Activity
	Year Ended February 28,
	2010		2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	14,418,748	127,246,912	21,665,197	223,674,367
Distributions reinvested	994,912	8,893,118	1,758,660	18,227,584
Redemptions	(22,943,831)	(205,288,668)	(29,409,824)	(296,101,412)
Net decrease	(7,530,171)	(69,148,638)	(5,985,967)	(54,199,461)
Class B
Subscriptions	173,524	1,441,614	326,080	3,333,007
Distributions reinvested	54,092	462,394	231,092	2,247,279
Redemptions	(9,174,195)	(80,479,829)	(10,677,747)	(108,032,276)
Net decrease	(8,946,579)	(78,575,821)	(10,120,575)	(102,451,990)
Class C
Subscriptions	248,296	2,150,151	364,182	3,317,906
Distributions reinvested	14,624	126,386	48,057	465,605
Redemptions	(1,035,282)	(9,064,816)	(1,703,376)	(16,777,002)
Net decrease	(772,362)	(6,788,279)	(1,291,137)	(12,993,491)
Class R
Subscriptions	8,096	73,330	6,275	66,917
Distributions reinvested	199	1,783	342	3,472
Redemptions	(4,316)	(39,322)	(4,602)	(42,622)
Net increase	3,979	35,791	2,015	27,767
Class Y (a)
Subscriptions	2,538,079	22,992,093	—	—
Distributions reinvested	9	89	—	—
Redemptions	(1,399,587)	(13,030,304)	—	—
Net increase	1,138,501	9,961,878	—	—
Class Z
Subscriptions	23,268,121	200,560,704	19,753,607	193,882,402
Distributions reinvested	1,061,174	9,540,775	1,620,276	17,041,733
Redemptions	(25,864,203)	(237,020,421)	(45,713,915)	(458,933,048)
Net decrease	(1,534,908)	(26,918,942)	(24,340,032)	(248,008,913)

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010	2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.00	$12.37		$15.16	$14.60		$13.10		$11.84
Income from Investment Operations:
Net investment income (c)	0.09	0.18		0.20	0.17		0.19		0.17
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.08	(5.36)		(1.14)	1.37		1.64		1.26
Total from investment operations	3.17	(5.18)		(0.94)	1.54		1.83		1.43
Less Distributions to Shareholders:
From net investment income	(0.10)	(0.19)		(0.22)	(0.12)		(0.16)		(0.17)
From net realized gains	—	—		(1.63)	(0.86)		(0.17)		—
Total distributions to shareholders	(0.10)	(0.19)		(1.85)	(0.98)		(0.33)		(0.17)
Increase from regulatory settlements	— (d)	—		—	—		—		—
Net Asset Value, End of Period	$10.07	$7.00		$12.37	$15.16		$14.60		$13.10
Total return (e)(f)	45.49%	(42.36)%		(7.55)%	11.09	%(g)	14.15%		12.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.12%	1.04%		0.99%	1.01	%(i)	0.96%		1.02%
Interest expense	—	—	%(j)	—	—		—		—
Net expenses (h)	1.12%	1.04%		0.99%	1.01	%(i)	0.96%		1.02%
Waiver/Reimbursement	0.01%	0.06%		0.06%	0.05	%(i)	0.09	%(k)	0.13	%(k)
Net investment income (h)	0.95%	1.68%		1.37%	1.27	%(i)	1.36%		1.41%
Portfolio turnover rate	61%	61%		62%	66	%(g)	59%		52%
Net assets, end of period (000s)	$891,894	$672,426		$1,262,700	$1,332,311		$1,066,456		$292,037

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2010	2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.75	$11.94		$14.69	$14.19		$12.75		$11.53
Income from Investment Operations:
Net investment income (c)	0.02	0.09		0.09	0.07		0.08		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.99	(5.17)		(1.10)	1.34		1.59		1.22
Total from investment operations	3.01	(5.08)		(1.01)	1.41		1.67		1.30
Less Distributions to Shareholders:
From net investment income	(0.04)	(0.11)		(0.11)	(0.05)		(0.06)		(0.08)
From net realized gains	—	—		(1.63)	(0.86)		(0.17)		—
Total distributions to shareholders	(0.04)	(0.11)		(1.74)	(0.91)		(0.23)		(0.08)
Increase from regulatory settlements	— (d)	—		—	—		—		—
Net Asset Value, End of Period	$9.72	$6.75		$11.94	$14.69		$14.19		$12.75
Total return (e)(f)	44.59%	(42.84)%		(8.24)%	10.38	%(g)	13.22%		11.31%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.87%	1.79%		1.74%	1.76	%(i)	1.71%		1.77%
Interest expense	—	—	%(j)	—	—		—		—
Net expenses (h)	1.87%	1.79%		1.74%	1.76	%(i)	1.71%		1.77%
Waiver/Reimbursement	0.01%	0.06%		0.06%	0.05	%(i)	0.09	%(k)	0.13	%(k)
Net investment income (h)	0.23%	0.89%		0.60%	0.52	%(i)	0.60%		0.66%
Portfolio turnover rate	61%	61%		62%	66	%(g)	59%		52%
Net assets, end of period (000s)	$96,524	$127,489		$346,218	$557,033		$693,558		$84,756

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2010	2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.75	$11.94		$14.69	$14.19		$12.75		$11.52
Income from Investment Operations:
Net investment income (c)	0.02	0.09		0.09	0.07		0.08		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.99	(5.17)		(1.10)	1.34		1.59		1.22
Total from investment operations	3.01	(5.08)		(1.01)	1.41		1.67		1.30
Less Distributions to Shareholders:
From net investment income	(0.04)	(0.11)		(0.11)	(0.05)		(0.06)		(0.07)
From net realized gains	—	—		(1.63)	(0.86)		(0.17)		—
Total distributions to shareholders	(0.04)	(0.11)		(1.74)	(0.91)		(0.23)		(0.07)
Increase from regulatory settlements	— (d)	—		—	—		—		—
Net Asset Value, End of Period	$9.72	$6.75		$11.94	$14.69		$14.19		$12.75
Total return (e)(f)	44.59%	(42.84)%		(8.24)%	10.38	%(g)	13.22%		11.36%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.87%	1.79%		1.74%	1.76	%(i)	1.71%		1.77%
Interest expense	—	—	%(j)	—	—		—		—
Net expenses (h)	1.87%	1.79%		1.74%	1.76	%(i)	1.71%		1.77%
Waiver/Reimbursement	0.01%	0.06%		0.06%	0.05	%(i)	0.09	%(k)	0.13	%(k)
Net investment income (h)	0.21%	0.90%		0.60%	0.52	%(i)	0.60%		0.66%
Portfolio turnover rate	61%	61%		62%	66	%(g)	59%		52%
Net assets, end of period (000s)	$37,229	$31,091		$70,383	$94,600		$98,884		$17,210

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010	2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$6.99	$12.36		$15.15	$14.59		$14.05
Income from Investment Operations:
Net investment income (c)	0.07	0.15		0.22	0.14		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.09	(5.36)		(1.19)	1.38		0.53
Total from investment operations	3.16	(5.21)		(0.97)	1.52		0.57
Less Distributions to Shareholders:
From net investment income	(0.08)	(0.16)		(0.19)	(0.10)		(0.03)
From net realized gains	—	—		(1.63)	(0.86)		—
Total distributions to shareholders	(0.08)	(0.16)		(1.82)	(0.96)		(0.03)
Increase from regulatory settlements	— (d)	—		—	—		—
Net Asset Value, End of Period	$10.07	$6.99		$12.36	$15.15		$14.59
Total return (e)(f)	45.34%	(42.54)%		(7.79)%	10.90	%(g)	4.05	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.37%	1.29%		1.24%	1.26	%(i)	1.25	%(i)
Interest expense	—	—	%(j)	—	—		—
Net expenses (h)	1.37%	1.29%		1.24%	1.26	%(i)	1.25	%(i)
Waiver/Reimbursement	0.01%	0.06%		0.06%	0.05	%(i)	0.16	%(i)(k)
Net investment income (h)	0.71%	1.45%		1.63%	1.02	%(i)	1.33	%(i)
Portfolio turnover rate	61%	61%		62%	66	%(g)	59	%(g)
Net assets, end of period (000s)	$252	$147		$236	$11		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.10% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$8.65
Income from Investment Operations:
Net investment income (b)	0.08
Net realized and unrealized gain on investments	1.45
Total from investment operations	1.53
Less Distributions to Shareholders:
From net investment income	(0.08)
Net Asset Value, End of Period	$10.10
Total return (c)(d)	17.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.72%
Net investment income (e)(f)	1.36%
Portfolio turnover rate (d)	61%
Net assets, end of period (000s)	$11,497

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.01		$12.40		$15.19	$14.61		$13.12		$11.85
Income from Investment Operations:
Net investment income (c)	0.11		0.20		0.24	0.21		0.22		0.20
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.09		(5.39)		(1.14)	1.38		1.63		1.27
Total from investment operations	3.20		(5.19)		(0.90)	1.59		1.85		1.47
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.22)		(0.26)	(0.15)		(0.19)		(0.20)
From net realized gains	—		—		(1.63)	(0.86)		(0.17)		—
Total distributions to shareholders	(0.12)		(0.22)		(1.89)	(1.01)		(0.36)		(0.20)
Increase from regulatory settlements	—	(d)	0.02		—	—		—		—
Net Asset Value, End of Period	$10.09		$7.01		$12.40	$15.19		$14.61		$13.12
Total return (e)(f)	45.93	%(g)	(42.27)%		(7.29)%	11.42	%(g)	14.33%		12.51%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.87%		0.79%		0.74%	0.76	%(i)	0.71%		0.77%
Interest expense	—		—	%(j)	—	—		—		—
Net expenses (h)	0.87%		0.79%		0.74%	0.76	%(i)	0.71%		0.77%
Waiver/Reimbursement	0.01%		0.06%		0.06%	0.05	%(i)	0.09	%(k)	0.13	%(k)
Net investment income (h)	1.21%		1.91%		1.61%	1.52	%(i)	1.60%		1.66%
Portfolio turnover rate	61%		61%		62%	66	%(g)	59%		52%
Net assets, end of period (000s)	$1,290,563		$907,353		$1,905,752	$2,277,652		$2,009,115		$1,376,691

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Large Cap Value Fund
February 28, 2010

Note 1. Organization

Columbia Large Cap Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class Y and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar

23

Columbia Large Cap Value Fund, February 28, 2010

securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert their rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by

24

Columbia Large Cap Value Fund, February 28, 2010

contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,763	$1	$(1,764)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from:	2010	2009
Ordinary Income*	$26,208,238	$53,557,080
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,360,279	$—	$348,650,271

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$411,085,405
Unrealized depreciation	(62,435,134)
Net unrealized appreciation	$348,650,271

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$4,189,476
2017	383,028,117
2018	473,592,838
$860,810,431

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's

25

Columbia Large Cap Value Fund, February 28, 2010

conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $6 billion	0.43%
Over $6 billion	0.41%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.49% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Prior to June 30, 2009, Columbia contractually agreed to waive a portion of its administration fee for the Fund, at an annual rate of 0.04% of the Fund's average daily net assets up to $500 million.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

26

Columbia Large Cap Value Fund, February 28, 2010

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Fund pays a monthly fee to the Transfer Agent for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  Effective January 1, 2010, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to January 1, 2010, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  Effective January 1, 2010, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to January 1, 2010, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

27

Columbia Large Cap Value Fund, February 28, 2010

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $24,126 on sales of the Fund's Class A shares and received net CDSC fees of $955, $57,696 and $1,728 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.00% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected,

28

Columbia Large Cap Value Fund, February 28, 2010

on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the year, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $6,291.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses by $8 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,324,882,565 and $1,527,366,150, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $1,763 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss

29

Columbia Large Cap Value Fund, February 28, 2010

to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the year ended February 28, 2010, the Fund did not participate in the securities lending program.

Note 10. Shares of Beneficial Interest

As of February 28, 2010, 35.2% of the Fund's shares outstanding were beneficially owned by three participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

30

Columbia Large Cap Value Fund, February 28, 2010

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

32

Federal Income Tax Information (Unaudited)

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

35

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

36

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

37

Board Consideration and Re-Approval of Current
Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In

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this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the

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performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees

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confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe. Columbia Large Cap Value Fund was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed
Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee

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Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various

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factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the

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Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

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For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

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Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

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Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Large Cap Value Fund was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

50

include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

51

breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

  a. Management-only profitability should be calculated without reference to any Private Bank expense.

  b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

  d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

53

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

57

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Large Cap Value Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/32224-0210 (04/10) 10-Y38516

Columbia Management®

Annual Report

February 28, 2010

Columbia Mid Cap Value Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Board Consideration and Re-Approval of Current Investment Advisory Agreement	38

Board Consideration and Approval of Proposed Investment Advisory Agreement	42

Summary of Management Fee Evaluation by Independent Fee Consultant	49

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia Mid Cap Value Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 64.09% without sales charge.

■  The fund trailed its benchmark, the Russell Midcap Value Index,1 and the average return of its peer group, the Lipper Mid-Cap Value Funds Classification.2

■  The fund delivered outstanding returns as the stock market rebounded. However, lower-quality stocks led the market recovery and the fund's higher-quality focus accounted for its shortfall relative to the benchmark.

Portfolio Management

Lori Ensinger has co-managed the fund since August 2001 and has been associated with the advisor or its predecessors since 2001.

Diane Sobin has co-managed the fund since August 2001 and has been associated with the advisor or its predecessors since 2001.

David Hoffman has co-managed the fund since April 2004 and has been associated with the advisor or its predecessors since 2001.

Noah Petrucci has co-managed the fund since February 2002 and has been associated with the advisor or its predecessors since 2002.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+64.09%

Class A shares (without sales charge)

+74.74%

Russell Midcap Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Mid Cap Value Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62%

*Source: U.S. Bureau of Labor Statistics

2

Economic Update (continued) – Columbia Mid Cap Value Fund

for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.17
Class B	1.92
Class C	1.92
Class R	1.42
Class Y	0.74
Class Z	0.92

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/20/01 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/20/01 – 02/28/10 ($)

Sales charge	without	with
Class A	16,980	16,003
Class B	15,959	15,959
Class C	15,966	15,966
Class R	16,811	n/a
Class Y	17,322	n/a
Class Z	17,334	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Y	Z
Inception	11/20/01		11/20/01		11/20/01		01/23/06	07/15/09	11/20/01
Sales charge	without	with	without	with	without	with	without	without	without
1-year	64.09	54.64	62.86	57.86	62.97	61.97	63.69	64.44	64.55
5-year	1.70	0.49	0.94	0.64	0.94	0.94	1.49	1.94	1.95
Life	6.61	5.85	5.81	5.81	5.82	5.82	6.48	6.87	6.87

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Y	Z
Sales charge	without	with	without	with	without	with	without	without	without
1-year	62.38	53.09	61.23	56.23	61.12	60.12	62.05	62.66	62.69
5-year	3.10	1.88	2.33	2.03	2.33	2.33	2.89	3.34	3.35
Life	7.40	6.65	6.60	6.60	6.61	6.61	7.27	7.66	7.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R, Class Y, and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees. The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares.

4

Understanding Your Expenses – Columbia Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,124.90	1,019.09	6.06	5.76	1.15
Class B	1,000.00	1,000.00	1,120.50	1,015.37	9.99	9.49	1.90
Class C	1,000.00	1,000.00	1,121.20	1,015.37	9.99	9.49	1.90
Class R	1,000.00	1,000.00	1,123.60	1,017.85	7.37	7.00	1.40
Class Z	1,000.00	1,000.00	1,127.10	1,020.33	4.75	4.51	0.90
Class Y	1,000.00	1,000.00	1,125.30	1,020.98	4.06	3.86	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	11.18
Class B	10.94
Class C	10.98
Class R	11.18
Class Y	11.18
Class Z	11.20

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.08
Class B	0.02
Class C	0.02
Class R	0.06
Class Y	0.07
Class Z	0.10

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 64.09% without sales charge. Over the same period, the fund's benchmark, the Russell Midcap Value Index, returned 74.74%, while the fund's peer group, the Lipper Mid-Cap Value Funds Classification, gained 69.29%. Absolute results were strong as mid-cap value stocks outpaced mid-cap growth stocks, and mid-cap stocks outpaced both large and small-cap stocks. However, the fund's focus on higher-quality stocks hampered performance versus the benchmark as low-quality, higher-risk names fueled the market rally. Industry allocations benefited returns, led by underweights in the utilities and telecommunications sectors. Stock selection delivered mixed results.

Gains from stock selection in consumer staples

All sectors in the index and the fund posted very strong returns for the year. Relative to the benchmark, stock selection in consumer staples gave the fund an edge. Pepsi Bottling Group and Fomento Economico Mexicano SAB, or FEMSA (0.8% of net assets) were among the fund's top contributors in the sector. Pepsi Bottling rose after it was announced that the company would be acquired by Pepsi Co. We subsequently sold the position, locking in the market's positive reaction to the sale. Shares of FEMSA, a Mexican beverage company, climbed as the company considered selling its beer unit. Elsewhere in the portfolio, standouts included Newfield Exploration and Peabody Energy (0.9% and 1.3% of net assets, respectively). Newfield Exploration, an oil exploration and production company, posted solid earnings driven by sound cost containment and improving volume growth, while coal miner Peabody Energy benefited from increasing demand for metallurgical coal from China.

Underperformance from consumer discretionary, tech and materials

Despite very strong returns in the consumer discretionary, information technology and materials sectors, the fund's results lagged those of the benchmark. In consumer discretionary, the fund had little or no exposure to many of the benchmark's strongest-performing media stocks, which hampered relative performance. We avoided these names because we believe that they have limited potential to expand profit margins over the long term. As a result of advertising dollars trending away from traditional media outlets, such as television, radio and newspapers, and shifting to online sites. In technology, detractors included NCR and Diebold (0.9% of net assets), manufacturers of automated teller machines (ATMs), the stocks of each of which declined in value as a result of declining demand from financial services companies who were reluctant to invest in upgraded or new ATMs. NCR also suffered when it announced it was entering the DVD kiosk business, which many analysts believe has limited long-term growth potential. NCR was no longer in the portfolio at period end. In materials, an underweight in paper companies, which were strong performers in the rally, hindered results.

Opportunity ahead

While corporate cost cutting helped fuel a stock market rally in 2009, we believe that permanent cost reductions and reaccelerating revenue growth will be necessary to fuel a sustained rally going forward. Regardless of the environment, we continue to find numerous opportunities that meet the fund's investment criteria. Many of these

6

Portfolio Managers' Report (continued) – Columbia Mid Cap Value Fund opportunities are clustered by industry, particularly more economically-sensitive ones. In financials, which represented over one-quarter of the fund's assets at period end, we expect financial service companies that have strengthened their earnings power, balance sheets and long-term franchise values to do well. We're particularly interested in opportunities presented by consumer-oriented lenders as well as in capital markets companies that could benefit from an increase in merger-and-acquisition activity. We also believe that growth in long-term demand of emerging markets bodes well for both the energy and materials sectors. Finally, we believe that early-cycle industrials, as well as certain consumer discretionary stocks—including selected department stores, home centers and travel/leisure companies—offer opportunity. We are more cautious about prospects for telecommunications and health care stocks, both of which we believe face long-term challenges.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 02/28/10 (%)

Financials	27.8
Consumer Discretionary	15.1
Industrials	10.8
Energy	9.4
Information Technology	9.0

Top 10 holdings

as of 02/28/10 (%)

Reinsurance Group of America	2.0
Royal Caribbean Cruises	1.8
Starwood Hotels & Resorts Worldwide	1.6
Cullen/Frost Bankers	1.6
J.C. Penney	1.5
Discover Financial Services	1.5
Comerica	1.5
TCF Financial	1.5
Sempra Energy	1.4
Packaging Corporation of America	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets

7

Investment Portfolio – Columbia Mid Cap Value Fund

February 28, 2010

Common Stocks – 98.9%
	Shares	Value ($)
Consumer Discretionary – 15.1%
Auto Components – 1.7%
BorgWarner, Inc. (a)	1,440,300	53,953,638
Goodyear Tire & Rubber Co. (a)	1,709,100	22,201,209
Auto Components Total		76,154,847
Hotels, Restaurants & Leisure – 4.0%
International Game Technology	1,607,902	28,218,680
Royal Caribbean Cruises Ltd. (a)	2,712,300	76,676,721
Starwood Hotels & Resorts Worldwide, Inc.	1,778,600	68,831,820
Hotels, Restaurants & Leisure Total		173,727,221
Household Durables – 1.0%
D.R. Horton, Inc.	3,500,800	43,269,888
Household Durables Total		43,269,888
Leisure Equipment & Products – 1.2%
Hasbro, Inc.	1,412,800	50,549,984
Leisure Equipment & Products Total		50,549,984
Media – 1.1%
DISH Network Corp., Class A (a)	1,528,200	30,518,154
Gannett Co., Inc.	1,192,615	18,068,117
Media Total		48,586,271
Multiline Retail – 2.0%
J.C. Penney Co., Inc.	2,414,300	66,586,394
Nordstrom, Inc.	622,800	23,006,232
Multiline Retail Total		89,592,626
Specialty Retail – 2.6%
American Eagle Outfitters, Inc.	2,010,400	33,915,448
Foot Locker, Inc.	3,812,300	49,445,531
O'Reilly Automotive, Inc. (a)	832,500	32,717,250
Specialty Retail Total		116,078,229
Textiles, Apparel & Luxury Goods – 1.5%
Hanesbrands, Inc. (a)	1,224,600	31,753,878
Jones Apparel Group, Inc.	2,084,500	35,144,670
Textiles, Apparel & Luxury Goods Total		66,898,548
Consumer Discretionary Total		664,857,614
Consumer Staples – 4.9%
Beverages – 0.8%
Fomento Economico Mexicano SAB de CV, ADR	786,700	33,670,760
Beverages Total		33,670,760

	Shares	Value ($)
Food Products – 1.5%
Dean Foods Co. (a)	860,332	12,552,244
J.M. Smucker Co.	898,600	53,628,448
Food Products Total		66,180,692
Household Products – 0.7%
Clorox Co.	536,500	32,892,815
Household Products Total		32,892,815
Personal Products – 1.9%
Avon Products, Inc.	1,084,000	32,996,960
Estee Lauder Companies, Inc., Class A	813,000	48,885,690
Personal Products Total		81,882,650
Consumer Staples Total		214,626,917
Energy – 9.4%
Energy Equipment & Services – 3.3%
Nabors Industries Ltd. (a)	1,925,600	42,440,224
Noble Corp. (a)	1,278,800	54,042,088
Pride International, Inc. (a)	1,735,300	48,553,694
Energy Equipment & Services Total		145,036,006
Oil, Gas & Consumable Fuels – 6.1%
Cabot Oil & Gas Corp.	1,414,100	56,761,974
Newfield Exploration Co. (a)	750,600	38,333,142
Peabody Energy Corp.	1,243,178	57,148,893
Spectra Energy Corp.	2,491,000	54,303,800
Williams Companies, Inc.	2,918,400	62,862,336
Oil, Gas & Consumable Fuels Total		269,410,145
Energy Total		414,446,151
Financials – 27.8%
Capital Markets – 3.0%
Ameriprise Financial, Inc.	1,086,000	43,472,580
Raymond James Financial, Inc.	1,252,300	32,384,478
TD Ameritrade Holding Corp. (a)	3,130,300	54,748,947
Capital Markets Total		130,606,005
Commercial Banks – 9.4%
BB&T Corp.	1,590,200	45,368,406
City National Corp.	945,400	47,194,368
Comerica, Inc.	1,836,000	66,242,880
Cullen/Frost Bankers, Inc.	1,260,050	68,231,708
Fifth Third Bancorp.	3,382,600	41,301,546
SVB Financial Group (a)	1,133,311	50,500,338
TCF Financial Corp.	4,483,300	64,738,852

See Accompanying Notes to Financial Statements.

8

Columbia Mid Cap Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Zions Bancorporation	1,423,250	26,387,055
Commercial Banks Total		409,965,153
Consumer Finance – 1.5%
Discover Financial Services	4,860,299	66,343,081
Consumer Finance Total		66,343,081
Insurance – 5.4%
ACE Ltd. (a)	1,093,266	54,652,367
Assured Guaranty Ltd.	975,100	20,574,610
Axis Capital Holdings Ltd.	1,284,200	40,388,090
Genworth Financial, Inc., Class A (a)	2,260,400	36,030,776
Reinsurance Group of America, Inc.	1,822,000	86,599,660
Insurance Total		238,245,503
Real Estate Investment Trusts (REITs) – 8.5%
Alexandria Real Estate Equities, Inc.	719,400	44,329,428
Boston Properties, Inc.	661,300	44,922,109
Equity Residential Property Trust	1,427,600	51,507,808
Host Hotels & Resorts, Inc. (a)	2,898,297	33,939,058
Plum Creek Timber Co., Inc.	977,245	34,916,964
ProLogis	2,428,200	31,299,498
Rayonier, Inc.	1,444,500	60,047,865
Simon Property Group, Inc.	137,465	10,762,135
Taubman Centers, Inc.	640,492	24,806,255
Vornado Realty Trust	563,172	37,011,664
Real Estate Investment Trusts (REITs) Total		373,542,784
Financials Total		1,218,702,526
Health Care – 5.9%
Health Care Equipment & Supplies – 3.4%
Beckman Coulter, Inc.	606,900	39,788,364
Cooper Companies, Inc.	640,200	25,646,412
Hospira, Inc. (a)	668,000	34,956,440
Teleflex, Inc.	803,100	48,940,914
Health Care Equipment & Supplies Total		149,332,130
Health Care Providers & Services – 1.8%
AmerisourceBergen Corp.	1,496,700	41,967,468
Community Health Systems, Inc. (a)	1,083,800	37,141,826
Health Care Providers & Services Total		79,109,294

	Shares	Value ($)
Life Sciences Tools & Services – 0.7%
Mettler-Toledo International, Inc. (a)	291,500	28,978,015
Life Sciences Tools & Services Total		28,978,015
Health Care Total		257,419,439
Industrials – 10.8%
Aerospace & Defense – 2.6%
AerCap Holdings NV (a)	3,314,007	31,516,206
Alliant Techsystems, Inc. (a)	248,400	19,735,380
L-3 Communications Holdings, Inc.	678,500	62,028,470
Aerospace & Defense Total		113,280,056
Airlines – 0.5%
Delta Air Lines, Inc. (a)	1,811,100	23,399,412
Airlines Total		23,399,412
Construction & Engineering – 0.6%
Foster Wheeler AG (a)	1,029,600	25,338,456
Construction & Engineering Total		25,338,456
Electrical Equipment – 0.9%
Cooper Industries PLC, Class A	892,100	40,465,656
Electrical Equipment Total		40,465,656
Machinery – 5.0%
Ingersoll-Rand PLC	677,200	21,609,452
Kennametal, Inc.	1,726,900	44,985,745
Navistar International Corp. (a)	871,300	34,120,108
Parker Hannifin Corp.	892,700	53,838,737
Stanley Works	837,700	47,958,325
Terex Corp. (a)	963,200	18,753,504
Machinery Total		221,265,871
Marine – 0.2%
Alexander & Baldwin, Inc.	234,998	7,562,236
Marine Total		7,562,236
Professional Services – 1.0%
Manpower, Inc.	814,800	41,978,496
Professional Services Total		41,978,496
Industrials Total		473,290,183
Information Technology – 9.0%
Communications Equipment – 1.0%
Brocade Communications Systems, Inc. (a)	4,337,600	25,244,832
CommScope, Inc. (a)	706,000	17,995,940
Communications Equipment Total		43,240,772

See Accompanying Notes to Financial Statements.

9

Columbia Mid Cap Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 0.9%
Diebold, Inc.	1,385,700	40,129,872
Computers & Peripherals Total		40,129,872
Electronic Equipment, Instruments & Components – 2.6%
Agilent Technologies, Inc. (a)	894,200	28,131,532
Arrow Electronics, Inc. (a)	1,475,600	41,626,676
Molex, Inc.	2,085,700	42,652,565
Electronic Equipment, Instruments & Components Total		112,410,773
Internet Software & Services – 0.3%
VeriSign, Inc. (a)	635,500	15,836,660
Internet Software & Services Total		15,836,660
IT Services – 0.7%
Western Union Co.	1,919,600	30,291,288
IT Services Total		30,291,288
Semiconductors & Semiconductor Equipment – 1.4%
Advanced Micro Devices, Inc. (a)	1,777,400	14,059,234
Atmel Corp. (a)	4,224,800	19,053,848
Lam Research Corp. (a)	564,712	19,149,384
Varian Semiconductor Equipment Associates, Inc. (a)	325,800	9,800,064
Semiconductors & Semiconductor Equipment Total		62,062,530
Software – 2.1%
Citrix Systems, Inc. (a)	1,052,700	45,276,627
Nuance Communications, Inc. (a)	1,682,600	24,212,614
Synopsys, Inc. (a)	987,900	21,635,010
Software Total		91,124,251
Information Technology Total		395,096,146
Materials – 7.3%
Chemicals – 2.3%
Albemarle Corp.	1,210,600	45,385,394
PPG Industries, Inc.	901,800	55,496,772
Chemicals Total		100,882,166
Containers & Packaging – 2.5%
Crown Holdings, Inc. (a)	1,639,700	44,796,604
Packaging Corp. of America	2,647,000	62,998,600
Containers & Packaging Total		107,795,204

	Shares	Value ($)
Metals & Mining – 1.3%
Allegheny Technologies, Inc.	509,200	22,231,672
United States Steel Corp.	702,200	37,174,468
Metals & Mining Total		59,406,140
Paper & Forest Products – 1.2%
Weyerhaeuser Co.	1,261,200	50,952,480
Paper & Forest Products Total		50,952,480
Materials Total		319,035,990
Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.6%
Qwest Communications International, Inc.	5,622,100	25,636,776
Diversified Telecommunication Services Total		25,636,776
Telecommunication Services Total		25,636,776
Utilities – 8.1%
Electric Utilities – 2.0%
American Electric Power Co., Inc.	1,275,700	42,889,034
Northeast Utilities	856,600	21,928,960
PPL Corp.	729,800	20,784,704
Electric Utilities Total		85,602,698
Independent Power Producers & Energy Traders – 0.2%
AES Corp. (a)	784,155	9,166,772
Independent Power Producers & Energy Traders Total		9,166,772
Multi-Utilities – 5.9%
PG&E Corp.	1,286,200	53,917,504
Public Service Enterprise Group, Inc.	1,255,200	37,304,544
Sempra Energy	1,284,100	63,139,197
Wisconsin Energy Corp.	1,121,600	54,319,088
Xcel Energy, Inc.	2,503,800	52,104,078
Multi-Utilities Total		260,784,411
Utilities Total		355,553,881
Total Common Stocks (cost of $3,929,510,905)		4,338,665,623

See Accompanying Notes to Financial Statements.

10

Columbia Mid Cap Value Fund

February 28, 2010

Convertible Preferred Stock – 0.3%
	Shares	Value ($)
Materials – 0.3%
Metals & Mining – 0.3%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	140,900	15,169,294
Metals & Mining Total		15,169,294
Materials Total		15,169,294
Total Convertible Preferred Stock (cost of $5,558,266)		15,169,294
Short-Term Obligation – 0.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 02/25/13, market value $26,783,438 (repurchase proceeds $26,257,109)	26,257,000	26,257,000
Total Short-Term Obligation (cost of $26,257,000)		26,257,000
Total Investments – 99.8% (cost of $3,961,326,171) (b)		4,380,091,917
Other Assets & Liabilities, Net – 0.2%		6,711,474
Net Assets – 100.0%		4,386,803,391

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,968,175,907.

The following table summarizes the inputs used, as of February 28, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$4,338,665,623	$–	$–	$4,338,665,623
Total Convertible Preferred Stock	15,169,294	–	–	15,169,294
Total Short-Term Obligation	–	26,257,000	–	26,257,000
Total Investments	$4,353,834,917	$26,257,000	$–	$4,380,091,917

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.8
Consumer Discretionary	15.1
Industrials	10.8
Energy	9.4
Information Technology	9.0
Utilities	8.1
Materials	7.6
Health Care	5.9
Consumer Staples	4.9
Telecommunication Services	0.6
99.2
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

The following table reconciles asset balances for the year ended February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Common Stocks	$1,058	$–	$10,796	$(1,058)	$(10,796)	$–	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Mid Cap Value Fund

February 28, 2010

		($)
Assets	Investments, at identified cost	3,961,326,171
	Investments, at value	4,380,091,917
	Cash	10,607,864
	Receivable for:
	Investments sold	105,542,030
	Fund shares sold	4,763,757
	Dividends	6,389,314
	Interest	109
	Trustees' deferred compensation plan	43,824
	Prepaid expenses	46,488
	Other assets	982
	Total Assets	4,507,486,285
Liabilities	Payable for:
	Investments purchased	108,343,711
	Fund shares repurchased	6,763,647
	Investment advisory fee	1,764,372
	Administration fee	549,096
	Pricing and bookkeeping fees	12,198
	Transfer agent fee	1,817,044
	Trustees' fees	36,201
	Custody fee	15,220
	Distribution and service fees	563,976
	Chief compliance officer expenses	418
	Reports to shareholders	715,379
	Trustees' deferred compensation plan	43,824
	Other liabilities	57,808
	Total Liabilities	120,682,894
	Net Assets	4,386,803,391
Net Assets Consist of	Paid-in capital	4,955,889,917
	Overdistributed net investment income	(48,094)
	Accumulated net realized loss	(987,804,178)
	Net unrealized appreciation on investments	418,765,746
	Net Assets	4,386,803,391

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Mid Cap Value Fund

February 28, 2010 (continued)

Class A	Net assets	$1,441,388,094
	Shares outstanding	128,891,677
	Net asset value per share	$11.18	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$11.86	(b)
Class B	Net assets	$68,110,149
	Shares outstanding	6,226,852
	Net asset value and offering price per share	$10.94	(a)
Class C	Net assets	$181,941,259
	Shares outstanding	16,572,694
	Net asset value and offering price per share	$10.98	(a)
Class R	Net assets	$276,045,748
	Shares outstanding	24,694,504
	Net asset value, offering and redemption price per share	$11.18
Class Y (c)	Net assets	$12,705
	Shares outstanding	1,136
	Net asset value, offering and redemption price per share	$11.18
Class Z	Net assets	$2,419,305,436
	Shares outstanding	216,054,038
	Net asset value, offering and redemption price per share	$11.20

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Mid Cap Value Fund

For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	72,354,507
	Interest	405,125
	Foreign taxes withheld	(34,214)
	Total Investment Income	72,725,418
Expenses	Investment advisory fee	20,846,297
	Administration fee	6,437,740
	Distribution fee:
	Class B	555,246
	Class C	1,337,147
	Class R	1,054,475
	Service fee:
	Class B	183,887
	Class C	443,036
	Distribution and service fees:
	Class A	3,275,124
	Pricing and bookkeeping fees	141,991
	Transfer agent fee:
	Class A, Class B, Class C, Class R and Class Z	6,514,832
	Class Y (a)	24
	Trustees' fees	41,065
	Custody fee	91,112
	Chief compliance officer expenses	2,217
	Other expenses	1,662,053
	Total Expenses	42,586,246
	Expense reductions	(130)
	Net Expenses	42,586,116
	Net Investment Income	30,139,302
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	(299,154,368)
	Foreign currency transactions	6,760
	Net realized loss	(299,147,608)
	Net change in unrealized appreciation (depreciation) on investments	2,039,005,188
	Net Gain	1,739,857,580
	Net Increase Resulting from Operations	1,769,996,882

(a)  Class Y commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Mid Cap Value Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	30,139,302	41,960,085
	Net realized loss on investments and foreign currency transactions	(299,147,608)	(603,360,021)
	Net change in unrealized appreciation (depreciation) on investments	2,039,005,188	(1,841,821,869)
	Net increase (decrease) resulting from operations	1,769,996,882	(2,403,221,805)
Distributions to Shareholders	From net investment income:
	Class A	(9,486,273)	(14,592,923)
	Class B	(118,551)	(342,482)
	Class C	(283,569)	(716,943)
	Class R	(1,055,772)	(1,302,697)
	Class Y (a)	(1,968)	—
	Class Z	(19,244,353)	(24,983,415)
	From return of capital:
	Class A	(1,179,530)	(1,449,913)
	Class B	(14,741)	(124,768)
	Class C	(35,259)	(246,286)
	Class R	(131,276)	(118,045)
	Class Y (a)	(245)	—
	Class Z	(2,392,858)	(1,910,378)
	Total distributions to shareholders	(33,944,395)	(45,787,850)
	Net Capital Stock Transactions	(131,106,499)	900,396,673
	Increase from regulatory settlements	44,425	—
	Total increase (decrease) in net assets	1,604,990,413	(1,548,612,982)
Net Assets	Beginning of period	2,781,812,978	4,330,425,960
	End of period	4,386,803,391	2,781,812,978
	Overdistributed net investment income at end of period	(48,094)	(48,094)

(a)  Class Y commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Value Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	34,476,480	320,190,001	63,025,926	710,570,981
Distributions reinvested	1,021,407	9,544,277	1,381,260	13,959,126
Redemptions	(47,315,899)	(451,182,983)	(51,586,325)	(543,348,700)
Net increase (decrease)	(11,818,012)	(121,448,705)	12,820,861	181,181,407
Class B
Subscriptions	149,471	1,317,009	486,582	5,324,226
Distributions reinvested	13,472	120,734	49,269	424,638
Redemptions	(3,787,390)	(35,177,085)	(4,612,237)	(49,295,036)
Net decrease	(3,624,447)	(33,739,342)	(4,076,386)	(43,546,172)
Class C
Subscriptions	1,973,707	18,398,360	4,675,275	53,297,733
Distributions reinvested	26,638	240,612	80,247	692,328
Redemptions	(6,816,392)	(63,647,129)	(8,023,598)	(84,629,721)
Net decrease	(4,816,047)	(45,008,157)	(3,268,076)	(30,639,660)
Class R
Subscriptions	13,682,875	137,019,802	23,356,150	276,733,469
Distributions reinvested	123,314	1,166,143	149,023	1,389,675
Redemptions	(10,264,977)	(99,055,533)	(5,880,050)	(57,901,376)
Net increase	3,541,212	39,130,412	17,625,123	220,221,768
Class Y (a)
Subscriptions	207,937	1,954,982	—	—
Distributions reinvested	7	77	—	—
Redemptions	(206,808)	(2,047,085)	—	—
Net increase (decrease)	1,136	(92,026)	—	—
Class Z
Subscriptions	73,875,293	704,601,659	103,345,236	1,106,675,936
Distributions reinvested	1,549,920	14,489,725	1,705,562	17,485,955
Redemptions	(71,601,663)	(689,040,065)	(53,426,936)	(550,982,561)
Net increase	3,823,550	30,051,319	51,623,862	573,179,330

(a)  Class Y commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.87	$13.12	$15.21	$15.01		$14.02	$12.77
Income from Investment Operations:
Net investment income (c)	0.07	0.11	0.13	0.10		0.11	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.32	(6.25)	(1.19)	1.67		2.47	2.23	(d)
Total from investment operations	4.39	(6.14)	(1.06)	1.77		2.58	2.36
Less Distributions to Shareholders:
From net investment income	(0.07)	(0.10)	(0.16)	(0.06)		(0.07)	(0.12)
From net realized gains	—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	(0.01)	(0.01)	—	—		—	—
Total distributions to shareholders	(0.08)	(0.11)	(1.03)	(1.57)		(1.59)	(1.12)
Increase due to capital contributions	—	—	—	—		—	0.01
Increase from regulatory settlements	— (e)	—	—	—		—	—
Net Asset Value, End of Period	$11.18	$6.87	$13.12	$15.21		$15.01	$14.02
Total return (f)	64.09%	(47.05)%	(7.88)%	13.09	%(g)	20.24%	19.90	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.17%	1.17%	1.10%	1.12	%(j)	1.08%	1.20%
Interest expense	—	—	—	—		—	—	%(k)
Net expenses (i)	1.17%	1.17%	1.10%	1.12	%(j)	1.08%	1.20%
Net investment income (i)	0.71%	0.97%	0.83%	0.76	%(j)	0.80%	0.99%
Portfolio turnover rate	56%	46%	24%	53	%(g)	41%	61%
Net assets, end of period (000s)	$1,441,388	$966,440	$1,677,414	$1,296,803		$874,429	$10,258

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 19.81%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.73	$12.86	$14.94	$14.80		$13.89	$12.70
Income from Investment Operations:
Net investment income (c)	— (d)	0.02	0.03	—	(d)	0.01	0.03
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.23	(6.11)	(1.19)	1.65		2.43	2.20	(e)
Total from investment operations	4.23	(6.09)	(1.16)	1.65		2.44	2.23
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.03)	(0.05)	—	(d)	(0.01)	(0.05)
From net realized gains	—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	— (d)	(0.01)	—	—		—	—
Total distributions to shareholders	(0.02)	(0.04)	(0.92)	(1.51)		(1.53)	(1.05)
Increase due to capital contribution	—	—	—	—		—	0.01
Increase from regulatory settlements	— (d)	—	—	—		—	—
Net Asset Value, End of Period	$10.94	$6.73	$12.86	$14.94		$14.80	$13.89
Total return (f)	62.86%	(47.41)%	(8.61)%	12.36	%(g)	19.32%	18.91	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.92%	1.92%	1.85%	1.87	%(j)	1.84%	1.95%
Interest expense	—	—	—	—		—	—	%(k)
Net expenses (i)	1.92%	1.92%	1.85%	1.87	%(j)	1.84%	1.95%
Net investment income (loss) (i)	(0.01)%	0.18%	0.18%	(0.02	)%(j)	0.05%	0.24%
Portfolio turnover rate	56%	46%	24%	53	%(g)	41%	61%
Net assets, end of period (000s)	$68,110	$66,254	$179,087	$255,123		$312,587	$4,447

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 18.82%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.75	$12.90	$14.99	$14.84		$13.93	$12.73
Income from Investment Operations:
Net investment income (c)	— (d)	0.02	0.01	—	(d)	0.01	0.05
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.25	(6.13)	(1.18)	1.66		2.43	2.19	(e)
Total from investment operations	4.25	(6.11)	(1.17)	1.66		2.44	2.24
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.03)	(0.05)	—	(d)	(0.01)	(0.05)
From net realized gains	—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	— (d)	(0.01)	—	—		—	—
Total distributions to shareholders	(0.02)	(0.04)	(0.92)	(1.51)		(1.53)	(1.05)
Increase due to capital contributions	—	—	—	—		—	0.01
Increase from regulatory settlements	— (d)	—	—	—		—	—
Net Asset Value, End of Period	$10.98	$6.75	$12.90	$14.99		$14.84	$13.93
Total return (f)	62.97%	(47.42)%	(8.65)%	12.40	%(g)	19.25%	18.97	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.92%	1.92%	1.85%	1.87	%(j)	1.84%	1.95%
Interest expense	—	—	—	—		—	—	%(k)
Net expenses (i)	1.92%	1.92%	1.85%	1.87	%(j)	1.84%	1.95%
Net investment income (loss) (i)	(0.03)%	0.19%	0.07%	0.03	%(j)	0.05%	0.36%
Portfolio turnover rate	56%	46%	24%	53	%(g)	41%	61%
Net assets, end of period (000s)	$181,941	$144,370	$318,190	$249,067		$123,789	$944

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 18.88%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$6.87	$13.11	$15.21	$15.01		$14.25
Income from Investment Operations:
Net investment income (c)	0.04	0.09	0.05	0.08		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.33	(6.24)	(1.16)	1.66		0.75
Total from investment operations	4.37	(6.15)	(1.11)	1.74		0.76
Less Distributions to Shareholders:
From net investment income	(0.05)	(0.08)	(0.12)	(0.03)		—	(d)
From net realized gains	—	—	(0.87)	(1.51)		—
From return of capital	(0.01)	(0.01)	—	—		—
Total distributions to shareholders	(0.06)	(0.09)	(0.99)	(1.54)		—	(d)
Increase from regulatory settlements	— (d)	—	—	—		—
Net Asset Value, End of Period	$11.18	$6.87	$13.11	$15.21		$15.01
Total return (e)	63.69%	(47.13)%	(8.17)%	12.86	%(f)	5.36	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.42%	1.42%	1.35%	1.37	%(h)	1.44	%(h)
Net investment income (g)	0.44%	0.94%	0.35%	0.61	%(h)	0.44	%(h)
Portfolio turnover rate	56%	46%	24%	53	%(f)	41	%(f)
Net assets, end of period (000s)	$276,046	$145,227	$46,252	$7,337		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  The Fund's Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$8.86
Income from Investment Operations:
Net investment income (b)	0.08
Net realized and unrealized gain on investments and foreign currency	2.31
Total from investment operations	2.39
Less Distributions to Shareholders:
From net investment income	(0.06)
From return of capital	(0.01)
Total distributions to shareholders	(0.07)
Increase from regulatory settlements	—	(c)
Net Asset Value, End of Period	$11.18
Total return (d)	27.00	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.76	%(g)
Net investment income (f)	1.28	%(g)
Portfolio turnover rate	56	%(e)
Net assets, end of period (000s)	$13

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.88	$13.13	$15.23	$15.03		$14.04	$12.79
Income from Investment Operations:
Net investment income (c)	0.09	0.14	0.17	0.13		0.13	0.16
Net realized and unrealized gain (loss) on investments, foreign currency and written options	4.33	(6.25)	(1.21)	1.68		2.49	2.23	(d)
Total from investment operations	4.42	(6.11)	(1.04)	1.81		2.62	2.39
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.13)	(0.19)	(0.10)		(0.11)	(0.15)
From net realized gains	—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	(0.01)	(0.01)	—	—		—	—
Total distributions to shareholders	(0.10)	(0.14)	(1.06)	(1.61)		(1.63)	(1.15)
Increase due to capital contributions	—	—	—	—		—	0.01
Increase from regulatory settlements	— (e)	—	—	—		—	—
Net Asset Value, End of Period	$11.20	$6.88	$13.13	$15.23		$15.03	$14.04
Total return (f)	64.55%	(46.87)%	(7.70)%	13.36	%(g)	20.49%	20.16	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.92%	0.92%	0.85%	0.87	%(j)	0.84%	0.95%
Interest expense	—	—	—	—		—	—	%(k)
Net expenses (i)	0.92%	0.92%	0.85%	0.87	%(j)	0.84%	0.95%
Net investment income (i)	0.95%	1.23%	1.10%	1.00	%(j)	0.94%	1.24%
Portfolio turnover rate	56%	46%	24%	53	%(g)	41%	61%
Net assets, end of period (000s)	$2,419,305	$1,459,522	$2,109,483	$1,758,133		$1,415,664	$591,318

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 20.07%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Mid Cap Value Fund
February 28, 2010

Note 1. Organization

Columbia Mid Cap Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class Y and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

23

Columbia Mid Cap Value Fund, February 28, 2010

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

24

Columbia Mid Cap Value Fund, February 28, 2010

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$51,184	$(6,761)	$(44,423)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28, 2010	February 28, 2009
Distributions paid from:
Ordinary Income*	$30,190,486	$41,938,460
Tax Return of Capital	3,753,909	3,849,390

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$411,916,010

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$710,430,792
Unrealized depreciation	(298,514,782)
Net unrealized appreciation	$411,916,010

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$311,073,387
2018	602,735,614
$913,809,001

25

Columbia Mid Cap Value Fund, February 28, 2010

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October capital losses of $67,145,441 attributed to security transactions were deferred to March 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.60%
$1 billion to $1.5 billion	0.55%
Over $1.5 billion	0.50%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.54% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State

26

Columbia Mid Cap Value Fund, February 28, 2010

Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Fund pays a monthly fee to the Transfer Agent for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  Effective January 1, 2010, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to January 1, 2010, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  Effective January 1, 2010, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to January 1, 2010, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

27

Columbia Mid Cap Value Fund, February 28, 2010

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $41,302 on sales of the Fund's Class A shares and received net CDSC fees of $4,326, $88,854 and $20,739 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.05% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral

28

Columbia Mid Cap Value Fund, February 28, 2010

account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $31,459.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended February 28, 2010, these custody credits reduced total expenses by $130 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $2,091,800,617 and $2,192,413,446, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $44,425 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

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Columbia Mid Cap Value Fund, February 28, 2010

For the year ended February 28, 2010, the Fund did not participate in the securities lending program.

Note 10. Shares of Beneficial Interest

As of February 28, 2010, 18.2% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, the Fund had two shareholders that held 11.4% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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Columbia Mid Cap Value Fund, February 28, 2010

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

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Federal Income Tax Information (Unaudited) – Columbia Mid Cap Value Fund

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup

1The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.

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In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

39

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its

40

Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

The Board engaged in further review of Columbia Mid Cap Value Fund because its Actual Management Rate was above the median range of its Peer Group and its one-year performance ranking was below the median range of its Universe. However, the Board noted other factors such as a total expense ratio that was appreciably below the Fund's Peer Group and Universe and strong performance over other periods. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance and Actual Management Rate were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

41

Board Consideration and Approval of Proposed Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee

42

Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

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Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

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In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had

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concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate

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resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

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Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

The Trustees engaged in further review of Columbia Mid Cap Value Fund because its Actual Management Rate was above the median range of its Peer Group and its one-year performance ranking was below the median range of its Universe. However, the Trustees noted other factors such as a total expense ratio that was appreciably below the Fund's Peer Group and Universe and strong performance over other periods. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

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breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

52

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

53

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

57

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Mid Cap Value Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/34606-0210 (04/10) 10/B2I4D4

Columbia Management®

Annual Report

February 28, 2010

Columbia Small Cap Value Fund II

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Board Consideration and Re-Approval of Current Investment Advisory Agreement	35

Board Consideration and Approval of Proposed Investment Advisory Agreement	39

Summary of Management Fee Evaluation by Independent Fee Consultant	46

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia Small Cap Value Fund II

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 64.73% without sales charge.

■  The fund performed in line with its benchmark, the Russell 2000 Value Index1, but lagged the average return of its peer group, the Lipper Small-Cap Value Funds Classification.2

■  Strong stock selection and an underweight in the financials sector helped the fund keep pace with the benchmark, while a lack of exposure to the more speculative stocks that led the market recovery hampered performance versus the peer group.

Portfolio Management

Christian Stadlinger has co-managed the fund since April 2002 and has been associated with the advisor or its predecessors since 2002.

Jarl Ginsberg has co-managed the fund since February 2003 and has been associated with the advisor or its predecessors since 2003.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+64.73%

Class A shares (without sales charge)

+65.93%

Russell 2000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Small Cap Value Fund II

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks

*Source: U.S. Bureau of Labor Statistics

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Small Cap Value Fund II outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class R	1.57
Class Z	1.07

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 05/01/02 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 02/28/10 ($)

Sales charge	without	with
Class A	15,759	14,852
Class B	14,852	14,852
Class C	14,845	14,845
Class R	15,574	n/a
Class Z	16,059	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without
1-year	64.73	55.28	63.48	58.48	63.33	62.33	64.32	64.94
5-year	1.88	0.68	1.11	0.78	1.11	1.11	1.64	2.13
Life	5.98	5.18	5.18	5.18	5.17	5.17	5.82	6.23

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	61.25	51.94	60.20	55.20	60.28	59.28	60.85	61.76
5-year	3.60	2.39	2.82	2.49	2.82	2.82	3.36	3.86
Life	6.77	5.98	5.97	5.97	5.97	5.97	6.62	7.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Small Cap Value Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.40	1,018.20	6.93	6.66	1.33
Class B	1,000.00	1,000.00	1,096.10	1,014.48	10.81	10.39	2.08
Class C	1,000.00	1,000.00	1,096.20	1,014.48	10.81	10.39	2.08
Class R	1,000.00	1,000.00	1,098.70	1,016.96	8.22	7.90	1.58
Class Z	1,000.00	1,000.00	1,101.80	1,019.44	5.63	5.41	1.08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	11.05
Class B	10.61
Class C	10.60
Class R	11.01
Class Z	11.11

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.05
Class R	0.03
Class Z	0.07

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 64.73% without sales charge. By comparison, the fund's benchmark, the Russell 2000 Value Index, returned 65.93%, and the Lipper Small-Cap Value Funds Classification average, a peer comparison, returned 73.99%. Strong stock selection, particularly in the financials and consumer staples sectors, and an underweight in utilities helped the fund keep pace with its benchmark, while a lack of exposure to more speculative stocks caused the fund to fall behind its peer group.

Sharp market recovery led by higher-risk stocks

Stocks that had been beaten down the most, particularly lower-quality, higher-risk small companies with high levels of debt on their balance sheets, posted the strongest gains in the market rebound that began last spring. Stocks across most sectors rallied amid signs that the economy was improving and the credit markets were beginning to stabilize. Among the best performers were stocks in economically-sensitive sectors, such as consumer discretionary and materials. Small banks were a notable exception in the rally, due to concerns over credit deterioration and their capital levels. More defensive sectors, such as utilities and consumer staples, posted strong, but more modest, returns.

Emphasis on value companies with improving earnings prospects

Throughout the period, we remained focused on attractively priced stocks issued by companies that showed improving operating performance. In keeping with the fund's long-standing investment strategy, it did not own the most distressed names that led the recent market rally. Yet, it kept pace with the index, largely by avoiding financials with deteriorating credit outlooks. Within the financials sector, we focused instead on financially strong insurance and specialty finance companies. The fund benefited as its financials holdings posted gains that far surpassed the sector average. Top performers included National Financial Partners, which sells financial planning and insurance to wealthy individuals and small businesses, and LaSalle Hotel Properties, a hotel real estate investment trust (0.7% and 1.1% of net assets, respectively). In addition, our strategy of buying mid-cap stocks that had fallen into the small-cap universe during the market downturn further aided results. In this regard, purchases included XL Capital, a property and casualty insurer, and Lincoln National, a life insurer, both of which rebounded sharply. We took profits and sold both stocks. The fund also benefited by avoiding deep losses in the banking sector, which were commonplace last year. Underweights in the financials and utilities sectors, along with positive stock selection in consumer staples, also contributed positively to results.

Strong returns, but relative underperformance in technology and health care

The fund's technology and health care investments generated strong returns but not as strong as those in the index. In technology, the fund had less exposure than the index to commodity-like semiconductor stocks, which were leading performers as the market recovered. Instead, we favored electronic equipment and communications equipment companies, which we believed had more stable, long-term earnings outlooks. An overweight in health care, coupled with a lack of exposure to biotechnology stocks,

6

Portfolio Managers' Report (continued) – Columbia Small Cap Value Fund II further hindered results. Owning more stable names, such as PharMerica, a pharmaceutical company that serves a range of health-care institutions, also hampered performance as investors shifted into higher-risk stocks. Finally, returns in the consumer discretionary sector were positive on an absolute basis, but trailed those in the index. The fund lost ground from its lack of exposure to highly speculative auto parts suppliers, homebuilders and leisure companies, all of which rose sharply during the period.

Looking ahead

Despite the market's strong run this past year, we believe that small-cap value companies with strong underlying earnings prospects and whose shares are attractively priced have the potential to continue to reward investors. The opportunities that are most attractive to us include "out-of-the-limelight" companies that have been overlooked by Wall Street analysts; cyclically-driven companies in out-of-favor industries and companies with compressed operating profit margins that seem poised to expand within a reasonable timeframe. The fund tends to have modest overweights in areas where we are finding attractive opportunities, which at period end included technology, the personal products segment of consumer staples and commercial services and supplies within industrials.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 02/28/10 (%)

Financials	29.1
Industrials	18.2
Information Technology	12.3
Consumer Discretionary	11.7
Materials	6.9

Top 10 holdings

as of 02/28/10 (%)

East West Bancorp	1.2
Bowne & Co	1.2
Mid-America Apartment Communities	1.2
Invacare	1.2
Pier 1 Imports	1.2
American Italian Pasta	1.2
New Jersey Resources	1.1
Atmos Energy	1.1
Swift Energy	1.1
IBERIABANK	1.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Small Cap Value Fund II

February 28, 2010

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 11.7%
Auto Components – 2.5%
ArvinMeritor, Inc. (a)	1,130,000	13,175,800
Dana Holding Corp. (a)	938,000	10,665,060
Tenneco Automotive, Inc. (a)	580,000	11,692,800
Auto Components Total		35,533,660
Automobiles – 1.0%
Thor Industries, Inc.	430,000	14,589,900
Automobiles Total		14,589,900
Diversified Consumer Services – 1.7%
Regis Corp.	740,000	12,232,200
Stewart Enterprises, Inc., Class A	2,480,000	12,152,000
Diversified Consumer Services Total		24,384,200
Hotels, Restaurants & Leisure – 0.7%
Bally Technologies, Inc. (a)	252,000	10,435,320
Hotels, Restaurants & Leisure Total		10,435,320
Household Durables – 1.8%
Helen of Troy Ltd. (a)	615,000	14,864,550
Tupperware Brands Corp.	215,000	10,046,950
Household Durables Total		24,911,500
Media – 0.5%
World Wrestling Entertainment, Inc.	425,000	7,246,250
Media Total		7,246,250
Specialty Retail – 2.6%
Chico's FAS, Inc. (a)	572,200	7,753,310
New York & Co., Inc. (a)	1,557,519	5,778,395
Pier 1 Imports, Inc. (a)	2,710,000	16,558,100
Talbots, Inc. (a)	567,800	6,154,952
Specialty Retail Total		36,244,757
Textiles, Apparel & Luxury Goods – 0.9%
Warnaco Group, Inc. (a)	295,000	12,313,300
Textiles, Apparel & Luxury Goods Total		12,313,300
Consumer Discretionary Total		165,658,887
Consumer Staples – 4.1%
Food Products – 1.6%
American Italian Pasta Co., Class A (a)	425,000	16,490,000
Corn Products International, Inc.	190,000	6,190,200
Food Products Total		22,680,200

	Shares	Value ($)
Personal Products – 1.5%
Inter Parfums, Inc.	770,000	10,456,600
Nu Skin Enterprises, Inc., Class A	380,000	10,153,600
Personal Products Total		20,610,200
Tobacco – 1.0%
Universal Corp.	275,000	14,588,750
Tobacco Total		14,588,750
Consumer Staples Total		57,879,150
Energy – 5.6%
Energy Equipment & Services – 2.2%
Hornbeck Offshore Services, Inc. (a)	325,000	6,136,000
ION Geophysical Corp. (a)	2,125,000	9,732,500
Oil States International, Inc. (a)	350,000	15,057,000
Energy Equipment & Services Total		30,925,500
Oil, Gas & Consumable Fuels – 3.4%
Bill Barrett Corp. (a)	305,000	10,342,550
Patriot Coal Corp. (a)	570,000	9,496,200
Stone Energy Corp. (a)	740,000	12,617,000
Swift Energy Co. (a)	515,000	15,341,850
Oil, Gas & Consumable Fuels Total		47,797,600
Energy Total		78,723,100
Financials – 29.1%
Capital Markets – 1.6%
Apollo Investment Corp.	720,000	8,395,200
KBW, Inc. (a)	322,781	7,669,277
Stifel Financial Corp. (a)	130,000	7,111,000
Capital Markets Total		23,175,477
Commercial Banks – 9.1%
Bancorpsouth, Inc.	500,000	9,735,000
Community Bank System, Inc.	660,000	14,790,600
East West Bancorp, Inc.	1,000,000	17,520,000
First Horizon National Corp. (a)	510,000	6,528,000
IBERIABANK Corp.	265,000	15,134,150
Independent Bank Corp. MA	600,000	14,748,000
Prosperity Bancshares, Inc.	335,000	14,013,050
Texas Capital Bancshares, Inc. (a)	770,000	12,974,500
Umpqua Holdings Corp.	1,210,000	15,100,800
Wilmington Trust Corp.	585,400	8,441,468
Commercial Banks Total		128,985,568

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Value Fund II

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Insurance – 6.4%
Argo Group International Holdings Ltd.	360,365	10,028,958
Arthur J. Gallagher & Co.	303,500	7,202,055
Aspen Insurance Holdings Ltd.	430,000	12,151,800
Assured Guaranty Ltd.	240,000	5,064,000
Delphi Financial Group, Inc., Class A	542,758	11,577,028
First American Corp.	185,000	5,962,550
Max Capital Group Ltd.	515,000	12,432,100
National Financial Partners Corp. (a)	907,870	10,431,426
Platinum Underwriters Holdings Ltd.	400,000	14,956,000
Insurance Total		89,805,917
Real Estate Investment Trusts (REITs) – 8.3%
Brandywine Realty Trust	1,350,000	15,133,500
Capstead Mortgage Corp.	625,000	7,775,000
Highwoods Properties, Inc.	420,000	12,201,000
LaSalle Hotel Properties	770,000	14,945,700
LTC Properties, Inc.	450,000	11,736,000
Mid-America Apartment Communities, Inc.	325,000	16,880,500
OMEGA Healthcare Investors, Inc.	690,000	13,089,300
Tanger Factory Outlet Centers	330,000	13,751,100
U-Store-It Trust	1,850,000	12,043,500
Real Estate Investment Trusts (REITs) Total		117,555,600
Thrifts & Mortgage Finance – 3.7%
First Niagara Financial Group, Inc.	975,000	13,689,000
MGIC Investment Corp. (a)	1,150,000	8,809,000
Northwest Bancshares, Inc.	1,075,000	12,695,750
Ocwen Financial Corp. (a)	920,000	9,945,200
Radian Group, Inc.	775,000	7,610,500
Thrifts & Mortgage Finance Total		52,749,450
Financials Total		412,272,012
Health Care – 5.7%
Health Care Equipment & Supplies – 2.9%
CONMED Corp. (a)	510,000	11,158,800
Cooper Companies, Inc.	332,900	13,335,974
Invacare Corp.	610,000	16,640,800
Health Care Equipment & Supplies Total		41,135,574

	Shares	Value ($)
Health Care Providers & Services – 2.8%
Amedisys, Inc. (a)	234,100	13,495,865
Healthspring, Inc. (a)	650,000	11,966,500
Kindred Healthcare, Inc. (a)	810,000	14,110,200
Health Care Providers & Services Total		39,572,565
Health Care Total		80,708,139
Industrials – 18.2%
Aerospace & Defense – 1.9%
BE Aerospace, Inc. (a)	486,000	12,587,400
Esterline Technologies Corp. (a)	325,000	13,373,750
Aerospace & Defense Total		25,961,150
Airlines – 1.6%
AirTran Holdings, Inc. (a)	1,725,000	8,314,500
UAL Corp. (a)	850,000	14,577,500
Airlines Total		22,892,000
Building Products – 0.6%
Insteel Industries, Inc.	815,344	8,275,741
Building Products Total		8,275,741
Commercial Services & Supplies – 4.6%
Bowne & Co., Inc.	1,550,000	17,251,500
Brink's Co.	250,000	6,370,000
Cenveo, Inc. (a)	1,425,000	10,630,500
Cornell Companies, Inc. (a)	429,747	8,010,484
Deluxe Corp.	616,088	11,058,780
Waste Services, Inc. (a)	1,078,100	10,867,248
Commercial Services & Supplies Total		64,188,512
Construction & Engineering – 1.5%
EMCOR Group, Inc. (a)	410,000	9,438,200
Sterling Construction Co., Inc. (a)	605,000	11,876,150
Construction & Engineering Total		21,314,350
Electrical Equipment – 1.0%
Brady Corp., Class A (b)	425,000	11,908,500
C&D Technologies, Inc. (a)(b)	1,400,000	2,310,000
Electrical Equipment Total		14,218,500
Machinery – 1.8%
Barnes Group, Inc.	375,000	6,022,500
Gardner Denver, Inc.	316,000	13,780,760
Terex Corp. (a)	311,900	6,072,693
Machinery Total		25,875,953

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Value Fund II

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Marine – 0.4%
Diana Shipping, Inc. (a)	425,000	5,911,750
Marine Total		5,911,750
Professional Services – 1.1%
Advisory Board Co. (a)	160,000	5,081,600
CBIZ, Inc. (a)	750,000	4,672,500
SFN Group, Inc. (a)	743,926	5,854,698
Professional Services Total		15,608,798
Road & Rail – 1.2%
RailAmerica, Inc. (a)	850,000	10,064,000
Werner Enterprises, Inc.	320,000	7,139,200
Road & Rail Total		17,203,200
Trading Companies & Distributors – 2.5%
Houston Wire & Cable Co.	860,000	10,552,200
Textainer Group Holdings Ltd.	685,149	14,148,327
United Rentals, Inc. (a)	1,475,000	11,136,250
Trading Companies & Distributors Total		35,836,777
Industrials Total		257,286,731
Information Technology – 12.3%
Communications Equipment – 1.8%
Brocade Communications Systems, Inc. (a)	1,050,000	6,111,000
Ciena Corp. (a)	835,000	11,973,900
CommScope, Inc. (a)	290,000	7,392,100
Communications Equipment Total		25,477,000
Electronic Equipment, Instruments & Components – 3.2%
Anixter International, Inc. (a)	170,000	7,095,800
Brightpoint, Inc. (a)	1,175,000	8,377,750
Rofin-Sinar Technologies, Inc. (a)	500,000	10,245,000
Rogers Corp. (a)	480,000	13,176,000
Technitrol, Inc.	1,500,000	6,600,000
Electronic Equipment, Instruments & Components Total		45,494,550
IT Services – 0.8%
iGate Corp.	530,000	4,844,200
infoGROUP, Inc. (a)	766,500	6,154,995
IT Services Total		10,999,195
Semiconductors & Semiconductor Equipment – 4.6%
Atmel Corp. (a)	2,125,000	9,583,750
Cirrus Logic, Inc. (a)	1,300,000	9,282,000
Fairchild Semiconductor International, Inc. (a)	1,065,000	10,990,800

	Shares	Value ($)
FEI Co. (a)	405,000	8,618,400
IXYS Corp. (a)	850,000	7,233,500
Skyworks Solutions, Inc. (a)	910,000	13,895,700
Ultra Clean Holdings (a)	560,841	4,974,660
Semiconductors & Semiconductor Equipment Total		64,578,810
Software – 1.9%
Ariba, Inc. (a)	631,600	7,585,516
Lawson Software, Inc. (a)	1,650,000	9,933,000
Mentor Graphics Corp. (a)	1,154,900	9,608,768
Software Total		27,127,284
Information Technology Total		173,676,839
Materials – 6.9%
Chemicals – 2.3%
Olin Corp.	495,000	8,667,450
Rockwood Holdings, Inc. (a)	500,000	11,995,000
Solutia, Inc. (a)	875,000	12,311,250
Chemicals Total		32,973,700
Containers & Packaging – 2.0%
Boise, Inc. (a)	2,400,000	11,400,000
Graham Packaging Co., Inc. (a)	431,155	4,509,881
Rock-Tenn Co., Class A	300,000	12,552,000
Containers & Packaging Total		28,461,881
Metals & Mining – 2.1%
AK Steel Holding Corp.	460,000	9,903,800
RTI International Metals, Inc. (a)	430,000	10,332,900
Schnitzer Steel Industries, Inc., Class A	190,000	8,675,400
Metals & Mining Total		28,912,100
Paper & Forest Products – 0.5%
Schweitzer-Mauduit International, Inc.	165,000	7,573,500
Paper & Forest Products Total		7,573,500
Materials Total		97,921,181
Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.6%
Cincinnati Bell, Inc. (a)	2,900,000	8,584,000
Diversified Telecommunication Services Total		8,584,000
Telecommunication Services Total		8,584,000

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Value Fund II

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Utilities – 3.2%
Electric Utilities – 1.0%
Westar Energy, Inc.	682,400	14,603,360
Electric Utilities Total		14,603,360
Gas Utilities – 2.2%
Atmos Energy Corp.	561,800	15,427,028
New Jersey Resources Corp.	440,600	16,046,652
Gas Utilities Total		31,473,680
Utilities Total		46,077,040
Total Common Stocks (cost of $1,219,660,008)		1,378,787,079
Short-Term Obligation – 3.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 01/18/11, market value $44,940,225 (repurchase proceeds $44,055,184)	44,055,000	44,055,000
Total Short-Term Obligation (cost of $44,055,000)		44,055,000
Total Investments – 100.5% (cost of $1,263,715,008)(c)		1,422,842,079
Other Assets & Liabilities, Net – (0.5)%		(6,615,956)
Net Assets – 100.0%		1,416,226,123

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the year ended February 28, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brady Corp., Class A.	$—	$12,265,066	$—	$148,750	$11,908,500
C&D Technologies, Inc.	1,518,900	376,787	—	—	2,310,000
Total	$1,518,900	$12,641,853	$—	$148,750	$14,218,500

(c)  Cost for federal income tax purposes is $1,267,875,526.

The following table summarizes the inputs used, as of February 28, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,378,787,079	$—	$—	$1,378,787,079
Total Short-Term Obligations	—	44,055,000	—	44,055,000
Total Investments	$1,378,787,079	$44,055,000	$—	$1,422,842,079

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.1
Industrials	18.2
Information Technology	12.3
Consumer Discretionary	11.7
Materials	6.9
Health Care	5.7
Energy	5.6
Consumer Staples	4.1
Utilities	3.2
Telecommunication Services	0.6
97.4
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	(0.5)
100.0

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Small Cap Value Fund II

February 28, 2010

		($)
Assets	Unaffiliated investments, at identified cost	1,243,256,170
	Affiliated investments, at identified cost	20,458,838
	Total investments, at identified cost	1,263,715,008
	Unaffiliated investments, at value	1,408,623,579
	Affiliated investments, at value	14,218,500
	Total investments, at value	1,422,842,079
	Cash	123
	Receivable for:
	Investments sold	12,541,955
	Fund shares sold	2,745,624
	Dividends	1,266,487
	Interest	184
	Prepaid expenses	14,612
	Total Assets	1,439,411,064
Liabilities	Payable for:
	Investments purchased	19,324,204
	Fund shares repurchased	2,057,838
	Investment advisory fee	689,697
	Administration fee	167,446
	Pricing and bookkeeping fees	11,983
	Transfer agent fee	665,675
	Trustees' fees	36,965
	Custody fee	8,427
	Distribution and service fees	105,877
	Chief compliance officer expenses	196
	Other liabilities	116,633
	Total Liabilities	23,184,941
	Net Assets	1,416,226,123
Net Assets Consist of	Paid-in capital	1,599,341,398
	Accumulated net realized loss	(342,242,346)
	Net unrealized appreciation on investments	159,127,071
	Net Assets	1,416,226,123
Class A	Net assets	$414,900,914
	Shares outstanding	37,557,280
	Net asset value per share (a)	$11.05
	Maximum sales charge	5.75%
	Maximum offering price per share (b)	$11.72
Class B	Net assets	$3,030,569
	Shares outstanding	285,687
	Net asset value and offering price per share (a)	$10.61
Class C	Net assets	$23,588,036
	Shares outstanding	2,225,440
	Net asset value and offering price per share (a)	$10.60
Class R	Net assets	$22,755,227
	Shares outstanding	2,066,788
	Net asset value, offering and redemption price per share	$11.01
Class Z	Net assets	$951,951,377
	Shares outstanding	85,649,948
	Net asset value, offering and redemption price per share	$11.11

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Small Cap Value Fund II

For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	21,021,859
	Dividends from affiliates	148,750
	Interest	29,084
	Total Investment Income	21,199,693
Expenses	Investment advisory fee	8,000,936
	Administration fee	1,916,545
	Distribution fee:
	Class B	22,185
	Class C	188,396
	Class R	103,273
	Service fee:
	Class B	7,388
	Class C	62,797
	Distribution and service fees:
	Class A	869,827
	Pricing and bookkeeping fees	141,971
	Transfer agent fee	2,310,710
	Trustees' fees	39,868
	Custody fee	66,796
	Chief compliance officer expenses	1,069
	Other expenses	415,691
	Total Expenses	14,147,452
	Expense reductions	(31)
	Net Expenses	14,147,421
	Net Investment Income	7,052,272
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized loss on investments	(118,900,672)
	Net change in unrealized appreciation on investments	657,053,898
	Net Gain	538,153,226
	Net Increase Resulting from Operations	545,205,498

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Small Cap Value Fund II

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	7,052,272	14,244,706
	Net realized loss on investments	(118,900,672)	(209,071,640)
	Net change in unrealized appreciation (depreciation) on investments	657,053,898	(448,879,414)
	Net increase (decrease) resulting from operations	545,205,498	(643,706,348)
Distributions to Shareholders	From net investment income:
	Class A	(1,714,316)	(3,853,806)
	Class B	—	(14,111)
	Class C	—	(137,499)
	Class R	(57,675)	(176,638)
	Class Z	(5,280,281)	(10,573,772)
	From return of capital:
	Class A	(175,829)	—
	Class B	—	—
	Class C	—	—
	Class R	(5,915)	—
	Class Z	(541,574)	—
	Total distributions to shareholders	(7,775,590)	(14,755,826)
	Net Capital Stock Transactions	62,677,087	386,461,833
	Total increase (decrease) in net assets	600,106,995	(272,000,341)
Net Assets	Beginning of period	816,119,128	1,088,119,469
	End of period	1,416,226,123	816,119,128
	Undistributed net investment income at end of period	—	—

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund II

	Capital Stock Activity
	Year Ended		Year Ended
	February 28, 2010		February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	16,882,535	160,610,818	20,089,474	226,503,868
Distributions reinvested	161,026	1,682,721	418,878	3,313,340
Redemptions	(14,467,480)	(137,280,953)	(15,667,900)	(165,929,455)
Net increase	2,576,081	25,012,586	4,840,452	63,887,753
Class B
Subscriptions	1,997	18,579	21,059	244,977
Distributions reinvested	—	—	1,639	12,509
Redemptions	(81,783)	(731,165)	(104,159)	(1,042,426)
Net decrease	(79,786)	(712,586)	(81,461)	(784,940)
Class C
Subscriptions	113,786	1,015,570	779,636	9,057,660
Distributions reinvested	—	—	10,819	82,444
Redemptions	(1,303,758)	(11,623,525)	(1,321,666)	(12,766,148)
Net decrease	(1,189,972)	(10,607,955)	(531,211)	(3,626,044)
Class R
Subscriptions	686,240	6,326,881	1,601,357	18,451,317
Distributions reinvested	5,492	57,226	20,180	159,220
Redemptions	(820,740)	(7,835,346)	(563,596)	(5,924,133)
Net increase (decrease)	(129,008)	(1,451,239)	1,057,941	12,686,404
Class Z
Subscriptions	29,773,189	280,330,566	44,863,675	507,257,666
Distributions reinvested	391,889	4,118,759	902,574	7,263,771
Redemptions	(24,297,675)	(234,013,044)	(19,250,966)	(200,222,777)
Net increase	5,867,403	50,436,281	26,515,283	314,298,660

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.74	$12.21	$13.86	$14.12		$12.52	$12.26
Income from Investment Operations:
Net investment income (loss) (c)	0.04	0.11	0.06	0.03		0.04	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	4.32	(5.47)	(1.21)	0.65		2.98	1.47
Total from investment operations	4.36	(5.36)	(1.15)	0.68		3.02	1.43
Less Distributions to Shareholders:
From net investment income	(0.04)	(0.11)	(0.05)	(0.01)		(0.03)	—
From net realized gains	—	—	(0.45)	(0.93)		(1.39)	(1.17)
From return of capital	(0.01)	—	—	—		—	—
Total distributions to shareholders	(0.05)	(0.11)	(0.50)	(0.94)		(1.42)	(1.17)
Net Asset Value, End of Period	$11.05	$6.74	$12.21	$13.86		$14.12	$12.52
Total return (d)	64.73%	(44.03)%	(8.74)%	5.49	%(e)	26.14%	13.42	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.32%	1.28%	1.26%	1.27	%(h)	1.23%	1.47%
Interest expense	—	—	—	—		—	—	%(i)
Net expenses (g)	1.32%	1.28%	1.26%	1.27	%(h)	1.23%	1.47%
Waiver/Reimbursement	—	—	—	—		—	0.02%
Net investment income (loss) (g)	0.44%	1.05%	0.46%	0.25	%(h)	0.33%	(0.30)%
Portfolio turnover rate	70%	56%	41%	61	%(e)	80%	61%
Net assets, end of period (000s)	$414,901	$235,871	$368,060	$118,549		$8,646	$4,868

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.49	$11.74	$13.41	$13.76		$12.28	$12.13
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	0.03	(0.04)	(0.06)		(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	4.15	(5.24)	(1.18)	0.64		2.90	1.44
Total from investment operations	4.12	(5.21)	(1.22)	0.58		2.85	1.32
Less Distributions to Shareholders:
From net investment income	—	(0.04)	—	—		—	—
From net realized gains	—	—	(0.45)	(0.93)		(1.37)	(1.17)
Total distributions to shareholders	—	(0.04)	(0.45)	(0.93)		(1.37)	(1.17)
Net Asset Value, End of Period	$10.61	$6.49	$11.74	$13.41		$13.76	$12.28
Total return (d)	63.48%	(44.46)%	(9.49)%	4.82	%(e)	25.12%	12.59	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Interest expense	—	—	—	—		—	—	%(i)
Net expenses (g)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Waiver/Reimbursement	—	—	—	—		—	0.02%
Net investment income (loss) (g)	(0.29)%	0.29%	(0.28)%	(0.53	)%(h)	(0.43)%	(1.05)%
Portfolio turnover rate	70%	56%	41%	61	%(e)	80%	61%
Net assets, end of period (000s)	$3,031	$2,373	$5,248	$3,746		$2,158	$1,569

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.49	$11.73	$13.40	$13.75		$12.27	$12.13
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)	0.03	(0.04)	(0.06)		(0.04)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	4.13	(5.23)	(1.18)	0.64		2.89	1.43
Total from investment operations	4.11	(5.20)	(1.22)	0.58		2.85	1.31
Less Distributions to Shareholders:
From net investment income	—	(0.04)	—	—		—	—
From net realized gains	—	—	(0.45)	(0.93)		(1.37)	(1.17)
Total distributions to shareholders	—	(0.04)	(0.45)	(0.93)		(1.37)	(1.17)
Net Asset Value, End of Period	$10.60	$6.49	$11.73	$13.40		$13.75	$12.27
Total return (d)	63.33%	(44.41)%	(9.49)%	4.83	%(e)	25.14%	12.51	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Interest expense	—	—	—	—		—	—	%(i)
Net expenses (g)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Waiver/Reimbursement	—	—	—	—		—	0.02%
Net investment income (loss) (g)	(0.27)%	0.29%	(0.29)%	(0.49	)%(h)	(0.32)%	(1.05)%
Portfolio turnover rate	70%	56%	41%	61	%(e)	80%	61%
Net assets, end of period (000s)	$23,588	$22,159	$46,303	$17,032		$1,671	$370

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$6.72	$12.17	$13.83	$14.11		$12.93
Income from Investment Operations:
Net investment income (c)	0.02	0.09	0.03	—	(d)	—
Net realized and unrealized gain (loss) on investments and foreign currency	4.30	(5.45)	(1.22)	0.65		1.18
Total from investment operations	4.32	(5.36)	(1.19)	0.65		1.18
Less Distributions to Shareholders:
From net investment income	(0.03)	(0.09)	(0.02)	—		—
From net realized gains	—	—	(0.45)	(0.93)		—
From return of capital	— (d)	—	—	—		—
Total distributions to shareholders	(0.03)	(0.09)	(0.47)	(0.93)		—
Net Asset Value, End of Period	$11.01	$6.72	$12.17	$13.83		$14.11
Total return (e)	64.32%	(44.18)%	(9.03)%	5.22	%(f)	9.13	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.57%	1.53%	1.51%	1.52	%(h)	1.36	%(h)
Net investment income (loss) (g)	0.20%	0.82%	0.20%	(0.02	)%(h)	0.03	%(h)
Portfolio turnover rate	70%	56%	41%	61	%(f)	80	%(f)
Net assets, end of period (000s)	$22,755	$14,765	$13,851	$1,727		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$6.78	$12.29	$13.95	$14.21		$12.60	$12.30
Income from Investment Operations:
Net investment income (loss) (c)	0.07	0.14	0.10	0.06		0.07	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	4.33	(5.51)	(1.23)	0.67		3.00	1.48
Total from investment operations	4.40	(5.37)	(1.13)	0.73		3.07	1.47
Less Distributions to Shareholders:
From net investment income	(0.06)	(0.14)	(0.08)	(0.06)		(0.06)	—	(d)
From net realized gains	—	—	(0.45)	(0.93)		(1.40)	(1.17)
From return of capital	(0.01)	—	—	—		—	—
Total distributions to shareholders	(0.07)	(0.14)	(0.53)	(0.99)		(1.46)	(1.17)
Net Asset Value, End of Period	$11.11	$6.78	$12.29	$13.95		$14.21	$12.60
Total return (e)	64.94%	(43.87)%	(8.55)%	5.77	%(f)	26.43%	13.72	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.07%	1.03%	1.01%	1.02	%(i)	0.98%	1.22%
Interest expense	—	—	—	—		—	—	%(j)
Net expenses (h)	1.07%	1.03%	1.01%	1.02	%(i)	0.98%	1.22%
Waiver/Reimbursement	—	—	—	—		—	0.02%
Net investment income (loss) (h)	0.68%	1.33%	0.71%	0.47	%(i)	0.56%	(0.05)%
Portfolio turnover rate	70%	56%	41%	61	%(f)	80%	61%
Net assets, end of period (000s)	$951,951	$540,951	$654,658	$393,160		$238,856	$197,829

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Small Cap Value Fund II

February 28, 2010

Note 1. Organization

Columbia Small Cap Value Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

21

Columbia Small Cap Value Fund II, February 28, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of

22

Columbia Small Cap Value Fund II, February 28, 2010

actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from:	2010	2009
Ordinary Income*	$7,052,272	$14,755,826
Long-Term Capital Gains	—	—
Return of Capital	723,318	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$154,966,553

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$246,964,881
Unrealized depreciation	(91,998,328)
Net unrealized appreciation	$154,966,553

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$70,573,610
2018	265,955,033
$336,528,643

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October capital losses of $1,553,185 attributed to security transactions were deferred to March 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment

23

Columbia Small Cap Value Fund II, February 28, 2010

advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.66% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its

24

Columbia Small Cap Value Fund II, February 28, 2010

services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $1,118 on sales of the Fund's Class A shares and received net CDSC fees of $8,191 and $1,745 on Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Effective July 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating

25

Columbia Small Cap Value Fund II, February 28, 2010

to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.10% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to July 1, 2009, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 1.30% of the Fund's average daily net assets.

Columbia is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. At February 28, 2010, no amounts were potentially recoverable from the Fund pursuant to this arrangement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $152,684.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended February 28, 2010, these custody credits reduced total expenses by $31 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $867,007,844 and $808,815,753, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

26

Columbia Small Cap Value Fund II, February 28, 2010

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the year ended February 28, 2010, the Fund did not participate in the securities lending program.

Note 9. Shares of Beneficial Interest

As of February 28, 2010, 21.8% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, the Fund had two shareholders that collectively held 14.9% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates,

27

Columbia Small Cap Value Fund II, February 28, 2010

including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 31, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund") (a series of Columbia Funds Series Trust), at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

29

Federal Income Tax Information (Unaudited) – Columbia Small Cap Value Fund II

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

33

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

34

Board Consideration and Re-Approval of Current
Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In

35

this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

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Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its

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Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe. Columbia Small Cap Value Fund II was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed
Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated

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in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various

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factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any

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such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and

42

three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

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The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be

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somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Small Cap Value Fund II was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

47

include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

48

breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

49

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

50

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

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Columbia Management®

Columbia Small Cap Value Fund II

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/34608-0210 (04/10) 10-85V1I3

Columbia Management®

Annual Report

February 28, 2010

Columbia Marsico 21st Century Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	30

Fund Governance	31

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements	35

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements	39

Summary of Management Fee Evaluation by Independent Fee Consultant	46

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia Marsico 21st Century Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 59.10% without sales charge.

■  In a period of robust gains by U.S. equities, the fund outperformed both its benchmark, the Russell 3000 Index1 and the average return of its peer group, the Lipper Multi-Cap Growth Funds Classification2, for the period.

■  Strong stock selection in the financials, energy and consumer staples sectors aided the fund's relative performance. In addition, sector positioning in these areas was a positive factor for performance.

Portfolio Management

Corydon J. Gilchrist has managed the fund since February 2003. He is with Marsico Capital Management, LLC ("MCM"), investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("Columbia") and Marsico Capital Management, LLC (MCM) are SEC-registered investment advisors. Columbia is an indirect, wholly owned subsidiary of Bank of America Corporation. Columbia has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+59.10%

Class A shares (without sales charge)

+55.96%

Russell 3000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Marsico 21st Century Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks

*Source: U.S. Bureau of Labor Statistics

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Marsico 21st Century Fund outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class R	1.54
Class Z	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/10/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/10/00 – 02/28/10 ($)

Sales charge	without	with
Class A	12,286	11,580
Class B	11,403	11,403
Class C	11,403	11,403
Class R	12,155	n/a
Class Z	12,598	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
1-year	59.10	49.87	57.66	52.66	57.89	56.89	58.71	59.42
5-year	2.27	1.07	1.49	1.11	1.51	1.51	2.05	2.53
Life	2.10	1.49	1.34	1.34	1.34	1.34	1.99	2.36

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	60.31	51.05	58.98	53.98	59.20	58.20	59.82	60.73
5-year	4.10	2.87	3.32	2.96	3.32	3.32	3.87	4.35
Life	2.64	2.04	1.87	1.87	1.87	1.87	2.53	2.90

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Marsico 21st Century Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,139.10	1,018.60	6.63	6.26	1.25
Class B	1,000.00	1,000.00	1,134.10	1,014.88	10.58	9.99	2.00
Class C	1,000.00	1,000.00	1,134.10	1,014.88	10.58	9.99	2.00
Class R	1,000.00	1,000.00	1,137.70	1,017.36	7.95	7.50	1.50
Class Z	1,000.00	1,000.00	1,140.40	1,019.84	5.31	5.01	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	11.63
Class B	10.91
Class C	10.91
Class R	11.57
Class Z	11.86

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 59.10% without sales charge. The fund outperformed its benchmark, the Russell 3000 Index, which returned 55.96%. The fund's return was also above the average return of its peer group, the Lipper Multi-Cap Growth Funds Classification, which was 54.54%. Sector positioning and stock selection within the financials, energy and consumer staples sectors generally accounted for the strong results.

Sources of positive relative performance

As economic data pointed to the end of recession and the potential for a sustainable recovery, U.S. equities generated strong gains in most sectors. Financial stocks, in particular, rallied after a period of significant weakness, and the fund benefited from its significant exposure to financials. Two of the fund's bank holdings, India-based ICICI Bank and Brazil-headquartered Itau Unibanco, posted strong gains before they were sold from the portfolio.

An underweight position in energy and consumer staples stocks, which trailed the benchmark return, aided relative performance, and favorable stock selection within both sectors further benefited results. Pride International, an offshore drilling contractor, and Petroleo Brasileiro, an oil and natural gas producer, appreciated strongly during the period and were sold. Within consumer staples, Anheuser-Busch InBev (2.7% of net assets) posted solid results. Elsewhere in the portfolio, Apple and Crown Castle International (3.2% and 6.2% of net assets, respectively), were strong performers. Crown Castle, which leases and operates wireless telecommunications towers, was the fund's largest holding at the end of the period.

Disappointments from stock selection, cash position

Individual security selection in materials, information technology, industrials and health care detracted from relative returns. Agricultural materials manufacturer Monsanto was a disappointing performer and was sold from the portfolio. In technology, financial transactions processors MasterCard (3.7% of net assets) and Visa posted poor results. The fund maintained its position in MasterCard, but Visa was sold. Genzyme, which has been plagued by manufacturing difficulties in key products, was also sold from the fund based on its poor performance. While the fund's industrials positions generally posted strong returns, they lagged the sector's performance within the benchmark, primarily due to an investment in Energy Conversion Devices, a solar electric products manufacturer. The stock had negative returns prior to being sold from the portfolio.

6

Portfolio Manager's Report (continued) – Columbia Marsico 21st Century Fund

The fund maintained a modest cash position during the period, which detracted from returns relative to the benchmark as the market posted strong overall gains. The benchmark is fully invested in stocks.

Summary

During the period, we increased the fund's allocation to the financials and consumer discretionary sectors, and at the end of the period, these two were among the fund's most significant sector allocations, along with information technology. We also decreased the fund's weight in the industrials, information technology, consumer staples and materials sectors. At the end of the period, the fund had no exposure to materials or utilities. We also reduced the fund's cash position over the 12-month period.

Source for all statistical data—Columbia Management Advisors, LLC.

Source of all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Columbia Marsico 21st Century Fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top 5 sectors

as of 02/28/10 (%)

Financials	30.8
Consumer Discretionary	20.5
Information Technology	13.7
Health Care	9.8
Industrials	6.9

Top 10 holdings

as of 02/28/10 (%)

Crown Castle International	6.2
Wells Fargo	5.6
JPMorgan	4.9
Intuitive Surgical	4.2
US Bancorp	4.0
CSX	3.8
Walt Disney	3.8
MasterCard	3.7
PNC Financial Services Group	3.7
Polo Ralph Lauren	3.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico 21st Century Fund

February 28, 2010

Common Stocks – 95.3%
	Shares	Value ($)
Consumer Discretionary – 20.5%
Automobiles – 1.3%
Ford Motor Co. (a)	4,307,394	50,568,806
Automobiles Total		50,568,806
Hotels, Restaurants & Leisure – 3.5%
Chipotle Mexican Grill, Inc., Class A (a)	174,032	18,222,891
Vail Resorts, Inc. (a)(b)	2,328,202	83,838,554
Wynn Resorts Ltd. (a)	516,988	32,864,927
Hotels, Restaurants & Leisure Total		134,926,372
Household Durables – 1.8%
Cyrela Brazil Realty SA	2,449,567	30,566,215
Gafisa SA, ADR	535,934	16,458,533
PDG Realty SA Empreendimentos e Participacoes	2,540,103	22,728,310
Household Durables Total		69,753,058
Internet & Catalog Retail – 1.8%
Amazon.com, Inc. (a)	411,278	48,695,315
Priceline.com, Inc. (a)	81,538	18,489,557
Internet & Catalog Retail Total		67,184,872
Media – 6.8%
CBS Corp., Class B	8,672,602	112,657,100
Walt Disney Co.	4,662,244	145,648,502
Media Total		258,305,602
Specialty Retail – 1.7%
J Crew Group, Inc. (a)	1,223,852	51,499,692
Rue21, Inc. (a)	486,540	13,983,160
Specialty Retail Total		65,482,852
Textiles, Apparel & Luxury Goods – 3.6%
Polo Ralph Lauren Corp.	1,710,018	136,681,739
Textiles, Apparel & Luxury Goods Total		136,681,739
Consumer Discretionary Total		782,903,301
Consumer Staples – 2.7%
Beverages – 2.7%
Anheuser-Busch InBev NV	2,095,303	104,878,845
Beverages Total		104,878,845
Consumer Staples Total		104,878,845

	Shares	Value ($)
Energy – 5.3%
Energy Equipment & Services – 2.4%
National-Oilwell Varco, Inc.	2,129,347	92,562,714
Energy Equipment & Services Total		92,562,714
Oil, Gas & Consumable Fuels – 2.9%
Range Resources Corp.	2,151,422	108,883,468
Oil, Gas & Consumable Fuels Total		108,883,468
Energy Total		201,446,182
Financials – 30.2%
Capital Markets – 4.7%
Jefferies Group, Inc.	4,125,156	102,963,894
State Street Corp.	1,696,008	76,167,719
Capital Markets Total		179,131,613
Commercial Banks – 17.9%
City National Corp.	1,751,060	87,412,915
CVB Financial Corp.	3,273,210	30,440,853
First Horizon National Corp. (a)	3,016,666	38,613,325
First Midwest Bancorp, Inc.	1,268,150	17,234,159
PNC Financial Services Group, Inc.	2,604,159	139,999,588
U.S. Bancorp	6,272,307	154,361,475
Wells Fargo & Co.	7,874,560	215,290,470
Commercial Banks Total		683,352,785
Diversified Financial Services – 4.9%
JPMorgan Chase & Co.	4,489,593	188,428,218
Diversified Financial Services Total		188,428,218
Real Estate Investment Trusts (REITs) – 0.9%
Colony Financial, Inc.	721,673	14,390,160
Taubman Centers, Inc.	517,577	20,045,757
Real Estate Investment Trusts (REITs) Total		34,435,917
Thrifts & Mortgage Finance – 1.8%
First Niagara Financial Group, Inc.	4,911,049	68,951,128
Thrifts & Mortgage Finance Total		68,951,128
Financials Total		1,154,299,661
Health Care – 9.8%
Biotechnology – 5.3%
Celgene Corp. (a)	1,635,436	97,341,151
Gilead Sciences, Inc. (a)	2,221,717	105,775,946
Biotechnology Total		203,117,097

See Accompanying Notes to Financial Statements.

8

Columbia Marsico 21st Century Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Health Care Equipment & Supplies – 4.2%
Intuitive Surgical, Inc. (a)	463,343	160,844,889
Health Care Equipment & Supplies Total		160,844,889
Health Care Providers & Services – 0.3%
Emergency Medical Services Corp., Class A (a)	223,389	11,629,631
Health Care Providers & Services Total		11,629,631
Health Care Total		375,591,617
Industrials – 6.9%
Aerospace & Defense – 2.0%
Precision Castparts Corp.	683,558	77,071,165
Aerospace & Defense Total		77,071,165
Commercial Services & Supplies – 0.5%
Ritchie Bros Auctioneers, Inc.	826,530	17,332,334
Commercial Services & Supplies Total		17,332,334
Construction & Engineering – 0.5%
AECOM Technology Corp. (a)	762,641	20,667,571
Construction & Engineering Total		20,667,571
Road & Rail – 3.9%
CSX Corp.	3,095,029	146,890,076
Road & Rail Total		146,890,076
Industrials Total		261,961,146
Information Technology – 13.7%
Computers & Peripherals – 3.2%
Apple, Inc. (a)	595,917	121,936,536
Computers & Peripherals Total		121,936,536
Internet Software & Services – 1.5%
Google, Inc., Class A (a)	89,544	47,171,779
OpenTable, Inc. (a)	299,652	10,212,140
Internet Software & Services Total		57,383,919
IT Services – 3.7%
MasterCard, Inc., Class A	634,005	142,251,702
IT Services Total		142,251,702
Semiconductors & Semiconductor Equipment – 1.8%
Cree, Inc. (a)	993,019	67,356,479
Semiconductors & Semiconductor Equipment Total		67,356,479

	Shares	Value ($)
Software – 3.5%
Adobe Systems, Inc. (a)	1,009,356	34,974,185
ANSYS, Inc. (a)	926,387	40,631,334
Citrix Systems, Inc. (a)	1,352,357	58,164,875
Software Total		133,770,394
Information Technology Total		522,699,030
Telecommunication Services – 6.2%
Wireless Telecommunication Services – 6.2%
Crown Castle International Corp. (a)	6,246,045	236,100,501
Wireless Telecommunication Services Total		236,100,501
Telecommunication Services Total		236,100,501
Total Common Stocks (cost of $2,866,133,875)		3,639,880,283
	Par ($)
Convertible Bond – 0.7%
Consumer Cyclical – 0.7%
Auto Manufacturers – 0.7%
Ford Motor Co. 4.250% 11/15/16	19,525,000	27,725,500
Auto Manufacturers Total		27,725,500
Consumer Cyclical Total		27,725,500
Total Convertible Bond (cost of $19,525,000)		27,725,500
	Units
Warrants – 0.6%
Financials – 0.6%
Diversified Financial Services – 0.6%
JPMorgan Chase & Co., Expires 10/28/18 (a)	1,562,546	21,063,120
Diversified Financial Services Total		21,063,120
Financials Total		21,063,120
Total Warrants (cost of $19,575,774)		21,063,120

See Accompanying Notes to Financial Statements.

9

Columbia Marsico 21st Century Fund

February 28, 2010

Short-Term Obligation – 2.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $111,114,063 (repurchase proceeds $108,931,454)	108,931,000	108,931,000
Total Short-Term Obligation (cost of $108,931,000)		108,931,000
Total Investments – 99.4% (cost of $3,014,165,649) (c)		3,797,599,903
Other Assets & Liabilities, Net – 0.6%		23,727,707
Net Assets – 100.0%		3,821,327,610

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the year ended February 28, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Vail Resorts, Inc.	$58,359,968	$8,426,663	$32,450,610	$–	$83,838,554
Saks, Inc.	25,374,310	–	16,075,555	–	–
Total	$83,734,278	$8,426,663	$48,526,165	$–	$83,838,554

(c)  Cost for federal income tax purposes is $3,202,974,041.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$782,903,301	$—	$—	$782,903,301
Consumer Staples	—	104,878,845	—	104,878,845
Energy	201,446,182	—	—	201,446,182
Financials	1,154,299,661	—	—	1,154,299,661
Health Care	375,591,617	—	—	375,591,617
Industrials	261,961,146	—	—	261,961,146
Information Technology	522,699,030	—	—	522,699,030
Telecommunication Services	236,100,501	—	—	236,100,501
Total Common Stocks	3,535,001,438	104,878,845	—	3,639,880,283
Total Convertible Bond	—	27,725,500	—	27,725,500
Total Warrants	21,063,120	—	—	21,063,120
Total Short-Term Obligation	—	108,931,000	—	108,931,000
Total Investments	$3,556,064,558	$241,535,345	$—	$3,797,599,903

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.8
Consumer Discretionary	20.5
Information Technology	13.7
Health Care	9.8
Industrials	6.9
Telecommunication Services	6.2
Energy	5.3
Consumer Staples	2.7
Consumer Cyclical	0.7
96.6
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	0.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Marsico 21st Century Fund
February 28, 2010

Assets	Unaffiliated investments, at identified cost	$2,901,739,214
	Affiliated investments, at identified cost	112,426,435
	Total investments, at identified cost	$3,014,165,649
	Unaffiliated investments, at value	3,713,761,349
	Affiliated investments, at value	83,838,554
	Total investments, at value	3,797,599,903
	Cash	338
	Receivable for:
	Investments sold	53,093,221
	Fund shares sold	2,829,445
	Dividends	1,762,684
	Interest	258,618
	Foreign tax reclaims	538,794
	Prepaid expenses	45,855
	Total Assets	3,856,128,858
Liabilities	Payable for:
	Investments purchased	17,180,185
	Fund shares repurchased	11,550,281
	Investment advisory fee	1,851,852
	Administration fee	629,655
	Pricing and bookkeeping fees	13,363
	Transfer agent fee	1,711,941
	Trustees' fees	43,727
	Custody fee	82,064
	Distribution and service fees	992,283
	Chief compliance officer expenses	399
	Reports to shareholders	698,983
	Other liabilities	46,515
	Total Liabilities	34,801,248
	Net Assets	3,821,327,610
Net Assets Consist of	Paid-in capital	5,970,119,980
	Overdistributed net investment income	(6,938)
	Accumulated net realized loss	(2,932,263,945)
	Net unrealized appreciation on:
	Investments	783,434,254
	Foreign currency translations	44,259
	Net Assets	3,821,327,610

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Marsico 21st Century Fund

February 28, 2010 (continued)

Class A	Net assets	$1,993,000,066
	Shares outstanding	171,386,453
	Net asset value per share	$11.63	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$12.34	(b)
Class B	Net assets	$117,306,762
	Shares outstanding	10,750,513
	Net asset value and offering price per share	$10.91	(a)
Class C	Net assets	$660,456,550
	Shares outstanding	60,536,536
	Net asset value and offering price per share	$10.91	(a)
Class R	Net assets	$41,627,355
	Shares outstanding	3,598,578
	Net asset value, offering and redemption price per share	$11.57
Class Z	Net assets	$1,008,936,877
	Shares outstanding	85,088,865
	Net asset value, offering and redemption price per share	$11.86

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Marsico 21st Century Fund

For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	38,844,055
	Interest	416,204
	Foreign taxes withheld	(1,428,457)
	Total Investment Income	37,831,802
Expenses	Investment advisory fee	25,152,257
	Administration fee	8,603,983
	Distribution fee:
	Class B	865,694
	Class C	5,219,447
	Class R	229,926
	Service fee:
	Class B	288,564
	Class C	1,739,815
	Distribution and service fees:
	Class A	5,312,864
	Transfer agent fee	6,606,939
	Pricing and bookkeeping fees	147,990
	Trustees' fees	41,308
	Custody fee	339,304
	Chief compliance officer expenses	2,041
	Other expenses	1,274,686
	Total Expenses	55,824,818
	Fees waived by transfer agent	(420,985)
	Expense reductions	(20)
	Net Expenses	55,403,813
	Net Investment Loss	(17,572,011)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	128,982,301
	Affiliated investments	(158,052,065)
	Foreign currency transactions	(805,689)
	Net realized loss	(29,875,453)
	Net change in unrealized appreciation (depreciation) on:
	Investments	1,852,008,906
	Foreign currency translations	54,769
	Net change in unrealized appreciation (depreciation)	1,852,063,675
	Net Gain	1,822,188,222
	Net Increase Resulting from Operations	1,804,616,211

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Marsico 21st Century Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income (loss)	(17,572,011)	1,161,973
	Net realized loss on investments and foreign currency transactions	(29,875,453)	(2,838,594,363)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,852,063,675	(1,264,907,676)
	Net increase (decrease) resulting from operations	1,804,616,211	(4,102,340,066)
Distributions to Shareholders	From net investment income:
	Class Z	(51,807)	—
	Total distributions to shareholders	(51,807)	—
	Net Capital Stock Transactions	(1,581,913,765)	(671,895,304)
	Redemption fees	—	4,836
	Total increase (decrease) in net assets	222,650,639	(4,774,230,534)
Net Assets	Beginning of period	3,598,676,971	8,372,907,505
	End of period	3,821,327,610	3,598,676,971
	Undistributed (overdistributed) net investment income at end of period	(6,938)	69,338

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico 21st Century Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	28,125,647	271,443,196	105,611,474	1,310,056,381
Redemptions	(125,712,406)	(1,218,405,442)	(184,568,865)	(1,956,959,802)
Net decrease	(97,586,759)	(946,962,246)	(78,957,391)	(646,903,421)
Class B
Subscriptions	389,920	3,272,819	2,612,075	31,983,995
Redemptions	(3,505,840)	(32,363,151)	(5,376,566)	(61,678,675)
Net decrease	(3,115,920)	(29,090,332)	(2,764,491)	(29,694,680)
Class C
Subscriptions	4,696,952	42,097,591	21,938,434	266,205,652
Redemptions	(34,135,126)	(316,088,945)	(34,296,625)	(353,567,760)
Net decrease	(29,438,174)	(273,991,354)	(12,358,191)	(87,362,108)
Class R
Subscriptions	1,653,756	15,191,943	4,058,699	47,957,625
Redemptions	(3,871,749)	(36,817,796)	(1,526,441)	(17,254,066)
Net increase (decrease)	(2,217,993)	(21,625,853)	2,532,258	30,703,559
Class Z
Subscriptions	27,604,452	276,459,305	68,444,092	766,777,581
Distributions reinvested	3,866	35,489	—	—
Redemptions	(59,572,261)	(586,738,774)	(60,742,453)	(705,416,235)
Net increase (decrease)	(31,963,943)	(310,243,980)	7,701,639	61,361,346

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.31		$14.55		$14.28		$13.58		$10.61		$9.70
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.01		0.02		0.11	(d)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	4.35		(7.25)		0.77	(e)	0.89		3.00		0.96
Total from investment operations	4.32		(7.24)		0.79		1.00		2.97		0.91
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.10)		—	(f)	—
From net realized gains	—		—		(0.49)		(0.20)		—		—
From return of capital	—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—		(0.52)		(0.30)		—	(f)	—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)(f)	—		—		—		—
Net Asset Value, End of Period	$11.63		$7.31		$14.55		$14.28		$13.58		$10.61
Total return (g)	59.10	%(h)	(49.76	)%(h)	5.16	%(h)	7.59	%(h)(i)	28.04	%(h)	9.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.30%		1.25%		1.20%		1.26	%(k)	1.31%		1.40%
Interest expense	—		—		—		—		—		—	%(l)
Net expenses (j)	1.30%		1.25%		1.20%		1.26	%(k)	1.31%		1.40%
Waiver/Reimbursement	0.01%		0.04%		0.02%		0.02	%(k)	0.01%		—
Net investment income (loss) (j)	(0.35)%		0.12%		0.15%		0.84	%(k)	(0.22)%		(0.50)%
Portfolio turnover rate	119%		152%		113%		86	%(i)	141%		130%
Net assets, end of period (000s)	$1,993,000		$1,967,386		$5,062,299		$2,474,268		$675,287		$187,094

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.92		$13.86		$13.73		$12.99		$10.22		$9.42
Income from Investment Operations:
Net investment loss (c)	(0.10)		(0.07)		(0.08)		—	(d)(e)	(0.11)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	4.09		(6.87)		0.73	(f)	0.88		2.88		0.92
Total from investment operations	3.99		(6.94)		0.65		0.88		2.77		0.80
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.02)		—		—
From net realized gains	—		—		(0.49)		(0.12)		—		—
From return of capital	—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—		(0.52)		(0.14)		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)(e)	—		—		—		—
Net Asset Value, End of Period	$10.91		$6.92		$13.86		$13.73		$12.99		$10.22
Total return (g)	57.66	%(h)	(50.07	)%(h)	4.34	%(h)	6.88	%(h)(i)	27.10	%(h)	8.49%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.05%		2.00%		1.95%		2.01	%(k)	2.06%		2.15%
Interest expense	—		—		—		—		—		—	%(l)
Net expenses (j)	2.05%		2.00%		1.95%		2.01	%(k)	2.06%		2.15%
Waiver/Reimbursement	0.01%		0.04%		0.02%		0.02	%(k)	0.01%		—
Net investment loss (j)	(1.10)%		(0.63)%		(0.56)%		(0.02	)%(k)	(0.96)%		(1.25)%
Portfolio turnover rate	119%		152%		113%		86	%(i)	141%		130%
Net assets, end of period (000s)	$117,307		$95,889		$230,505		$167,144		$97,006		$60,495

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.91		$13.86		$13.73		$12.99		$10.22		$9.42
Income from Investment Operations:
Net investment income (loss) (c)	(0.10)		(0.07)		(0.09)		0.01	(d)	(0.11)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	4.10		(6.88)		0.74	(e)	0.87		2.88		0.92
Total from investment operations	4.00		(6.95)		0.65		0.88		2.77		0.80
Less Distributions to Shareholders:
From net investment income	—		—		—		(0.02)		—		—
From net realized gains	—		—		(0.49)		(0.12)		—		—
From return of capital	—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—		(0.52)		(0.14)		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)(f)	—		—		—		—
Net Asset Value, End of Period	$10.91		$6.91		$13.86		$13.73		$12.99		$10.22
Total return (g)	57.89	%(h)	(50.14	)%(h)	4.34	%(h)	6.88	%(h)(i)	27.10	%(h)	8.49%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.05%		2.00%		1.95%		2.01	%(k)	2.06%		2.15%
Interest expense	—		—		—		—		—		—	%(l)
Net expenses (j)	2.05%		2.00%		1.95%		2.01	%(k)	2.06%		2.15%
Waiver/Reimbursement	0.01%		0.04%		0.02%		0.02	%(k)	0.01%		—
Net investment income (loss) (j)	(1.10)%		(0.63)%		(0.60)%		0.11	%(k)	(0.96)%		(1.25)%
Portfolio turnover rate	119%		152%		113%		86	%(i)	141%		130%
Net assets, end of period (000s)	$660,457		$622,098		$1,418,014		$651,596		$157,286		$38,460

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010	2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$7.29	$14.55		$14.32	$13.58		$12.53
Income from Investment Operations:
Net investment income (loss) (c)	(0.06)	(0.02)		(0.02)	0.16	(d)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	4.34	(7.24)		0.77 (e)	0.81		1.07
Total from investment operations	4.28	(7.26)		0.75	0.97		1.05
Less Distributions to Shareholders:
From net investment income	—	—		—	(0.06)		—
From net realized gains	—	—		(0.49)	—		—	(f)
From return of capital	—	—		(0.03)	(0.17)		—
Total distributions to shareholders	—	—		(0.52)	(0.23)		—	(f)
Redemption Fees:
Redemption fees added to paid-in-capital	—	—	(c)(f)	—	—		—
Net Asset Value, End of Period	$11.57	$7.29		$14.55	$14.32		$13.58
Total return (g)(h)	58.71%	(49.90)%		4.87%	7.38	%(i)	8.38	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.55%	1.50%		1.45%	1.51	%(k)	1.63	%(k)
Waiver/Reimbursement	0.01%	0.04%		0.02%	0.02	%(k)	0.03	%(k)
Net investment income (loss) (j)	(0.59)%	(0.13)%		(0.15)%	1.25	%(k)	(0.91	)%(k)
Portfolio turnover rate	119%	152%		113%	86	%(i)	141	%(i)
Net assets, end of period (000s)	$41,627	$42,429		$47,777	$4,394		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the period ended March 31, 2006, which had an impact of 0.07% and 0.08, respectively.

(k)  Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.44		$14.76		$14.45		$13.76		$10.75		$9.80
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)		0.05		0.07		0.13	(d)	—	(e)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	4.43		(7.37)		0.76	(f)	0.91		3.04		0.98
Total from investment operations	4.42		(7.32)		0.83		1.04		3.04		0.95
Less Distributions to Shareholders:
From net investment income	—	(e)	—		—		(0.12)		(0.03)		—
From net realized gains	—		—		(0.49)		(0.23)		—		—
From return of capital	—		—		(0.03)		—		—		—
Total distributions to shareholders	—	(e)	—		(0.52)		(0.35)		(0.03)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)(e)	—		—		—		—
Net Asset Value, End of Period	$11.86		$7.44		$14.76		$14.45		$13.76		$10.75
Total return (g)	59.42	%(h)	(49.59	)%(h)	5.38	%(h)	7.84	%(h)(i)	28.33	%(h)	9.69%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.05%		1.00%		0.95%		1.01	%(k)	1.06%		1.15%
Interest expense	—		—		—		—		—		—	%(l)
Net expenses (j)	1.05%		1.00%		0.95%		1.01	%(k)	1.06%		1.15%
Waiver/Reimbursement	0.01%		0.04%		0.02%		0.02	%(k)	0.01%		—
Net investment income (loss) (j)	(0.10)%		0.37%		0.41%		1.03	%(k)	0.04%		(0.25)%
Portfolio turnover rate	119%		152%		113%		86	%(i)	141%		130%
Net assets, end of period (000s)	$1,008,937		$870,875		$1,614,313		$732,508		$274,594		$114,896

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08, respectively.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Marsico 21st Century Fund
February 28, 2010

Note 1. Organization

Columbia Marsico 21st Century Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a

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Columbia Marsico 21st Century Fund, February 28, 2010

security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities except for premiums attributable to the conversion feature on convertible securities.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

22

Columbia Marsico 21st Century Fund, February 28, 2010

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$17,547,542	$805,688	$(18,353,230)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from:	2010	2009
Ordinary Income*	$51,807	$—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

23

Columbia Marsico 21st Century Fund, February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$594,625,862

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$647,925,148
Unrealized depreciation	(53,299,286)
Net unrealized appreciation	$594,625,862

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$1,181,576,157
2018	1,526,982,692
$2,708,558,849

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October capital losses of $34,896,704 attributed to security transactions were deferred to March 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.63% of the Fund's average daily net assets.

Bank of America N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource

24

Columbia Marsico 21st Century Fund, February 28, 2010

Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees through June 30, 2010.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

For the year ended February 28, 2010, Columbia did not waive investment advisory fees for the Fund.

Sub-Advisory Fee

Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Marsico is entitled to receive a monthly sub-advisory fee for its services provided to the Fund at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant

25

Columbia Marsico 21st Century Fund, February 28, 2010

to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $118,273 on sales of the Fund's Class A shares and received net CDSC fees of $2,245, $402,871 and $144,216 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

26

Columbia Marsico 21st Century Fund, February 28, 2010

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.20% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $431,786.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended

27

Columbia Marsico 21st Century Fund, February 28, 2010

February 28, 2010, these custody credits reduced total expenses by $20 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $4,501,235,460 and $5,964,652,933, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the year ended February 28, 2010, the Fund did not participate in the securities lending program.

Note 9. Shares of Beneficial Interest

As of February 28, 2010, 13.7% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, the Fund had one shareholder that held 17.8% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

28

Columbia Marsico 21st Century Fund, February 28, 2010

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 31, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor and a proposed investment subadvisory agreement with Marsico, the effectiveness of each of which is conditioned on the Closing.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to

35

attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

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Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives

37

throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

The Board engaged in further review of Columbia Marsico 21st Century Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was appreciably below the median range of its Universe. However, the Board noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee

39

Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various

40

factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the

41

Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees;

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and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

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The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees

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concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

The Trustees engaged in further review of Columbia Marsico 21st Century Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was appreciably below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

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breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

50

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

51

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico 21st Century Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Marsico 21st Century Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/34610-0210 (04/10) 10-M6D5U5

Columbia Management®

Annual Report

February 28, 2010

Columbia Small Cap Growth Fund II

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Fund Governance	29

Board Consideration and Re-Approval of Current Investment Advisory Agreement	33

Board Consideration and Approval of Proposed Investment Advisory Agreement	37

Summary of Management Fee Evaluation by Independent Fee Consultant	44

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia Small Cap Growth Fund II

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 48.91% without sales charge.

■  The fund underperformed both the Russell 2000 Growth Index1 and its peer group, the Lipper Small-Cap Growth Funds Classification.2

■  While the fund participated in the recent market rally and achieved a strong double-digit return, an emphasis on higher-quality stocks caused the fund to fall behind its benchmark and its peer group average in an investment environment that favored lower-quality issues. Stock selection in the health care and consumer discretionary sectors also detracted from relative returns.

Portfolio Management

Daniele Donahoe has co-managed the fund since December 2005 and has been associated with the advisor or its predecessors since 2002.

Jon Michael Morgan has co-managed the fund since December 2005 and has been associated with the advisor or its predecessors since 2000.

Christian Pineno has co-managed the fund since October 2006 and previously from January 1997 to December 2005 and has been associated with the advisor or its predecessors since 1995.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+48.91%

Class A shares (without sales charge)

+61.85%

Russell 2000 Growth Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Small Cap Growth Fund II

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

*Source: U.S. Bureau of Labor Statistics

2

Economic Update (continued) – Columbia Small Cap Growth Fund II

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class Z	1.07

*TThe annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	7,868	7,417
Class B	7,295	7,295
Class C	7,295	7,295
Class Z	8,062	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
1-year	48.91	40.25	47.83	42.83	47.79	46.79	49.44
5-year	–0.23	–1.41	–0.97	–1.19	–0.99	–0.99	0.02
10-year	–2.37	–2.94	–3.10	–3.10	–3.10	–3.10	–2.13

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	50.47	41.85	49.21	44.21	49.23	48.23	50.82
5-year	2.27	1.06	1.50	1.28	1.50	1.50	2.55
10-year	–1.64	–2.22	–2.38	–2.38	–2.38	–2.38	–1.39

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Small Cap Growth Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.50	1,018.10	6.93	6.76	1.35
Class B	1,000.00	1,000.00	1,065.10	1,014.38	10.75	10.49	2.10
Class C	1,000.00	1,000.00	1,064.90	1,014.38	10.75	10.49	2.10
Class Z	1,000.00	1,000.00	1,069.90	1,019.34	5.65	5.51	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	8.92
Class B	7.85
Class C	8.04
Class Z	9.34

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 48.91% without sales charge. The Russell 2000 Growth Index returned 61.85%. The average return of the fund's peer group, the Lipper Small Cap Growth Funds Classification, was 59.81%. The fund achieved a strong double-digit return during the period, but an emphasis on higher-quality stocks held it back in an environment where improved availability of capital spurred investors to favor lower-priced, more speculative stocks. Positive stock selection among information technology, financials and materials companies helped returns, while holdings in the health care and consumer discretionary sectors hurt relative performance.

Information technology, financials and materials names helped returns

The fund's strong absolute performance was driven by positive stock selection in the information technology, materials and financials sectors. In the information technology sector, Switch & Data and 3 Com benefited from announced acquisitions by larger rivals. We subsequently sold both positions, locking in the market's positive reaction to the news. In the materials sector, key contributors included chemical manufacturers Solutia (0.7% of net assets) and NewMarket. Solutia posted strong earnings driven by improving sales volumes and aggressive cost-cutting measures. As the economy recovered, NewMarket saw demand improve for its petroleum and lubricant additives. We sold the position prior to year-end. Top performers among financials were asset manager Waddell & Reed Financial and brokerage firm Stifel Financial (0.8% and 1.1% of net assets, respectively). Revenues for both companies increased revenues as the stock market rallied.

Health care and consumer discretionary stocks disappointed

Among underperformers during the period were health care holdings, including drug manufacturer Isis Pharmaceuticals (0.4% of net assets) and scanner rental company Alliance Imaging. Results of a late-stage study suggested one of Isis's cholesterol-lowering drugs may lead to higher liver toxicity, alarming investors. A decline in short-term rentals of MRI and CT scanners hurt Alliance Imaging, and we sold the stock. In the consumer discretionary sector, tax preparer Jackson Hewitt and apparel brand licensor Iconix Brand Group (1.2% of net assets) had poor results. In a weak economy, many individuals prepared their own 2008 tax returns, hampering Jackson Hewitt's results. We sold the stock. Iconix overestimated the ability of one of its brands, Ocean Pacific, to generate year-round profits. The company also issued more stock mid-year, diluting the value of existing positions.

6

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II

Positioned for the return of a rational market

The stock market rally of 2009 was driven largely by the appreciation of lower-quality and lower-priced stocks, which stood to benefit most in the short term from improved liquidity. While the fund's bias toward higher-quality companies acted as a headwind in this environment, we expect the market may behave more rationally as the credit crisis begins to subside. Against this backdrop, we believe investors may once again reward quality growth companies with strong balance sheets and higher expected returns on capital. We have positioned the portfolio to benefit from such an environment by investing in stocks that we believe can capitalize on a cyclical economic recovery and that are available at valuations representing attractive risk-reward scenarios.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Top 5 sectors

as of 02/28/10 (%)

Information Technology	26.3
Health Care	23.7
Consumer Discretionary	17.1
Industrials	14.1
Financials	6.0

Top 10 holdings

as of 02/28/10 (%)

Knology	1.8
Polycom	1.8
Portfolio Recovery Assocs	1.4
Korn/Ferry International	1.4
TeleTech Holdings	1.3
American Medical Systems	1.2
Iconix Brand Group	1.2
STERIS	1.2
American Italian Pasta	1.2
Skyworks Solutions	1.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets

7

Investment Portfolio – Columbia Small Cap Growth Fund II

February 28, 2010

Common Stocks – 99.1%
	Shares	Value ($)
Consumer Discretionary – 17.1%
Diversified Consumer Services – 0.8%
Brink's Home Security Holdings, Inc. (a)	62,260	2,605,581
Diversified Consumer Services Total		2,605,581
Hotels, Restaurants & Leisure – 3.2%
Bally Technologies, Inc. (a)	71,070	2,943,009
DineEquity, Inc. (a)	119,150	3,495,861
Scientific Games Corp., Class A (a)	164,340	2,775,702
Vail Resorts, Inc. (a)	49,770	1,792,218
Hotels, Restaurants & Leisure Total		11,006,790
Household Durables – 1.7%
Tempur-Pedic International, Inc. (a)	126,400	3,589,760
Tupperware Brands Corp.	48,960	2,287,901
Household Durables Total		5,877,661
Internet & Catalog Retail – 0.7%
HSN, Inc. (a)	118,570	2,568,226
Internet & Catalog Retail Total		2,568,226
Media – 2.9%
Imax Corp. (a)	105,310	1,412,207
Knology, Inc. (a)	530,254	6,071,408
LodgeNet Interactive Corp. (a)	389,690	2,431,666
Media Total		9,915,281
Specialty Retail – 4.4%
Group 1 Automotive, Inc. (a)	78,632	2,183,611
hhgregg, Inc. (a)	60,650	1,265,765
J Crew Group, Inc. (a)	57,670	2,426,754
OfficeMax, Inc. (a)	213,850	3,415,184
Pier 1 Imports, Inc. (a)	464,910	2,840,600
Ulta Salon Cosmetics & Fragrance, Inc. (a)	101,700	1,864,161
Vitamin Shoppe, Inc. (a)	43,072	855,841
Specialty Retail Total		14,851,916
Textiles, Apparel & Luxury Goods – 3.4%
Fossil, Inc. (a)	96,260	3,489,425
Iconix Brand Group, Inc. (a)	313,050	4,079,042
True Religion Apparel, Inc. (a)	50,770	1,246,911
Warnaco Group, Inc. (a)	64,200	2,679,708
Textiles, Apparel & Luxury Goods Total		11,495,086
Consumer Discretionary Total		58,320,541

	Shares	Value ($)
Consumer Staples – 3.9%
Food Products – 2.1%
American Italian Pasta Co., Class A (a)	101,547	3,940,024
Darling International, Inc. (a)	347,498	2,800,834
Lance, Inc.	29,150	632,263
Food Products Total		7,373,121
Household Products – 0.8%
Central Garden & Pet Co., Class A (a)	278,420	2,658,911
Household Products Total		2,658,911
Personal Products – 1.0%
Nu Skin Enterprises, Inc., Class A	126,078	3,368,804
Personal Products Total		3,368,804
Consumer Staples Total		13,400,836
Energy – 4.2%
Energy Equipment & Services – 0.9%
Key Energy Services, Inc. (a)	179,740	1,822,563
Pioneer Drilling Co. (a)	197,383	1,409,315
Energy Equipment & Services Total		3,231,878
Oil, Gas & Consumable Fuels – 3.3%
Arena Resources, Inc. (a)	68,070	2,820,140
Atlas Energy, Inc. (a)	76,480	2,496,307
Comstock Resources, Inc. (a)	67,370	2,325,612
GMX Resources, Inc. (a)	97,914	900,809
Resolute Energy Corp. (a)	108,460	1,155,099
Stone Energy Corp. (a)	83,030	1,415,662
Oil, Gas & Consumable Fuels Total		11,113,629
Energy Total		14,345,507
Financials – 6.0%
Capital Markets – 2.6%
Evercore Partners, Inc., Class A	57,378	1,727,651
FBR Capital Markets Corp. (a)	156,160	844,826
Stifel Financial Corp. (a)	67,484	3,691,375
Waddell & Reed Financial, Inc., Class A	80,900	2,659,992
Capital Markets Total		8,923,844
Commercial Banks – 0.7%
Pinnacle Financial Partners, Inc. (a)	160,779	2,429,371
Commercial Banks Total		2,429,371

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Growth Fund II

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Diversified Financial Services – 1.4%
Portfolio Recovery Associates, Inc. (a)	89,191	4,756,556
Diversified Financial Services Total		4,756,556
Insurance – 0.3%
Platinum Underwriters Holdings Ltd.	26,450	988,965
Insurance Total		988,965
Real Estate Investment Trusts (REITs) – 1.0%
DuPont Fabros Technology, Inc.	72,220	1,415,512
Home Properties, Inc.	38,392	1,758,354
Real Estate Investment Trusts (REITs) Total		3,173,866
Financials Total		20,272,602
Health Care – 23.7%
Biotechnology – 9.3%
Alexion Pharmaceuticals, Inc. (a)	52,060	2,578,011
Alkermes, Inc. (a)	248,270	2,845,174
BioMarin Pharmaceuticals, Inc. (a)	140,921	2,818,420
Human Genome Sciences, Inc. (a)	133,577	3,760,193
Immunogen, Inc. (a)	167,597	1,107,816
Incyte Corp. Ltd. (a)	105,270	1,122,178
Isis Pharmaceuticals, Inc. (a)	156,760	1,385,758
Martek Biosciences Corp. (a)	82,250	1,631,018
Onyx Pharmaceuticals, Inc. (a)	105,323	2,923,766
Regeneron Pharmaceuticals, Inc. (a)	133,484	3,265,019
Rigel Pharmaceuticals, Inc. (a)	167,582	1,265,244
Savient Pharmaceuticals, Inc. (a)	162,792	2,194,436
Seattle Genetics, Inc. (a)	234,243	2,389,279
United Therapeutics Corp. (a)	44,204	2,537,752
Biotechnology Total		31,824,064
Health Care Equipment & Supplies – 5.7%
American Medical Systems Holdings, Inc. (a)	226,140	4,097,657
Cyberonics, Inc. (a)	67,530	1,205,411
Masimo Corp. (a)	82,306	2,279,053
NuVasive, Inc. (a)	74,610	2,980,669
Sirona Dental Systems, Inc. (a)	88,000	3,158,320
STERIS Corp.	126,560	4,000,562
Thoratec Corp. (a)	61,090	1,762,446
Health Care Equipment & Supplies Total		19,484,118

	Shares	Value ($)
Health Care Providers & Services – 4.0%
AMERIGROUP Corp. (a)	69,680	1,831,191
Catalyst Health Solutions, Inc. (a)	20,379	768,085
Healthsouth Corp. (a)	36,400	629,720
HMS Holdings Corp. (a)	21,780	1,002,751
inVentiv Health, Inc. (a)	111,190	1,632,269
Magellan Health Services, Inc. (a)	17,150	718,928
Owens & Minor, Inc.	84,880	3,789,892
Psychiatric Solutions, Inc. (a)	147,283	3,159,220
Health Care Providers & Services Total		13,532,056
Health Care Technology – 0.7%
Computer Programs & Systems, Inc.	70,460	2,532,333
Health Care Technology Total		2,532,333
Life Sciences Tools & Services – 2.5%
Albany Molecular Research, Inc. (a)	162,210	1,456,646
Bio-Rad Laboratories, Inc., Class A (a)	17,013	1,588,844
Dionex Corp. (a)	54,660	3,733,278
ICON PLC, ADR (a)	69,630	1,639,786
Life Sciences Tools & Services Total		8,418,554
Pharmaceuticals – 1.5%
Eurand NV (a)	143,561	1,274,821
Impax Laboratories, Inc. (a)	130,470	2,010,543
Vivus, Inc. (a)	208,620	1,752,408
Pharmaceuticals Total		5,037,772
Health Care Total		80,828,897
Industrials – 14.1%
Aerospace & Defense – 2.1%
HEICO Corp.	34,504	1,644,116
Hexcel Corp. (a)	229,580	2,529,971
Teledyne Technologies, Inc. (a)	76,033	2,864,163
Aerospace & Defense Total		7,038,250
Air Freight & Logistics – 1.0%
HUB Group, Inc., Class A (a)	125,351	3,380,717
Air Freight & Logistics Total		3,380,717
Commercial Services & Supplies – 0.7%
Geo Group, Inc. (a)	124,420	2,459,783
Commercial Services & Supplies Total		2,459,783

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Growth Fund II

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Construction & Engineering – 0.7%
Great Lakes Dredge & Dock Corp.	522,604	2,367,396
Construction & Engineering Total		2,367,396
Electrical Equipment – 2.7%
American Superconductor Corp. (a)	27,370	766,360
General Cable Corp. (a)	58,170	1,421,093
II-VI, Inc. (a)	126,249	3,540,022
Thomas & Betts Corp. (a)	99,500	3,591,950
Electrical Equipment Total		9,319,425
Machinery – 3.3%
Actuant Corp., Class A	74,380	1,347,022
Chart Industries, Inc. (a)	77,820	1,584,415
Columbus McKinnon Corp./NY (a)	123,840	1,782,058
Dynamic Materials Corp.	78,370	1,420,064
Trinity Industries, Inc.	135,470	2,279,960
Wabtec Corp.	77,018	2,937,467
Machinery Total		11,350,986
Marine – 1.0%
Genco Shipping & Trading Ltd. (a)	72,887	1,530,627
Kirby Corp. (a)	55,440	1,830,075
Marine Total		3,360,702
Professional Services – 1.4%
Korn/Ferry International (a)	273,976	4,679,510
Professional Services Total		4,679,510
Road & Rail – 0.7%
Dollar Thrifty Automotive Group, Inc. (a)	52,920	1,589,717
Old Dominion Freight Line, Inc. (a)	23,860	733,456
Road & Rail Total		2,323,173
Trading Companies & Distributors – 0.5%
Beacon Roofing Supply, Inc. (a)	108,290	1,884,246
Trading Companies & Distributors Total		1,884,246
Industrials Total		48,164,188
Information Technology – 26.3%
Communications Equipment – 3.7%
Arris Group, Inc. (a)	194,823	2,010,573
Brocade Communications Systems, Inc. (a)	218,340	1,270,739
Comtech Telecommunications Corp. (a)	55,900	1,767,558

	Shares	Value ($)
Digi International, Inc. (a)	145,937	1,481,261
Polycom, Inc. (a)	229,020	5,979,712
Communications Equipment Total		12,509,843
Computers & Peripherals – 0.6%
Synaptics, Inc. (a)	81,030	2,163,501
Computers & Peripherals Total		2,163,501
Electronic Equipment, Instruments & Components – 3.0%
Anixter International, Inc. (a)	45,120	1,883,309
Brightpoint, Inc. (a)	545,680	3,890,698
Plexus Corp. (a)	83,350	2,874,742
TTM Technologies, Inc. (a)	185,398	1,583,299
Electronic Equipment, Instruments & Components Total		10,232,048
Internet Software & Services – 1.9%
MercadoLibre, Inc. (a)	26,550	1,092,267
Perficient, Inc. (a)	266,290	2,955,819
Rackspace Hosting, Inc. (a)	123,720	2,453,368
Internet Software & Services Total		6,501,454
IT Services – 4.0%
CACI International, Inc., Class A (a)	62,230	3,084,118
Cybersource Corp. (a)	101,100	1,731,843
Syntel, Inc.	61,010	2,068,239
TeleTech Holdings, Inc. (a)	249,867	4,370,174
Wright Express Corp. (a)	81,440	2,306,381
IT Services Total		13,560,755
Semiconductors & Semiconductor Equipment – 6.8%
Amkor Technology, Inc. (a)	368,550	2,218,671
Atheros Communications, Inc. (a)	100,690	3,613,764
Cabot Microelectronics Corp. (a)	56,640	2,005,056
Cavium Networks, Inc. (a)	103,070	2,463,373
Cirrus Logic, Inc. (a)	196,570	1,403,510
Diodes, Inc. (a)	86,190	1,690,186
Monolithic Power Systems, Inc. (a)	129,820	2,636,644
Semtech Corp. (a)	201,660	3,200,344
Skyworks Solutions, Inc. (a)	255,540	3,902,096
Semiconductors & Semiconductor Equipment Total		23,133,644
Software – 6.3%
ANSYS, Inc. (a)	78,670	3,450,466
Cadence Design Systems, Inc. (a)	280,930	1,601,301
Concur Technologies, Inc. (a)	34,810	1,369,425

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Growth Fund II

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Monotype Imaging Holdings, Inc. (a)	62,950	598,655
Net 1 UEPS Technologies, Inc. (a)	166,655	2,941,461
Progress Software Corp. (a)	131,670	3,689,394
Solera Holdings, Inc.	91,790	3,135,546
TeleCommunication Systems, Inc., Class A (a)	221,400	1,687,068
THQ, Inc. (a)	462,590	2,803,295
Software Total		21,276,611
Information Technology Total		89,377,856
Materials – 2.6%
Chemicals – 1.3%
Koppers Holdings, Inc.	72,016	2,002,045
Solutia, Inc. (a)	167,095	2,351,026
Chemicals Total		4,353,071
Containers & Packaging – 0.9%
Greif, Inc., Class A	56,560	2,898,134
Containers & Packaging Total		2,898,134
Metals & Mining – 0.4%
Compass Minerals International, Inc.	19,020	1,436,581
Metals & Mining Total		1,436,581
Materials Total		8,687,786
Telecommunication Services – 1.2%
Diversified Telecommunication Services – 0.5%
Neutral Tandem, Inc. (a)	110,210	1,776,585
Diversified Telecommunication Services Total		1,776,585
Wireless Telecommunication Services – 0.7%
NTELOS Holdings Corp.	131,830	2,251,656
Wireless Telecommunication Services Total		2,251,656
Telecommunication Services Total		4,028,241
Total Common Stocks (cost of $305,833,535)		337,426,454

Short-Term Obligation – 1.1%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by a U.S. Treasury obligation maturing 05/15/19, market value $3,919,344 (repurchase proceeds $3,838,013)	3,838,000	3,838,000
Total Short-Term Obligation (cost of $3,838,000)		3,838,000
Total Investments – 100.2% (cost of $309,671,535) (b)		341,264,454
Other Assets & Liabilities, Net – (0.2)%		(827,545)
Net Assets – 100.0%		340,436,909

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $311,358,186.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$337,426,454	$—	$—	$337,426,454
Total Short-Term Obligation	—	3,838,000	—	3,838,000
Total Investments	$337,426,454	$3,838,000	$—	$341,264,454

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	26.3
Health Care	23.7
Consumer Discretionary	17.1
Industrials	14.1
Financials	6.0
Energy	4.2
Consumer Staples	3.9
Materials	2.6
Telecommunication Services	1.2
99.1
Short- Term Obligation	1.1
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund II

February 28, 2010

		($)
Assets	Investments, at identified cost	309,671,535
	Investments, at value	341,264,454
	Cash	821
	Receivable for:
	Fund shares sold	165,729
	Dividends	97,855
	Interest	13
	Trustees' deferred compensation plan	22,670
	Prepaid expenses	3,919
	Total Assets	341,555,461
Liabilities	Payable for:
	Fund shares repurchased	641,810
	Investment advisory fee	181,104
	Administration fee	23,303
	Pricing and bookkeeping fees	7,393
	Transfer agent fee	81,394
	Trustees' fees	52,209
	Custody fee	3,386
	Distribution and service fees	27,337
	Chief compliance officer expenses	98
	Trustees' deferred compensation plan	22,670
	Other liabilities	77,848
	Total Liabilities	1,118,552
	Net Assets	340,436,909
Net Assets Consist of	Paid-in capital	444,240,865
	Accumulated net investment loss	(12,156)
	Accumulated net realized loss	(135,384,719)
	Net unrealized appreciation on investments	31,592,919
	Net Assets	340,436,909
Class A	Net assets	$119,894,135
	Shares outstanding	13,443,982
	Net asset value per share	$8.92	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$9.46	(b)
Class B	Net assets	$3,339,802
	Shares outstanding	425,574
	Net asset value and offering price per share	$7.85	(a)
Class C	Net assets	$2,628,749
	Shares outstanding	326,886
	Net asset value and offering price per share	$8.04	(a)
Class Z	Net assets	$214,574,223
	Shares outstanding	22,969,907
	Net asset value, offering and redemption price per share	$9.34

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Small Cap Growth Fund II

For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	1,473,954
	Interest	4,013
	Total Investment Income	1,477,967
Expenses	Investment advisory fee	2,294,866
	Administration fee	296,532
	Distribution fee:
	Class B	27,741
	Class C	19,673
	Service fee:
	Class B	9,242
	Class C	6,551
	Distribution and service fees:
	Class A	295,265
	Transfer agent fee	647,518
	Pricing and bookkeeping fees	89,209
	Trustees' fees	43,490
	Custody fee	18,298
	Chief compliance officer expenses	702
	Other expenses	275,322
	Expenses before interest expense	4,024,409
	Interest expense	280
	Total Expenses	4,024,689
	Fees waived by transfer agent	(43,672)
	Expense reductions	(7)
	Net Expenses	3,981,010
	Net Investment Loss	(2,503,043)
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized loss on investments	(13,937,128)
	Net change in unrealized appreciation on investments	135,495,875
	Net Gain	121,558,747
	Net Increase Resulting from Operations	119,055,704

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund II

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment loss	(2,503,043)	(2,675,422)
	Net realized loss on investments	(13,937,128)	(96,422,480)
	Net change in unrealized appreciation (depreciation) on investments	135,495,875	(92,844,643)
	Net increase (decrease) resulting from operations	119,055,704	(191,942,545)
	Net Capital Stock Transactions	(18,764,168)	(34,904,286)
	Increase from regulatory settlements	543,481	—
	Total increase (decrease) in net assets	100,835,017	(226,846,831)
Net Assets	Beginning of period	239,601,892	466,448,723
	End of period	340,436,909	239,601,892
	Accumulated net investment loss at end of period	(12,156)	(21,025)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund II

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,205,033	9,556,394	1,585,697	16,089,431
Redemptions	(2,904,474)	(24,025,684)	(2,875,860)	(25,149,538)
Net decrease	(1,699,441)	(14,469,290)	(1,290,163)	(9,060,107)
Class B
Subscriptions	9,581	65,844	38,276	341,230
Redemptions	(217,514)	(1,528,227)	(377,670)	(3,162,007)
Net decrease	(207,933)	(1,462,383)	(339,394)	(2,820,777)
Class C
Subscriptions	51,092	361,405	165,308	1,457,640
Redemptions	(106,951)	(762,336)	(163,956)	(1,411,760)
Net increase (decrease)	(55,859)	(400,931)	1,352	45,880
Class Z
Subscriptions	6,693,775	54,630,116	5,454,785	48,504,604
Redemptions	(6,668,451)	(57,061,680)	(7,927,067)	(71,573,886)
Net increase (decrease)	25,324	(2,431,564)	(2,472,282)	(23,069,282)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$5.99		$10.57		$13.79		$17.56		$15.06		$15.04
Income from Investment Operations:
Net investment loss (e)	(0.07)		(0.07)		(0.10)		(0.12)		(0.13)		(0.14)
Net realized and unrealized gain (loss) on investments and written options	2.99		(4.51)		(0.41)		(0.24	)(f)	4.51		0.16
Total from investment operations	2.92		(4.58)		(0.51)		(0.36)		4.38		0.02
Less Distributions to Shareholders:
From net realized gains	—		—		(2.69)		(3.41)		(1.88)		—
From return of capital	—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		(2.71)		(3.41)		(1.88)		—
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$8.92		$5.99		$10.57		$13.79		$17.56		$15.06
Total return (g)(h)	48.91%		(43.33)%		(6.45	)%(i)	(0.03)%		30.90%		0.13%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.36	%(j)	1.27	%(j)	1.20	%(j)(k)	1.23	%(j)	1.24%		1.32%
Interest expense	—	%(l)	—	%(l)	—	%(k)(l)	—		—		—
Net expenses	1.36	%(j)	1.27	%(j)	1.20	%(j)(k)	1.23	%(j)	1.24%		1.32%
Waiver/Reimbursement	0.01%		0.05%		0.04	%(k)	0.03%		0.07	%(m)	0.08	%(m)
Net investment loss	(0.90	)%(j)	(0.80	)%(j)	(0.85	)%(j)(k)	(0.81	)%(j)	(0.84)%		(0.96)%
Portfolio turnover rate	105%		130%		3	%(i)(n)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$119,894		$90,647		$173,675		$207,258		$150,761		$132,400

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$5.31		$9.44		$12.49		$16.21		$14.13		$14.22
Income from Investment Operations:
Net investment loss (e)	(0.12)		(0.13)		(0.13)		(0.21)		(0.24)		(0.24)
Net realized and unrealized gain (loss) on investments and written options	2.65		(4.00)		(0.40)		(0.22	)(f)	4.20		0.15
Total from investment operations	2.53		(4.13)		(0.53)		(0.43)		3.96		(0.09)
Less Distributions to Shareholders:
From net realized gains	—		—		(2.50)		(3.29)		(1.88)		—
From return of capital	—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		(2.52)		(3.29)		(1.88)		—
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$7.85		$5.31		$9.44		$12.49		$16.21		$14.13
Total return (g)(h)	47.83%		(43.75)%		(7.15	)%(i)	(0.69)%		29.92%		(0.63)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.11	%(j)	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%
Interest expense	—	%(l)	—	%(l)	—	%(k)(l)	—		—		—
Net expenses	2.11	%(j)	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%
Waiver/Reimbursement	0.01%		0.05%		0.04	%(k)	0.03%		0.07	%(m)	0.08	%(m)
Net investment loss	(1.66	)%(j)	(1.54	)%(j)	(1.60	)%(j)(k)	(1.58	)%(j)	(1.59)%		(1.73)%
Portfolio turnover rate	105%		130%		3	%(i)(n)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$3,340		$3,362		$9,184		$13,018		$16,229		$16,131

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$5.44		$9.67		$12.74		$16.47		$14.33		$14.42
Income from Investment Operations:
Net investment loss (e)	(0.12)		(0.13)		(0.17)		(0.21)		(0.24)		(0.24)
Net realized and unrealized gain (loss) on investments and written options	2.71		(4.10)		(0.38)		(0.23	)(f)	4.26		0.15
Total from investment operations	2.59		(4.23)		(0.55)		(0.44)		4.02		(0.09)
Less Distributions to Shareholders:
From net realized gains	—		—		(2.50)		(3.29)		(1.88)		—
From return of capital	—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		(2.52)		(3.29)		(1.88)		—
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$8.04		$5.44		$9.67		$12.74		$16.47		$14.33
Total return (g)(h)	47.79%		(43.74)%		(7.17	)%(i)	(0.74)%		29.93%		(0.62)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.11	%(j)	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%
Interest expense	—	%(l)	—	%(l)	—	%(k)(l)	—		—		—
Net expenses	2.11	%(j)	2.02	%(j)	1.95	%(j)(k)	1.98	%(j)	1.99%		2.07%
Waiver/Reimbursement	0.01%		0.05%		0.04	%(k)	0.03%		0.07	%(m)	0.08	%(m)
Net investment loss	(1.66	)%(j)	(1.55	)%(j)	(1.60	)%(j)(k)	(1.57	)%(j)	(1.59)%		(1.73)%
Portfolio turnover rate	105%		130%		3	%(i)(n)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$2,629		$2,081		$3,689		$4,998		$4,452		$3,651

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$6.25		$11.01		$14.30		$18.06		$15.40		$15.35
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.05)		(0.07)		(0.08)		(0.10)		(0.11)
Net realized and unrealized gain (loss) on investments and written options	3.14		(4.71)		(0.44)		(0.23	)(f)	4.64		0.16
Total from investment operations	3.08		(4.76)		(0.51)		(0.31)		4.54		0.05
Less Distributions to Shareholders:
From net realized gains	—		—		(2.76)		(3.45)		(1.88)		—
From return of capital	—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		(2.78)		(3.45)		(1.88)		—
Increase from regulatory settlements	0.01		—		—		—		—		—
Net Asset Value, End of Period	$9.34		$6.25		$11.01		$14.30		$18.06		$15.40
Total return (g)(h)	49.44%		(43.23)%		(6.31	)%(i)	0.33%		31.26%		0.33%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.11	%(j)	1.02	%(j)	0.95	%(j)(k)	0.98	%(j)	0.99%		1.07%
Interest expense	—	%(l)	—	%(l)	—	%(k)(l)	—		—		—
Net expenses	1.11	%(j)	1.02	%(j)	0.95	%(j)(k)	0.98	%(j)	0.99%		1.07%
Waiver/Reimbursement	0.01%		0.05%		0.04	%(k)	0.03%		0.07	%(m)	0.08	%(m)
Net investment loss	(0.65	)%(j)	(0.54	)%(j)	(0.59	)%(j)(k)	(0.56	)%(j)	(0.59)%		(0.73)%
Portfolio turnover rate	105%		130%		3	%(i)(n)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$214,574		$143,511		$279,900		$378,164		$308,930		$360,975

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Small Cap Growth Fund II

February 28, 2010

Note 1. Organization

Columbia Small Cap Growth Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted

20

Columbia Small Cap Growth Fund II, February 28, 2010

prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and

21

Columbia Small Cap Growth Fund II, February 28, 2010

warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$2,511,912	$(331,302)	$(2,180,610)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

February 28,
Distributions paid from:	2010	2009
Ordinary Income*	—	—
Long-Term Capital Gains	—	—
Tax Return of Capital	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$29,906,268

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$52,370,388
Unrealized depreciation	(22,464,120)
Net unrealized appreciation	$29,906,268

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$60,634,568
2018	69,882,820
$130,517,388

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October capital losses of $3,180,680 attributed to security transactions were deferred to March 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax

22

Columbia Small Cap Growth Fund II, February 28, 2010

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.117% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services

23

Columbia Small Cap Growth Fund II, February 28, 2010

Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $3,046 on sales of the Fund's Class A shares and received net CDSC fees of $1,948 and $551 on Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred

24

Columbia Small Cap Growth Fund II, February 28, 2010

pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Expense Limits and Fee Waivers

Effective July 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.10% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to July 1, 2009, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 1.15% of the Fund's average daily net assets.

Columbia is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. At February 28, 2010, no amounts were potentially recoverable from the Fund pursuant to this arrangement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fee" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $7,223.

25

Columbia Small Cap Growth Fund II, February 28, 2010

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses by $7 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $332,716,001 and $350,791,665, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $543,481 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $7,100,000 at a weighted average interest rate of 1.00%.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the year ended February 28, 2010, the Fund did not participate in the securities lending program.

Note 10. Shares of Beneficial Interest

As of February 28, 2010, 37.9% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

26

Columbia Small Cap Growth Fund II, February 28, 2010

Note 11. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to

33

attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or

34

performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

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Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe. Columbia Small Cap Growth Fund II was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated

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in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

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(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information

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from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For

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certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider

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separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor

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(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Small Cap Growth Fund II was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

45

include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

46

breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

47

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

48

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
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Permit NO. 20

Columbia Management®

Columbia Small Cap Growth Fund II

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/35025-0210 (04/10) 10-B2Z0S0

Columbia Management®

Annual Report

February 28, 2010

Columbia Large Cap Core Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Board Consideration and Re-Approval of Current Investment Advisory Agreement	35

Board Consideration and Approval of Proposed Investment Advisory Agreement	39

Summary of Management Fee Evaluation by Independent Fee Consultant	46

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Past performance is no guarantee of future results.

Fund Profile – Columbia Large Cap Core Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.99% without sales charge.

■  The fund underperformed both the S&P 500 Index1 and the average fund in its peer group, the Lipper Large-Cap Core Funds Classification.2

■  While the fund achieved strong double-digit results for the period, its conservative positioning and emphasis on quality held it back relative to the index and peers in an environment in which speculative names responded more favorably.

Portfolio Management

Peter Santoro, lead manager since March 2008, has co-managed the fund since July 2004 and has been associated with the advisor or its predecessors since 2003.

Craig Leopold has co-managed the fund since July 2004 and has been associated with the advisor or its predecessors since 2003.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+45.99%

Class A shares (without sales charge)

+53.62%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Large Cap Core Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to monthly six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions, a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks

*Source: U.S. Bureau of Labor Statistics

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Large Cap Core Fund

outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.15
Class B	1.90
Class C	1.90
Class Z	0.90

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	8,257	7,784
Class B	7,641	7,641
Class C	7,641	7,641
Class Z	8,429	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	08/02/99		08/02/99		08/02/99		10/02/98
Sales charge	without	with	without	with	without	with	without
1-year	45.99	37.51	44.74	39.74	44.93	43.93	46.30
5-year	1.01	–0.18	0.25	–0.13	0.25	0.25	1.27
10-year	–1.90	–2.47	–2.65	–2.65	–2.65	–2.65	–1.69

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	43.68	35.46	42.73	37.73	42.73	41.73	44.04
5-year	2.55	1.34	1.77	1.40	1.79	1.79	2.80
10-year	–2.03	–2.61	–2.78	–2.78	–2.78	–2.78	–1.84

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Large Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.50	1,019.04	5.95	5.81	1.16
Class B	1,000.00	1,000.00	1,064.80	1,015.32	9.78	9.54	1.91
Class C	1,000.00	1,000.00	1,065.80	1,015.32	9.78	9.54	1.91
Class Z	1,000.00	1,000.00	1,071.60	1,020.28	4.67	4.56	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	11.48
Class B	11.11
Class C	11.11
Class Z	11.45

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.12
Class B	0.04
Class C	0.04
Class Z	0.14

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.99% without sales charge. The fund underperformed its benchmark, the S&P 500 Index, which returned 53.62%, and the average return of its peer group, the Lipper Large-Cap Core Funds Classification, which was 51.96%. The stock market rally that characterized most of the period drove strong results for the fund and its benchmark. However, the fund's emphasis on companies with solid balance sheets and good prospects for free cash flow generation hurt performance relative to the benchmark in an environment that favored companies with weaker balance sheets, which rallied strongly as the likelihood of bankruptcies decreased. The fund's focus on companies in sectors that historically have done well early in the economic cycle and on companies that could benefit from the recovery of emerging economies worked in its favor, as did a contrarian position in managed health care companies.

Economic recovery, emerging markets and energy themes helped drive results

Several of the fund's technology holdings were among early beneficiaries of positive economic news, including Hewlett-Packard, Microsoft, Apple and Google (2.1%, 1.8%, 1.8% and 2.0% of net assets, respectively). In light of a potentially muted domestic economic recovery, we sought out companies with exposure to emerging markets, which may have greater growth prospects. Among holdings that benefited from an uptick in demand from emerging economies were iron ore distributor Rio Tinto, cosmetics purveyor Avon Products (0.8% and 0.7% of net assets, respectively) and AES, an international generator and distributor of electricity. All three turned in strong results on fast-growing demand from overseas, and we subsequently sold the AES position.

An emphasis on oil and natural gas exploration and production companies also aided returns. Apache and Occidental Petroleum (1.2% and 2.1% of net assets, respectively) were among the names that benefited from rising energy prices. Both continued to develop their pipelines with discoveries of new oil and gas reserves. Although the debate on national health care put pressure on insurance companies, we built a position in managed care companies, including CIGNA, Humana and UnitedHealth Group (0.6%, 0.5% and 0.4%, respectively). Their share prices did not, in our opinion, reflect substantial future cash flow prospects, and we were rewarded when prices edged upwards.

Disappointments in financials, industrials and consumer discretionary sectors

In a market that seemed to assume that the worst was over for the economy and rewarded hope for the future, many of the companies that had performed well in 2008 did not retain that momentum throughout 2009. Thus, our cautious approach to the cyclical rally detracted from performance during the period, as we continued to emphasize companies with financial strength and defensive characteristics. As a result, the fund's holdings in the financials, industrials, and consumer discretionary sectors failed to keep up with the benchmark, which included more speculative names in these sectors. We focused on bank stocks, such as Fifth Third, U.S. Bancorp, JPMorgan Chase and PNC Financial Services Group (0.4%, 0.8%, 3.1% and 1.1% of net assets, respectively), as the segment within financials that was most likely to succeed as the

6

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund risk of insolvency declined. They did well during the period, but more speculative issuers did even better. While holdings with absolute negative results were few, department store J.C. Penney reported disappointing same store sales, and shares of education firm Apollo Group (0.4% of net assets) declined amidst concerns regarding an SEC inquiry into the company's revenue recognition practices. We sold J.C. Penney.

Positioned for improving economy

We remain focused on high-quality companies with strong balance sheets that we believe are well positioned relative to their respective industries. By drawing on three independent research sources—fundamental research, quantitative models and the input of our portfolio management team—and by employing a disciplined valuation process, we are seeking companies that are positioned to capitalize as the economic recovery continues.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 sectors

as of 02/28/10 (%)

Information Technology	19.1
Financials	16.0
Health Care	12.0
Energy	11.5
Industrials	11.2

Top 10 holdings

as of 02/28/10 (%)

JPMorgan Chase	3.1
Procter & Gamble	2.6
Goldman Sachs Group	2.5
International Business Machines	2.4
General Electric	2.1
Occidental Petroleum	2.1
Hewlett-Packard	2.0
Philip Morris International	2.0
Exxon Mobil	2.0
Google	1.9
Apple	1.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Large Cap Core Fund

February 28, 2010

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 10.8%
Auto Components – 0.3%
BorgWarner, Inc. (a)	87,930	3,293,858
Auto Components Total		3,293,858
Automobiles – 0.4%
Ford Motor Co. (a)	398,520	4,678,625
Automobiles Total		4,678,625
Diversified Consumer Services – 0.4%
Apollo Group, Inc., Class A (a)	68,120	4,079,025
Diversified Consumer Services Total		4,079,025
Hotels, Restaurants & Leisure – 1.1%
Carnival Corp.	159,020	5,718,359
Starbucks Corp. (a)	294,750	6,752,723
Hotels, Restaurants & Leisure Total		12,471,082
Internet & Catalog Retail – 0.8%
Amazon.com, Inc. (a)	73,020	8,645,568
Internet & Catalog Retail Total		8,645,568
Media – 3.4%
DIRECTV, Class A (a)	149,210	5,050,758
DISH Network Corp., Class A (a)	250,970	5,011,871
Gannett Co., Inc.	362,420	5,490,663
News Corp., Class A	841,810	11,255,000
Viacom, Inc., Class B (a)	383,012	11,356,306
Media Total		38,164,598
Multiline Retail – 1.5%
Nordstrom, Inc.	108,200	3,996,908
Target Corp.	260,550	13,423,536
Multiline Retail Total		17,420,444
Specialty Retail – 2.4%
Lowe's Companies, Inc.	705,060	16,716,972
Ross Stores, Inc.	146,990	7,189,281
TJX Companies, Inc.	69,100	2,876,633
Specialty Retail Total		26,782,886
Textiles, Apparel & Luxury Goods – 0.5%
Hanesbrands, Inc. (a)	219,570	5,693,450
Textiles, Apparel & Luxury Goods Total		5,693,450
Consumer Discretionary Total		121,229,536
Consumer Staples – 10.2%
Beverages – 1.0%
PepsiCo, Inc.	187,700	11,725,619
Beverages Total		11,725,619

	Shares	Value ($)
Food & Staples Retailing – 1.1%
CVS Caremark Corp.	162,790	5,494,163
Wal-Mart Stores, Inc.	128,210	6,932,315
Food & Staples Retailing Total		12,426,478
Food Products – 1.3%
General Mills, Inc.	113,690	8,186,817
Mead Johnson Nutrition Co., Class A	123,180	5,826,414
Food Products Total		14,013,231
Household Products – 3.7%
Clorox Co.	191,630	11,748,836
Procter & Gamble Co.	467,461	29,580,932
Household Products Total		41,329,768
Personal Products – 0.7%
Avon Products, Inc.	273,948	8,338,977
Personal Products Total		8,338,977
Tobacco – 2.4%
Lorillard, Inc.	58,560	4,277,222
Philip Morris International, Inc.	456,752	22,371,713
Tobacco Total		26,648,935
Consumer Staples Total		114,483,008
Energy – 11.5%
Energy Equipment & Services – 2.1%
Baker Hughes, Inc.	172,520	8,267,158
Noble Corp. (a)	215,240	9,096,042
Transocean Ltd. (a)	85,364	6,813,755
Energy Equipment & Services Total		24,176,955
Oil, Gas & Consumable Fuels – 9.4%
Alpha Natural Resources, Inc. (a)	61,580	2,833,296
Apache Corp.	129,952	13,468,225
Cabot Oil & Gas Corp.	111,670	4,482,434
Chevron Corp.	267,887	19,368,230
Continental Resources, Inc. (a)	112,850	4,455,318
EOG Resources, Inc.	92,100	8,662,005
Exxon Mobil Corp.	340,070	22,104,550
Occidental Petroleum Corp.	290,660	23,209,201
Peabody Energy Corp.	75,730	3,481,308
Southwestern Energy Co. (a)	86,680	3,688,234
Oil, Gas & Consumable Fuels Total		105,752,801
Energy Total		129,929,756
Financials – 16.0%
Capital Markets – 5.4%
Franklin Resources, Inc.	95,370	9,701,036
Goldman Sachs Group, Inc.	178,800	27,955,380

See Accompanying Notes to Financial Statements.

8

Columbia Large Cap Core Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Morgan Stanley	160,520	4,523,454
Raymond James Financial, Inc.	170,270	4,403,182
State Street Corp.	62,170	2,792,055
T. Rowe Price Group, Inc.	224,600	11,384,974
Capital Markets Total		60,760,081
Commercial Banks – 3.3%
Fifth Third Bancorp.	366,780	4,478,384
PNC Financial Services Group, Inc.	234,359	12,599,140
U.S. Bancorp	353,510	8,699,881
Wells Fargo & Co.	406,406	11,111,140
Commercial Banks Total		36,888,545
Consumer Finance – 1.9%
American Express Co.	370,390	14,145,194
Discover Financial Services	541,303	7,388,786
Consumer Finance Total		21,533,980
Diversified Financial Services – 3.1%
JPMorgan Chase & Co.	840,450	35,273,686
Diversified Financial Services Total		35,273,686
Insurance – 2.3%
Axis Capital Holdings Ltd.	102,246	3,215,637
Prudential Financial, Inc.	152,720	8,004,055
Unum Group	367,930	7,656,623
XL Capital Ltd., Class A	387,410	7,077,981
Insurance Total		25,954,296
Financials Total		180,410,588
Health Care – 12.0%
Biotechnology – 1.7%
Gilead Sciences, Inc. (a)	313,474	14,924,497
Vertex Pharmaceuticals, Inc. (a)	98,790	4,011,862
Biotechnology Total		18,936,359
Health Care Equipment & Supplies – 1.9%
Baxter International, Inc.	145,620	8,290,146
CareFusion Corp. (a)	238,270	6,013,935
St. Jude Medical, Inc. (a)	190,800	7,292,376
Health Care Equipment & Supplies Total		21,596,457
Health Care Providers & Services – 3.2%
AmerisourceBergen Corp.	368,760	10,340,031
Cardinal Health, Inc.	83,490	2,836,155
CIGNA Corp.	190,690	6,533,039
Humana, Inc. (a)	109,960	5,204,407
Medco Health Solutions, Inc. (a)	110,560	6,991,815
UnitedHealth Group, Inc.	139,120	4,710,603
Health Care Providers & Services Total		36,616,050

	Shares	Value ($)
Life Sciences Tools & Services – 0.7%
Millipore Corp. (a)	25,660	2,422,561
Thermo Fisher Scientific, Inc. (a)	118,590	5,783,634
Life Sciences Tools & Services Total		8,206,195
Pharmaceuticals – 4.5%
Abbott Laboratories	364,060	19,761,177
Merck & Co., Inc.	403,620	14,885,505
Mylan, Inc. (a)	219,420	4,682,423
Pfizer, Inc.	622,580	10,926,279
Pharmaceuticals Total		50,255,384
Health Care Total		135,610,445
Industrials – 11.2%
Aerospace & Defense – 2.6%
General Dynamics Corp.	103,180	7,485,709
Honeywell International, Inc.	141,000	5,662,560
United Technologies Corp.	233,473	16,027,921
Aerospace & Defense Total		29,176,190
Air Freight & Logistics – 1.2%
United Parcel Service, Inc., Class B	243,580	14,307,889
Air Freight & Logistics Total		14,307,889
Building Products – 0.4%
Masco Corp.	313,740	4,194,704
Building Products Total		4,194,704
Electrical Equipment – 0.6%
Cooper Industries PLC, Class A	144,380	6,549,077
Electrical Equipment Total		6,549,077
Industrial Conglomerates – 2.9%
General Electric Co.	1,496,827	24,039,042
Tyco International Ltd.	232,910	8,398,734
Industrial Conglomerates Total		32,437,776
Machinery – 3.5%
Dover Corp.	173,790	7,865,735
Flowserve Corp.	52,730	5,277,746
Illinois Tool Works, Inc.	240,640	10,953,933
Joy Global, Inc.	85,020	4,319,016
Parker Hannifin Corp.	178,518	10,766,421
Machinery Total		39,182,851
Industrials Total		125,848,487
Information Technology – 19.1%
Communications Equipment – 2.5%
Brocade Communications Systems, Inc. (a)	595,660	3,466,741
Cisco Systems, Inc. (a)	479,930	11,676,697

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Core Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
CommScope, Inc. (a)	121,050	3,085,564
QUALCOMM, Inc.	261,030	9,577,191
Communications Equipment Total		27,806,193
Computers & Peripherals – 7.8%
Apple, Inc. (a)	100,446	20,553,261
EMC Corp. (a)	597,111	10,443,471
Hewlett-Packard Co.	453,897	23,053,429
International Business Machines Corp.	215,412	27,391,790
Teradata Corp. (a)	214,390	6,536,751
Computers & Peripherals Total		87,978,702
Internet Software & Services – 3.3%
Akamai Technologies, Inc. (a)	179,510	4,721,113
eBay, Inc. (a)	456,490	10,508,400
Google, Inc., Class A (a)	41,571	21,899,603
Internet Software & Services Total		37,129,116
IT Services – 1.3%
MasterCard, Inc., Class A	40,400	9,064,548
Western Union Co.	358,130	5,651,291
IT Services Total		14,715,839
Semiconductors & Semiconductor Equipment – 2.1%
Lam Research Corp. (a)	121,280	4,112,605
Novellus Systems, Inc. (a)	375,090	8,296,991
Texas Instruments, Inc.	460,120	11,217,725
Semiconductors & Semiconductor Equipment Total		23,627,321
Software – 2.1%
Microsoft Corp.	706,789	20,256,573
Nuance Communications, Inc. (a)	224,300	3,227,677
Software Total		23,484,250
Information Technology Total		214,741,421
Materials – 3.6%
Chemicals – 1.0%
Celanese Corp., Series A	243,270	7,587,591
PPG Industries, Inc.	64,700	3,981,638
Chemicals Total		11,569,229
Containers & Packaging – 1.0%
Owens-Illinois, Inc. (a)	218,910	6,488,492
Packaging Corp. of America	202,430	4,817,834
Containers & Packaging Total		11,306,326
Metals & Mining – 1.2%
Rio Tinto PLC, ADR	41,000	8,519,800
Steel Dynamics, Inc.	272,820	4,455,151
Metals & Mining Total		12,974,951

	Shares	Value ($)
Paper & Forest Products – 0.4%
International Paper Co.	183,830	4,259,341
Paper & Forest Products Total		4,259,341
Materials Total		40,109,847
Telecommunication Services – 3.1%
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	325,392	8,072,976
Verizon Communications, Inc.	492,628	14,251,728
Diversified Telecommunication Services Total		22,324,704
Wireless Telecommunication Services – 1.1%
Millicom International Cellular SA	59,490	5,041,183
NII Holdings, Inc. (a)	134,520	5,033,738
Sprint Nextel Corp. (a)	829,600	2,762,568
Wireless Telecommunication Services Total		12,837,489
Telecommunication Services Total		35,162,193
Utilities – 1.9%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	77,214	2,595,935
Electric Utilities Total		2,595,935
Gas Utilities – 0.4%
Questar Corp.	104,740	4,398,033
Gas Utilities Total		4,398,033
Multi-Utilities – 1.3%
PG&E Corp.	160,650	6,734,448
Public Service Enterprise Group, Inc.	273,380	8,124,853
Multi-Utilities Total		14,859,301
Utilities Total		21,853,269
Total Common Stocks (cost of $1,001,094,954)		1,119,378,550

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Core Fund

February 28, 2010

Short-Term Obligation – 0.1%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 03/30/10, market value $691,850 (repurchase proceeds $674,003)	674,000	674,000
Total Short-Term Obligation (cost of $674,000)		674,000
Total Investments – 99.5% (cost of $1,001,768,954) (b)		1,120,052,550
Other Assets & Liabilities, Net – 0.5%		5,384,850
Net Assets – 100.0%		1,125,437,400

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,005,944,507.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,119,378,550	$—	$—	$1,119,378,550
Total Short-Term Obligation	—	674,000	—	674,000
Total Investments	$1,119,378,550	$674,000	$—	$1,120,052,550

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the year ended February 28, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2009	1,620	$94,079
Options written	5,635	369,038
Options terminated in closing purchase transactions	—	—
Options exercised	(2,240)	(238,575)
Options expired	(5,015)	(224,542)
Options outstanding at February 28, 2010	—	$—

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	19.1
Financials	16.0
Health Care	12.0
Energy	11.5
Industrials	11.2
Consumer Discretionary	10.8
Consumer Staples	10.2
Materials	3.6
Telecommunication Services	3.1
Utilities	1.9
99.4
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	0.5
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Large Cap Core Fund

February 28, 2010

		($)
Assets	Investments, at identified cost	1,001,768,954
	Investments, at value	1,120,052,550
	Cash	233
	Receivable for:
	Investments sold	13,501,493
	Fund shares sold	3,360,959
	Dividends	1,923,727
	Interest	3
	Foreign tax reclaims	8,735
	Prepaid expenses	12,724
	Other assets	7,232
	Total Assets	1,138,867,656
Liabilities	Payable for:
	Investments purchased	10,066,874
	Fund shares repurchased	2,381,664
	Investment advisory fee	483,625
	Administration fee	133,429
	Pricing and bookkeeping fees	12,485
	Transfer agent fee	159,282
	Trustees' fees	72,202
	Custody fee	5,133
	Distribution and service fees	28,970
	Chief compliance officer expenses	125
	Other liabilities	86,467
	Total Liabilities	13,430,256
	Net Assets	1,125,437,400
Net Assets Consist of	Paid-in capital	1,243,176,009
	Undistributed net investment income	1,541,914
	Accumulated net realized loss	(237,563,554)
	Net unrealized appreciation (depreciation) on:
	Investments	118,283,596
	Foreign currency translations	(565)
	Net Assets	1,125,437,400
Class A	Net assets	$131,651,692
	Shares outstanding	11,465,618
	Net asset value per share	$11.48	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$12.18	(b)
Class B	Net assets	$2,696,448
	Shares outstanding	242,636
	Net asset value and offering price per share	$11.11	(a)
Class C	Net assets	$2,448,888
	Shares outstanding	220,401
	Net asset value and offering price per share	$11.11	(a)
Class Z	Net assets	$988,640,372
	Shares outstanding	86,372,094
	Net asset value, offering and redemption price per share	$11.45

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Large Cap Core Fund

For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	20,581,257
	Interest	5,173
	Foreign taxes withheld	(25,349)
	Total Investment Income	20,561,081
Expenses	Investment advisory fee	5,991,679
	Administration fee	1,646,222
	Distribution fee:
	Class B	25,822
	Class C	16,769
	Service fee:
	Class B	8,610
	Class C	5,586
	Distribution and service fees:
	Class A	308,472
	Transfer agent fee	1,586,435
	Pricing and bookkeeping fees	144,815
	Trustees' fees	47,384
	Custody fee	30,378
	Chief compliance officer expenses	906
	Other expenses	288,049
	Expenses before interest expense	10,101,127
	Interest expense	784
	Total Expenses	10,101,911
	Fees waived by transfer agent	(8,824)
	Expense reductions	(3)
	Net Expenses	10,093,084
	Net Investment Income	10,467,997
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options	Net realized gain on:
	Investments	80,687,171
	Foreign currency transactions	19,828
	Written options	224,542
	Net realized gain	80,931,541
	Net change in unrealized appreciation (depreciation) on:
	Investments	280,953,320
	Foreign currency translations	273
	Written options	(36,879)
	Net change in unrealized appreciation (depreciation)	280,916,714
	Net Gain	361,848,255
	Net Increase Resulting from Operations	372,316,252

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Large Cap Core Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	10,467,997	16,249,352
	Net realized gain (loss) on investments, foreign currency transactions and written options	80,931,541	(322,388,321)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	280,916,714	(264,474,588)
	Net increase (decrease) resulting from operations	372,316,252	(570,613,557)
Distributions to Shareholders	From net investment income:
	Class A	(1,371,241)	(1,116,833)
	Class B	(15,727)	(6,962)
	Class C	(9,344)	(2,486)
	Class Z	(12,467,626)	(13,375,007)
	From net realized gains:
	Class A	—	(3,135,999)
	Class B	—	(178,970)
	Class C	—	(38,993)
	Class Z	—	(23,631,658)
	Total Distributions to Shareholders	(13,863,938)	(41,486,908)
	Net Capital Stock Transactions	(46,012,562)	(48,603,594)
	Increase from regulatory settlements	120,276	—
	Total increase (decrease) in net assets	312,560,028	(660,704,059)
Net Assets	Beginning of period	812,877,372	1,473,581,431
	End of period	1,125,437,400	812,877,372
	Undistributed net investment income at end of period	1,541,914	4,797,751

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Large Cap
Core Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,222,912	12,608,001	1,289,189	14,602,665
Distributions reinvested	122,487	1,308,058	336,825	4,066,822
Redemptions	(1,914,941)	(19,942,435)	(2,220,014)	(25,294,199)
Net decrease	(569,542)	(6,026,376)	(594,000)	(6,624,712)
Class B
Subscriptions	69,296	609,730	50,979	507,280
Distributions reinvested	1,543	14,711	13,297	171,564
Redemptions	(256,473)	(2,550,851)	(637,074)	(7,542,554)
Net decrease	(185,634)	(1,926,410)	(572,798)	(6,863,710)
Class C
Subscriptions	57,843	551,312	87,290	813,728
Distributions reinvested	895	8,580	2,756	35,150
Redemptions	(40,782)	(409,555)	(51,475)	(566,462)
Net increase	17,956	150,337	38,571	282,416
Class Z
Subscriptions	14,909,900	151,975,066	16,804,269	180,656,299
Distributions reinvested	370,569	3,986,667	1,345,926	16,804,649
Redemptions	(18,769,876)	(194,171,846)	(22,430,533)	(232,858,536)
Net decrease	(3,489,407)	(38,210,113)	(4,280,338)	(35,397,588)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$7.95		$13.66		$14.86		$13.35		$12.00		$11.55
Income from Investment Operations:
Net investment income (e)	0.08		0.13		0.11		0.14		0.11		0.10
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.57		(5.49)		(0.41)		1.46		1.35		0.45	(f)
Total from investment operations	3.65		(5.36)		(0.30)		1.60		1.46		0.55
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.10)		(0.14)		(0.09)		(0.11)		(0.10)
From net realized gains	—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	(0.12)		(0.35)		(0.90)		(0.09)		(0.11)		(0.10)
Increase from regulatory settlements	—	(g)	—		—		—		—		—
Net Asset Value, End of Period	$11.48		$7.95		$13.66		$14.86		$13.35		$12.00
Total return (h)	45.99	%(i)	(40.12	)%(i)	(2.69	)%(j)	12.00%		12.19	%(i)	4.71	%(i)(k)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.18	%(l)	1.15	%(l)	1.07	%(l)(m)	1.05	%(l)	1.03%		1.12	%(n)
Interest expense	—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—	%(o)
Net expenses	1.18	%(l)	1.15	%(l)	1.07	%(l)(m)	1.05	%(l)	1.03%		1.12	%(n)
Waiver/Reimbursement	—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income	0.78	%(l)	1.10	%(l)	0.81	%(l)(m)	0.98	%(l)	0.86%		0.89%
Portfolio turnover rate	165%		156%		—	%(j)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		98	%(j)	148%		106%		122%
Net assets, end of period (000s)	$131,652		$95,714		$172,569		$194,203		$201,359		$213,513

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$7.71		$13.23		$14.39		$12.95		$11.65		$11.21
Income from Investment Operations:
Net investment income (e)	—	(f)	0.03		—	(f)	0.03		0.01		0.02
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.44		(5.28)		(0.40)		1.41		1.31		0.42	(g)
Total from investment operations	3.44		(5.25)		(0.40)		1.44		1.32		0.44
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.02)		—	(f)	—		(0.02)		—	(f)
From net realized gains	—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	(0.04)		(0.27)		(0.76)		—		(0.02)		—	(f)
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$11.11		$7.71		$13.23		$14.39		$12.95		$11.65
Total return (h)	44.74	%(i)	(40.51	)%(i)	(3.34	)%(j)	11.12%		11.33	%(i)	3.93	%(i)(k)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Interest expense	—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—	%(o)
Net expenses	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Waiver/Reimbursement	—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income	0.04	%(l)	0.28	%(l)	0.03	%(l)(m)	0.21	%(l)	0.11%		0.14%
Portfolio turnover rate	165%		156%		—	%(j)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		98	%(j)	148%		106%		122%
Net assets, end of period (000s)	$2,696		$3,300		$13,247		$25,523		$31,542		$37,140

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$7.70		$13.23		$14.39		$12.94		$11.64		$11.21
Income from Investment Operations:
Net investment income (e)	—	(f)	0.04		0.01		0.03		0.01		0.02
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.45		(5.30)		(0.41)		1.42		1.31		0.42	(g)
Total from investment operations	3.45		(5.26)		(0.40)		1.45		1.32		0.44
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.02)		—	(f)	—		(0.02)		(0.01)
From net realized gains	—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	(0.04)		(0.27)		(0.76)		—		(0.02)		(0.01)
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$11.11		$7.70		$13.23		$14.39		$12.94		$11.64
Total return (h)	44.93	%(i)	(40.58	)%(i)	(3.34	)%(j)	11.21%		11.34	%(i)	3.91	%(i)(k)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Interest expense	—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—	%(o)
Net expenses	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Waiver/Reimbursement	—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income	0.03	%(l)	0.39	%(l)	0.04	%(l)(m)	0.21	%(l)	0.11%		0.14%
Portfolio turnover rate	165%		156%		—	%(j)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		98	%(j)	148%		106%		122%
Net assets, end of period (000s)	$2,449		$1,559		$2,168		$11,413		$14,026		$14,899

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$7.93		$13.66		$14.88		$13.39		$12.03		$11.58
Income from Investment Operations:
Net investment income (e)	0.11		0.16		0.15		0.17		0.14		0.13
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.55		(5.48)		(0.41)		1.47		1.36		0.45	(f)
Total from investment operations	3.66		(5.32)		(0.26)		1.64		1.50		0.58
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.16)		(0.20)		(0.15)		(0.14)		(0.13)
From net realized gains	—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	(0.14)		(0.41)		(0.96)		(0.15)		(0.14)		(0.13)
Increase from regulatory settlements	—	(g)	—		—		—		—		—
Net Asset Value, End of Period	$11.45		$7.93		$13.66		$14.88		$13.39		$12.03
Total return (h)	46.30	%(i)	(39.95	)%(i)	(2.43	)%(j)	12.28%		12.50	%(i)	4.98	%(i)(k)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.93	%(l)	0.90	%(l)	0.82	%(l)(m)	0.80	%(l)	0.78%		0.87	%(n)
Interest expense	—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—
Net expenses	0.93	%(l)	0.90	%(l)	0.82	%(l)(m)	0.80	%(l)	0.78%		0.87	%(n)
Waiver/Reimbursement	—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income	1.03	%(l)	1.35	%(l)	1.06	%(l)(m)	1.23	%(l)	1.11%		1.14%
Portfolio turnover rate	165%		156%		—	%(j)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		98	%(j)	148%		106%		122%
Net assets, end of period (000s)	$988,640		$712,304		$1,285,598		$1,466,653		$1,347,623		$1,187,622

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Large Cap Core Fund

February 28, 2010

Note 1. Organization

Columbia Large Cap Core Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes

20

Columbia Large Cap Core Fund, February 28, 2010

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

21

Columbia Large Cap Core Fund, February 28, 2010

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$140,104	$(19,828)	$(120,276)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

22

Columbia Large Cap Core Fund, February 28, 2010

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from:	2010	2009
Ordinary Income*	$13,863,938	$14,545,809
Long-Term Capital Gains	—	26,941,099

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,541,914	$—	$114,108,043

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$134,960,227
Unrealized depreciation	(20,852,184)
Net unrealized appreciation	$114,108,043

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$112,956,820
2018	120,431,181
$233,388,001

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
$1.5 billion to $3 billion	0.45%
$3 billion to $6 billion	0.43%
Over $6 billion	0.41%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.57% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the

23

Columbia Large Cap Core Fund, February 28, 2010

Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

24

Columbia Large Cap Core Fund, February 28, 2010

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $6,503 on sales of the Fund's Class A shares and received net CDSC fees of $3,239 and $203 on Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.00% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any

25

Columbia Large Cap Core Fund, February 28, 2010

payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $57,020.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses by $3 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Options—The Fund had written covered call options to decrease the Fund's exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2010, the Fund entered into 5,635 written option contracts. The Fund did not have any open written option contracts at the end of the year.

26

Columbia Large Cap Core Fund, February 28, 2010

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 28, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
Written Call Options	Equity Risk	$224,542	$(36,879)

Note 7. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,698,702,274 and $1,747,729,492, respectively.

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $120,276 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,666,667 at a weighted average interest rate of 1.03%.

Note 10. Shares of Beneficial Interest

As of February 28, 2010, 62.6% of the Fund's shares outstanding were beneficially owned by three participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New

27

Columbia Large Cap Core Fund, February 28, 2010

York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

29

Federal Income Tax Information (Unaudited)

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior

35

management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were

36

implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance

The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

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The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe. Columbia Large Cap Core Fund was not highlighted as a review fund.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated

39

in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual

40

Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any

41

such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and

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three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to

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approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/ rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor

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(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Large Cap Core Fund was not highlighted as a review fund.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or

47

low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the

48

subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible,

49

CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds

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included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Large Cap Core Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/35202-0210 (04/10) 10-K0E4K0

Columbia Management®

Annual Report

February 28, 2010

Columbia Marsico Growth Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements	34

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements	38

Summary of Management Fee Evaluation by Independent Fee Consultant	45

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Past performance is no guarantee of future results.

Fund Profile – Columbia Marsico Growth Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.09% without sales charge.

■  The fund underperformed its benchmark, the S&P 500 Index1, but performed generally in line with its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Stock selection in the consumer discretionary and information technology sectors detracted from relative performance, while sector positioning was positive for relative returns.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Investment Officer of Marsico Capital Management, LLC ("MCM"), investment sub-advisor to the fund. On February 1, 2010, A. Douglas Rao joined Tom F. Marsico as co-manager of the fund.

Columbia Management Advisors, LLC ("CMA") and MCM are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+49.09%

Class A shares (without sales charges)

+53.62%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Marsico Growth Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to monthly six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions, a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

*Source: U.S. Bureau of Labor Statistics

2

Economic Update (continued) – Columbia Marsico Growth Fund

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class R	1.52
Class Z	1.02

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class R	1.51
Class Z	1.01

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 06/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	7,729	7,286
Class B	7,172	7,172
Class C	7,172	7,172
Class R	7,639	n/a
Class Z	7,928	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	12/31/97		12/31/97		12/31/97		01/23/06	12/31/97
Sales charge	without	with	without	with	without	with	without	without
1-year	49.09	40.51	48.10	43.10	48.00	47.00	48.79	49.55
5-year	–0.57	–1.74	–1.31	–1.70	–1.32	–1.32	–0.80	–0.32
10-year	–2.54	–3.12	–3.27	–3.27	–3.27	–3.27	–2.66	–2.29

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	50.07	41.39	49.01	44.01	48.93	47.93	49.74	50.43
5-year	1.21	0.02	0.46	0.06	0.46	0.46	0.97	1.47
10-year	–1.68	–2.26	–2.41	–2.41	–2.41	–2.41	–1.80	–1.43

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. These returns have not been restated to reflect any differences in expenses between Class A shares and Class R shares. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Marsico Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.80	1,018.55	6.56	6.31	1.26
Class B	1,000.00	1,000.00	1,097.00	1,014.83	10.45	10.04	2.01
Class C	1,000.00	1,000.00	1,096.90	1,014.83	10.45	10.04	2.01
Class R	1,000.00	1,000.00	1,100.10	1,017.31	7.86	7.55	1.51
Class Z	1,000.00	1,000.00	1,102.40	1,019.79	5.26	5.06	1.01

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)
Class A	16.75
Class B	15.38
Class C	15.40
Class R	16.60
Class Z	17.02

Distributions declared per share

03/01/09 – 02/28/10 ($)
Class A	0.08
Class B	0.04
Class C	0.04
Class R	0.05
Class Z	0.12

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.09% without sales charge. The fund's benchmark, the S&P 500 Index, returned 53.62%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification, was 49.40%. Stock selection in the consumer discretionary and information technology sectors detracted from the fund's return relative to its benchmark, while sector positioning made a positive contribution to the fund's relative return.

Underweights benefited returns

The fund eliminated its exposure to utilities and consumer staples and ended the period with very little exposure to telecommunication services, three weak performing sectors in the index. The fund was also underweight relative to the benchmark in energy and health care, which underperformed the index. This sector positioning benefited relative performance.

Mixed results from stock selection

The fund's best performing individual holdings were Apple and Wynn Resorts (5.0% and 1.4% of net assets, respectively). Apple was the fund's largest holding at the end of the period. Both stocks appreciated sharply during the period and had a significant positive impact on returns. Brazil-based oil and natural gas firm Petroleo Brasileiro was a strong performer within the energy sector. We took profits and sold the stock from the portfolio.

Weak consumer spending hurt several fund holdings in the consumer discretionary and information technology sectors. Restaurant operator McDonald's (3.8% of net assets) was a weak performer, and we reduced the fund's stake in the company during the period. Financial transaction processors Visa and MasterCard (each 2.8% of net assets) generated double-digit returns, but lagged the return of the benchmark index. We sold QUALCOMM from the fund during the period as the wireless communications technology firm had disappointing performance. Wells Fargo & Co. (3.4% of net assets), the fourth largest bank in the U.S., also detracted from returns, but we continue to hold the stock. Agricultural materials company Monsanto and aerospace/defense contractor Lockheed Martin also disappointed and were sold from the portfolio.

6

Portfolio Managers' Report (continued) – Columbia Marsico Growth Fund

Summary

We increased the fund's exposure to the financials, information technology and materials sectors during the period and decreased consumer staples, industrials and consumer discretionary holdings. At the end of the period, the fund had no exposure to consumer staples or utilities. At the end of the period, the fund's largest sector allocations were to information technology, financials, consumer discretionary and materials.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more diversified.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 sectors

as of 02/28/10 (%)

Information Technology	24.0
Financials	16.0
Consumer Discretionary	15.4
Materials	12.9
Health Care	10.5

Top 10 holdings

as of 02/28/10 (%)

Apple	5.0
Union Pacific	4.0
Dow Chemical	4.0
McDonald's	3.8
Transocean	3.7
Goldman Sachs	3.7
Abbott Laboratories	3.7
Wells Fargo & Co	3.4
Google	3.3
General Dynamics	3.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico Growth Fund

February 28, 2010

Common Stocks – 95.7%
	Shares	Value ($)
Consumer Discretionary – 15.4%
Automobiles – 0.5%
Ford Motor Co. (a)	1,720,824	20,202,474
Automobiles Total		20,202,474
Hotels, Restaurants & Leisure – 5.3%
McDonald's Corp.	2,222,634	141,915,181
Wynn Resorts Ltd.	834,000	53,017,380
Hotels, Restaurants & Leisure Total		194,932,561
Internet & Catalog Retail – 3.6%
Amazon.com, Inc. (a)	781,363	92,513,379
Priceline.com, Inc. (a)	177,122	40,164,185
Internet & Catalog Retail Total		132,677,564
Media – 0.9%
DIRECTV, Class A (a)	968,493	32,783,488
Media Total		32,783,488
Multiline Retail – 0.7%
Nordstrom, Inc.	741,814	27,402,609
Multiline Retail Total		27,402,609
Specialty Retail – 0.7%
Tiffany & Co.	629,027	27,922,509
Specialty Retail Total		27,922,509
Textiles, Apparel & Luxury Goods – 3.7%
NIKE, Inc., Class B	1,741,257	117,708,973
Polo Ralph Lauren Corp.	237,271	18,965,071
Textiles, Apparel & Luxury Goods Total		136,674,044
Consumer Discretionary Total		572,595,249
Energy – 6.1%
Energy Equipment & Services – 3.7%
Transocean Ltd. (a)	1,723,100	137,537,842
Energy Equipment & Services Total		137,537,842
Oil, Gas & Consumable Fuels – 2.4%
EOG Resources, Inc.	921,074	86,627,010
Oil, Gas & Consumable Fuels Total		86,627,010
Energy Total		224,164,852
Financials – 15.5%
Capital Markets – 3.7%
Goldman Sachs Group, Inc.	872,193	136,367,376
Capital Markets Total		136,367,376
Commercial Banks – 6.8%
PNC Financial Services Group, Inc.	1,037,709	55,787,236
U.S. Bancorp	2,862,917	70,456,387

	Shares	Value ($)
Wells Fargo & Co.	4,618,577	126,271,895
Commercial Banks Total		252,515,518
Consumer Finance – 1.8%
American Express Co.	1,700,142	64,928,423
Consumer Finance Total		64,928,423
Diversified Financial Services – 3.2%
JPMorgan Chase & Co.	2,848,488	119,551,041
Diversified Financial Services Total		119,551,041
Financials Total		573,362,358
Health Care – 10.5%
Biotechnology – 2.1%
Gilead Sciences, Inc. (a)	1,628,987	77,556,071
Biotechnology Total		77,556,071
Pharmaceuticals – 8.4%
Abbott Laboratories	2,495,610	135,461,711
Johnson & Johnson	1,343,241	84,624,183
Merck & Co., Inc.	2,470,996	91,130,332
Pharmaceuticals Total		311,216,226
Health Care Total		388,772,297
Industrials – 8.9%
Aerospace & Defense – 3.3%
General Dynamics Corp.	1,692,444	122,786,812
Aerospace & Defense Total		122,786,812
Road & Rail – 5.6%
Norfolk Southern Corp.	1,149,426	59,114,979
Union Pacific Corp.	2,213,246	149,106,383
Road & Rail Total		208,221,362
Industrials Total		331,008,174
Information Technology – 24.0%
Communications Equipment – 1.8%
Cisco Systems, Inc. (a)	1,634,255	39,761,424
Research In Motion Ltd. (a)	386,339	27,383,709
Communications Equipment Total		67,145,133
Computers & Peripherals – 9.1%
Apple, Inc. (a)	903,071	184,786,388
EMC Corp. (a)	3,094,195	54,117,470
International Business Machines Corp.	768,192	97,683,295
Computers & Peripherals Total		336,587,153
Internet Software & Services – 6.6%
Baidu, Inc., ADR (a)	219,782	113,996,527
Google, Inc., Class A (a)	234,806	123,695,801

See Accompanying Notes to Financial Statements.

8

Columbia Marsico Growth Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Yahoo!, Inc. (a)	543,422	8,319,791
Internet Software & Services Total		246,012,119
IT Services – 5.6%
MasterCard, Inc., Class A	458,176	102,800,949
Visa, Inc., Class A	1,217,019	103,787,381
IT Services Total		206,588,330
Software – 0.9%
Adobe Systems, Inc. (a)	981,863	34,021,553
Software Total		34,021,553
Information Technology Total		890,354,288
Materials – 12.9%
Chemicals – 10.1%
Dow Chemical Co.	5,175,849	146,528,285
Potash Corp. of Saskatchewan, Inc.	489,320	54,050,287
PPG Industries, Inc.	1,028,091	63,268,720
Praxair, Inc.	1,474,861	110,821,056
Chemicals Total		374,668,348
Metals & Mining – 2.8%
BHP Billiton PLC, ADR	1,705,193	105,312,720
Metals & Mining Total		105,312,720
Materials Total		479,981,068
Telecommunication Services – 2.4%
Wireless Telecommunication Services – 2.4%
American Tower Corp., Class A (a)	1,551,432	66,184,089
Crown Castle International Corp. (a)	618,024	23,361,307
Wireless Telecommunication Services Total		89,545,396
Telecommunication Services Total		89,545,396
Total Common Stocks (cost of $2,777,551,462)		3,549,783,682
Preferred Stock – 0.5%
Financials – 0.5%
Commercial Banks – 0.5%
Wells Fargo & Co., Series J, 8.000%	687,425	17,983,038
Commercial Banks Total		17,983,038
Financials Total		17,983,038
Total Preferred Stock (cost of $13,207,874)		17,983,038

	Par ($)	Value ($)
Short-Term Obligation – 3.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations with various maturities to 06/18/12, market value $147,758,422 (repurchase proceeds $144,855,604)	144,855,000	144,855,000
Total Short-Term Obligation (cost of $144,855,000)		144,855,000
Total Investments – 100.1% (cost of $2,935,614,336) (b)		3,712,621,720
Other Assets & Liabilities, Net – (0.1)%		(4,970,775)
Net Assets – 100.0%		3,707,650,945

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,975,083,504.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,549,783,682	$—	$—	$3,549,783,682
Total Preferred Stock	17,983,038	—	—	17,983,038
Total Short-Term Obligation	—	144,855,000	—	144,855,000
Total Investments	$3,567,766,720	$144,855,000	$—	$3,712,621,720

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	24.0
Financials	16.0
Consumer Discretionary	15.4
Materials	12.9
Health Care	10.5
Industrials	8.9
Energy	6.1
Telecommunication Services	2.4
96.2
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Marsico Growth Fund
February 28, 2010

		($)
Assets	Investments, at identified cost	2,935,614,336
	Investments, at value	3,712,621,720
	Cash	539
	Receivable for:
	Fund shares sold	3,244,947
	Dividends	5,205,775
	Interest	603
	Prepaid expenses	43,966
	Total Assets	3,721,117,550
Liabilities	Payable for:
	Fund shares repurchased	8,664,350
	Investment advisory fee	1,799,522
	Administration fee	609,805
	Pricing and bookkeeping fees	12,282
	Transfer agent fee	1,168,658
	Trustees' fees	110,246
	Custody fee	10,661
	Distribution and service fees	648,381
	Chief compliance officer expenses	365
	Other liabilities	442,335
	Total Liabilities	13,466,605
	Net Assets	3,707,650,945
Net Assets Consist of	Paid-in capital	4,208,915,533
	Undistributed net investment income	42,623
	Accumulated net realized loss	(1,278,314,595)
	Net unrealized appreciation on investments	777,007,384
	Net Assets	3,707,650,945
Class A	Net assets	$1,569,859,921
	Shares outstanding	93,701,182
	Net asset value per share	$16.75	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$17.77	(b)
Class B	Net assets	$47,847,422
	Shares outstanding	3,110,538
	Net asset value and offering price per share	$15.38	(a)
Class C	Net assets	$399,082,362
	Shares outstanding	25,910,390
	Net asset value and offering price per share	$15.40	(a)
Class R	Net assets	$14,847,943
	Shares outstanding	894,493
	Net asset value, offering and redemption price per share	$16.60
Class Z	Net assets	$1,676,013,297
	Shares outstanding	98,468,938
	Net asset value, offering and redemption price per share	$17.02

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Marsico Growth Fund
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	56,775,871
	Interest	188,083
	Foreign taxes withheld	(910,312)
	Total Investment Income	56,053,642
Expenses	Investment advisory fee	23,646,080
	Administration fee	8,032,650
	Distribution fee:
	Class B	377,764
	Class C	3,184,187
	Class R	65,356
	Service fee:
	Class B	125,921
	Class C	1,061,396
	Distribution and service fees:
	Class A	4,043,631
	Transfer agent fee	5,403,494
	Pricing and bookkeeping fees	143,813
	Trustees' fees	59,707
	Custody fee	37,242
	Chief compliance officer expenses	2,065
	Other expenses	1,092,087
	Expenses before interest expense	47,275,393
	Interest expense	4,454
	Total Expenses	47,279,847
	Fees waived by transfer agent	(195,569)
	Expense reductions	(56)
	Net Expenses	47,084,222
	Net Investment Income	8,969,420
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	178,901,538
	Foreign currency transactions	(1,836)
	Net realized gain	178,899,702
	Net change in unrealized appreciation (depreciation) on:
	Investments	1,246,696,486
	Foreign currency translations	165
	Net change in unrealized appreciation (depreciation)	1,246,696,651
	Net Gain	1,425,596,353
	Net Increase Resulting from Operations	1,434,565,773

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Marsico Growth Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	8,969,420	18,308,135
	Net realized gain (loss) on investments and foreign currency transactions	178,899,702	(512,194,494)
	Allocated from Master Portfolio on investments and foreign currency transactions	—	(757,509,096	)(a)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,246,696,651	(228,610,768)
	Allocated from Master Portfolio on investments	—	(1,204,052,673	)(a)
	Net increase (decrease) resulting from operations	1,434,565,773	(2,684,058,896)
Distributions to Shareholders	From net investment income:
	Class A	(9,183,116)	(1,121,074)
	Class B	(165,504)	—
	Class C	(1,414,974)	—
	Class R	(45,116)	—
	Class Z	(12,584,369)	(10,691,108)
	Total distributions to shareholders	(23,393,079)	(11,812,182)
	Net Capital Stock Transactions	(855,162,658)	(533,595,368)
	Increase from regulatory settlements	47,849	—
	Total increase (decrease) in net assets	556,057,885	(3,229,466,446)
Net Assets	Beginning of period	3,151,593,060	6,381,059,506
	End of period	3,707,650,945	3,151,593,060
	Undistributed net investment income at end of period	42,623	14,420,279

(a)  Allocated from Master Portfolio for the period March 1, 2008 through November 9, 2008.

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Marsico Growth Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	19,904,226	284,838,934	44,433,644	737,416,581
Distributions reinvested	555,844	8,087,394	41,341	850,804
Redemptions	(49,221,870)	(727,565,635)	(71,244,738)	(1,085,177,038)
Net decrease	(28,761,800)	(434,639,307)	(26,769,753)	(346,909,653)
Class B
Subscriptions	110,169	1,410,963	346,662	5,152,434
Distributions reinvested	7,721	98,133	—	—
Redemptions	(1,267,043)	(17,214,886)	(2,368,905)	(37,708,743)
Net decrease	(1,149,153)	(15,705,790)	(2,022,243)	(32,556,309)
Class C
Subscriptions	1,673,393	22,559,211	5,250,529	81,358,143
Distributions reinvested	46,697	594,444	—	—
Redemptions	(12,599,011)	(170,768,424)	(15,710,796)	(234,848,981)
Net decrease	(10,878,921)	(147,614,769)	(10,460,267)	(153,490,838)
Class R
Subscriptions	340,705	5,053,932	477,406	8,309,058
Distributions reinvested	2,928	40,021	—	—
Redemptions	(336,780)	(4,977,250)	(178,853)	(2,803,300)
Net increase	6,853	116,703	298,553	5,505,758
Class Z
Subscriptions	27,111,329	411,640,488	44,726,222	685,650,148
Distributions reinvested	481,886	7,396,682	314,478	5,402,432
Redemptions	(45,044,453)	(676,356,665)	(42,322,825)	(697,196,906)
Net increase (decrease)	(17,451,238)	(257,319,495)	2,717,875	(6,144,326)

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.30		$20.26		$20.22		$19.53		$17.04		$15.80
Income from Investment Operations:
Net investment income (loss) (e)	0.03		0.06		0.06		—	(f)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	5.50		(9.01)		(0.01)		0.69		2.52		1.27
Total from investment operations	5.53		(8.95)		0.05		0.69		2.49		1.24
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.01)		(0.01)		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$16.75		$11.30		$20.26		$20.22		$19.53		$17.04
Total return (g)(h)	49.09%		(44.21)%		0.24	%(i)	3.53%		14.61%		7.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.28	%(j)	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%		1.30%
Interest expense	—	%(l)	—		—		—		—		—
Net expenses	1.28	%(j)	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%		1.30%
Waiver/Reimbursement	—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment income (loss)	0.23	%(j)	0.36	%(j)	0.29	%(j)(k)	0.01	%(j)	(0.15)%		(0.21)%
Portfolio turnover rate	69%		21	%(i)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		54	%(i)	58	%(i)	42%		62%		62%
Net assets, end of period (000s)	$1,569,860		$1,383,438		$3,024,016		$2,864,153		$1,956,822		$988,948

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$10.42		$18.83		$18.92		$18.40		$16.18		$15.12
Income from Investment Operations:
Net investment loss (e)	(0.07)		(0.06)		(0.09)		(0.13)		(0.15)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	5.07		(8.35)		—	(f)	0.65		2.37		1.21
Total from investment operations	5.00		(8.41)		(0.09)		0.52		2.22		1.06
Less Distributions to Shareholders:
From net investment income	(0.04)		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$15.38		$10.42		$18.83		$18.92		$18.40		$16.18
Total return (g)(h)	48.10%		(44.66)%		(0.48	)%(i)	2.83%		13.72%		7.01%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Interest expense	—	%(l)	—		—		—		—		—
Net expenses	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Waiver/Reimbursement	—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment loss	(0.52	)%(j)	(0.39	)%(j)	(0.46	)%(j)(k)	(0.71	)%(j)	(0.85)%		(0.96)%
Portfolio turnover rate	69%		21	%(i)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		54	%(i)	58	%(i)	42%		62%		62%
Net assets, end of period (000s)	$47,847		$44,407		$118,307		$156,923		$198,749		$194,668

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$10.44		$18.86		$18.94		$18.43		$16.20		$15.14
Income from Investment Operations:
Net investment loss (e)	(0.07)		(0.06)		(0.08)		(0.13)		(0.15)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	5.07		(8.36)		—	(f)	0.64		2.38		1.21
Total from investment operations	5.00		(8.42)		(0.08)		0.51		2.23		1.06
Less Distributions to Shareholders:
From net investment income	(0.04)		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$15.40		$10.44		$18.86		$18.94		$18.43		$16.20
Total return (g)(h)	48.00%		(44.64)%		(0.42	)%(i)	2.77%		13.77%		7.00%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Interest expense	—	%(l)	—		—		—		—		—
Net expenses	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Waiver/Reimbursement	—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment loss	(0.52	)%(j)	(0.39	)%(j)	(0.46	)%(j)(k)	(0.74	)%(j)	(0.89)%		(0.96)%
Portfolio turnover rate	69%		21	%(i)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		54	%(i)	58	%(i)	42%		62%		62%
Net assets, end of period (000s)	$399,082		$384,025		$891,076		$832,852		$679,735		$352,016

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,		Period Ended March 31,
Class R Shares	2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$11.20		$20.13		$20.14		$19.49		$18.89
Income from Investment Operations:
Net investment income (loss) (e)	—	(f)	0.02		0.01		(0.08)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	5.45		(8.95)		(0.02)		0.73		0.61
Total from investment operations	5.45		(8.93)		(0.01)		0.65		0.60
Less Distributions to Shareholders:
From net investment income	(0.05)		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—
Net Asset Value, End of Period	$16.60		$11.20		$20.13		$20.14		$19.49
Total return (g)(h)	48.79%		(44.36)%		(0.05	)%(i)	3.34%		3.18	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.53	%(j)	1.49	%(j)	1.45	%(j)(k)	1.47	%(j)	1.54	%(k)
Interest expense	—	%(l)	—		—		—		—
Net expenses	1.53	%(j)	1.49	%(j)	1.45	%(j)(k)	1.47	%(j)	1.54	%(k)
Waiver/Reimbursement	—	%(l)	0.02%		0.01	%(k)	0.01%		0.07	%(k)(m)
Net investment income (loss)	(0.02	)%(j)	0.15	%(j)	0.06	%(j)(k)	(0.42	)%(j)	(0.35	)%(k)
Portfolio turnover rate	69%		21	%(i)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		54	%(i)	58	%(i)	42%		62	%(i)
Net assets, end of period (000s)	$14,848		$9,941		$11,860		$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  Class R shares commenced operations on January 23, 2006.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% for the period ended March 31, 2006.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.47		$20.63		$20.58		$19.82		$17.25		$15.96
Income from Investment Operations:
Net investment income (e)	0.07		0.11		0.11		0.05		0.02		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	5.60		(9.17)		(0.01)		0.71		2.55		1.28
Total from investment operations	5.67		(9.06)		0.10		0.76		2.57		1.29
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.10)		(0.05)		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$17.02		$11.47		$20.63		$20.58		$19.82		$17.25
Total return (g)(h)	49.55%		(44.09)%		0.46	%(i)	3.83%		14.90%		8.08%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.03	%(j)	0.99	%(j)	0.95	%(j)(k)	0.97	%(j)	0.96%		1.05%
Interest expense	—	%(l)	—		—		—		—		—
Net expenses	1.03	%(j)	0.99	%(j)	0.95	%(j)(k)	0.97	%(j)	0.96%		1.05%
Waiver/Reimbursement	—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment income	0.48	%(j)	0.63	%(j)	0.54	%(j)(k)	0.25	%(j)	0.11%		0.04%
Portfolio turnover rate	69%		21	%(i)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		54	%(i)	58	%(i)	42%		62%		62%
Net assets, end of period (000s)	$1,676,013		$1,329,782		$2,335,800		$2,044,397		$1,446,667		$774,996

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006, March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Marsico Growth Fund
February 28, 2010

Note 1. Organization

Columbia Marsico Growth Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a

19

Columbia Marsico Growth Fund, February 28, 2010

security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

20

Columbia Marsico Growth Fund, February 28, 2010

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will declare and distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, expired capital loss carryforwards, partnership adjustments and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$46,003	$18,816,627	$(18,862,630)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from:	2010	2009
Ordinary Income*	$23,393,079	$11,812,182
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

21

Columbia Marsico Growth Fund, February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$42,624	$—	$737,538,216

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$758,760,538
Unrealized depreciation	(21,222,322)
Net unrealized appreciation	$737,538,216

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$38,422,781
2013	30,480,049
2017	847,030,869
2018	322,911,728
$1,238,845,427

Capital loss carryforwards of $11,995,864 expired during the year ended February 28, 2010. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.64% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource

22

Columbia Marsico Growth Fund, February 28, 2010

Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees through June 30, 2010.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

For the year ended February 28, 2010, Columbia did not waive investment advisory fees for the Fund.

Sub-Advisory Fee

Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Marsico is entitled to receive a monthly sub-advisory fee for its services provided to the Fund at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund.

23

Columbia Marsico Growth Fund, February 28, 2010

Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $50,292 on sales of the Fund's Class A shares and received net CDSC fees of $16,223, $119,246 and $43,937 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

24

Columbia Marsico Growth Fund, February 28, 2010

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.20% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $153,296.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended

25

Columbia Marsico Growth Fund, February 28, 2010

February 28, 2010, these custody credits reduced total expenses by $56 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $2,457,499,914 and $3,291,868,440, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $47,849 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $5,032,258 at a weighted average interest rate of 0.99%.

Note 9. Shares of Beneficial Interest

As of February 28, 2010, 24.9% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, the Fund had three shareholders that collectively held 19.1% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud

26

Columbia Marsico Growth Fund, February 28, 2010

provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor and a proposed investment subadvisory agreement with Marsico, the effectiveness of each of which is conditioned on the Closing.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

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Federal Income Tax Information (Unaudited)

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to

34

attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or

35

performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-

36

Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

The Board engaged in further review of Columbia Marsico Growth Fund because its Actual Management Rate was appreciably above the median range of its Peer Group, its total expense ratio was above the median range of its Peer Group and its performance over certain periods was appreciably below the median range of its Universe. However, the Board noted other factors such as positive performance over other periods, recent improvements in the Fund's total expense rankings, the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

37

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated

38

in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

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(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information

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from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For

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certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider

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separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor

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(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

The Trustees engaged in further review of Columbia Marsico Growth Fund because its Actual Management Rate was appreciably above the median range of its Peer Group, its total expense ratio was above the median range of its Peer Group and its performance over certain periods was appreciably below the median range of its Universe. However, the Trustees noted other factors such as positive performance over other periods, recent improvements in the Fund's total expense rankings, the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including

47

funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible,

48

CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As

49

part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
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Columbia Management®

Columbia Marsico Growth Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/35028-0210 (04/10) 10-K1W1U2

Columbia Management®

Annual Report

February 28, 2010

Columbia Marsico Focused Equities Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Fund Governance	29

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements	33

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements	37

Summary of Management Fee Evaluation by Independent Fee Consultant	44

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Past performance is no guarantee of future results.

Fund Profile – Columbia Marsico Focused Equities Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.12% without sales charge.

■  The fund underperformed its benchmark, the S&P 500 Index,1 but performed in line with the average fund in its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Stock selection, primarily in the consumer discretionary and information technology sectors, hampered relative returns while sector positioning helped relative results.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Investment Officer of Marsico Capital Management, LLC ("MCM"), investment sub-advisor to the fund. On February 1, 2010, A. Douglas Rao joined Tom F. Marsico as co-manager of the fund.

Columbia Management Advisors, LLC ("CMA") and MCM are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+49.12%

Class A shares (without sales charge)

+53.62%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Marsico Focused Equities Fund

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period's end. Compared to monthly six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions, a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

*Source: U.S. Bureau of Labor Statistics

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Marsico Focused Equities Fund

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with maturity of at least one year.

7The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.31
Class B	2.06
Class C	2.06
Class Z	1.06

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	8,323	7,844
Class B	7,721	7,721
Class C	7,721	7,721
Class Z	8,538	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	12/31/97		12/31/97		12/31/97		12/31/97
Sales charge	without	with	without	with	without	with	without
1-year	49.12	40.53	48.02	43.02	48.02	47.02	49.53
5-year	1.48	0.29	0.71	0.32	0.72	0.72	1.73
10-year	–1.82	–2.40	–2.55	–2.55	–2.55	–2.55	–1.57

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	50.89	42.17	49.73	44.73	49.73	48.73	51.26
5-year	3.21	2.00	2.44	2.07	2.44	2.44	3.47
10-year	–0.82	–1.40	–1.55	–1.55	–1.55	–1.55	–0.57

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.10	1,018.50	6.62	6.36	1.27
Class B	1,000.00	1,000.00	1,098.10	1,014.78	10.51	10.09	2.02
Class C	1,000.00	1,000.00	1,098.40	1,014.78	10.51	10.09	2.02
Class Z	1,000.00	1,000.00	1,103.60	1,019.74	5.32	5.11	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	18.99
Class B	17.46
Class C	17.52
Class Z	19.39

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.03
Class Z	0.07

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.12% without sales charge. The fund's benchmark, the S&P 500 Index1, returned 53.62%. The average return of the fund's peer group, the Lipper Large-Cap Growth Funds Classification2, was 49.40%. Stock selection in several sectors, particularly consumer discretionary and information technology, detracted from relative performance while sector positioning had a positive impact on relative results.

Limited exposure to weak sectors aided performance

The fund had little or no exposure to the utilities and telecommunication services sectors, which aided relative performance as they were the two weakest performing sectors in the index. In addition, the fund benefited from having less exposure than the index to energy, consumer staples and health care, which lagged the overall return of the index, and from stock selection in energy and health care, where several individual holdings in these sectors made meaningful contributions to performance. In the energy sector, Brazilian-based oil and natural gas producer Petroleo Brasileiro appreciated sharply during the period. We took profits and sold it from the portfolio. In health care, Intuitive Surgical (2.6% of net assets) turned in strong results. Intuitive Surgical produces and markets a robotic system to assist in minimally invasive surgery.

Stock selection disappointments

A weak outlook for consumer spending had a negative impact on the performance of several of the fund's holdings in the consumer discretionary and information technology sectors. Even though financial transaction processors Visa and MasterCard (2.8% and 2.5% of net assets, respectively) posted double-digit gains for the 12-month period, they underperformed the index, hampering the fund's relative returns. Aerospace/defense contractor Lockheed Martin and agricultural products company Monsanto were disappointments. Both stocks were sold before the end of the period.

Summary

Over the last year, we increased the fund's exposure to the financials and materials sectors, while decreasing holdings in the consumer staples and consumer discretionary sectors. At the end of the period, the fund's largest positions were in the information technology, financials, health care, industrials and materials sectors. The fund has no exposure to the telecommunication services or utilities sectors.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

6

Portfolio Managers' Report (continued) – Columbia Marsico Focused Equities Fund

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more diversified.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Information Technology	23.4
Financials	19.7
Health Care	14.6
Industrials	12.3
Materials	12.1

Top 10 holdings

as of 02/28/10 (%)

Dow Chemical	7.1
Apple	5.9
Union Pacific	5.0
Wells Fargo	4.7
Transocean	4.6
Google	3.9
Goldman Sachs Group	3.8
McDonald's	3.8
Baidu	3.7
BHP Billiton	3.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Marsico Focused Equities Fund

February 28, 2010

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 9.3%
Hotels, Restaurants & Leisure – 5.8%
McDonald's Corp.	1,742,765	111,275,545
Wynn Macau Ltd. (a)	24,891,410	31,265,983
Wynn Resorts Ltd. (a)	460,708	29,287,207
Hotels, Restaurants & Leisure Total		171,828,735
Internet & Catalog Retail – 3.5%
Amazon.com, Inc. (a)	369,972	43,804,685
Priceline.com, Inc. (a)	258,526	58,623,356
Internet & Catalog Retail Total		102,428,041
Consumer Discretionary Total		274,256,776
Consumer Staples – 1.1%
Food Products – 1.1%
Mead Johnson Nutrition Co., Class A	665,290	31,468,217
Food Products Total		31,468,217
Consumer Staples Total		31,468,217
Energy – 6.9%
Energy Equipment & Services – 4.6%
Transocean Ltd. (a)	1,715,855	136,959,546
Energy Equipment & Services Total		136,959,546
Oil, Gas & Consumable Fuels – 2.3%
Southwestern Energy Co. (a)	1,603,870	68,244,669
Oil, Gas & Consumable Fuels Total		68,244,669
Energy Total		205,204,215
Financials – 19.7%
Capital Markets – 3.8%
Goldman Sachs Group, Inc.	722,441	112,953,650
Capital Markets Total		112,953,650
Commercial Banks – 9.4%
ICICI Bank Ltd., ADR	862,388	32,986,341
U.S. Bancorp	4,261,338	104,871,528
Wells Fargo & Co.	5,083,570	138,984,804
Commercial Banks Total		276,842,673
Consumer Finance – 3.0%
American Express Co.	2,352,483	89,841,326
Consumer Finance Total		89,841,326
Diversified Financial Services – 3.5%
JPMorgan Chase & Co.	2,422,658	101,678,956
Diversified Financial Services Total		101,678,956
Financials Total		581,316,605

	Shares	Value ($)
Health Care – 14.6%
Biotechnology – 2.5%
Gilead Sciences, Inc. (a)	1,573,456	74,912,240
Biotechnology Total		74,912,240
Health Care Equipment & Supplies – 2.6%
Intuitive Surgical, Inc. (a)	223,663	77,642,374
Health Care Equipment & Supplies Total		77,642,374
Pharmaceuticals – 9.5%
Abbott Laboratories	1,950,840	105,891,595
Johnson & Johnson	1,356,487	85,458,681
Merck & Co., Inc.	2,427,801	89,537,301
Pharmaceuticals Total		280,887,577
Health Care Total		433,442,191
Industrials – 12.3%
Aerospace & Defense – 5.1%
General Dynamics Corp.	1,397,678	101,401,539
Goodrich Corp.	778,123	51,068,212
Aerospace & Defense Total		152,469,751
Road & Rail – 7.2%
Norfolk Southern Corp.	1,270,589	65,346,392
Union Pacific Corp.	2,175,561	146,567,545
Road & Rail Total		211,913,937
Industrials Total		364,383,688
Information Technology – 23.4%
Communications Equipment – 1.5%
Cisco Systems, Inc. (a)	1,792,907	43,621,427
Communications Equipment Total		43,621,427
Computers & Peripherals – 8.1%
Apple, Inc. (a)	851,271	174,187,072
International Business Machines Corp.	513,159	65,253,299
Computers & Peripherals Total		239,440,371
Internet Software & Services – 7.6%
Baidu, Inc., ADR (a)	211,609	109,757,356
Google, Inc., Class A (a)	219,819	115,800,649
Internet Software & Services Total		225,558,005
IT Services – 5.3%
MasterCard, Inc., Class A	334,209	74,986,473
Visa, Inc., Class A	960,977	81,952,119
IT Services Total		156,938,592

See Accompanying Notes to Financial Statements.

8

Columbia Marsico Focused Equities Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Software – 0.9%
Adobe Systems, Inc. (a)	778,673	26,981,019
Software Total		26,981,019
Information Technology Total		692,539,414
Materials – 12.1%
Chemicals – 8.5%
Dow Chemical Co.	7,363,616	208,463,969
Potash Corp. of Saskatchewan, Inc.	382,952	42,300,878
Chemicals Total		250,764,847
Metals & Mining – 3.6%
BHP Billiton PLC, ADR	1,720,793	106,276,176
Metals & Mining Total		106,276,176
Materials Total		357,041,023
Total Common Stocks (cost of $2,362,766,778)		2,939,652,129
	Par ($)
Short-Term Obligation – 0.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 11/15/10, market value $10,120,338 (repurchase proceeds $9,920,041)	9,920,000	9,920,000
Total Short-Term Obligation (cost of $9,920,000)		9,920,000
Total Investments – 99.8% (cost of $2,372,686,778) (b)		2,949,572,129
Other Assets & Liabilities, Net – 0.2%		6,819,698
Net Assets – 100.0%		2,956,391,827

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,441,794,209.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$242,990,793	$31,265,983	$—	$274,256,776
Consumer Staples	31,468,217	—	—	31,468,217
Energy	205,204,215	—	—	205,204,215
Financials	581,316,605	—	—	581,316,605
Health Care	433,442,191	—	—	433,442,191
Industrials	364,383,688	—	—	364,383,688
Information Technology	692,539,414	—	—	692,539,414
Materials	357,041,023	—	—	357,041,023
Total Common Stocks	2,908,386,146	31,265,983	—	2,939,652,129
Total Short-Term Obligation	—	9,920,000	—	9,920,000
Total Investments	$2,908,386,146	$41,185,983	$—	$2,949,572,129

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	23.4
Financials	19.7
Health Care	14.6
Industrials	12.3
Materials	12.1
Consumer Discretionary	9.3
Energy	6.9
Consumer Staples	1.1
99.4
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Marsico Focused Equities Fund
February 28, 2010

		($)
Assets	Investments, at identified cost	2,372,686,778
	Investments, at value	2,949,572,129
	Cash	12
	Receivable for:
	Investments sold	7,983,946
	Fund shares sold	3,969,989
	Dividends	3,799,557
	Interest	41
	Prepaid expenses	34,142
	Total Assets	2,965,359,816
Liabilities	Payable for:
	Fund shares repurchased	4,692,109
	Investment advisory fee	1,461,742
	Administration fee	482,011
	Pricing and bookkeeping fees	12,235
	Transfer agent fee	948,035
	Trustees' fees	60,681
	Custody fee	13,549
	Distribution and service fees	580,907
	Chief compliance officer expenses	319
	Reports to shareholders	653,654
	Other liabilities	62,747
	Total Liabilities	8,967,989
	Net Assets	2,956,391,827
Net Assets Consist of	Paid-in capital	2,887,005,219
	Accumulated net realized loss	(507,498,743)
	Net unrealized appreciation on investments	576,885,351
	Net Assets	2,956,391,827
Class A	Net assets	$1,599,660,805
	Shares outstanding	84,253,060
	Net asset value per share	$18.99	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$20.15	(b)
Class B	Net assets	$62,934,794
	Shares outstanding	3,604,306
	Net asset value and offering price per share	$17.46	(a)
Class C	Net assets	$298,344,047
	Shares outstanding	17,033,617
	Net asset value and offering price per share	$17.52	(a)
Class Z	Net assets	$995,452,181
	Shares outstanding	51,350,988
	Net asset value, offering and redemption price per share	$19.39

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Marsico Focused Equities Fund
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	39,185,227
	Interest	83,033
	Foreign taxes withheld	(463,121)
	Total Investment Income	38,805,139
Expenses	Investment advisory fee	18,946,739
	Administration fee	6,259,486
	Distribution fee:
	Class B	520,025
	Class C	2,265,084
	Service fee:
	Class B	173,342
	Class C	755,028
	Distribution and service fees:
	Class A	3,765,167
	Transfer agent fee	4,226,259
	Pricing and bookkeeping fees	143,765
	Trustees' fees	45,836
	Custody fee	48,077
	Chief compliance officer expenses	1,751
	Other expenses	1,259,843
	Expenses before interest expense	38,410,402
	Interest expense	2,167
	Total Expenses	38,412,569
	Fees waived by transfer agent	(360,809)
	Expense reductions	(45)
	Net Expenses	38,051,715
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net Investment Income	753,424
	Net realized gain (loss) on:
	Investments	247,294,377
	Foreign currency transactions	(3,049)
	Net realized gain	247,291,328
	Net change in unrealized appreciation (depreciation) on:
	Investments	867,972,949
	Foreign currency translations	126
	Net change in unrealized appreciation (depreciation)	867,973,075
	Net Gain	1,115,264,403
	Net Increase Resulting from Operations	1,116,017,827

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Marsico Focused Equities Fund

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	753,424	13,333,683
	Net realized gain (loss) on investments and foreign currency transactions	247,291,328	(741,614,943)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	867,973,075	(1,125,212,355)
	Net increase (decrease) resulting from operations	1,116,017,827	(1,853,493,615)
Distributions to Shareholders	From net investment income:
	Class A	(1,868,669)	(5,115,178)
	Class B	(15,297)	—
	Class C	(64,902)	—
	Class Z	(2,647,984)	(5,515,027)
	From return of capital:
	Class A	(1,054,336)	—
	Class B	(8,631)	—
	Class C	(36,619)	—
	Class Z	(1,494,039)	—
	Total distributions to shareholders	(7,190,477)	(10,630,205)
	Net Capital Stock Transactions	(662,561,084)	(154,351,441)
	Increase from regulatory settlements	51,132	—
	Total increase (decrease) in net assets	446,317,398	(2,018,475,261)
Net Assets	Beginning of period	2,510,074,429	4,528,549,690
	End of period	2,956,391,827	2,510,074,429
	Undistributed net investment income at end of period	—	3,795,338

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Marsico Focused
Equities Fund

	Capital Stock Activity
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	15,121,111	260,670,731	68,650,195	1,203,374,318
Distributions reinvested	153,240	2,523,068	247,808	3,560,998
Redemptions	(33,883,508)	(535,196,732)	(82,964,256)	(1,329,128,330)
Net decrease	(18,609,157)	(272,002,933)	(14,066,253)	(122,193,014)
Class B
Subscriptions	96,750	1,333,604	274,964	4,508,854
Distributions reinvested	1,189	17,007	—	—
Redemptions	(1,995,401)	(30,529,667)	(4,547,035)	(80,502,395)
Net decrease	(1,897,462)	(29,179,056)	(4,272,071)	(75,993,541)
Class C
Subscriptions	1,220,722	18,576,202	3,062,920	50,325,254
Distributions reinvested	3,190	45,811	—	—
Redemptions	(5,998,357)	(92,853,105)	(7,223,270)	(118,765,016)
Net decrease	(4,774,445)	(74,231,092)	(4,160,350)	(68,439,762)
Class Z
Subscriptions	13,863,230	226,232,688	35,635,168	585,520,995
Distributions reinvested	157,915	2,810,577	258,336	4,064,120
Redemptions	(29,835,940)	(516,191,268)	(26,996,159)	(477,310,239)
Net increase (decrease)	(15,814,795)	(287,148,003)	8,897,345	112,274,876

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2009	2008 (a)(b)(c)		2007 (a)	2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$12.76		$21.59	$21.81		$21.10	$17.67		$16.79
Income from Investment Operations:
Net investment income (loss) (e)	0.01		0.07	0.02		(0.04)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	6.25		(8.86)	0.02		0.75	3.48		0.94
Total from investment operations	6.26		(8.79)	0.04		0.71	3.43		0.88
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.04)	—		—	—		—
From net realized gains	—		—	(0.26)		—	—		—
From return of capital	(0.01)		—	—		—	—		—
Total distributions to shareholders	(0.03)		(0.04)	(0.26)		—	—		—
Increase from regulatory settlements	—	(f)	—	—		—	—		—
Net Asset Value, End of Period	$18.99		$12.76	$21.59		$21.81	$21.10		$17.67
Total return (g)(h)	49.12%		(40.73)%	0.00	%(i)	3.36%	19.41%		5.24%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.30%		1.26%	1.22	%(k)	1.24%	1.22%		1.30%
Interest expense	—	%(l)	—	—	%(k)(l)	—	—		—
Net expenses (j)	1.30%		1.26%	1.22	%(k)	1.24%	1.22%		1.30%
Waiver/Reimbursement	0.01%		0.05%	0.03	%(k)	0.04%	0.08	%(m)	0.03	%(m)
Net investment income (loss) (j)	0.03%		0.37%	0.11	%(k)	(0.19)%	(0.27)%		(0.37)%
Portfolio turnover rate	77%		85%	—	%(i)(l)(n)	—	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—	82	%(i)	52%	71%		89%
Net assets, end of period (000s)	$1,599,661		$1,312,382	$2,524,540		$2,488,288	$2,061,076		$1,256,948

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2009	2008 (a)(b)(c)		2007 (a)	2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.80		$20.07	$20.42		$19.91	$16.80		$16.08
Income from Investment Operations:
Net investment loss (e)	(0.11)		(0.07)	(0.13)		(0.17)	(0.18)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	5.77		(8.20)	0.04		0.68	3.29		0.90
Total from investment operations	5.66		(8.27)	(0.09)		0.51	3.11		0.72
Less Distributions to Shareholders:
From net investment income	—		—	—		—	—		—
From net realized gains	—		—	(0.26)		—	—		—
From return of capital	—	(f)	—	—		—	—		—
Total distributions to shareholders	—	(f)	—	(0.26)		—	—		—
Increase from regulatory settlements	—	(f)	—	—		—	—		—
Net Asset Value, End of Period	$17.46		$11.80	$20.07		$20.42	$19.91		$16.80
Total return (g)(h)	48.02%		(41.21)%	(0.64	)%(i)	2.56%	18.51%		4.48%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.05%		2.01%	1.97	%(k)	1.99%	1.97%		2.05%
Interest expense	—	%(l)	—	—	%(k)(l)	—	—		—
Net expenses (j)	2.05%		2.01%	1.97	%(k)	1.99%	1.97%		2.05%
Waiver/Reimbursement	0.01%		0.05%	0.03	%(k)	0.04%	0.08	%(m)	0.03	%(m)
Net investment loss (j)	(0.72)%		(0.40)%	(0.67	)%(k)	(0.85)%	(1.01)%		(1.12)%
Portfolio turnover rate	77%		85%	—	%(i)(l)(n)	—	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—	82	%(i)	52%	71%		89%
Net assets, end of period (000s)	$62,935		$64,937	$196,114		$348,836	$509,933		$517,489

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2009	2008 (a)(b)(c)		2007 (a)	2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.84		$20.13	$20.49		$19.97	$16.85		$16.13
Income from Investment Operations:
Net investment loss (e)	(0.11)		(0.07)	(0.15)		(0.18)	(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	5.79		(8.22)	0.05		0.70	3.31		0.90
Total from investment operations	5.68		(8.29)	(0.10)		0.52	3.12		0.72
Less Distributions to Shareholders:
From net investment income	—		—	—		—	—		—
From net realized gains	—		—	(0.26)		—	—		—
From return of capital	—	(f)	—	—		—	—		—
Total distributions to shareholders	—	(f)	—	(0.26)		—	—		—
Increase from regulatory settlements	—	(f)	—	—		—	—		—
Net Asset Value, End of Period	$17.52		$11.84	$20.13		$20.49	$19.97		$16.85
Total return (g)(h)	48.02%		(41.18)%	(0.69	)%(i)	2.60%	18.52%		4.46%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	2.05%		2.01%	1.97	%(k)	1.99%	1.97%		2.05%
Interest expense	—	%(l)	—	—	%(k)(l)	—	—		—
Net expenses (j)	2.05%		2.01%	1.97	%(k)	1.99%	1.97%		2.05%
Waiver/Reimbursement	0.01%		0.05%	0.03	%(k)	0.04%	0.08	%(m)	0.03	%(m)
Net investment loss (j)	(0.72)%		(0.38)%	(0.74	)%(k)	(0.92)%	(1.01)%		(1.12)%
Portfolio turnover rate	77%		85%	—	%(i)(l)(n)	—	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—	82	%(i)	52%	71%		89%
Net assets, end of period (000s)	$298,344		$258,191	$522,644		$582,805	$532,250		$382,989

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2009	2008 (a)(b)(c)		2007 (a)	2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$13.02		$22.06	$22.22		$21.45	$17.92		$16.98
Income from Investment Operations:
Net investment income (loss) (e)	0.05		0.13	0.09		0.01	—	(f)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	6.39		(9.07)	0.01		0.76	3.53		0.96
Total from investment operations	6.44		(8.94)	0.10		0.77	3.53		0.94
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.10)	—		—	—		—
From net realized gains	—		—	(0.26)		—	—		—
From return of capital	(0.02)		—	—		—	—		—
Total distributions to shareholders	(0.07)		(0.10)	(0.26)		—	—		—
Increase from regulatory settlements	—	(f)	—	—		—	—		—
Net Asset Value, End of Period	$19.39		$13.02	$22.06		$22.22	$21.45		$17.92
Total return (g)(h)	49.53%		(40.60)%	0.27	%(i)	3.59%	19.70%		5.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.05%		1.01%	0.97	%(k)	0.99%	0.97%		1.05%
Interest expense	—	%(l)	—	—	%(k)(l)	—	—		—
Net expenses (j)	1.05%		1.01%	0.97	%(k)	0.99%	0.97%		1.05%
Waiver/Reimbursement	0.01%		0.05%	0.03	%(k)	0.04%	0.08	%(m)	0.03	%(m)
Net investment income (loss) (j)	0.28%		0.65%	0.40	%(k)	0.06%	(0.01)%		(0.12)%
Portfolio turnover rate	77%		85%	—	%(i)(l)(n)	—	—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—	82	%(i)	52%	71%		89%
Net assets, end of period (000s)	$995,452		$874,565	$1,285,252		$1,247,610	$1,022,812		$751,124

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Marsico Focused Equities Fund
February 28, 2010

Note 1. Organization

Columbia Marsico Focused Equities Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be

18

Columbia Marsico Focused Equities Fund, February 28, 2010

different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

19

Columbia Marsico Focused Equities Fund, February 28, 2010

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, partnership adjustments and proceeds received from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$48,090	$6,107,993	$(6,156,083)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28,
Distributions paid from:	2010	2009
Ordinary Income*	$4,596,852	$10,630,205
Long-Term Capital Gains	—	—
Return of Capital	2,593,625	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

20

Columbia Marsico Focused Equities Fund, February 28, 2010

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$507,777,920

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$552,989,984
Unrealized depreciation	(45,212,064)
Net unrealized appreciation	$507,777,920

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$262,876,521
2018	175,514,792
$438,391,313

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

For the year ended February 28, 2010, the Fund's effective investment advisory fee rate was 0.65% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management

21

Columbia Marsico Focused Equities Fund, February 28, 2010

Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees through June 30, 2010.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

For the year ended February 28, 2010, Columbia did not waive investment advisory fees for the Fund.

Sub-Advisory Fee

Marsico has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Marsico is entitled to receive a monthly sub-advisory fee for its services provided to the Fund at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of

22

Columbia Marsico Focused Equities Fund, February 28, 2010

out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $39,267 on sales of the Fund's Class A shares and received net CDSC fees of $5,484, $118,597 and $24,741 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder

23

Columbia Marsico Focused Equities Fund, February 28, 2010

servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.20% of the Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2010 was $77,640.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses by $45 for the Fund.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $2,144,515,312 and $2,789,657,340, respectively.

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Columbia Marsico Focused Equities Fund, February 28, 2010

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $51,132 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $5,053,846 at a weighted average interest rate of 1.33%.

Note 9. Shares of Beneficial Interest

As of February 28, 2010, 20.5% of the Fund's shares outstanding were beneficially owned by three participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, the Fund had one shareholder that held 12.8% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Non-Diversified Mutual Fund Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and

25

Columbia Marsico Focused Equities Fund, February 28, 2010

a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund's shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor and a proposed investment subadvisory agreement with Marsico, the effectiveness of each of which is conditioned on the Closing.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

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Federal Income Tax Information (Unaudited)

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to the Fund.

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Convertible Securities Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Small Cap Growth Fund II; and (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund and Columbia Marsico Growth Fund (the "Sub-Advised Funds"). The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In

33

this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Sub-Advised Funds, the Board also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a breakpoint fee schedule charged by Marsico Capital for the Sub-Advised Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

34

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees

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confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds. For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

The Board engaged in further review of Columbia Marsico Focused Equities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Board noted other factors such as positive performance over other periods, the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Board concluded that the Fund's performance, Actual Management Rate and total expense ratio were acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Fund.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

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The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality

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of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and

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procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at

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acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

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Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

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Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

The Trustees engaged in further review of Columbia Marsico Focused Equities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as positive performance over other periods, the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

45

include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

46

breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

47

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

48

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Focused Equities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

53

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Marsico Focused Equities Fund

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/35116-0210 (04/10) 10-92F3F1

Columbia Management®

Annual Report

February 28, 2010

International/Global
Stock Funds

■  Columbia Global Value Fund

■  Columbia International Value Fund

■  Columbia Marsico Global Fund

■  Columbia Marsico International Opportunities Fund

■  Columbia Multi-Advisor International Equity Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Global Value Fund	3

Columbia International Value Fund	8

Columbia Marsico Global Fund	13

Columbia Marsico International Opportunities Fund	18

Columbia Multi-Advisor International Equity Fund	23

Investment Portfolios	28

Financial Statements	46

Report of Independent Registered Public Accounting Firm	96

Federal Income Tax Information	97

Columbia International Value Master Portfolio	98

Investment Portfolio	99

Financial Statements	102

Report of Independent Registered Public Accounting Firm	113

Fund Governance	114

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements	117

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements	121

Summary of Management Fee Evaluation by Independent Fee Consultant	128

Important Information About This Report	137

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Past performance is no guarantee of future results.

Economic Update – International/Global Stock Funds

After a deep and difficult recession, the World Bank estimates that global gross domestic product (GDP) declined 2.2% in 2009. However, many economies began to regain their footing midway through the year. Growth turned positive in the second half of 2009 in the United States, Japan, the United Kingdom, Germany and France. In some smaller euro zone countries, such as Spain and Italy, recession continued through the year, and debt problems remain a problem for Greece, Spain, Portugal and Italy. For 2010, global economic growth is expected to rise at a rate of 2.7%.

Stimulus spending aided recovery

Growth around the world was aided by government stimulus spending, but the emerging markets of China, India and Brazil were notable for their use of stimulus to help jumpstart the global recovery. All three countries have capitalized on policies put in place over the past decade to stimulate domestic demand and succeeded through a combination of spending, tax cuts and other incentives.

Hopes for a sustained recovery around the world now depend on a number of factors including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the export markets, the latter of which appears to be underway. According to Moodys.com, surveys of manufacturers across the world show export orders up after the steepest decline in trade since the 1930s. The employment picture in developed countries is also improving, in the sense that job losses have slowed. However, it could take until 2011 for job growth to accelerate in a meaningful way, raising concerns about the sustainability of recovery where unemployment remains stubbornly high.

Manufacturing activity has picked up around the world, and the technology sector has been a significant beneficiary. Demand for both hardware and software have increased after a sharp decline in 2008 and 2009. India reports that its outsourcing pipeline is filling again. In the United States, the manufacturing sector was one of the first signs that the economy was on the mend. In Asia and South America, stimulus spending, strong domestic demand and a rebound in trade have driven manufacturing activity sharply higher. However, manufacturing in eurozone countries lags the rest of the world.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 53.62% for the 12-month period, as measured by the S&P 500 Index.1 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year's

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended February 28, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index, the MSCI EAFE Index and the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE Index

MSCI EMI Index

Economic Update (continued) – International/Global Stock Funds downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index3 returned 91.63% (in U.S. dollars), led by strong performances from India and the regions of Eastern Europe and South America.

Past performance is no guarantee of future results.

3The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+48.97%

Class A shares (without sales charge)

+54.30%

MSCI World Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 48.97% without sales charge. The MSCI World Index1 returned 54.30% for the same period.

■  The fund underperformed its benchmark, the MSCI World Index.

■  Overweights in telecommunication services, pharmaceuticals (in the health care sector) and an overweight in Japan, as well as stock selection in certain segments of the financials sector, were the primary detractors from relative performance. Industry weights are a residual of our bottom-up, stock-specific investment approach.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the fund on a day-to-day basis. Brandes is an SEC-registered investment advisor and unaffiliated with Bank of America Corporation.

The following are the seven voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, Jim Brown, Keith Colestock, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn R. Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent V. Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Maccoun Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Keith Colestock has been with Brandes since 1995, serving as a Portfolio Manager from 1995-2001, Senior Research Analyst from 2001-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, and Senior Research Analyst since 2003. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, and Research Analyst since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International (MSCI) World Index is an index that tracks the performance of global stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.63
Class B	2.38
Class C	2.38
Class Z	1.38

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/16/01 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/16/01 – 02/28/10 ($)

Sales charge	without	with
Class A	12,292	11,585
Class B	11,511	11,511
Class C	11,529	11,529
Class Z	12,611	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
1-year	48.97	40.49	47.63	42.63	47.88	46.88	49.50
5-year	–2.54	–3.68	–3.26	–3.47	–3.23	–3.23	–2.24
Life	2.35	1.67	1.60	1.60	1.62	1.62	2.65

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	44.73	36.50	43.79	38.79	43.78	42.78	45.04
5-year	–0.97	–2.14	–1.72	–1.94	–1.72	–1.72	–0.70
Life	2.90	2.23	2.14	2.14	2.13	2.13	3.17

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Global Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.30	1,016.71	8.08	8.15	1.63
Class B	1,000.00	1,000.00	994.70	1,012.99	11.77	11.88	2.38
Class C	1,000.00	1,000.00	996.50	1,012.99	11.78	11.88	2.38
Class Z	1,000.00	1,000.00	998.30	1,017.95	6.84	6.90	1.38

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	5.85
Class B	5.62
Class C	5.63
Class Z	5.91

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.27
Class B	0.22
Class C	0.22
Class Z	0.29

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 48.97% without sales charge. The MSCI World Index returned 54.30% for the same period. In a period of rising stock market performance around the world, the fund generated strong positive returns. However, overweights in telecommunication services, pharmaceuticals (in the health care sector) and an overweight in Japan detracted from the fund's returns relative to its benchmark. Stock selection in commercial banks and insurance (in the financials sector) also hampered relative performance. This negative performance was largely the result of the fund's exposure to Japanese companies in the financials sector. Please keep in mind that industry weights are not strategic. They are a residual of our bottom-up, stock-specific investment approach.

Strong gains from a range of industry groups

Positions in commercial banks in the financials sector, pharmaceuticals in the health care sector, semiconductors & semiconductor equipment in the technology sector and diversified telecommunication services made the largest positive contributions to the fund's absolute returns. Top performers from these groups included Fifth Third Bancorp and PNC Financial Services Group (1.5% and 2.1% of net assets, respectively), both commercial banks located in the United States, and French pharmaceuticals firm Sanofi-Aventis (2.6% of net assets).

In commercial banks, performance was amplified relative to the benchmark by an overweight in the group relative to the benchmark. However, stock selection in commercial banks detracted from performance. In the semiconductors & semiconductor equipment industry, stock selection aided relative performance while overweights in pharmaceuticals and telecommunications detracted from relative performance. An underweight in the oil, gas and & consumable fuels industry also benefited the fund's relative return as the group underperformed the overall return of the index.

Country weights delivered mixed results

The fund's positions in the United States, Netherlands and France generated strong absolute returns relative to the benchmark. Stock selection in the U.S. market and an overweight in Netherlands aided relative returns. U.S. based Micron Technology and France-based STMicroelectronics (1.8% of net assets) were top performers in these markets. In France, Carrefour, a food & staples retailing firm, generated strong returns. The fund's holdings in Japan, Sweden and Germany were also solid performers, but stock selection within these country allocations detracted from relative returns relative to the benchmark. A lack of exposure to Australia and Canada, and an overweight in Japan also hampered performance relative to the benchmark.

Portfolio Managers' Report (continued) – Columbia Global Value Fund

Stock-specific research drove portfolio changes

During the period, our company-by-company analysis led to several adjustments in the portfolio. For example, we sold our positions in U.S. based Wyeth, a pharmaceutical company, and Unisys, a technology company, as well as South Korea-based KT Corporation, a telecommunications company. We used the proceeds to pursue what we believe to be more attractive opportunities. For example, we invested in Valero Energy (1.0% of net assets), a U.S.-based oil, gas & consumable fuels company, and Seven & I Holdings (0.5% of net assets), a Japan-based food & staples retailer. We made these investments at prices that we considered to be attractive.

Looking ahead

Looking ahead, we plan to continue to incorporate what we have learned during the difficult market environment of the past two years to help us evaluate individual companies and determine their individual values. We will seek to avoid the temptation to make knee-jerk reactions that deviate from our philosophy. Our goal is to exercise patience in analyzing companies and searching for opportunities to invest when we believe there are meaningful discounts between intrinsic value and market price, in order to build portfolios that have an opportunity for long-term appreciation. We appreciate your trust and will continue to work diligently on behalf of the fund's shareholders to position the portfolio for the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Advisors, LLC.

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Financials	21.0
Telecommunication Services	19.7
Information Technology	18.4
Health Care	16.2
Consumer Staples	13.0

Top 10 holdings

as of 02/28/10 (%)

Nippon Telegraph & Telephone	3.5
Deutsche Telekom AG	3.3
Pfizer	3.3
AT&T	2.9
Verizon Communications	2.8
Safeway	2.8
Microsoft	2.7
Sanofi-Aventis	2.6
Dell	2.5
GlaxoSmithKline	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+45.57%

Class A shares (without sales charge)

+60.15%

MSCI EAFE Value Index

+54.58%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holding information referenced in this section is that of the master portfolio.

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.57% without sales charge.

■  The fund underperformed its benchmark, the MSCI EAFE Value Index.1 Prior to April 1, 2009, the fund's benchmark was the MSCI EAFE Index2. The fund changed its benchmark effective April 1, 2009 because the Advisor believes that the MSCI EAFE Value Index more closely aligns with the historical value bias of the fund and better conveys the fund's characteristics and risk profile compared to the prior benchmark.

■  Although the fund enjoyed strong gains from all sectors of the market, stock selection and sector allocation within commercial banks and within companies based in Japan had a negative impact on relative performance. Sector allocation is a residual of our investment process.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the master portfolio on a day-to-day basis. Brandes is an SEC-registered investment advisor and unaffiliated with Bank of America Corporation.

The following are the seven voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, Jim Brown, Keith Colestock, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn R. Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent V. Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Maccoun Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Keith Colestock has been with Brandes since 1995, serving as a Portfolio Manager from 1995-2001, Senior Research Analyst from 2001-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, and Senior Research Analyst since 2003. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, and Research Analyst since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

2The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia International Value Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	17,652	16,636
Class B	16,390	16,390
Class C	16,385	16,385
Class Z	18,110	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.38
Class B	2.13
Class C	2.13
Class Z	1.13

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
1-year	45.57	37.25	44.61	39.61	44.44	43.44	45.94
5-year	2.23	1.02	1.48	1.27	1.47	1.47	2.49
10-year	5.85	5.22	5.07	5.07	5.06	5.06	6.12

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	44.33	36.02	43.23	38.23	43.32	42.32	44.56
5-year	4.08	2.86	3.31	3.09	3.31	3.31	4.34
10-year	5.71	5.08	4.92	4.92	4.92	4.92	5.97

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.40	1,017.80	6.95	7.05	1.41
Class B	1,000.00	1,000.00	986.90	1,014.08	10.64	10.79	2.16
Class C	1,000.00	1,000.00	986.10	1,014.08	10.64	10.79	2.16
Class Z	1,000.00	1,000.00	991.40	1,019.04	5.73	5.81	1.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia International Value Fund

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 45.57% without sales charge. The fund's benchmark, the MSCI EAFE Value Index, returned 60.15% over the same period. In a strong rally for stock markets around the world, gains were made across almost all sectors and countries. The fund's commercial bank holdings generated strong returns. However, stock selection and an underweight in the industry, as well as stock selection and an overweight in Japan, were the largest detractors from performance relative to the benchmark, for the period.

Mixed results from stock selection and sector allocation

Broad market gains produced strong returns across most industries. Share prices for the fund's commercial banks, diversified telecommunication services, and semiconductors & semiconductor equipment holdings generally advanced. Top performers from these industries included Barclays (1.2% of net assets), a commercial bank domiciled in the United Kingdom; Portugal Telecom (3.1% of net assets), a diversified telecommunication services firm based in Portugal; and United Microelectronics, a Taiwan-based semiconductors & semiconductor equipment company. The fund had more exposure than the benchmark to both diversified telecommunication and semiconductors & semiconductor equipment stocks, which also aided performance, as did stock selection in the semiconductors & semiconductor equipment industry.

Despite strong absolute returns, the fund's holdings in the commercial banks industry were the largest detractors from performance relative to the benchmark. This negative performance relative to the benchmark, was largely the result of the fund's exposure to Japanese commercial banks. Stock selection and industry weight (which was a residual of stock selection) accounted for much of the performance shortfall relative to the benchmark.

The impact of country allocations

Among countries, investments in companies based in Japan, the United Kingdom and France generally had positive impact on fund performance. Top performers from these markets included Sony, a Japan-based household durables firm; AstraZeneca, a U.K. pharmaceuticals company and Sanofi-Aventis (2.7% and 2.5% of net assets, respectively), a French-based pharmaceuticals company. However, an overweight in Japan and individual stock selection detracted from performance during a period in which Japan lagged overall index performance.

Stock-specific research drove portfolio changes

During the period, our company-by-company analysis drove several adjustments to the portfolio. For example, we sold the fund's positions in United Microelectronics, to pursue what we believe to be more attractive opportunities. We purchased shares of the Japan-based office electronics company, Canon, and UBS (1.9% and 0.7% of net assets, respectively), a capital markets firm based in Switzerland, at prices that we considered to be attractive.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	13.48
Class B	13.02
Class C	12.99
Class Z	13.62

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.21
Class B	0.13
Class C	0.13
Class Z	0.24

Portfolio Managers' Report (continued) – Columbia International Value Fund

Top 5 sectors

as of 02/28/10 (%)

Telecommunication Services	20.6
Financials	18.8
Information Technology	15.4
Health Care	12.8
Consumer Staples	11.2

Top 10 holdings

as of 02/28/10 (%)

Portugal Telecom	3.1
Sanofi-Aventis	2.7
Deutsche Telekom	2.6
AstraZeneca	2.3
Carrefour SA	2.2
Nippon Telegraph & Telephone	2.2
GlaxoSmithKline	2.1
Nokia	2.1
Unilever NV	2.1
Rohm	2.0

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Looking ahead

Looking ahead, we plan to continue to incorporate what we have learned during the difficult market environment of the past two years to help us evaluate individual companies and determine their individual values. We will seek to avoid the temptation to make knee-jerk reactions that deviate from our philosophy. Our goal is to exercise patience in analyzing companies and searching for opportunities to invest when we believe there are meaningful discounts between intrinsic value and market price, in order to build portfolios that have an opportunity for long-term appreciation. We appreciate your trust and will continue to work diligently on behalf of the fund's shareholders to position the portfolio for the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Advisors, LLC.

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Marsico Global Fund

Summary

■  For the 12-month period ended February 28, 2010, the fund's Class A shares returned 58.22% without sales charge.

■  The fund performed in line with its benchmark but outperformed its peer group average. As of August 31, 2009 and going forward, fund performance will only be compared to the MSCI All Country World Index ND (net of dividends)1, which includes the impact of an estimated withholding tax on dividend reinvestment in its return.

■  As global equities appreciated sharply, sector positioning benefited fund performance, as did stock selection in several sectors. Changing currency values hampered returns relative to the benchmark.

Portfolio Management

Corydon J. Gilchrist has managed the fund since April 2008. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

James G. Gendelman has managed the fund since 2000. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Thomas F. Marsico has managed the fund since April 2008. He is associated with Marisco Capital Management, LLC ("MCM"), investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") and MCM are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+58.22%

Class A shares (without sales charge)

+58.12%

MSCI All Country World Index ND

+58.96%

MSCI All Country World Index GD

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	8.79
Class C	9.54
Class R	9.04
Class Z	8.54

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.60
Class C	2.35
Class R	1.85
Class Z	1.35

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 06/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/30/08 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/30/08 – 02/28/10 ($)

Sales charge	without	with
Class A	7,879	7,426
Class C	7,780	7,780
Class R	7,845	n/a
Class Z	7,923	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
1-year	58.22	49.23	57.17	56.17	57.86	58.79
Life	–12.19	–14.98	–12.80	–12.80	–12.40	–11.93

Average annual total return as of 03/31/10 (%)

Share class	A		C		R	Z
Sales charge	without	with	without	with	without	without
1-year	60.37	51.10	59.27	58.27	59.82	60.73
Life	–8.85	–11.62	–9.54	–9.54	–9.11	–8.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Marsico Global Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,138.40	1,016.86	8.48	8.00	1.60
Class C	1,000.00	1,000.00	1,134.10	1,013.14	12.43	11.73	2.35
Class R	1,000.00	1,000.00	1,137.00	1,015.62	9.80	9.25	1.85
Class Z	1,000.00	1,000.00	1,140.10	1,018.10	7.16	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	7.85
Class C	7.78
Class R	7.83
Class Z	7.88

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.03
Class C	0.00
Class R	0.02
Class Z	0.04

For the 12-month period ended February 28, 2010, the fund's Class A shares returned 58.22% without sales charge. The fund's return was slightly higher than the 58.12% return of its benchmark, the MSCI All Country World Index ND (net of dividends), and well above the 51.81% average return of its peer group, the Lipper Global Large-Cap Growth Funds Classification1. Sector allocation plus stock selection across a range of sectors enhanced relative performance.

Favorable stock selection and sector positioning aided returns

Financials was the best-performing sector within the fund's benchmark, and several of the fund's financials holdings did even better, including Standard Chartered (1.8% of net assets), a major bank operating in Asia, Africa and the Middle East, India-headquartered ICICI Bank (1.6% of net assets) and Brazil-based Itau Unibanco (sold during the period). In the consumer discretionary sector, Lululemon Athletica, a Canada-based apparel maker, Hong Kong-based consumer product distributor Li & Fung and Brazil-headquartered homebuilder Gafisa (1.2%, 2.5% and 3.5% of net assets, respectively) were strong performers. Certain energy positions also contributed positively to overall returns, including Brazilian oil and gas producer OGX Petroleo e Gas Participacoes (1.4% of net assets) and Texas-based contract offshore drilling provider Pride International, which was sold before the end of the reporting period.

We were underweight telecommunications, which was one of the weakest sectors within the benchmark for the period. In addition, stock selection within telecommunications was favorable, as wireless communications tower company Crown Castle International (4.0% of net assets) performed well.

Fluctuating currency values, cash weighed on returns

During the reporting period, the Australian and Canadian dollars appreciated sharply compared to many other world currencies. Because the fund does not actively manage its currency exposure, which is solely a residual of the investment process, and because it had less exposure to companies whose securities trade in these two currencies, currency exposure had a negative impact on returns. In addition, the fund maintained a modest cash position as equity values soared, which hampered results relative to the index, which is fully invested.

Disappointments in health care and materials

Stock selection in the health care and materials sectors detracted from the fund's otherwise strong results. Switzerland-based biotechnology holding Lonza posted a double-digit loss following an announcement that one of its clients had cancelled a

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Marsico Global Fund major new product order. US-based Genzyme, which has been plagued by manufacturing difficulties in key products, posted negative returns as well. Both were sold. Agricultural products firm Monsanto, which was a large position early in the reporting period, had a material, negative impact on performance and was also sold.

Summary

Over the fiscal year, the fund significantly increased its consumer discretionary and financials holdings while lowering exposure to the consumer staples, health care and industrials sectors. At the end of the period, the fund emphasized financials, consumer discretionary, information technology and health care sectors and had no exposure to utilities. The fund's largest country weights were in the United States, Brazil, Switzerland and United Kingdom.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Financials	25.9
Consumer Discretionary	22.4
Information Technology	14.2
Health Care	7.1
Consumer Staples	5.4

Top 10 holdings

as of 02/28/10 (%)

Wells Fargo	5.3
JPMorgan Chase	4.7
Crown Castle International	4.0
Intuitive Surgical	3.5
Anheuser-Busch InBev	3.4
Walt Disney	3.2
HSBC Holdings	3.0
MasterCard	2.9
PNC Financial Services Group	2.7
Apple	2.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+51.97%

Class A shares (without sales charge)

+54.58%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 51.97% without sales charge.

■  The fund, its benchmark, the MSCI EAFE Index1 and its peer group, the Lipper International Large-Cap Growth Fund Classification2 all recorded total returns in excess of 50% for the 12-month period. The fund's return was slightly lower than the return of the benchmark and the average fund in its peer group.

■  Stock selection in health care and the effects of currency fluctuation hampered the fund's relative performance.

Portfolio Management

James G. Gendelman has managed the fund since 2000. He is associated with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") and Marsico Capital Management, LLC ("MCM") are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages all or a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Marsico International Opportunities Fund

Performance of a $10,000 investment 08/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 08/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	13,774	12,982
Class B	12,819	12,819
Class C	12,818	12,818
Class R	13,642	n/a
Class Z	14,109	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
1-year	51.97	43.28	50.91	45.91	50.67	49.67	51.73	52.47
5-year	2.65	1.44	1.88	1.57	1.88	1.88	2.46	2.90
Life	3.40	2.76	2.63	2.63	2.62	2.62	3.29	3.66

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	52.52	43.71	51.12	46.12	51.26	50.26	51.89	52.96
5-year	4.59	3.35	3.78	3.46	3.80	3.80	4.37	4.83
Life	4.05	3.42	3.26	3.26	3.27	3.27	3.94	4.31

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class R	1.77
Class Z	1.27

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.30	1,018.00	6.85	6.85	1.37
Class B	1,000.00	1,000.00	1,013.30	1,014.28	10.58	10.59	2.12
Class C	1,000.00	1,000.00	1,012.20	1,014.28	10.58	10.59	2.12
Class R	1,000.00	1,000.00	1,015.50	1,016.76	8.10	8.10	1.62
Class Z	1,000.00	1,000.00	1,018.00	1,019.24	5.60	5.61	1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico International Opportunities Fund

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 51.97% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned 54.58%. The fund's return was slightly lower than the 53.38% average return of its peer group, the Lipper International Large-Cap Growth Funds Classification. Currency fluctuations were a drag on relative performance, as was stock selection in health care. The fund had strong stock selection in the technology, energy and consumer discretionary sectors and benefited from its lack of exposure to utilities, which underperformed the benchmark for the period.

Favorable stock selection aided performance

In a time when equity prices were rising worldwide, fund performance benefited from good stock selection in a number of sectors. In the technology sector, Taiwan-based HON HAI Precision Industry (0.9% of net assets), which manufactures electronics and computer components, and Dutch semiconductor firm ASML (sold during the period), were strong performers. Two of the fund's Brazil-based stocks also posted solid results. Homebuilder Gafisa (1.6% of net assets) was one of the strongest-performing stocks in the fund and energy company Petroleo Brasileiro also aided fund results prior to being sold.

In the financials sector, Credit Suisse Group and ICICI Bank (3.0% and 1.8% of net assets, respectively) and Brazil-based Itau Unibanco were strong performers. Credit Suisse was the fund's largest position while Itau Unibanco was sold prior to the end of the reporting period. Despite these holdings, the fund's financials underperformed the index because it had less exposure to financials than the index. A lack of exposure to the utility sector aided the fund's performance, as utilities was the weakest performing sector in the benchmark.

Fluctuating currency, cash hampered relative returns

During the reporting period, the Australian and Canadian dollars appreciated sharply compared to many other world currencies. Because the fund does not actively manage its currency exposure, which is solely a residual of the investment process, and because it had less exposure to companies whose securities trade in these two currencies, currency had a negative impact on returns. In addition, the fund maintained a modest cash position as equity values soared, which negatively impacted results relative to the index, which is fully invested at all times.

Disappointments from individual holdings

Several individual stock holdings had a negative impact on results relative to the benchmark. Specialty chemical producer Akzo Nobel (1.0% of net assets) and automobile manufacturer Fiat (sold from the portfolio) had negative performance and were among the fund's weakest holdings.

In health care, Swiss biotechnology firm Lonza Group (1.0% of assets) detracted from the fund's relative results as it posted a double-digit negative return following an announcement that one of its clients cancelled a major new product order. The fund was overweight relative to the index in health care, which also detracted from returns because the sector underperformed the index for the period.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	10.00
Class B	9.51
Class C	9.51
Class R	9.99
Class Z	10.15

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.25
Class B	0.11
Class C	0.11
Class R	0.20
Class Z	0.30

Portfolio Manager's Report (continued) – Columbia Marsico International Opportunities Fund

Top 5 sectors

as of 02/28/10 (%)

Consumer Discretionary	17.5
Financials	16.5
Consumer Staples	12.3
Health Care	10.7
Information Technology	10.6

Top 10 holdings

as of 02/28/10 (%)

Credit Suisse Group	3.0
HSBC Holdings	3.0
Anheuser-Busch InBev	3.0
Telefonica	3.0
BASF	3.0
Teva Pharmaceutical Industries	2.5
Research In Motion	2.5
Inditex SA	2.3
Transocean	2.0
Novo-Nordisk	2.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Summary

During the period, we increased the fund's exposure to the consumer discretionary sector and lowered its exposure to the energy and telecommunication services sectors. At the end of the period, the fund's biggest sector weights were in consumer discretionary, financials, consumer staples, health care and information technology. The fund continues to have little or no exposure to the utilities sector. The fund's largest country weights are in Switzerland, Japan, Germany, the United Kingdom, Brazil and France.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.61% without sales charge.

■  The MSCI EAFE Index1 returned 54.58%. The average fund in its peer group, the Lipper International Large-Cap Core Funds Classification2, returned 52.19%.

■  In the Columbia-advised portion of the fund, defensive stocks, particularly in the consumer areas, fell short of expectations and generally accounted for the shortfall relative to the index. Unfavorable currency exposure, health care investments and an underweight in financials held back returns relative to the benchmark in the Marsico-advised portion of the fund.

Portfolio Management

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital Management, LLC ("MCM") and Columbia Management Advisors, LLC ("CMA"). Each manages approximately one-half of the fund's assets. James G. Gendelman manages MCM's portion of the fund. He has been with MCM since 2000. Fred Copper has co-managed CMA's portion of the fund since 2009 and has been associated with CMA or its predecessors since 2005. Colin Moore has co-managed CMA's portion of the fund since 2009 and has been associated with CMA or its predecessors since 2002.

CMA and MCM are SEC-registered investment advisors. CMA is an indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained MCM to serve as investment sub-advisor. As the investment sub-advisor, MCM makes the investment decisions and manages a portion of the fund. MCM is not affiliated with Bank of America.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+49.61%

Class A shares (without sales charge)

+54.58%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class R	1.52
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	9,805	9,242
Class B	9,024	9,024
Class C	9,150	9,150
Class R	9,705	n/a
Class Z	9,965	n/a

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
1-year	49.61	41.08	48.47	43.47	48.67	47.67	49.28	50.09
5-year	1.06	–0.13	0.31	0.00	0.31	0.31	0.85	1.31
10-year	–0.20	–0.79	–1.02	–1.02	–0.88	–0.88	–0.30	–0.03

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	48.97	40.46	47.97	42.97	48.02	47.02	48.63	49.38
5-year	2.78	1.57	2.02	1.71	2.03	2.03	2.57	3.05
10-year	0.23	–0.37	–0.60	–0.60	–0.47	–0.47	0.12	0.39

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher distribution and service (Rule 12b-1) fee.

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	993.90	1,018.60	6.18	6.26	1.25
Class B	1,000.00	1,000.00	990.00	1,014.88	9.87	9.99	2.00
Class C	1,000.00	1,000.00	989.90	1,014.88	9.87	9.99	2.00
Class R	1,000.00	1,000.00	992.90	1,017.36	7.41	7.50	1.50
Class Z	1,000.00	1,000.00	995.00	1,019.84	4.95	5.01	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)

Class A	10.68
Class B	9.75
Class C	9.63
Class R	10.68
Class Z	10.81

Distributions declared per share

03/01/09 – 02/28/10 ($)

Class A	0.43
Class B	0.36
Class C	0.36
Class R	0.41
Class Z	0.46

For the 12-month period that ended February 28, 2010, the fund's Class A shares returned 49.61% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned 54.58%. The average return of the fund's peer group, the Lipper International Large Cap Core Funds Classification, was 52.19%. In the Columbia-advised portion of the fund, an out-of-index weight in China and an overweight in Switzerland aided performance relative to the benchmark. Stock selection in the financials sector also helpful. However, defensive stocks, particularly in the consumer areas, fell short of expectations and generally accounted for the shortfall relative to the index. The Marsico-advised portion of the fund benefited from stock selection in the information technology, energy and consumer discretionary sectors. However, unfavorable currency exposure and an overweight and stock selection in health care detracted from results relative to the benchmark. An underweight in the strongly-performing financials industry also held back relative returns.

Positioned to capitalize on economic recovery

Since taking over the Columbia-advised portion of the fund in July, the manager has shifted the fund's focus from sector allocation to stock selection. During the period, the manager favored companies that stand to benefit from a global economic recovery. In this regard, Clariant (0.3% of net assets), a Swiss chemical manufacturer, aided relative results, as chemical manufacturing is usually one of the early beneficiaries of an economic recovery. Eastern Platinum (0.2% of net assets) in Canada also helped the fund's return in the face of rising global demand for raw materials. The Turkish airline Turk Hava Yollari (0.2% of net assets) did well on the strength of an upturn in air traffic in the Middle East. In the financials sector, UK-based Barclays (0.8% of net assets) was noteworthy because it was one of the few banks in the UK that did not need bailout money. National Bank of Greece and Spain's Banco Santander (0.3% and 1.5% of net assets, respectively) also helped boost relative returns.

In China, the government has identified consumer demand as an engine of economic growth, and Columbia's manager focused on companies that have the potential to benefit from broad consumption trends, such as Dongfeng Motor Group (0.2% of net assets). Coal is the main source of energy in China, and Yanzhou Coal Mining (0.3% of net assets) was another top performer for the portfolio.

As the stock market gained strength, defensive stocks, particularly in the consumer areas, fell short of expectations and were the major area of disappointment for the fund. Game Group (0.3% of net assets), a UK-based hardware and software retailer, did poorly. A trough in the hardware cycle hurt unit growth. It remains in the portfolio.

For Marsico, stock-specific gains benefited results

Information technology holdings were particularly strong in the Marsico portion of the portfolio. Taiwan-based HON HAI Precision Industry (0.5% of net assets), a manufacturer of electronics and computer components, helped drive returns. Dutch semiconductor company ASML Holdings also benefited results, and the manager took

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

profits in the stock. In Brazil, energy company Petrobras (Petroleo Brasileiro) figured heavily in performance before being sold. Brazil-based Gafisa (0.8% of net assets), a homebuilder, was also a strong contributor to return. In the financials sector, Swiss-based bank Credit Suisse Group and ICICI Bank in India (1.6% and 1.0% of net assets, respectively) benefited results. Itau Unibanco in Brazil also registered strong results, and the manager took profits in the company.

During the reporting period, the Australian dollar appreciated sharply compared to many other world currencies. Marsico's portfolio performance was hampered by having a significant underweight in companies whose securities were denominated in the Australian dollar. Among health care stocks, certain pharmaceutical companies declined, as did Swiss biotechnology company Lonza Group (0.5% of net assets). In the materials sector, specialty chemical company Akzo Nobel (0.5% of net assets) posted relatively poor performance.

Summary

The Columbia manager believes that reasonable valuations, combined with low interest rates, could help relieve the crisis of confidence that has resulted from debt problems in Europe, particularly in Greece. Columbia has invested in companies, particularly financial institutions, that have the potential to benefit from a solution to Europe's debt problems. The manager has also boosted investment in Japan, where valuations appear compelling.

At the end of the period, Marsico's primary sector allocations included consumer discretionary, financials, consumer staples, health care and information technology. Marsico had significant weights in Switzerland, Japan, Germany, Brazil and France.

Sources for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Columbia Management Advisors, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/10 (%)

Financials	25.0
Consumer Discretionary	12.8
Industrials	9.7
Energy	8.6
Health Care	7.8

Top 10 holdings

as of 02/28/10 (%)

Telefonica	1.9
BASF	1.8
Anheuser-Busch InBev	1.6
Credit Suisse Group	1.6
HSBC Holdings	1.6
HSBC Holdings (Hong Kong Registered Shares)	1.5
Banco Santander	1.5
Schneider Electric	1.5
Teva Pharmaceutical Industries	1.3
Research In Motion	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Global Value Fund

February 28, 2010

Common Stocks – 99.5%
	Shares	Value ($)
Consumer Discretionary – 4.5%
Automobiles – 0.5%
Toyota Motor Corp.	7,000	262,367
Automobiles Total		262,367
Multiline Retail – 1.8%
Marks & Spencer Group PLC	191,019	961,468
Multiline Retail Total		961,468
Specialty Retail – 2.2%
Home Depot, Inc.	38,100	1,188,720
Specialty Retail Total		1,188,720
Consumer Discretionary Total		2,412,555
Consumer Staples – 13.0%
Food & Staples Retailing – 8.8%
Carrefour SA	18,500	853,581
Koninklijke Ahold NV	76,660	939,457
Safeway, Inc.	60,100	1,497,692
Seven & I Holdings Co., Ltd.	12,800	288,719
SUPERVALU, Inc.	23,186	354,050
Wm. Morrison Supermarkets PLC	177,232	806,676
Food & Staples Retailing Total		4,740,175
Food Products – 4.2%
Sara Lee Corp.	78,260	1,061,206
Unilever NV	39,100	1,176,615
Food Products Total		2,237,821
Consumer Staples Total		6,977,996
Energy – 2.0%
Oil, Gas & Consumable Fuels – 2.0%
ENI SpA	24,200	546,014
Valero Energy Corp.	30,200	529,104
Oil, Gas & Consumable Fuels Total		1,075,118
Energy Total		1,075,118
Financials – 21.0%
Commercial Banks – 11.2%
Fifth Third Bancorp.	68,025	830,585
Intesa Sanpaolo SpA (a)	142,178	499,964
Mitsubishi UFJ Financial Group, Inc.	197,500	998,115
Mizuho Financial Group, Inc.	506,900	981,336
PNC Financial Services Group, Inc.	20,863	1,121,595

	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	28,300	909,728
Wells Fargo & Co.	25,159	687,847
Commercial Banks Total		6,029,170
Diversified Financial Services – 3.7%
Bank of America Corp. (b)	71,524	1,191,590
Citigroup, Inc. (a)	232,369	790,054
Diversified Financial Services Total		1,981,644
Insurance – 6.1%
Aegon NV (a)	178,682	1,126,490
Mitsui Sumitomo Insurance Group Holdings, Inc.	44,600	1,144,053
Tokio Marine Holdings, Inc.	37,300	1,051,680
Insurance Total		3,322,223
Financials Total		11,333,037
Health Care – 16.2%
Health Care Equipment & Supplies – 1.6%
Boston Scientific Corp. (a)	112,473	870,541
Health Care Equipment & Supplies Total		870,541
Health Care Providers & Services – 0.6%
Tenet Healthcare Corp. (a)	59,100	311,457
Health Care Providers & Services Total		311,457
Pharmaceuticals – 14.0%
AstraZeneca PLC	25,500	1,121,173
Bristol-Myers Squibb Co.	40,292	987,557
Daiichi Sankyo Co., Ltd.	47,100	953,186
GlaxoSmithKline PLC	73,020	1,351,678
Pfizer, Inc.	100,800	1,769,040
Sanofi-Aventis SA	18,849	1,378,764
Pharmaceuticals Total		7,561,398
Health Care Total		8,743,396
Industrials – 0.9%
Industrial Conglomerates – 0.9%
General Electric Co.	30,040	482,442
Industrial Conglomerates Total		482,442
Industrials Total		482,442
Information Technology – 18.4%
Communications Equipment – 5.0%
Alcatel-Lucent (a)	250,100	759,424
Motorola, Inc. (a)	93,600	632,736

See Accompanying Notes to Financial Statements.

Columbia Global Value Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	132,289	1,322,927
Communications Equipment Total		2,715,087
Computers & Peripherals – 2.5%
Dell, Inc. (a)	103,030	1,363,087
Computers & Peripherals Total		1,363,087
Electronic Equipment, Instruments & Components – 2.5%
FUJIFILM Holdings Corp.	25,300	804,747
Hitachi Ltd. (a)	156,000	514,469
Electronic Equipment, Instruments & Components Total		1,319,216
Office Electronics – 1.7%
Xerox Corp.	97,300	911,701
Office Electronics Total		911,701
Semiconductors & Semiconductor Equipment – 4.0%
Intel Corp.	57,659	1,183,739
STMicroelectronics NV	112,500	974,261
Semiconductors & Semiconductor Equipment Total		2,158,000
Software – 2.7%
Microsoft Corp.	50,400	1,444,464
Software Total		1,444,464
Information Technology Total		9,911,555
Materials – 3.8%
Chemicals – 3.8%
Akzo Nobel NV	16,700	849,209
Dow Chemical Co.	43,000	1,217,330
Chemicals Total		2,066,539
Materials Total		2,066,539
Telecommunication Services – 19.7%
Diversified Telecommunication Services – 19.7%
AT&T, Inc.	62,827	1,558,738
Brasil Telecom SA, ADR (Ordinary) (a)	11,568	123,315
Brasil Telecom SA, ADR (Preference) (a)	15,672	321,903
Deutsche Telekom AG, Registered Shares	138,403	1,780,913
Nippon Telegraph & Telephone Corp.	43,000	1,873,037

	Shares	Value ($)
Tele Norte Leste Participacoes SA, ADR	14,700	255,339
Telecom Italia SpA	832,893	1,186,278
Telecom Italia SpA, Savings Shares	565,300	600,398
Telefonica SA	42,374	995,012
Telefonos de Mexico SA de CV, ADR, Class L	23,700	371,142
Verizon Communications, Inc.	52,800	1,527,504
Diversified Telecommunication Services Total		10,593,579
Telecommunication Services Total		10,593,579
Total Common Stocks (cost of $68,276,918)		53,596,217
Short-Term Obligation – 1.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10 due 03/01/10, at 0.050%, collateralized by a U.S. Government Agency obligation maturing 02/25/13, market value $585,731 (repurchase proceeds $573,002)	573,000	573,000
Total Short-Term Obligation (cost of $573,000)		573,000
Total Investments – 100.5% (cost of $68,849,918) (c)		54,169,217
Other Assets & Liabilities, Net – (0.5)%		(290,570)
Net Assets – 100.0%		53,878,647

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the year ended February 28, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.	$282,520	$—	$—	$2,861	$1,191,590

(c)  Cost for federal income tax purposes is $74,204,733.

See Accompanying Notes to Financial Statements.

Columbia Global Value Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$1,188,720	$1,223,835	$—	$2,412,555
Consumer Staples	2,912,948	4,065,048	—	6,977,996
Energy	529,104	546,014	—	1,075,118
Financials	4,621,671	6,711,366	—	11,333,037
Health Care	3,938,595	4,804,801	—	8,743,396
Industrials	482,442	—	—	482,442
Information Technology	5,535,727	4,375,828	—	9,911,555
Materials	1,217,330	849,209	—	2,066,539
Telecommunication Services	4,157,941	6,435,638	—	10,593,579
Total Common Stocks	24,584,478	29,011,739	—	53,596,217
Total Short-Term Obligation	—	573,000	—	573,000
Total Investments	$24,584,478	$29,584,739	$—	$54,169,217

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$24,085,780	44.5
Japan	9,781,437	18.1
Netherlands	5,066,032	9.4
United Kingdom	4,240,995	7.8
France	2,991,768	5.5
Italy	2,832,653	5.2
Germany	1,780,914	3.3
Sweden	1,322,927	2.4
Spain	995,012	1.8
Brazil	700,557	1.3
Mexico	371,142	0.7
	$54,169,217	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Value Fund

February 28, 2010

Investment Company – 99.9%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,638,707,783
Total Investments – 99.9%	1,638,707,783
Other Assets & Liabilities, Net – 0.1%	2,072,106
Net Assets – 100.0%	1,640,779,889

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio (the "Master Portfolio"). At February 28, 2010, Columbia International Value Fund owned 86.4% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 28, 2010.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$584,851,970	31.2
United Kingdom	291,331,584	15.5
France	191,609,247	10.2
Netherlands	150,919,204	8.0
Italy	119,318,374	6.4
Switzerland	84,032,878	4.5
Germany	79,977,132	4.3
Brazil	74,131,274	4.0
South Korea	60,469,844	3.2
Portugal	58,804,532	3.1
Finland	40,143,908	2.1
Mexico	37,577,445	2.0
Sweden	32,930,604	1.8
Spain	25,431,898	1.4
United States*	25,250,000	1.3
New Zealand	11,744,172	0.6
Bermuda	6,470,321	0.4
	$1,874,994,387	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Global Fund

February 28, 2010

Common Stocks – 92.4%
	Shares	Value ($)
Consumer Discretionary – 22.4%
Distributors – 2.5%
Li & Fung Ltd.	30,000	139,523
Distributors Total		139,523
Hotels, Restaurants & Leisure – 0.5%
Chipotle Mexican Grill, Inc., Class A (a)	248	25,968
Hotels, Restaurants & Leisure Total		25,968
Household Durables – 6.2%
Cyrela Brazil Realty SA	8,800	109,808
Gafisa SA	11,192	84,850
Gafisa SA, ADR	3,492	107,240
PDG Realty SA Empreendimentos e Participacoes	4,500	40,265
Household Durables Total		342,163
Internet & Catalog Retail – 0.9%
Amazon.com, Inc. (a)	415	49,136
Internet & Catalog Retail Total		49,136
Media – 3.2%
Walt Disney Co.	5,708	178,318
Media Total		178,318
Multiline Retail – 0.8%
Lojas Renner SA	2,100	45,343
Multiline Retail Total		45,343
Specialty Retail – 2.9%
Inditex SA	2,228	131,392
Rue21, Inc. (a)	992	28,510
Specialty Retail Total		159,902
Textiles, Apparel & Luxury Goods – 5.4%
Compagnie Financiere Richemont SA	3,217	108,466
Lululemon Athletica, Inc. (a)	2,312	66,239
Polo Ralph Lauren Corp.	1,574	125,810
Textiles, Apparel & Luxury Goods Total		300,515
Consumer Discretionary Total		1,240,868
Consumer Staples – 5.4%
Beverages – 3.4%
Anheuser-Busch InBev NV	3,725	186,452
Beverages Total		186,452
Food Products – 2.0%
Nestle SA, Registered Shares	2,268	112,846
Food Products Total		112,846
Consumer Staples Total		299,298

	Shares	Value ($)
Energy – 3.9%
Energy Equipment & Services – 1.5%
National-Oilwell Varco, Inc.	1,900	82,593
Energy Equipment & Services Total		82,593
Oil, Gas & Consumable Fuels – 2.4%
OGX Petroleo e Gas Participacoes SA	8,600	74,952
Petroleo Brasileiro SA, ADR	1,305	55,658
Oil, Gas & Consumable Fuels Total		130,610
Energy Total		213,203
Financials – 25.9%
Capital Markets – 2.0%
Credit Suisse Group AG, Registered Shares	1,266	56,214
Julius Baer Group Ltd.	1,745	54,287
Capital Markets Total		110,501
Commercial Banks – 15.1%
First Midwest Bancorp, Inc.	3,438	46,723
HSBC Holdings PLC	14,913	163,632
ICICI Bank Ltd., ADR	2,261	86,483
PNC Financial Services Group, Inc.	2,742	147,410
Standard Chartered PLC	4,250	100,745
Wells Fargo & Co.	10,632	290,679
Commercial Banks Total		835,672
Diversified Financial Services – 4.7%
JPMorgan Chase & Co.	6,263	262,858
Diversified Financial Services Total		262,858
Real Estate Management & Development – 4.1%
BR Malls Participacoes SA (a)	6,600	85,826
Hang Lung Properties Ltd.	27,000	103,657
IFM Investments Ltd., ADR (a)	5,300	37,100
Real Estate Management & Development Total		226,583
Financials Total		1,435,614
Health Care – 7.1%
Biotechnology – 3.5%
Celgene Corp. (a)	1,176	69,995
Gilead Sciences, Inc. (a)	2,616	124,548
Biotechnology Total		194,543
Health Care Equipment & Supplies – 3.6%
Intuitive Surgical, Inc. (a)	566	196,481
Health Care Equipment & Supplies Total		196,481
Health Care Total		391,024

See Accompanying Notes to Financial Statements.

Columbia Marsico Global Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Industrials – 5.0%
Aerospace & Defense – 1.6%
Precision Castparts Corp.	784	88,396
Aerospace & Defense Total		88,396
Commercial Services & Supplies – 0.6%
Ritchie Bros Auctioneers, Inc.	1,714	35,943
Commercial Services & Supplies Total		35,943
Construction & Engineering – 0.4%
AECOM Technology Corp. (a)	801	21,707
Construction & Engineering Total		21,707
Electrical Equipment – 1.4%
ABB Ltd., Registered Shares (a)	3,832	77,514
Electrical Equipment Total		77,514
Marine – 1.0%
Kuehne & Nagel International AG	581	52,705
Marine Total		52,705
Industrials Total		276,265
Information Technology – 14.2%
Communications Equipment – 1.8%
Research In Motion Ltd. (a)	1,404	99,515
Communications Equipment Total		99,515
Computers & Peripherals – 3.0%
Apple, Inc. (a)	712	145,689
Compellent Technologies, Inc. (a)	1,345	20,888
Computers & Peripherals Total		166,577
Electronic Equipment, Instruments & Components – 0.3%
Digital China Holdings Ltd.	9,000	14,146
Electronic Equipment, Instruments & Components Total		14,146
Internet Software & Services – 2.9%
Baidu, Inc., ADR (a)	86	44,607
Google, Inc., Class A (a)	150	79,020
OpenTable, Inc. (a)	1,128	38,442
Internet Software & Services Total		162,069
IT Services – 2.9%
MasterCard, Inc., Class A	719	161,322
IT Services Total		161,322

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 1.1%
Cree, Inc. (a)	938	63,625
Semiconductors & Semiconductor Equipment Total		63,625
Software – 2.2%
Adobe Systems, Inc. (a)	1,448	50,173
Citrix Systems, Inc. (a)	1,629	70,063
Software Total		120,236
Information Technology Total		787,490
Materials – 4.5%
Chemicals – 2.1%
Novozymes A/S, Class B	679	69,694
Praxair, Inc.	652	48,991
Chemicals Total		118,685
Metals & Mining – 2.4%
BHP Billiton PLC	4,351	133,153
Metals & Mining Total		133,153
Materials Total		251,838
Telecommunication Services – 4.0%
Wireless Telecommunication Services – 4.0%
Crown Castle International Corp. (a)	5,846	220,979
Wireless Telecommunication Services Total		220,979
Telecommunication Services Total		220,979
Total Common Stocks (cost of $4,278,749)		5,116,579
Preferred Stock – 0.8%
Consumer Discretionary – 0.8%
Multiline Retail – 0.8%
Lojas Americanas SA	6,500	46,759
Multiline Retail Total		46,759
Consumer Discretionary Total		46,759
Total Preferred Stock (cost of $40,047)		46,759

See Accompanying Notes to Financial Statements.

Columbia Marsico Global Fund

February 28, 2010

Short-Term Obligation – 7.9%
	Par ($)	Value ($)
Repurchase agreement with State Street Bank and Trust Co., dated 02/26/10, due 03/01/10 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $447,931 (repurchase proceeds $435,000)	435,000	435,000
Total Short-Term Obligation (cost of $435,000)		435,000
Total Investments – 101.1% (cost of $4,753,796) (b)		5,598,338
Other Assets & Liabilities, Net – (1.1)%		(61,849)
Net Assets – 100.0%		5,536,489

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,889,279.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$861,487	$379,381	$—	$1,240,868
Consumer Staples	—	299,298	—	299,298
Energy	213,203	—	—	213,203
Financials	957,079	478,535	—	1,435,614
Health Care	391,024	—	—	391,024
Industrials	146,046	130,219	—	276,265
Information Technology	773,344	14,146	—	787,490
Materials	48,991	202,847	—	251,838
Telecommunication Services	220,979	—	—	220,979
Total Common Stocks	3,612,153	1,504,426	—	5,116,579
Total Preferred Stock	46,759	—	—	46,759
Total Short-Term Obligation	—	435,000	—	435,000
Total Investments	$3,658,912	$1,939,426	$—	$5,598,338

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$3,110,425	55.6
Brazil	650,701	11.6
Switzerland	462,032	8.3
United Kingdom	397,530	7.1
Hong Kong	243,180	4.3
Canada	201,697	3.6
Belgium	186,452	3.3
Spain	131,392	2.4
India	86,483	1.5
Denmark	69,694	1.2
China	58,752	1.1
	$5,598,338	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 28, 2010

Common Stocks – 93.8%
	Shares	Value ($)
Consumer Discretionary – 17.5%
Automobiles – 2.6%
Daimler AG, Registered Shares	360,865	15,065,462
Honda Motor Co., Ltd.	479,700	16,629,816
Automobiles Total		31,695,278
Distributors – 1.9%
China Resources Enterprise Ltd.	1,986,000	6,972,102
Li & Fung Ltd.	3,336,000	15,514,980
Distributors Total		22,487,082
Hotels, Restaurants & Leisure – 2.9%
Accor SA	277,539	14,037,506
Compass Group PLC	1,890,174	14,053,295
Ctrip.com International Ltd., ADR (a)	163,666	6,256,951
Hotels, Restaurants & Leisure Total		34,347,752
Household Durables – 5.3%
Cyrela Brazil Realty SA	1,577,700	19,686,874
Gafisa SA	2,480,264	18,802,876
Panasonic Corp.	959,700	13,340,419
PDG Realty SA Empreendimentos e Participacoes	1,367,128	12,232,775
Household Durables Total		64,062,944
Media – 1.0%
Publicis Groupe SA	309,224	12,197,961
Media Total		12,197,961
Specialty Retail – 2.3%
Inditex SA	460,496	27,156,863
Specialty Retail Total		27,156,863
Textiles, Apparel & Luxury Goods – 1.5%
Adidas AG	242,555	12,018,710
Swatch Group AG	21,703	6,034,616
Textiles, Apparel & Luxury Goods Total		18,053,326
Consumer Discretionary Total		210,001,206
Consumer Staples – 12.3%
Beverages – 5.6%
Anheuser-Busch InBev NV	716,877	35,882,749
Heineken NV	379,517	18,639,873
Pernod-Ricard SA	170,309	12,831,098
Beverages Total		67,353,720
Food & Staples Retailing – 3.6%
FamilyMart Co., Ltd.	422,300	13,532,423

	Shares	Value ($)
Metro AG	352,771	18,087,606
Tesco PLC	1,863,131	11,923,261
Food & Staples Retailing Total		43,543,290
Food Products – 2.1%
JBS SA	1,525,600	7,665,356
Nestle SA, Registered Shares	361,386	17,980,993
Food Products Total		25,646,349
Household Products – 1.0%
Reckitt Benckiser Group PLC	225,913	11,877,394
Household Products Total		11,877,394
Consumer Staples Total		148,420,753
Energy – 5.5%
Energy Equipment & Services – 2.0%
Transocean Ltd. (a)	304,403	24,297,447
Energy Equipment & Services Total		24,297,447
Oil, Gas & Consumable Fuels – 3.5%
CNOOC Ltd.	7,846,300	12,312,044
OGX Petroleo e Gas Participacoes SA	2,026,300	17,659,976
Reliance Industries Ltd., GDR (b)	284,450	12,060,680
Oil, Gas & Consumable Fuels Total		42,032,700
Energy Total		66,330,147
Financials – 16.5%
Capital Markets – 4.6%
Credit Suisse Group AG, Registered Shares	817,435	36,296,625
Daiwa Securities Group, Inc.	2,458,000	12,145,444
Julius Baer Group Ltd.	208,750	6,494,229
Capital Markets Total		54,936,298
Commercial Banks – 8.9%
Banco Bilbao Vizcaya Argentaria SA	545,495	7,093,486
BNP Paribas	164,874	11,927,723
HSBC Holdings PLC	3,284,610	36,040,239
ICICI Bank Ltd., ADR	579,769	22,176,164
Mizuho Financial Group, Inc.	6,162,900	11,931,102
Standard Chartered PLC	497,559	11,850,545
Toronto-Dominion Bank	92,870	5,934,783
Commercial Banks Total		106,954,042

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Real Estate Management & Development – 3.0%
CapitaLand Ltd.	7,618,000	20,485,196
Cheung Kong Holdings Ltd.	686,000	8,387,032
Hang Lung Properties Ltd.	1,866,000	7,163,840
Real Estate Management & Development Total		36,036,068
Financials Total		197,926,408
Health Care – 10.2%
Biotechnology – 1.6%
Actelion Ltd., Registered Shares (a)	115,416	5,882,268
CSL Ltd.	456,357	14,065,072
Biotechnology Total		19,947,340
Health Care Equipment & Supplies – 1.6%
Covidien PLC	386,285	18,974,319
Health Care Equipment & Supplies Total		18,974,319
Life Sciences Tools & Services – 1.0%
Lonza Group AG, Registered Shares	151,989	11,969,531
Life Sciences Tools & Services Total		11,969,531
Pharmaceuticals – 6.0%
Novartis AG, Registered Shares	322,547	17,940,129
Novo-Nordisk A/S, Class B	342,730	24,204,805
Teva Pharmaceutical Industries Ltd., ADR	500,751	30,050,067
Pharmaceuticals Total		72,195,001
Health Care Total		123,086,191
Industrials – 9.0%
Building Products – 0.5%
Daikin Industries Ltd.	171,324	6,594,947
Building Products Total		6,594,947
Electrical Equipment – 4.6%
ABB Ltd., Registered Shares (a)	653,886	13,226,849
Alstom SA	282,706	18,090,569
Schneider Electric SA	225,847	24,119,156
Electrical Equipment Total		55,436,574
Road & Rail – 1.3%
Canadian National Railway Co.	288,660	15,200,836
Road & Rail Total		15,200,836

	Shares	Value ($)
Trading Companies & Distributors – 2.6%
Marubeni Corp.	4,047,000	24,187,709
Noble Group Ltd.	3,053,000	6,884,833
Trading Companies & Distributors Total		31,072,542
Industrials Total		108,304,899
Information Technology – 10.6%
Communications Equipment – 2.5%
Research In Motion Ltd. (a)	421,121	29,849,056
Communications Equipment Total		29,849,056
Electronic Equipment, Instruments & Components – 0.9%
HON HAI Precision Industry Co., Ltd.	2,875,390	11,385,908
Electronic Equipment, Instruments & Components Total		11,385,908
Internet Software & Services – 1.0%
Baidu, Inc., ADR (a)	12,174	6,314,410
Tencent Holdings Ltd.	327,100	6,392,697
Internet Software & Services Total		12,707,107
Office Electronics – 1.5%
Canon, Inc.	436,800	18,166,200
Office Electronics Total		18,166,200
Semiconductors & Semiconductor Equipment – 1.6%
Infineon Technologies AG (a)	2,146,731	11,712,849
Sumco Corp. (a)	393,000	7,126,152
Semiconductors & Semiconductor Equipment Total		18,839,001
Software – 3.1%
Autonomy Corp. PLC (a)	641,163	14,957,967
Longtop Financial Technologies Ltd., ADR (a)	254,775	8,458,530
Nintendo Co., Ltd.	49,100	13,357,499
Software Total		36,773,996
Information Technology Total		127,721,268
Materials – 9.2%
Chemicals – 6.6%
Akzo Nobel NV	236,247	12,013,355
BASF SE	635,466	35,684,247
Novozymes A/S, Class B	73,206	7,514,009
Syngenta AG, Registered Shares	92,492	23,935,560
Chemicals Total		79,147,171

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 2.6%
ThyssenKrupp AG	375,864	11,899,241
Vale SA, ADR	713,299	19,872,510
Metals & Mining Total		31,771,751
Materials Total		110,918,922
Telecommunication Services – 3.0%
Diversified Telecommunication Services – 3.0%
Telefonica SA	1,526,307	35,840,219
Diversified Telecommunication Services Total		35,840,219
Telecommunication Services Total		35,840,219
Total Common Stocks (cost of $985,168,708)		1,128,550,013
Preferred Stock – 0.5%
Health Care – 0.5%
Health Care Equipment & Supplies – 0.5%
Fresenius AG	88,419	6,218,441
Health Care Equipment & Supplies Total		6,218,441
Health Care Total		6,218,441
Total Preferred Stock (cost of $6,353,670)		6,218,441
Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations with various maturities to 01/15/14, market value $25,485,938 (repurchase proceeds $24,986,104)	24,986,000	24,986,000
Total Short-Term Obligation (cost of $24,986,000)		24,986,000
Total Investments – 96.4% (cost of $1,016,508,378) (c)		1,159,754,454
Other Assets & Liabilities, Net – 3.6%		43,217,914
Net Assets – 100.0%		1,202,972,368

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers. At February 28, 2010, this security which is not illiquid, amounted to $12,060,680, which represents 1.0% of net assets.

(c)  Cost for federal income tax purposes is $1,062,984,695.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$56,979,476	$153,021,730	$—	$210,001,206
Consumer Staples	7,665,356	140,755,397	—	148,420,753
Energy	54,018,103	12,312,044	—	66,330,147
Financials	28,110,947	169,815,461	—	197,926,408
Health Care	49,024,386	74,061,805	—	123,086,191
Industrials	15,200,836	93,104,063	—	108,304,899
Information Technology	44,621,996	83,099,272	—	127,721,268
Materials	19,872,510	91,046,412	—	110,918,922
Telecommunication Services	—	35,840,219	—	35,840,219
Total Common Stocks	275,493,610	853,056,403	—	1,128,550,013
Total Preferred Stock	—	6,218,441	—	6,218,441
Total Short-Term Obligation	—	24,986,000	—	24,986,000
Total Investments	$275,493,610	$884,260,844	$—	$1,159,754,454

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2010

The following table reconciles asset balances for the year ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Rights Industrials	$746,858	$—	$33,232	$—	$(780,090)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Switzerland	$164,058,248	14.2
Japan	137,011,711	11.8
Germany	110,686,554	9.5
United Kingdom	100,702,702	8.7
Brazil	95,920,367	8.3
France	93,204,013	8.0
Spain	70,090,568	6.0
Canada	50,984,675	4.4
China	46,706,734	4.0
Hong Kong	37,950,685	3.3
Belgium	35,882,749	3.1
India	34,236,844	3.0
Denmark	31,718,813	2.7
Netherlands	30,653,228	2.6
Israel	30,050,068	2.6
United States*	24,986,000	2.2
Singapore	20,485,196	1.8
Ireland	18,974,319	1.6
Australia	14,065,072	1.2
Taiwan	11,385,908	1.0
	$1,159,754,454	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks – 95.7%
	Shares	Value ($)
Consumer Discretionary – 12.8%
Automobiles – 3.1%
Daimler AG, Registered Shares	224,651	9,378,774
Dongfeng Motor Group Co., Ltd., Class H	2,104,000	3,057,544
Honda Motor Co., Ltd.	465,200	16,127,143
Nissan Motor Co., Ltd. (a)	566,500	4,495,273
Toyota Motor Corp.	266,500	9,988,688
Automobiles Total		43,047,422
Distributors – 1.0%
China Resources Enterprise Ltd.	1,218,000	4,275,941
Li & Fung Ltd.	2,078,000	9,664,307
Distributors Total		13,940,248
Hotels, Restaurants & Leisure – 1.5%
Accor SA	173,542	8,777,494
Compass Group PLC	1,181,906	8,787,378
Ctrip.com International Ltd., ADR (a)	101,760	3,890,285
Hotels, Restaurants & Leisure Total		21,455,157
Household Durables – 2.8%
Cyrela Brazil Realty SA	977,290	12,194,831
Gafisa SA	1,528,706	11,589,117
Panasonic Corp.	594,400	8,262,525
PDG Realty SA Empreendimentos e Participacoes	853,200	7,634,255
Household Durables Total		39,680,728
Leisure Equipment & Products – 0.3%
Altek Corp.	2,406,000	3,863,403
Leisure Equipment & Products Total		3,863,403
Media – 1.0%
Daiichikosho Co., Ltd.	251,700	3,396,796
Publicis Groupe SA	192,503	7,593,667
Vivendi	143,343	3,610,886
Media Total		14,601,349
Specialty Retail – 1.9%
Game Group PLC	3,449,233	4,312,699
Inditex SA	288,006	16,984,598
USS Co., Ltd.	73,390	4,758,021
Specialty Retail Total		26,055,318

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.2%
Adidas AG	150,996	7,481,920
Polo Ralph Lauren Corp. (b)	61,820	4,941,273
Swatch Group AG	13,591	3,779,038
Textiles, Apparel & Luxury Goods Total		16,202,231
Consumer Discretionary Total		178,845,856
Consumer Staples – 7.8%
Beverages – 3.0%
Anheuser-Busch InBev NV	446,267	22,337,565
Heineken NV	235,463	11,564,700
Pernod-Ricard SA	105,371	7,938,663
Beverages Total		41,840,928
Food & Staples Retailing – 2.9%
FamilyMart Co., Ltd.	446,600	14,311,106
Koninklijke Ahold NV	333,047	4,081,442
Matsumotokiyoshi Holdings Co., Ltd.	198,200	4,359,084
Metro AG	217,214	11,137,200
Tesco PLC	1,142,998	7,314,710
Food & Staples Retailing Total		41,203,542
Food Products – 1.4%
JBS SA	946,100	4,753,666
Nestle SA, Registered Shares	224,969	11,193,478
Toyo Suisan Kaisha Ltd.	113,500	3,163,104
Food Products Total		19,110,248
Household Products – 0.5%
Reckitt Benckiser Group PLC	140,635	7,393,896
Household Products Total		7,393,896
Consumer Staples Total		109,548,614
Energy – 8.6%
Energy Equipment & Services – 1.7%
Noble Corp.	122,889	5,193,289
Shinko Plantech Co., Ltd.	323,800	3,199,914
Transocean Ltd. (a)	189,308	15,110,565
Energy Equipment & Services Total		23,503,768
Oil, Gas & Consumable Fuels – 6.9%
AWE Ltd. (a)	2,105,717	4,755,603
BP PLC	1,954,131	17,243,279
CNOOC Ltd.	4,855,089	7,618,377

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
ENI SpA	352,467	7,952,552
OGX Petroleo e Gas Participacoes SA	1,265,100	11,025,828
Reliance Industries Ltd., GDR (c)	177,100	7,509,040
Repsol YPF SA	143,039	3,239,984
Royal Dutch Shell PLC, Class B	620,584	16,242,657
Total SA	317,512	17,717,305
Yanzhou Coal Mining Co., Ltd., Class H	2,006,000	4,258,985
Oil, Gas & Consumable Fuels Total		97,563,610
Energy Total		121,067,378
Financials – 25.0%
Capital Markets – 3.1%
Credit Suisse Group AG, Registered Shares	508,362	22,572,834
Daiwa Securities Group, Inc.	1,521,000	7,515,550
Intermediate Capital Group PLC	1,242,237	4,591,449
Julius Baer Group Ltd.	129,950	4,042,754
Tokai Tokyo Financial Holdings	1,434,000	5,520,041
Capital Markets Total		44,242,628
Commercial Banks – 14.2%
Australia & New Zealand Banking Group Ltd.	485,388	10,066,013
Banco Bilbao Vizcaya Argentaria SA	1,199,504	15,598,062
Banco Santander SA	1,619,022	21,051,168
Bangkok Bank PCL, Foreign Registered Shares	1,055,600	3,719,262
Bank of China Ltd., Class H	6,935,000	3,359,327
Governor & Co. of the Bank of Ireland (a)	1,168,116	1,590,565
Barclays PLC	2,486,459	11,847,972
BNP Paribas	206,597	14,946,152
Commonwealth Bank of Australia	122,751	5,931,711
DBS Group Holdings Ltd.	896,000	8,923,668
HSBC Holdings PLC	2,042,696	22,413,392
HSBC Holdings PLC (Hong Kong Registered Shares)	1,922,436	21,262,296
ICICI Bank Ltd., ADR	361,970	13,845,352
Mizuho Financial Group, Inc.	3,847,700	7,448,977
National Australia Bank Ltd.	151,818	3,461,350
National Bank of Greece SA (a)	247,382	4,614,814

	Shares	Value ($)
National Bank of Pakistan	3,284,743	3,416,133
Standard Chartered PLC	309,739	7,377,167
Sumitomo Mitsui Financial Group, Inc.	172,700	5,551,592
Svenska Handelsbanken AB, Class A	112,192	3,060,583
Toronto-Dominion Bank	150,113	9,592,851
Commercial Banks Total		199,078,407
Consumer Finance – 0.3%
Hitachi Capital Corp.	308,100	4,241,165
Consumer Finance Total		4,241,165
Diversified Financial Services – 0.5%
ING Groep NV (a)	764,657	6,835,448
Diversified Financial Services Total		6,835,448
Insurance – 3.4%
Allianz SE, Registered Shares	28,848	3,331,019
Baloise Holding AG, Registered Shares	83,119	7,149,356
Brit Insurance Holdings NV	435,113	5,102,376
Lincoln National Corp.	120,997	3,046,704
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	51,766	8,010,869
Sampo Oyj, Class A	219,262	5,314,335
XL Capital Ltd., Class A	223,210	4,078,047
Zurich Financial Services AG, Registered Shares	47,882	11,544,275
Insurance Total		47,576,981
Real Estate Investment Trusts (REITs) – 0.8%
Japan Retail Fund Investment Corp.	5,768	6,842,784
Wereldhave NV	46,284	4,167,686
Real Estate Investment Trusts (REITs) Total		11,010,470
Real Estate Management & Development – 2.7%
CapitaLand Ltd.	4,685,500	12,599,552
Cheung Kong Holdings Ltd.	925,300	11,312,712
Hang Lung Properties Ltd.	1,157,000	4,441,888
Hongkong Land Holdings Ltd.	1,102,000	5,069,200
Sinolink Worldwide Holdings Ltd.	25,934,000	4,343,410
Real Estate Management & Development Total		37,766,762
Financials Total		350,751,861

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Health Care – 7.8%
Biotechnology – 0.9%
Actelion Ltd., Registered Shares (a)	71,531	3,645,634
CSL Ltd.	285,776	8,807,710
Biotechnology Total		12,453,344
Health Care Equipment & Supplies – 0.8%
Covidien PLC	240,500	11,813,360
Health Care Equipment & Supplies Total		11,813,360
Health Care Providers & Services – 0.4%
Miraca Holdings, Inc.	178,100	5,392,414
Health Care Providers & Services Total		5,392,414
Life Sciences Tools & Services – 0.5%
Lonza Group AG, Registered Shares	94,616	7,451,258
Life Sciences Tools & Services Total		7,451,258
Pharmaceuticals – 5.2%
Astellas Pharma, Inc.	87,100	3,279,301
AstraZeneca PLC	108,346	4,763,712
Novartis AG, Registered Shares	200,791	11,168,036
Novo-Nordisk A/S, Class B	212,639	15,017,318
Sanofi-Aventis SA	209,130	15,297,410
Santen Pharmaceutical Co., Ltd.	147,700	4,746,283
Teva Pharmaceutical Industries Ltd., ADR	311,417	18,688,134
Pharmaceuticals Total		72,960,194
Health Care Total		110,070,570
Industrials – 9.7%
Aerospace & Defense – 0.3%
BAE Systems PLC	814,711	4,649,819
Aerospace & Defense Total		4,649,819
Airlines – 0.2%
Turk Hava Yollari A.O.	920,174	2,915,521
Airlines Total		2,915,521
Building Products – 0.3%
Daikin Industries Ltd.	105,488	4,060,656
Building Products Total		4,060,656
Commercial Services & Supplies – 0.1%
Aeon Delight Co., Ltd.	141,200	1,932,570
Commercial Services & Supplies Total		1,932,570

	Shares	Value ($)
Construction & Engineering – 1.4%
COMSYS Holdings Corp.	232,600	2,233,190
JGC Corp.	192,000	3,608,982
Maire Tecnimont SpA	1,266,828	3,932,947
Monadelphous Group Ltd.	203,417	2,590,517
Toyo Engineering Corp.	836,000	2,804,074
Vinci SA	77,210	4,042,364
Construction & Engineering Total		19,212,074
Electrical Equipment – 2.9%
ABB Ltd., Registered Shares (a)	404,328	8,178,774
Alstom SA	175,242	11,213,867
Schneider Electric SA	196,905	21,028,317
Electrical Equipment Total		40,420,958
Industrial Conglomerates – 0.8%
DCC PLC	147,145	3,856,930
Siemens AG, Registered Shares	51,201	4,391,528
Tyco International Ltd.	98,479	3,551,153
Industrial Conglomerates Total		11,799,611
Machinery – 0.2%
Demag Cranes AG	98,194	3,235,682
Machinery Total		3,235,682
Professional Services – 0.6%
Atkins WS PLC	578,069	5,081,497
Teleperformance	111,866	3,565,867
Professional Services Total		8,647,364
Road & Rail – 0.7%
Canadian National Railway Co.	179,986	9,478,063
Road & Rail Total		9,478,063
Trading Companies & Distributors – 2.2%
ITOCHU Corp.	347,000	2,796,466
Marubeni Corp.	2,535,000	15,150,937
Mitsui & Co., Ltd.	527,800	8,192,202
Noble Group Ltd.	1,883,000	4,246,361
Trading Companies & Distributors Total		30,385,966
Industrials Total		136,738,284
Information Technology – 7.4%
Communications Equipment – 1.3%
Research In Motion Ltd. (a)	261,895	18,563,118
Communications Equipment Total		18,563,118

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Electronic Equipment, Instruments & Components – 1.0%
FUJIFILM Holdings Corp.	118,700	3,775,634
HON HAI Precision Industry Co., Ltd.	1,768,337	7,002,223
Venture Corp., Ltd.	630,000	3,782,599
Electronic Equipment, Instruments & Components Total		14,560,456
Internet Software & Services – 0.6%
Baidu, Inc., ADR (a)	7,614	3,949,229
Tencent Holdings Ltd.	202,800	3,963,433
Internet Software & Services Total		7,912,662
IT Services – 0.5%
Cap Gemini SA	95,948	4,420,462
Redecard SA	126,500	1,840,993
IT Services Total		6,261,455
Office Electronics – 1.2%
Canon, Inc.	387,500	16,115,848
Office Electronics Total		16,115,848
Semiconductors & Semiconductor Equipment – 1.0%
Infineon Technologies AG (a)	1,339,642	7,309,264
Sumco Corp. (a)	241,800	4,384,488
United Microelectronics Corp., ADR (a)	868,942	2,980,471
Semiconductors & Semiconductor Equipment Total		14,674,223
Software – 1.8%
Autonomy Corp. PLC (a)	399,781	9,326,663
Longtop Financial Technologies Ltd., ADR (a)	158,602	5,265,586
Nintendo Co., Ltd.	30,500	8,297,428
NSD Co., Ltd.	235,900	2,657,841
Software Total		25,547,518
Information Technology Total		103,635,280
Materials – 7.4%
Chemicals – 4.9%
Akzo Nobel NV	147,068	7,478,530
BASF SE	459,302	25,791,853
Clariant AG, Registered Shares (a)	330,915	3,585,619
Kansai Paint Co., Ltd.	808,000	6,548,033
Makhteshim-Agan Industries Ltd.	1,009,677	5,170,256
Novozymes A/S, Class B	44,911	4,609,754

	Shares	Value ($)
Syngenta AG, Registered Shares	57,847	14,969,947
Chemicals Total		68,153,992
Metals & Mining – 2.2%
BlueScope Steel Ltd.	1,042,910	2,261,868
Eastern Platinum Ltd. (a)	2,199,300	2,738,152
First Quantum Minerals Ltd.	38,928	3,033,735
ThyssenKrupp AG	233,981	7,407,456
Vale SA, ADR	446,100	12,428,346
Yamato Kogyo Co., Ltd.	82,400	2,603,374
Metals & Mining Total		30,472,931
Paper & Forest Products – 0.3%
Svenska Cellulosa AB, Class B	326,991	4,833,916
Paper & Forest Products Total		4,833,916
Materials Total		103,460,839
Telecommunication Services – 5.1%
Diversified Telecommunication Services – 3.9%
BCE, Inc.	212,400	5,894,393
France Telecom SA	114,391	2,682,975
Nippon Telegraph & Telephone Corp.	188,400	8,206,517
Tele2 AB, Class B	378,484	5,626,989
Telefonica SA	1,131,944	26,579,922
Telenor ASA (a)	388,900	4,916,203
Diversified Telecommunication Services Total		53,906,999
Wireless Telecommunication Services – 1.2%
Softbank Corp.	207,700	5,440,012
Vodafone Group PLC	5,448,492	11,751,464
Wireless Telecommunication Services Total		17,191,476
Telecommunication Services Total		71,098,475
Utilities – 4.1%
Electric Utilities – 1.9%
E.ON AG	141,827	5,051,021
Enel SpA	1,684,764	9,136,091
Fortum Oyj	266,729	6,795,315
Okinawa Electric Power Co., Inc.	95,200	5,261,208
Electric Utilities Total		26,243,635
Independent Power Producers & Energy Traders – 0.6%
Drax Group PLC	794,689	4,845,754
Energy Development Corp.	31,183,000	3,245,060
Independent Power Producers & Energy Traders Total		8,090,814

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Multi-Utilities – 1.2%
AGL Energy Ltd.	484,647	6,241,477
RWE AG	135,237	11,468,581
Multi-Utilities Total		17,710,058
Water Utilities – 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	164,200	2,757,640
Guangdong Investment Ltd.	5,252,000	2,638,805
Water Utilities Total		5,396,445
Utilities Total		57,440,952
Total Common Stocks (cost of $1,172,793,601)		1,342,658,109
Preferred Stock – 0.3%
Health Care – 0.3%
Health Care Equipment & Supplies – 0.3%
Fresenius SE	54,799	3,853,971
Health Care Equipment & Supplies Total		3,853,971
Health Care Total		3,853,971
Total Preferred Stock (cost of $3,937,118)		3,853,971
Investment Company – 0.8%
iShares MSCI EAFE Index Fund	217,733	11,457,110
Total Investment Company (cost of $11,556,849)		11,457,110
Short-Term Obligation – 1.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations maturing 06/15/12, market value $22,685,117 (repurchase proceeds $22,235,093)	22,235,000	22,235,000
Total Short-Term Obligation (cost of $22,235,000)		22,235,000
Total Investments – 98.4% (cost of $1,210,522,568) (d)		1,380,204,190
Other Assets & Liabilities, Net – 1.6%		22,784,271
Net Assets – 100.0%		1,402,988,461

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally on a foreign exchange or to qualified institutional buyers. At February 28, 2010, this security, which is not illiquid, amounted to $7,509,040 which represents 0.5% of net assets.

(d)  Cost for federal income tax purposes is $1,246,876,100.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$40,249,761	$138,596,095	$—	$178,845,856
Consumer Staples	4,753,666	104,794,948	—	109,548,614
Energy	38,838,722	82,228,656	—	121,067,378
Financials	35,632,154	315,119,707	—	350,751,861
Health Care	30,501,494	79,569,076	—	110,070,570
Industrials	13,029,216	123,709,068	—	136,738,284
Information Technology	32,599,397	71,035,883	—	103,635,280
Materials	18,200,233	85,260,606	—	103,460,839
Telecommunication Services	5,894,393	65,204,082	—	71,098,475
Utilities	2,757,640	54,683,312	—	57,440,952
Total Common Stocks	222,456,676	1,120,201,433	—	1,342,658,109
Total Preferred Stock	—	3,853,971	—	3,853,971
Total Investment Company	11,457,110	—	—	11,457,110
Total Short-Term Obligation	—	22,235,000	—	22,235,000
Total Investments	233,913,786	1,146,290,404	—	1,380,204,190
Total Written Call Options	(16,686)	—	—	(16,686)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(3,924,566)	—	(3,924,566)
Total	$233,897,100	$1,142,365,838	$—	$1,376,262,938

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

The following table reconciles asset balances for the year ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Rights Industrials	$419,147	$—	$116,985	$—	$(536,132)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund had the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Polo Ralph Lauren Corp.	$85.0	618	03/20/10	$39,551	$(16,686)
Total written call options (proceeds $39,551)					$(16,686)

For the year ended February 28, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2009	—	—
Options written	3,708	$211,284
Options terminated in closing purchase transactions	(2,472)	(111,170)
Options exercised	—	—
Options expired	(618)	(60,563)
Options outstanding at February 28, 2010	618	$39,551

Forward foreign currency exchange contracts outstanding on February 28, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$21,324,967	$21,280,489	03/11/10	$44,478
EUR	40,056,496	42,755,092	03/11/10	(2,698,596)
EUR	1,970,282	2,072,249	03/11/10	(101,967)
EUR	1,315,337	1,399,387	03/11/10	(84,050)
EUR	4,742,565	4,900,713	03/11/10	(158,148)
EUR	2,562,591	2,543,835	03/11/10	18,756
GBP	20,043,761	21,470,573	03/11/10	(1,426,812)
GBP	1,573,495	1,637,331	03/11/10	(63,836)
JPY	7,180,288	7,107,938	03/11/10	72,350
NOK	1,339,218	1,380,110	03/11/10	(40,892)
				$(4,438,717)

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,390,506	$1,405,833	03/11/10	$15,327
CAD	14,376,324	14,252,334	03/11/10	(123,990)
CAD	2,095,577	2,102,884	03/11/10	7,307
CHF	13,789,914	14,274,150	03/11/10	484,236
EUR	5,138,800	5,271,746	03/11/10	132,946
GBP	2,444,100	2,500,848	03/11/10	56,748
ILS	7,134,947	7,127,151	03/11/10	(7,796)
JPY	1,440,934	1,395,069	03/11/10	(45,865)
JPY	1,680,404	1,644,168	03/11/10	(36,236)
SEK	1,383,510	1,403,259	03/11/10	19,749
SGD	3,538,842	3,559,037	03/11/10	20,195
THB	4,289,313	4,257,530	03/11/10	(31,783)
TWD	9,241,936	9,265,249	03/11/10	23,313
				$514,151

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2010

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$226,669,221	16.4
United Kingdom	174,308,180	12.6
France	122,835,427	8.9
Switzerland	109,281,002	7.9
Germany	107,849,139	7.8
Spain	83,453,733	6.1
United States*	81,426,501	5.9
Brazil	64,224,677	4.7
Canada	49,300,311	3.6
Australia	44,116,249	3.2
China	42,277,514	3.1
Hong Kong	34,831,517	2.5
Netherlands	34,127,804	2.5
Singapore	29,552,180	2.1
Israel	23,858,391	1.7
Belgium	22,337,565	1.6
India	21,354,393	1.6
Italy	21,021,590	1.5
Denmark	19,627,072	1.4
Taiwan	13,846,097	1.0
Sweden	13,521,487	1.0
Finland	12,109,650	0.9
Ireland	5,447,496	0.4
Norway	4,916,204	0.4
Greece	4,614,814	0.3
Thailand	3,719,262	0.3
Pakistan	3,416,133	0.2
Philippines	3,245,060	0.2
Turkey	2,915,521	0.2
	$1,380,204,190	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

ILS	Israeli Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Assets
Unaffiliated investments, at identified cost	60,402,031	—	4,753,796	1,016,508,378	1,210,522,568
Affiliated investments, at identified cost	8,447,887	—	—	—	—
Investment in Columbia International Value Master Portfolio, at identified cost	—	2,015,331,886	—	—	—
Total investments, at identified cost	68,849,918	2,015,331,886	4,753,796	1,016,508,378	1,210,522,568
Unaffiliated investments, at value	52,977,627	—	5,598,338	1,159,754,454	1,380,204,190
Affiliated investments, at value	1,191,590	—	—	—	—
Investment in Columbia International Value Master Portfolio, at value	—	1,638,707,783	—	—	—
Total investments, at value	54,169,217	1,638,707,783	5,598,338	1,159,754,454	1,380,204,190
Cash	902	—	765	676	505
Foreign currency (cost of $—, $—, $—, $40,829 and $457,315, respectively)	—	—	—	40,833	459,881
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	895,405
Receivable for:
Investments sold	—	—	43,791	56,356,586	35,306,582
Fund shares sold	—	4,598,528	8,395	2,067,437	4,602,658
Dividends	139,419	—	2,236	790,608	1,795,993
Interest	2	—	—	104	133
Foreign tax reclaims	—	—	3,837	2,950,570	635,186
Expense reimbursement due from investment advisor	9,919	—	11,192	—	—
Prepaid expenses	723	—	59	15,091	17,393
Total Assets	54,320,182	1,643,306,311	5,668,613	1,221,976,359	1,423,917,926
Liabilities
Written options, at value (premium of $—, $—, $—, $— and $39,551, respectively)	—	—	—	—	16,686
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	4,819,971
Payable for:
Investments purchased	—	—	—	15,089,382	13,124,944
Fund shares repurchased	228,245	1,740,555	32,074	2,087,427	1,450,516
Foreign capital gains taxes withheld	—	—	—	—	64,112
Investment advisory fee	38,582	—	3,302	742,097	698,435
Administration fee	3,551	210,981	—	192,468	170,206
Pricing and bookkeeping fees	5,660	3,167	2,743	13,507	13,968
Transfer agent fee	20,464	346,685	2,413	414,158	294,145
Trustees' fees	41,379	23,679	11,217	45,018	78,598
Audit fee	45,950	18,260	35,000	40,623	36,723
Custody fee	4,109	530	4,668	102,966	113,009
Distribution and service fees	26,482	128,912	1,803	82,676	6,955
Chief compliance officer expenses	118	206	104	209	218
Interest payable	—	—	—	—	39
Other liabilities	26,995	53,447	38,800	193,460	40,940
Total Liabilities	441,535	2,526,422	132,124	19,003,991	20,929,465
Net Assets	53,878,647	1,640,779,889	5,536,489	1,202,972,368	1,402,988,461

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – International/Global Stock Funds
February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Assets Consist of
Paid-in capital	140,810,101	2,202,943,526	6,717,785	1,950,633,456	1,933,384,639
Undistributed (overdistributed) net investment income	682,456	13,350,907	—	(3,524,958)	(6,317,871)
Accumulated net investment loss	—	—	(26,339)	—	—
Accumulated net realized loss	(72,932,723)	(198,890,441)	(1,999,652)	(887,320,939)	(689,810,772)
Net unrealized appreciation (depreciation) on:
Investments	(14,680,701)	(376,624,103)	844,542	143,246,076	169,681,622
Foreign currency translations	(486)	—	153	(61,267)	(3,907,910)
Foreign capital gains tax	—	—	—	—	(64,112)
Written options	—	—	—	—	22,865
Net Assets	53,878,647	1,640,779,889	5,536,489	1,202,972,368	1,402,988,461
Class A
Net assets	$15,640,918	$380,578,107	$1,990,037	$168,800,724	$24,243,219
Shares outstanding	2,671,771	28,224,101	253,348	16,883,134	2,269,339
Net asset value per share (a)(b)	$5.85	$13.48	$7.85	$10.00	$10.68
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$6.21	$14.30	$8.33	$10.61	$11.33
Class B
Net assets	$6,276,906	$8,476,206	—	$17,810,168	$1,190,129
Shares outstanding	1,115,996	651,211	—	1,873,681	122,047
Net asset value and offering price per share (a)(b)	$5.62	$13.02	—	$9.51	$9.75
Class C
Net assets	$19,665,314	$63,913,975	$1,425,988	$44,465,610	$1,727,848
Shares outstanding	3,495,884	4,919,043	183,355	4,674,018	179,399
Net asset value and offering price per share (a)(b)	$5.63	$12.99	$7.78	$9.51	$9.63
Class R
Net assets	—	—	$984,155	$3,326,661	$289,013
Shares outstanding	—	—	125,654	333,115	27,060
Net asset value and offering price per share (b)	—	—	$7.83	$9.99	$10.68
Class Z
Net assets	$12,295,509	$1,187,811,601	$1,136,309	$968,569,205	$1,375,538,252
Shares outstanding	2,082,215	87,241,118	144,259	95,423,191	127,215,145
Net asset value and offering price per share (b)	$5.91	$13.62	$7.88	$10.15	$10.81

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – International/Global Stock Funds
For the Year Ended February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Investment Income
Dividends	2,195,066	—	60,424	27,047,055	41,837,251
Dividends from affiliates	2,861	—	—	—	—
Interest	1,306	—	135	49,351	40,281
Foreign taxes withheld	(202,336)	—	(4,524)	(2,686,990)	(3,894,701)
Allocated from Master Portfolio:
Dividends	—	65,952,980	—	—	—
Interest	—	18,858	—	—	—
Foreign taxes withheld	—	(6,475,552)	—	—	—
Expenses (a)	—	(13,078,201)	—	—	—
Total Investment Income	1,996,897	46,418,085	56,035	24,409,416	37,982,831
Expenses
Investment advisory fee	600,279	—	37,247	10,350,691	9,501,068
Administration fee	65,422	2,523,528	—	2,706,440	2,340,535
Distribution fee:
Class B	60,336	117,908	—	141,837	9,896
Class C	175,288	471,362	8,834	353,171	13,300
Class R	—	—	4,318	15,664	992
Service fee:
Class B	20,112	39,414	—	47,279	3,299
Class C	58,429	157,299	2,945	117,724	4,433
Distribution and service fees—Class A	43,756	839,422	4,057	554,223	58,172
Transfer agent fee	116,551	1,663,353	6,809	1,659,399	1,840,067
Pricing and bookkeeping fees	59,373	38,000	22,418	151,423	155,605
Trustees' fees	38,858	12,882	29,672	41,127	50,304
Custody fee	16,438	3,599	21,659	342,855	556,411
Registration fees	52,546	101,375	18,656	113,047	62,113
Audit fee	46,752	22,980	44,954	57,119	55,741
Legal fees	55,565	30,827	35,333	54,123	55,449
Reports to shareholders	51,249	195,760	24,428	243,968	137,550
Chief compliance officer expenses	610	1,176	587	985	1,091
Other expenses	5,737	10,194	165	48,580	47,477
Expenses before interest expense	1,467,301	6,229,079	262,082	16,999,655	14,893,503
Interest expense	391	—	—	—	2,759
Interest expense allocated from Master Portfolio	—	45	—	—	—
Total Expenses	1,467,692	6,229,124	262,082	16,999,655	14,896,262
Fees waived by transfer agent	(11,254)	—	—	—	—
Fees waived or expenses reimbursed by investment advisor	(187,426)	—	(178,993)	—	—
Expense reductions	—	— *	(1)	(21)	(16)
Net Expenses	1,269,012	6,229,124	83,088	16,999,634	14,896,246
Net Investment Income (Loss)	727,885	40,188,961	(27,053)	7,409,782	23,086,585

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – International/Global Stock Funds
For the Year Ended February 28, 2010

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax and Written Options
Net realized gain (loss) on:
Investments	(37,717,986)	—	114,960	(57,584,371)	(143,284,094)
Foreign currency transactions	15,442	—	(2,915)	(1,032,089)	(2,462,347)
Written options	—	—	—	—	(134,189)
Allocated from Master Portfolio:
Investments	—	(159,876,930)	—	—	—
Foreign currency transactions	—	(99,762)	—	—	—
Net realized gain (loss)	(37,702,544)	(159,976,692)	112,045	(58,616,460)	(145,880,630)
Net change in unrealized appreciation (depreciation) on:
Investments	64,453,095	—	1,805,452	571,634,915	677,866,754
Foreign currency translations	(4,618)	—	261	332,780	(3,640,325)
Foreign capital gains tax	—	—	—	—	(64,112)
Written options	—	—	—	—	22,865
Allocated from Master Portfolio:
Investments	—	603,196,909	—	—	—
Net change in unrealized appreciation (depreciation)	64,448,477	603,196,909	1,805,713	571,967,695	674,185,182
Net Gain	26,745,933	443,220,217	1,917,758	513,351,235	528,304,552
Net Increase Resulting from Operations	27,473,818	483,409,178	1,890,705	520,761,017	551,391,137

*  Rounds to less than $1.00.

(a)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund		Columbia International Value Fund				Columbia Marsico Global Fund		Columbia Marsico International Opportunities Fund		Columbia Multi-Advisor International Equity Fund
	Year Ended February 28,		Year Ended February 28,				Year Ended February 28,	Period Ended February 28,	Year Ended February 28,		Year Ended February 28,
	2010 ($)	2009 ($)	2010 ($)		2009 ($)		2010 ($)	2009 ($)(a)	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income (loss)	727,885	3,557,259	40,188,961		68,577,762		(27,053)	(2,724)	7,409,782	29,529,687	23,086,585	46,475,156
Net realized gain (loss) on investments, foreign currency transactions and written options	(37,702,544)	(35,267,032)	(159,976,692	)(b)	612,141	(b)	112,045	(2,110,222)	(58,616,460)	(809,465,919)	(145,880,630)	(531,975,204)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax and written options	64,448,477	(61,349,407)	603,196,909	(b)	(1,063,642,912	)(b)	1,805,713	(961,018)	571,967,695	(903,111,442)	674,185,182	(858,099,830)
Net increase (decrease) resulting from operations	27,473,818	(93,059,180)	483,409,178		(994,453,009)		1,890,705	(3,073,964)	520,761,017	(1,683,047,674)	551,391,137	(1,343,599,878)
Distributions to Shareholders
From net investment income:
Class A	(901,429)	—	(5,462,082)		(15,716,871)		(7,179)	—	(5,996,940)	—	(963,875)	(158,648)
Class B	(368,815)	—	(112,512)		(961,592)		—	—	(227,998)	—	(48,849)	—
Class C	(1,033,688)	—	(642,030)		(2,426,795)		—	—	(570,820)	—	(67,661)	—
Class R	—	—	—		—		(1,931)	—	(64,392)	—	(7,655)	(528)
Class Z	(1,181,811)	(167,262)	(20,344,658)		(48,475,840)		(6,194)	—	(30,799,010)	—	(61,842,478)	(16,730,152)
From net realized gains:
Class A	—	(6,633,069)	—		(70,649,622)		—	—	—	(5,202,687)	—	(512,920)
Class B	—	(1,846,971)	—		(4,728,265)		—	—	—	(370,849)	—	(40,298)
Class C	—	(5,823,816)	—		(10,603,426)		—	—	—	(963,694)	—	(50,546)
Class R	—	—	—		—		—	—	—	(34,263)	—	(2,479)
Class Z	—	(4,631,685)	—		(153,916,735)		—	—	—	(20,805,912)	—	(31,250,024)
From return of capital:
Class A	—	—	—		(287,483)		—	—	—	—	—	—
Class B	—	—	—		(21,779)		—	—	—	—	—	—
Class C	—	—	—		(46,825)		—	—	—	—	—	—
Class R	—	—	—		—		—	—	—	—	—	—
Class Z	—	—	—		(732,864)		—	—	—	—	—	—
Total distributions to shareholders	(3,485,743)	(19,102,803)	(26,561,282)		(308,568,097)		(15,304)	—	(37,659,160)	(27,377,405)	(62,930,518)	(48,745,595)
Net Capital Stock Transactions	(35,539,358)	(69,889,382)	29,692,285		(491,788,857)		334,429	6,400,396	(358,865,166)	(459,278,854)	(264,703,264)	(31,050,681)
Redemption Fees	1,259	1,213	111,554		46,200		10	217	114,599	235,668	64,736	166,089
Increase from regulatory settlements	—	—	417,242	(b)	—		—	—	—	—	4,074,606	—
Total increase (decrease) in net assets	(11,550,024)	(182,050,152)	487,068,977		(1,794,763,763)		2,209,840	3,326,649	124,351,290	(2,169,468,265)	227,896,697	(1,423,230,065)
Net Assets
Beginning of period	65,428,671	247,478,823	1,153,710,912		2,948,474,675		3,326,649	—	1,078,621,078	3,248,089,343	1,175,091,764	2,598,321,829
End of period	53,878,647	65,428,671	1,640,779,889		1,153,710,912		5,536,489	3,326,649	1,202,972,368	1,078,621,078	1,402,988,461	1,175,091,764
Undistributed (overdistributed) net investment income at end of period	682,456	3,424,873	13,350,907		(418,865)		—	—	(3,524,958)	26,783,663	(6,317,871)	29,410,962
Accumulated net investment loss, at end of period	—	—	—		—		(26,339)	(86)	—	—	—	—

(a) The Fund commenced operations on April 30, 2008.

(b) Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Global Value Fund				Columbia International Value Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009		Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	427,165	2,365,575	865,805	6,593,927	11,513,261	151,911,595	5,188,262	80,701,279
Distributions reinvested	149,841	755,198	517,133	4,219,803	337,933	4,687,130	4,682,704	72,546,804
Redemptions	(1,774,695)	(9,485,370)	(6,655,682)	(40,173,276)	(9,268,575)	(118,955,238)	(30,092,388)	(455,400,344)
Net increase (decrease)	(1,197,689)	(6,364,597)	(5,272,744)	(29,359,546)	2,582,619	37,643,487	(20,221,422)	(302,152,261)
Class B
Subscriptions	10,044	48,814	42,932	335,049	79,922	1,055,427	45,185	681,538
Distributions reinvested	61,839	300,533	177,419	1,396,290	7,253	97,260	314,164	4,676,823
Redemptions	(818,402)	(4,385,237)	(893,872)	(5,834,103)	(1,497,283)	(18,383,672)	(1,870,593)	(28,024,189)
Net decrease	(746,519)	(4,035,890)	(673,521)	(4,102,764)	(1,410,108)	(17,230,985)	(1,511,244)	(22,665,828)
Class C
Subscriptions	51,641	251,491	215,776	1,698,276	642,151	8,330,678	242,479	3,574,333
Distributions reinvested	142,059	691,830	492,408	3,875,249	33,260	445,349	597,194	8,774,413
Redemptions	(2,071,935)	(10,710,243)	(3,337,025)	(21,170,736)	(1,235,742)	(14,921,103)	(2,276,085)	(31,995,645)
Net decrease	(1,878,235)	(9,766,922)	(2,628,841)	(15,597,211)	(560,331)	(6,145,076)	(1,436,412)	(19,646,899)
Class Z
Subscriptions	175,537	952,921	1,946,837	8,797,728	29,734,906	387,997,483	23,409,638	347,508,796
Distributions reinvested	35,230	178,616	141,253	1,159,690	764,486	10,702,805	8,033,128	120,862,229
Redemptions	(3,059,097)	(16,503,486)	(4,269,948)	(30,787,279)	(32,234,509)	(383,275,429)	(41,267,291)	(615,694,894)
Net increase (decrease)	(2,848,330)	(15,371,949)	(2,181,858)	(20,829,861)	(1,735,117)	15,424,859	(9,824,525)	(147,323,869)

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Marsico Global Fund				Columbia Marsico International Opportunities Fund
	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)		Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	60,337	431,019	241,432	2,213,067	3,599,341	33,799,461	13,475,313	159,192,848
Distributions reinvested	893	6,994	—	—	612,199	5,585,316	327,476	4,754,957
Redemptions	(31,342)	(199,132)	(17,972)	(115,674)	(16,628,228)	(161,225,189)	(25,620,827)	(233,324,059)
Net increase (decrease)	29,888	238,881	223,460	2,097,393	(12,416,688)	(121,840,412)	(11,818,038)	(69,376,254)
Class B
Subscriptions	—	—	—	—	104,917	926,130	331,625	3,946,145
Distributions reinvested	—	—	—	—	23,266	199,106	23,218	320,175
Redemptions	—	—	—	—	(649,513)	(5,638,652)	(1,147,897)	(11,572,046)
Net decrease	—	—	—	—	(521,330)	(4,513,416)	(793,054)	(7,305,726)
Class C
Subscriptions	33,090	250,189	191,782	1,718,833	382,994	3,548,154	1,236,446	14,495,661
Distributions reinvested	—	—	—	—	52,934	453,616	51,163	705,538
Redemptions	(28,904)	(177,715)	(12,613)	(88,797)	(1,817,095)	(15,707,197)	(3,125,022)	(29,145,367)
Net increase (decrease)	4,186	72,474	179,169	1,630,036	(1,381,167)	(11,705,427)	(1,837,413)	(13,944,168)
Class R
Subscriptions	375	2,449	125,032	1,250,177	156,809	1,508,570	282,635	3,014,362
Distributions reinvested	247	1,931	—	—	6,574	60,626	2,314	33,555
Redemptions	—	—	—	—	(215,226)	(1,993,518)	(155,739)	(1,676,928)
Net increase (decrease)	622	4,380	125,032	1,250,177	(51,843)	(424,322)	129,210	1,370,989
Class Z
Subscriptions	1,980	13,500	141,647	1,422,790	17,351,987	171,310,738	29,968,893	355,905,964
Distributions reinvested	789	6,194	—	—	1,114,727	10,453,698	459,765	6,781,537
Redemptions	(157)	(1,000)	—	—	(42,970,610)	(402,146,025)	(78,938,540)	(732,711,196)
Net increase (decrease)	2,612	18,694	141,647	1,422,790	(24,503,896)	(220,381,589)	(48,509,882)	(370,023,695)

(a) The Fund commenced operations on April 30, 2008.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Multi-Advisor International Equity Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	205,292	2,168,886	303,061	4,101,058
Distributions reinvested	76,464	792,878	42,175	554,054
Redemptions	(289,456)	(2,912,919)	(710,083)	(7,743,019)
Net increase (decrease)	(7,700)	48,845	(364,847)	(3,087,907)
Class B
Subscriptions	11,123	109,561	30,582	351,078
Distributions reinvested	4,441	41,580	2,408	34,273
Redemptions	(54,596)	(508,773)	(117,000)	(1,367,398)
Net decrease	(39,032)	(357,632)	(84,010)	(982,047)
Class C
Subscriptions	27,871	266,977	38,313	416,847
Distributions reinvested	4,990	46,261	2,181	30,637
Redemptions	(53,754)	(495,500)	(110,481)	(1,137,680)
Net decrease	(20,893)	(182,262)	(69,987)	(690,196)
Class R
Subscriptions	11,671	121,158	3,071	34,167
Distributions reinvested	577	5,998	177	2,416
Redemptions	(200)	(2,249)	(688)	(7,675)
Net increase	12,048	124,907	2,560	28,908
Class Z
Subscriptions	15,059,511	151,650,965	38,249,816	449,368,814
Distributions reinvested	2,808,809	29,505,142	1,836,310	23,496,332
Redemptions	(44,278,243)	(445,493,229)	(46,138,899)	(499,184,585)
Net decrease	(26,409,923)	(264,337,122)	(6,052,773)	(26,319,439)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class A Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$4.14		$9.33		$13.43		$12.64		$11.98		$12.04
Income from Investment Operations:
Net investment income (c)	0.07		0.18		0.19	(d)	0.14		0.16		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.91		(4.58)		(1.21)		2.07		1.76		0.85
Total from investment operations	1.98		(4.40)		(1.02)		2.21		1.92		0.96
Less Distributions to Shareholders:
From net investment income	(0.27)		—		(0.19)		(0.12)		(0.17)		(0.11)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.27)		(0.79)		(3.08)		(1.42)		(1.26)		(1.02)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$5.85		$4.14		$9.33		$13.43		$12.64		$11.98
Total return (f)	48.97	%(g)	(51.34	)%(g)	(10.43	)%(g)	19.27	%(g)(h)	16.97%		8.64%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.62%		1.60	%(i)	1.51	%(i)	1.53	%(i)(j)	1.45	%(i)	1.52	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	1.62%		1.60	%(i)	1.51	%(i)	1.53	%(i)(j)	1.45	%(i)	1.52	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	1.29%		2.45	%(i)	1.50	%(i)	1.17	%(i)(j)	1.32	%(i)	0.94	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$15,641		$16,031		$85,257		$114,224		$119,611		$126,679

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class B Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$3.98		$9.05		$13.12		$12.40		$11.78		$11.86
Income from Investment Operations:
Net investment income (c)	0.03		0.12		0.10	(d)	0.05		0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.83		(4.40)		(1.17)		2.02		1.71		0.84
Total from investment operations	1.86		(4.28)		(1.07)		2.07		1.78		0.86
Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.11)		(0.05)		(0.07)		(0.03)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.22)		(0.79)		(3.00)		(1.35)		(1.16)		(0.94)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$5.62		$3.98		$9.05		$13.12		$12.40		$11.78
Total return (f)	47.63	%(g)	(51.61	)%(g)	(11.08	)%(g)	18.44	%(g)(h)	16.08%		7.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	0.61%		1.67	%(i)	0.76	%(i)	0.41	%(i)(j)	0.58	%(i)	0.19	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$6,277		$7,408		$22,943		$32,635		$32,564		$34,324

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class C Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$3.98		$9.05		$13.13		$12.41		$11.78		$11.86
Income from Investment Operations:
Net investment income (c)	0.03		0.12		0.09	(d)	0.04		0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.84		(4.40)		(1.17)		2.03		1.72		0.84
Total from investment operations	1.87		(4.28)		(1.08)		2.07		1.79		0.86
Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.11)		(0.05)		(0.07)		(0.03)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.22)		(0.79)		(3.00)		(1.35)		(1.16)		(0.94)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Net Asset Value, End of Period	$5.63		$3.98		$9.05		$13.13		$12.41		$11.78
Total return (f)	47.88	%(g)	(51.61	)%(g)	(11.14	)%(g)	18.44	%(g)(h)	16.16%		7.84%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	2.37%		2.35	%(i)	2.26	%(i)	2.28	%(i)(j)	2.20	%(i)	2.27	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	0.53%		1.69	%(i)	0.74	%(i)	0.39	%(i)(j)	0.58	%(i)	0.19	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$19,665		$21,375		$72,405		$97,465		$92,558		$98,850

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Year		Period
	Year Ended February 28,				Ended February 29,		Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$4.18		$9.40		$13.53		$12.72		$12.04		$12.10
Income from Investment Operations:
Net investment income (c)	0.10		0.21		0.23	(d)	0.17		0.20		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.92		(4.61)		(1.23)		2.09		1.77		0.85
Total from investment operations	2.02		(4.40)		(1.00)		2.26		1.97		0.99
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.03)		(0.24)		(0.15)		(0.20)		(0.14)
From net realized gains	—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.29)		(0.82)		(3.13)		(1.45)		(1.29)		(1.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$5.91		$4.18		$9.40		$13.53		$12.72		$12.04
Total return (f)	49.50	%(g)	(51.10	)%(g)	(10.26	)%(g)	19.54	%(g)(h)	17.34%		8.84%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.37%		1.35	%(i)	1.26	%(i)	1.28	%(i)(j)	1.20	%(i)	1.27	%(i)
Interest expense	—	%(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	1.37%		1.35	%(i)	1.26	%(i)	1.28	%(i)(j)	1.20	%(i)	1.27	%(i)
Waiver/Reimbursement	0.30%		0.03%		0.01%		0.01	%(j)	—		—
Net investment income	1.86%		2.81	%(i)	1.77	%(i)	1.42	%(i)(j)	1.60	%(i)	1.19	%(i)
Portfolio turnover rate	5%		10%		38%		12	%(h)	16%		18%
Net assets, end of period (000s)	$12,296		$20,615		$66,875		$117,125		$117,072		$134,337

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Period
	Year Ended February 28,				Ended February 29,		Year Ended March 31,
Class A Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.40		$18.95		$26.02		$24.97		$22.34		$20.64
Income from Investment Operations:
Net investment income (d)	0.33	(e)	0.52		0.65		0.29		0.31		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	3.96		(7.83)		(1.95)		4.34		4.73		2.51
Total from investment operations	4.29		(7.31)		(1.30)		4.63		5.04		2.74
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.53)		(0.68)		(0.34)		(0.35)		(0.25)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.21)		(2.24)		(5.77)		(3.58)		(2.41)		(1.04)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$13.48		$9.40		$18.95		$26.02		$24.97		$22.34
Total return (g)	45.57%		(42.59)%		(7.28	)%(h)	20.46%		24.28%		13.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%		1.33%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%		1.33%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.56	%(i)	3.31	%(i)	2.71	%(i)(j)	1.15	%(i)	1.38%		1.10%
Net assets, end of period (000s)	$380,578		$241,097		$868,942		$1,073,616		$1,010,361		$906,848

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Period
	Year Ended February 28,				Ended February 29,		Year Ended March 31,
Class B Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.09		$18.39		$25.43		$24.54		$22.00		$20.35
Income from Investment Operations:
Net investment income (d)	0.24	(e)	0.37		0.49		0.11		0.15		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.82		(7.53)		(1.91)		4.22		4.63		2.45
Total from investment operations	4.06		(7.16)		(1.42)		4.33		4.78		2.53
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.43)		(0.53)		(0.20)		(0.18)		(0.09)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.13)		(2.14)		(5.62)		(3.44)		(2.24)		(0.88)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$13.02		$9.09		$18.39		$25.43		$24.54		$22.00
Total return (g)	44.61%		(43.01)%		(7.90	)%(h)	19.51%		23.36%		12.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	1.95	%(i)	2.43	%(i)	2.10	%(i)(j)	0.45	%(i)	0.67%		0.35%
Net assets, end of period (000s)	$8,476		$18,743		$65,705		$110,726		$114,932		$111,402

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

					Period
	Year Ended February 28,				Ended February 29,		Year Ended March 31,
Class C Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.08		$18.37		$25.40		$24.52		$21.98		$20.33
Income from Investment Operations:
Net investment income (d)	0.22	(e)	0.34		0.46		0.10		0.15		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.82		(7.49)		(1.87)		4.22		4.63		2.45
Total from investment operations	4.04		(7.15)		(1.41)		4.32		4.78		2.53
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.43)		(0.53)		(0.20)		(0.18)		(0.09)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.13)		(2.14)		(5.62)		(3.44)		(2.24)		(0.88)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$12.99		$9.08		$18.37		$25.40		$24.52		$21.98
Total return (g)	44.44%		(43.00)%		(7.86	)%(h)	19.48%		23.38%		12.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	1.81	%(i)	2.28	%(i)	1.99	%(i)(j)	0.42	%(i)	0.67%		0.35%
Net assets, end of period (000s)	$63,914		$49,750		$127,020		$170,731		$168,819		$162,797

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$9.49		$19.10		$26.17		$25.09		$22.42		$20.71
Income from Investment Operations:
Net investment income (d)	0.36	(e)	0.50		0.73		0.36		0.38		0.29
Net realized and unrealized gain (loss) on investments and foreign currency	4.01		(7.83)		(1.98)		4.35		4.75		2.51
Total from investment operations	4.37		(7.33)		(1.25)		4.71		5.13		2.80
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.57)		(0.73)		(0.39)		(0.40)		(0.30)
From net realized gains	—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.24)		(2.28)		(5.82)		(3.63)		(2.46)		(1.09)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$13.62		$9.49		$19.10		$26.17		$25.09		$22.42
Total return (g)	45.94%		(42.41)%		(7.05	)%(h)	20.70%		24.66%		13.63%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%		1.08%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%		1.08%
Waiver/Reimbursement	—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.76	%(i)	3.20	%(i)	3.04	%(i)(j)	1.43	%(i)	1.69%		1.35%
Net assets, end of period (000s)	$1,187,812		$844,122		$1,886,808		$2,651,855		$2,585,390		$2,577,677

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.98		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.93		(5.03)
Total from investment operations	2.90		(5.02)
Less Distributions to Shareholders:
From net investment income	(0.03)		—
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.85		$4.98
Total return (d)(e)	58.22%		(50.20	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.60	%(g)	1.60	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment income (loss)	(0.42	)%(g)	0.09	%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$1,990		$1,113

(a)  Class A shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.95		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.08)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.91		(5.01)
Total from investment operations	2.83		(5.05)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.78		$4.95
Total return (d)(e)	57.17%		(50.50	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.35	%(g)	2.35	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment loss	(1.15	)%(g)	(0.63	)%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$1,426		$886

(a)  Class C shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.97		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.93		(5.02)
Total from investment operations	2.88		(5.03)
Less Distributions to Shareholders:
From net investment income	(0.02)		—
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.83		$4.97
Total return (d)(e)	57.86%		(50.30	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.85	%(g)	1.85	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment loss	(0.62	)%(g)	(0.12	)%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$984		$621

(a)  Class R shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$4.99		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.94		(5.03)
Total from investment operations	2.93		(5.01)
Less Distributions to Shareholders:
From net investment income	(0.04)		—
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—		—
Net Asset Value, End of Period	$7.88		$4.99
Total return (d)(e)	58.79%		(50.10	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.35	%(g)	1.35	%(h)(i)
Waiver/Reimbursement	3.84%		7.19	%(h)
Net investment income (loss)	(0.13	)%(g)	0.35	%(h)(i)
Portfolio turnover rate	137%		168	%(f)
Net assets, end of period (000s)	$1,136		$707

(a)  Class Z shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class A Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.76	$14.58	$14.85	$14.67		$11.41		$11.05
Income from Investment Operations:
Net investment income (c)	0.05	0.12 (d)	0.14 (e)	—	(f)	0.09		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.44	(7.82)	1.54	1.38		3.74		0.51
Total from investment operations	3.49	(7.70)	1.68	1.38		3.83		0.56
Less Distributions to Shareholders:
From net investment income	(0.25)	—	(0.16)	(0.04)		(0.10)		(0.04)
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.25)	(0.12)	(1.95)	(1.20)		(0.57)		(0.20)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$10.00	$6.76	$14.58	$14.85		$14.67		$11.41
Total return (g)	51.97%	(53.26)%	10.55%	10.52	%(h)	35.26%		5.24%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.47%	1.52%	1.44%	1.40	%(j)	1.34%		1.37%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—	%(k)
Net expenses (i)	1.47%	1.52%	1.44%	1.40	%(j)	1.34%		1.37%
Net investment income (loss) (i)	0.50%	1.05%	0.90%	(0.03	)%(j)	0.74%		0.47%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$168,801	$198,012	$599,356	$452,047		$150,043		$52,794

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class B Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.38	$13.87	$14.23	$14.17		$11.05		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	0.03 (d)	0.03 (e)	(0.08)		0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	3.27	(7.40)	1.46	1.30		3.59		0.49
Total from investment operations	3.24	(7.37)	1.49	1.22		3.60		0.46
Less Distributions to Shareholders:
From net investment income	(0.11)	—	(0.06)	—		(0.01)		—
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.11)	(0.12)	(1.85)	(1.16)		(0.48)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$9.51	$6.38	$13.87	$14.23		$14.17		$11.05
Total return (g)	50.91%	(53.60)%	9.68%	9.76	%(h)	34.22%		4.45%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Net investment income (loss) (i)	(0.35)%	0.32%	0.22%	(0.63	)%(j)	0.12%		(0.28)%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$17,810	$15,281	$44,224	$40,953		$28,883		$16,618

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class C Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.39	$13.88	$14.24	$14.18		$11.05		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	0.03 (d)	0.02 (e)	(0.09)		0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	3.26	(7.40)	1.47	1.31		3.60		0.49
Total from investment operations	3.23	(7.37)	1.49	1.22		3.61		0.46
Less Distributions to Shareholders:
From net investment income	(0.11)	—	(0.06)	—		(0.01)		—
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.11)	(0.12)	(1.85)	(1.16)		(0.48)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$9.51	$6.39	$13.88	$14.24		$14.18		$11.05
Total return (g)	50.67%	(53.57)%	9.67%	9.76	%(h)	34.32%		4.45%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Net investment income (loss) (i)	(0.35)%	0.30%	0.16%	(0.69	)%(j)	0.05%		(0.28)%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$44,466	$38,668	$109,553	$86,563		$46,365		$19,530

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dvidends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Period Ended
	February 28,		February 29,	February 28,		March 31,
Class R Shares	2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$6.73	$14.56	$14.84	$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.01	0.06 (d)	0.08 (e)	(0.17)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	3.45	(7.77)	1.56	1.51		0.92
Total from investment operations	3.46	(7.71)	1.64	1.34		0.91
Less Distributions to Shareholders:
From net investment income	(0.20)	—	(0.13)	(0.01)		—
From net realized gains	—	(0.12)	(1.79)	(1.16)		—
Total distributions to shareholders	(0.20)	(0.12)	(1.92)	(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—
Net Asset Value, End of Period	$9.99	$6.73	$14.56	$14.84		$14.67
Total return (g)	51.73%	(53.40)%	10.26%	10.25	%(h)	6.61	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Interest expense	—	—	—	—	%(j)(k)	—	%(j)(k)
Net expenses (i)	1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Net investment income (loss) (i)	0.15%	0.58%	0.51%	(1.26	)%(j)	(0.30	)%(j)
Portfolio turnover rate	116%	117%	116%	109	%(h)	118	%(h)
Net assets, end of period (000s)	$3,327	$2,592	$3,724	$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Year Ended	Period Ended		Year Ended
	February 28,		February 29,	February 28,		March 31,
Class Z Shares	2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.87	$14.79	$15.04	$14.83		$11.53		$11.15
Income from Investment Operations:
Net investment income (c)	0.06	0.15 (d)	0.20 (e)	0.05		0.13		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.52	(7.95)	1.54	1.39		3.77		0.52
Total from investment operations	3.58	(7.80)	1.74	1.44		3.90		0.60
Less Distributions to Shareholders:
From net investment income	(0.30)	—	(0.20)	(0.07)		(0.13)		(0.06)
From net realized gains	—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	(0.30)	(0.12)	(1.99)	(1.23)		(0.60)		(0.22)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—	—	—	—		—		—
Net Asset Value, End of Period	$10.15	$6.87	$14.79	$15.04		$14.83		$11.53
Total return (g)	52.47%	(53.17)%	10.77%	10.81	%(h)	35.53%		5.55%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.22%	1.27%	1.19%	1.15	%(j)	1.09%		1.12%
Interest expense	—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	1.22%	1.27%	1.19%	1.15	%(j)	1.09%		1.12%
Net investment income (i)	0.65%	1.32%	1.23%	0.37	%(j)	1.08%		0.72%
Portfolio turnover rate	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$968,569	$824,068	$2,491,232	$2,322,301		$1,744,737		$991,889

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class A Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.44		$15.77		$17.12		$16.39		$13.30		$12.00
Income from Investment Operations:
Net investment income (c)	0.13		0.26		0.28		0.16		0.21		0.13
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.51		(8.33)		0.76		1.91		3.20		1.18
Total from investment operations	3.64		(8.07)		1.04		2.07		3.41		1.31
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.07)		(0.28)		(0.18)		(0.27)		(0.01)
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.43)		(0.26)		(2.39)		(1.34)		(0.32)		(0.01)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$10.68		$7.44		$15.77		$17.12		$16.39		$13.30
Total return (e)	49.61%		(51.87)%		5.14%		13.55	%(f)	25.86%		10.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	1.26	%(g)	2.05	%(g)	1.56	%(g)	1.06	%(g)(h)	1.43	%(i)	1.01	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$24,243		$16,936		$41,660		$42,865		$39,330		$28,527

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class B Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.82		$14.47		$15.89		$15.31		$12.44		$11.30
Income from Investment Operations:
Net investment income (c)	0.06		0.17		0.15		0.05		0.16		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.20		(7.63)		0.70		1.76		2.92		1.11
Total from investment operations	3.26		(7.46)		0.85		1.81		3.08		1.14
Less Distributions to Shareholders:
From net investment income	(0.36)		—		(0.16)		(0.07)		(0.16)		—
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.36)		(0.19)		(2.27)		(1.23)		(0.21)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$9.75		$6.82		$14.47		$15.89		$15.31		$12.44
Total return (e)	48.47%		(52.23)%		4.40%		12.76	%(f)	24.96%		10.09%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	0.60	%(g)	1.44	%(g)	0.89	%(g)	0.36	%(g)(h)	1.19	%(i)	0.26	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,190		$1,098		$3,545		$4,587		$4,712		$9,976

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class C Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$6.73		$14.29		$15.72		$15.16		$12.32		$11.20
Income from Investment Operations:
Net investment income (c)	0.05		0.16		0.13		0.05		0.09		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.18		(7.53)		0.71		1.74		2.96		1.09
Total from investment operations	3.23		(7.37)		0.84		1.79		3.05		1.12
Less Distributions to Shareholders:
From net investment income	(0.36)		—		(0.16)		(0.07)		(0.16)		—
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.36)		(0.19)		(2.27)		(1.23)		(0.21)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$9.63		$6.73		$14.29		$15.72		$15.16		$12.32
Total return (e)	48.67%		(52.26)%		4.37%		12.75	%(f)	24.96%		10.00%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	0.55	%(g)	1.38	%(g)	0.79	%(g)	0.34	%(g)(h)	0.70	%(i)	0.26	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,728		$1,349		$3,863		$3,533		$3,276		$2,563

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Period Ended
	February 28,				February 29,		February 28,		March 31,
Class R Shares	2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$7.44		$15.76		$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.09		0.21		0.06		0.12		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.53		(8.30)		0.93		1.91		0.91
Total from investment operations	3.62		(8.09)		0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.04)		(0.24)		(0.13)		—
From net realized gains	—		(0.19)		(2.11)		(1.16)		—
Total distributions to shareholders	(0.41)		(0.23)		(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—
Net Asset Value, End of Period	$10.68		$7.44		$15.76		$17.12		$16.38
Total return (e)	49.28%		(52.00)%		4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		—		—		0.08	%(h)(k)
Net investment income	0.86	%(g)	1.70	%(g)	0.31	%(g)	0.80	%(g)(h)	0.85	%(h)(i)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$289		$112		$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended				Year Ended		Period Ended		Year Ended
	February 28,				February 29,		February 28,		March 31,
Class Z Shares	2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$7.52		$15.96		$17.29		$16.58		$13.44		$12.13
Income from Investment Operations:
Net investment income (c)	0.17		0.29		0.32		0.19		0.24		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	3.55		(8.43)		0.78		1.93		3.25		1.19
Total from investment operations	3.72		(8.14)		1.10		2.12		3.49		1.35
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.11)		(0.32)		(0.25)		(0.30)		(0.04)
From net realized gains	—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	(0.46)		(0.30)		(2.43)		(1.41)		(0.35)		(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	0.03		—		—		—		—		—
Net Asset Value, End of Period	$10.81		$7.52		$15.96		$17.29		$16.58		$13.44
Total return (e)	50.09%		(51.76)%		5.42%		13.73	%(f)	26.24%		11.10%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)
Interest expense	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)
Waiver/Reimbursement	—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	1.59	%(g)	2.28	%(g)	1.79	%(g)	1.26	%(g)(h)	1.68	%(i)	1.26	%(g)
Portfolio turnover rate	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,375,538		$1,155,598		$2,549,057		$2,352,583		$1,841,838		$1,199,712

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – International/Global Stock Funds
February 28, 2010

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia International Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Investment Objectives

Columbia Global Value Fund and Columbia International Value Fund each seek long-term capital appreciation. Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund each seek long-term growth of capital. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio which is equal to 86.4% at February 28, 2010. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by Columbia Management Advisors, LLC ("Columbia"), not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Global Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors. Effective March 31, 2009, Columbia International Value Fund was reopened for purchases from new and existing investors. Effective June 22, 2009, Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund no longer accept investments from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

International/Global Stock Funds, February 28, 2010 (continued)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

International/Global Stock Funds, February 28, 2010 (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

International/Global Stock Funds, February 28, 2010 (continued)

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually by each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments, proceeds from litigation, net operating losses, distribution reclasses and foreign currency transactions were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Global Value Fund	$15,441	$(15,441)	$—
Columbia International Value Fund	142,093	(6,507,080)	6,364,987
Columbia Marsico Global Fund	16,104	(4,049)	(12,055)
Columbia Marsico International Opportunities Fund	(59,243)	59,243	—
Columbia Multi-Advisor International Equity Fund	4,115,100	356,492	(4,471,592)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

International/Global Stock Funds, February 28, 2010 (continued)

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	February 28, 2010
	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$3,485,743	$—
Columbia International Value Fund	26,561,282	—
Columbia Marsico Global Fund	15,304	—
Columbia Marsico International Opportunities Fund	37,659,160	—
Columbia Multi-Advisor International Equity Fund	62,930,518	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

	February 28, 2009
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia Global Value Fund	$233,979	$18,868,824	$—
Columbia International Value Fund	84,192,381	223,286,765	1,088,951
Columbia Marsico Global Fund	—	—	—
Columbia Marsico International Opportunities Fund	548,803	26,828,602	—
Columbia Multi-Advisor International Equity Fund	23,022,083	25,723,512	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$684,810	$—	$(20,035,516)
Columbia International Value Fund	13,702,344	—	(423,306,525)
Columbia Marsico Global Fund	—	—	709,059
Columbia Marsico International Opportunities Fund	284,959	—	96,769,759
Columbia Multi-Advisor International Equity Fund	—	—	133,328,090

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, PFIC adjustments and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

International/Global Stock Funds, February 28, 2010 (continued)

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Global Value Fund	$8,150,337	$(28,185,853)	$(20,035,516)
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Marsico Global Fund	774,469	(65,410)	709,059
Columbia Marsico International Opportunities Fund	132,046,409	(35,276,650)	96,769,759
Columbia Multi-Advisor International Equity Fund	172,731,143	(39,403,053)	133,328,090

*  See the Master Portfolio notes to finanical statements for tax basis information.

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2017	2018	Total
Columbia Global Value Fund	$18,857,402	$47,353,774	$66,211,176
Columbia International Value Fund	—	185,725,377	185,725,377
Columbia Marsico Global Fund	698,414	1,180,712	1,879,126
Columbia Marsico International Opportunities Fund	417,923,082	420,548,594	838,471,676
Columbia Multi-Advisor International Equity Fund	250,073,781	404,868,172	654,941,953

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October currency and capital losses as follows attributed to security transactions were deferred to March 1, 2010:

	Currency	Capital
Columbia Global Value Fund	$—	$1,366,732
Columbia International Value Fund	—	13,165,066
Columbia Marsico Global Fund	1,701	9,681
Columbia Marsico International Opportunities Fund	—	6,184,202
Columbia Multi-Advisor International Equity Fund	5,271,786	3,460,196

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

International/Global Stock Funds, February 28, 2010 (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Marsico Global Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%

The Feeder Fund indirectly pays for investment advisory, sub-advisory services and a portion of the administrative services through its investment in the Master Portfolio (See Notes to Financial Statements of the Master Portfolio).

For the year ended February 28, 2010, the effective investment advisory fee rates for the Funds, net of any fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rates
Columbia Global Value Fund	0.90%
Columbia Marsico Global Fund	0.80%
Columbia Marsico International Opportunities Fund	0.80%
Columbia Multi-Advisor International Equity Fund	0.65%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

To the extent that the Funds are not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund through June 30, 2011.

International/Global Stock Funds, February 28, 2010 (continued)

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of each Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from each Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represented the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund was calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to Columbia Global Value Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that the Fund is managed by more than one sub-advisor. Prior to July 8, 2009, Causeway Capital Management LLC ("Causeway") and Marsico were co-investment sub-advisors of the Fund. Effective July 8, 2009, Columbia assumed day-to-day management responsibility for the portion of the Fund's assets that were sub-advised by Causeway.

Marsico has also been retained by Columbia to serve as the investment sub-advisor to Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund.

Pursuant to the sub-advisory agreement, Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee for its services provided to Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee for its services provided to Columbia Marsico Global Fund, based on the Fund's average daily net assets, at the following annual rates:

Fund Average Daily Net Assets	Annual Fee Rate
Assets up to $1.5 billion	0.45%
Assets in excess of $1.5 billion and up to $3 billion	0.40%
Assets in excess of $3 billion	0.35%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates, less the

International/Global Stock Funds, February 28, 2010 (continued)

fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Marsico Global Fund	0.22%
Columbia Marsico International Opportunities Fund	0.22%
Columbia Multi-Advisor International Equity Fund	0.17%

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each Fund except Columbia International Value Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia International Value Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each investment sub-advisor managing a portion of the Fund. The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds' portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually for Columbia Global Value Fund.

International/Global Stock Funds, February 28, 2010 (continued)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2010, no minimum account balance fees were charged by the Funds.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts on sales of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$1	$—	$2,301	$—
Columbia International Value Fund	33,003	1,157	507	827
Columbia Marsico Global Fund	1,779	—	—	743
Columbia Marsico International Opportunities Fund	10,761	1	38,709	4,361
Columbia Multi-Advisor International Equity Fund	2,007	—	1,146	—

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to bear a portion of Columbia Marsico Global Fund's expenses through June 30,

International/Global Stock Funds, February 28, 2010 (continued)

2010 so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. There is no guarantee that this expense limitation will continue after June 30, 2010.

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of expenses for Columbia International Value Fund and Columbia Multi-Advisor International Equity Fund so that each Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed the annual rate of 1.35% of each Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Effective July 1, 2009, Columbia has voluntarily agreed to reimburse a portion of expenses for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund so that the expenses incurred by the Funds excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed the annual rate of 1.35% of each Fund's average daily net assets. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Prior to July 1, 2009, Columbia contractually agreed to waive fees and/or reimburse expenses for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund, so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, did not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Global Value Fund	1.40%
Columbia Marsico International Opportunities Fund	1.50%

Columbia is entitled to recover from Columbia Global Value Fund and Columbia Marsico Global Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2010, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of Potential Recovery expiring			Total Potential	Amount expired	Amount recovered during the year
	2/28/2013	2/29/2012	2/28/2011	Recovery	2/28/2010	ended 2/28/2010
Columbia Global Value Fund	$187,426	$—	$—	$187,426	$—	$—
Columbia Marsico Global Value Fund	178,993	272,206	—	451,199	—	—

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statement of Operations.

International/Global Stock Funds, February 28, 2010 (continued)

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Funds used one broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the year ended February 28, 2010 were as follows:

Amount
Columbia Global Value Fund	$2,509
Columbia Marsico Global Fund	841
Columbia Marsico International Opportunities Fund	189,035
Columbia Multi-Advisor International Equity Fund	143,860

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses for the Funds as follows:

	Custody Credits
Columbia Global Value Fund	$—
Columbia International Value Fund	—	*
Columbia Marsico Global Fund	1
Columbia Marsico International Opportunities Fund	21
Columbia Multi-Advisor International Equity Fund	16

*  Rounds to less than $1.00.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia Multi-Advisor International Equity Fund uses derivative instruments including foreign forward currency exchange contracts and written options contracts in order to meet its investment objectives. Columbia Multi-Advisor International Equity Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, Columbia Multi-Advisor International Equity Fund may not achieve its investment objectives.

In pursuit of its investment objectives, Columbia Multi-Advisor International Equity Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

International/Global Stock Funds, February 28, 2010 (continued)

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by Columbia Multi-Advisor International Equity Fund:

Forward Foreign Currency Exchange Contracts—Columbia Multi-Advisor International Equity Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Columbia Multi-Advisor International Equity Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Columbia Multi-Advisor International Equity Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of Columbia Multi-Advisor International Equity Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Columbia Multi-Advisor International Equity Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended February 28, 2010, Columbia Multi-Advisor International Equity Fund entered into 58 forward foreign currency exchange contracts.

Options—Columbia Multi-Advisor International Equity Fund had written covered call options to decrease the Fund's exposure to equity risk and to increase return on investments. A written covered call option becomes more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

Columbia Multi-Advisor International Equity Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. A Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a

International/Global Stock Funds, February 28, 2010 (continued)

gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended February 28, 2010, Columbia Multi-Advisor International Equity Fund entered into 3,708 written options contracts.

The following table is a summary of Columbia Multi-Advisor International Equity Fund's value in derivative instruments as of February 28, 2010:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$895,405	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$4,819,971
		Written Options	16,686

The effect of derivative instruments on Columbia Multi-Advisor International Equity Fund's Statement of Operations for the year ended February 28, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(1,223,571)	$(3,924,566)
Written Options	Equity Risk	(134,189)	22,865

Note 7. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Global Value Fund	$2,961,135	$40,506,761
Columbia Marsico Global Fund	6,282,115	5,987,572
Columbia Marsico International Opportunities Fund	1,399,237,110	1,796,824,944
Columbia Multi-Advisor International Equity Fund	1,764,542,560	2,050,407,242

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the following Funds received payments relating to certain regulatory settlements with third parties in which the Funds had participated during the year.

	Amount
Columbia International Value Fund	$417,242	*
Columbia Multi-Advisor International Equity Fund	4,074,606

*  Allocated from Master Portfolio

The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

International/Global Stock Funds, February 28, 2010 (continued)

Note 9. Redemption Fees

The Funds may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class of the Funds based on the relative net assets at the time of the redemption. Effective March 1, 2010, the Funds will no longer assess the 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. For the year ended February 28, 2010, the Funds assessed redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia Global Value Fund	$308	$148	$406	$—	$397
Columbia International Value Fund	24,673	1,098	4,596	—	81,187
Columbia Marsico Global Fund	4	2	2	—	2
Columbia Marsico International Opportunities Fund	18,022	1,698	4,228	285	90,366
Columbia Multi-Advisor International Equity Fund	1,020	59	78	9	63,570

Note 10. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Daily Loan Balance Outstanding on Days Where Borrowing Existed	Weighted Average Interest Rate
Columbia Global Value Fund	$3,080,000	0.77%
Columbia Multi-Advisor International Equity Fund	3,872,727	1.14

Note 11. Shares of Beneficial Interest

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over

International/Global Stock Funds, February 28, 2010 (continued)

which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Global Value Fund	33.3
Columbia International Value Fund	37.9
Columbia Marsico Global Fund	71.1
Columbia Marsico International Opportunities Fund	52.5
Columbia Multi-Advisor International Equity Fund	78.8

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Value Fund	1	17.7
Columbia Marsico International Opportunities Fund	2	12.0

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

International/Global Stock Funds, February 28, 2010 (continued)

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds' management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the shareholders of each of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund, Columbia Multi-Advisor International Equity Fund and Columbia International Value Fund approved, among other matters, a proposed investment management services agreement with the New Advisor and, as applicable, a proposed investment subadvisory agreement with a current sub-advisor, the effectiveness of each of which is conditioned on the Closing.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund (constituting series of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

Federal Income Tax Information (Unaudited)

Columbia Global Value Fund

23.79% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

Foreign taxes paid during the fiscal year ended February 28, 2010, of $199,982 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,428,922 ($0.15 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 63.11%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia International Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2010, of $6,326,963 are being passed through to shareholders. This represents $0.05 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $65,952,980 ($0.54 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Marsico Global Fund

10.12% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 10.12%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended February 28, 2010, of $2,688,336 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $27,047,054 ($0.23 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 88.81%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Multi-Advisor International Equity Fund

Foreign taxes paid during the fiscal year ended February 28, 2010, of $3,965,560 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $41,675,488 ($0.32 per share) for the fiscal year ended February 28, 2010.

For non-corporate shareholders 53.59%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2010

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

Investment Portfolio – Columbia International Value Master Portfolio

February 28, 2010

Common Stocks – 97.6%
	Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 1.6%
Nissan Motor Co., Ltd. (a)	1,330,900	10,560,915
Renault SA (a)	125,200	5,148,454
Toyota Motor Corp.	387,300	14,516,394
Automobiles Total		30,225,763
Household Durables – 1.6%
Sony Corp.	897,900	30,824,413
Household Durables Total		30,824,413
Media – 1.7%
British Sky Broadcasting Group PLC	1,083,100	8,984,215
ITV PLC (a)	27,185,276	22,384,129
Media Total		31,368,344
Multiline Retail – 1.3%
Marks & Spencer Group PLC, ADR	2,485,740	24,983,676
Multiline Retail Total		24,983,676
Specialty Retail – 1.3%
Kingfisher PLC	7,819,700	25,635,468
Specialty Retail Total		25,635,468
Consumer Discretionary Total		143,037,664
Consumer Staples – 11.2%
Food & Staples Retailing – 7.8%
Carrefour SA	891,160	41,117,692
J Sainsbury PLC	4,965,329	25,015,015
Koninklijke Ahold NV	2,496,732	30,597,081
Seven & I Holdings Co., Ltd.	1,041,300	23,487,705
Wm. Morrison Supermarkets PLC	6,214,365	28,284,844
Food & Staples Retailing Total		148,502,337
Food Products – 2.1%
Unilever NV	1,288,649	38,778,631
Food Products Total		38,778,631
Tobacco – 1.3%
Japan Tobacco, Inc.	6,829	24,788,705
Tobacco Total		24,788,705
Consumer Staples Total		212,069,673

	Shares	Value ($)
Energy – 3.6%
Oil, Gas & Consumable Fuels – 3.6%
BP PLC	3,064,170	27,038,278
ENI SpA	1,571,047	35,446,817
Petroleo Brasileiro SA, ADR	170,243	6,537,331
Oil, Gas & Consumable Fuels Total		69,022,426
Energy Total		69,022,426
Financials – 18.8%
Capital Markets – 1.2%
Deutsche Bank AG, Registered Shares	132,250	8,397,949
UBS AG, Registered Shares (a)	975,930	13,454,525
Capital Markets Total		21,852,474
Commercial Banks – 9.6%
Barclays PLC	4,818,407	22,959,699
Chuo Mitsui Trust Holdings, Inc.	1,436,000	5,172,154
Credit Agricole SA	956,132	14,216,937
HSBC Holdings PLC	983,039	10,786,352
Intesa Sanpaolo SpA (a)	8,435,186	29,662,008
Mitsubishi UFJ Financial Group, Inc.	4,958,431	25,058,647
Mizuho Financial Group, Inc.	11,539,600	22,340,157
Natixis (a)	3,977,546	19,633,095
Royal Bank of Scotland Group PLC (a)	1,097,466	630,376
Royal Bank of Scotland Group PLC, ADR (a)	20,467	236,189
San-In Godo Bank Ltd.	233,000	1,846,272
Sumitomo Mitsui Financial Group, Inc.	781,042	25,107,276
Yamaguchi Financial Group, Inc.	425,000	4,654,454
Commercial Banks Total		182,303,616
Consumer Finance – 0.4%
Takefuji Corp.	1,689,230	7,491,211
Consumer Finance Total		7,491,211
Insurance – 7.6%
Aegon NV (a)	5,311,757	33,487,656
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,373,000	35,219,393
Nipponkoa Insurance Co., Ltd.	1,611,000	9,882,323
Sompo Japan Insurance, Inc.	1,408,000	9,746,412

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Swiss Reinsurance Co., Ltd., Registered Shares	451,300	20,282,768
Tokio Marine Holdings, Inc.	1,021,900	28,812,646
XL Capital Ltd., Class A	354,150	6,470,321
Insurance Total		143,901,519
Financials Total		355,548,820
Health Care – 12.8%
Pharmaceuticals – 12.8%
Astellas Pharma, Inc.	635,900	23,941,533
AstraZeneca PLC	991,685	43,601,998
Daiichi Sankyo Co., Ltd.	852,600	17,254,486
GlaxoSmithKline PLC	2,198,848	40,703,016
Ono Pharmaceutical Co., Ltd.	730,800	33,724,802
Sanofi-Aventis SA	697,686	51,034,230
Taisho Pharmaceutical Co., Ltd.	382,000	6,595,622
Takeda Pharmaceutical Co., Ltd.	565,400	25,614,666
Pharmaceuticals Total		242,470,353
Health Care Total		242,470,353
Industrials – 1.3%
Air Freight & Logistics – 0.2%
Deutsche Post AG, Registered Shares	225,000	3,659,605
Air Freight & Logistics Total		3,659,605
Commercial Services & Supplies – 1.1%
Dai Nippon Printing Co., Ltd.	1,555,000	20,565,311
Commercial Services & Supplies Total		20,565,311
Industrials Total		24,224,916
Information Technology – 15.4%
Communications Equipment – 5.3%
Alcatel-Lucent (a)	9,071,300	27,544,821
Nokia Oyj	2,979,465	40,143,907
Telefonaktiebolaget LM Ericsson, Class B	3,292,968	32,930,604
Communications Equipment Total		100,619,332
Computers & Peripherals – 0.6%
NEC Corp. (a)	3,879,000	10,784,096
Computers & Peripherals Total		10,784,096
Electronic Equipment, Instruments & Components – 4.2%
FUJIFILM Holdings Corp.	890,505	28,325,366
Hitachi Ltd. (a)	3,889,000	12,825,449

	Shares	Value ($)
TDK Corp.	185,000	11,410,884
Tyco Electronics Ltd.	1,038,543	26,617,857
Electronic Equipment, Instruments & Components Total		79,179,556
Office Electronics – 1.9%
Canon, Inc.	855,200	35,567,156
Office Electronics Total		35,567,156
Semiconductors & Semiconductor Equipment – 3.4%
Rohm Co., Ltd.	551,500	37,679,160
STMicroelectronics NV	3,166,900	27,425,656
Semiconductors & Semiconductor Equipment Total		65,104,816
Information Technology Total		291,254,956
Materials – 3.4%
Chemicals – 2.1%
Akzo Nobel NV	405,700	20,630,180
BASF SE	328,308	18,435,957
Chemicals Total		39,066,137
Construction Materials – 1.3%
Cemex SAB de CV, ADR (a)	2,032,228	19,428,100
Italcementi SpA	890,500	5,480,724
Construction Materials Total		24,908,824
Materials Total		63,974,961
Telecommunication Services – 20.6%
Diversified Telecommunication Services – 17.8%
Brasil Telecom SA, ADR (Ordinary) (a)	199,977	2,131,755
Brasil Telecom SA, ADR (Preference) (a)	352,511	7,240,576
Deutsche Telekom AG, Registered Shares	3,845,600	49,483,621
France Telecom SA	1,403,318	32,914,017
KT Corp., ADR (a)	286,131	5,487,993
Nippon Telegraph & Telephone Corp.	942,500	41,054,364
Portugal Telecom SGPS SA, ADR	5,584,476	58,804,532
Swisscom AG, ADR	688,200	23,677,727
Tele Norte Leste Participacoes SA, ADR	691,100	12,004,407
Telecom Corp. of New Zealand Ltd., ADR	1,486,604	11,744,172
Telecom Italia SpA	16,491,810	23,489,056

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2010

Common Stocks (continued)
	Shares	Value ($)
Telecom Italia SpA, Savings Shares	23,764,310	25,239,769
Telefonica SA, ADR	362,381	25,431,898
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	18,149,345
Diversified Telecommunication Services Total		336,853,232
Wireless Telecommunication Services – 2.8%
SK Telecom Co., Ltd.	160,077	23,806,606
SK Telecom Co., Ltd., ADR	617,639	10,302,218
Tim Participacoes SA, ADR	127,738	3,626,482
Vivo Participacoes SA, ADR	228,230	6,175,904
Vodafone Group PLC	4,677,390	10,088,329
Wireless Telecommunication Services Total		53,999,539
Telecommunication Services Total		390,852,771
Utilities – 3.0%
Electric Utilities – 3.0%
Centrais Electricas Brasileiras SA, ADR	2,801,140	36,414,820
Korea Electric Power Corp., ADR (a)	1,294,050	20,873,027
Electric Utilities Total		57,287,847
Utilities Total		57,287,847
Total Common Stocks (cost of $2,273,050,912)		1,849,744,387
Short-Term Obligation – 1.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by a U.S. Government Agency obligation maturing 01/15/13, market value $25,757,438 (repurchase proceeds $25,250,084)	25,250,000	25,250,000
Total Short-Term Obligation (cost of $25,250,000)		25,250,000
Total Investments – 98.9% (cost of $2,298,300,912) (b)		1,874,994,387
Other Assets & Liabilities, Net – 1.1%		21,372,124
Net Assets – 100.0%		1,896,366,511

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,298,300,912.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Master Portfolio's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$143,037,664	$—	$143,037,664
Consumer Staples	—	212,069,673	—	212,069,673
Energy	6,537,331	62,485,095	—	69,022,426
Financials	6,706,510	348,842,310	—	355,548,820
Health Care	—	242,470,353	—	242,470,353
Industrials	—	24,224,916	—	24,224,916
Information Technology	26,617,857	264,637,099	—	291,254,956
Materials	19,428,100	44,546,861	—	63,974,961
Telecommunication Services	161,099,282	229,753,489	—	390,852,771
Utilities	57,287,847	—	—	57,287,847
Total Common Stocks	277,676,927	1,572,067,460	—	1,849,744,387
Total Short-Term Obligation	—	25,250,000	—	25,250,000
Total Investments	$277,676,927	$1,597,317,460	$—	$1,874,994,387

The Master Portfolio's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Master Portfolio was invested in the following countries at February 28, 2010.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$584,851,970	31.2
United Kingdom	291,331,584	15.5
France	191,609,247	10.2
Netherlands	150,919,204	8.0
Italy	119,318,374	6.4
Switzerland	84,032,878	4.5
Germany	79,977,132	4.3
Brazil	74,131,274	4.0
South Korea	60,469,844	3.2
Portugal	58,804,532	3.1
Finland	40,143,908	2.1
Mexico	37,577,445	2.0
Sweden	32,930,604	1.8
Spain	25,431,898	1.4
United States*	25,250,000	1.3
New Zealand	11,744,172	0.6
Bermuda	6,470,321	0.4
	$1,874,994,387	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 28, 2010

		($)
Assets	Investments, at identified cost	2,298,300,912
	Investments, at value	1,874,994,387
	Cash	17
	Receivable for:
	Dividends	22,718,913
	Interest	84
	Prepaid expenses	25,853
	Total Assets	1,897,739,254
Liabilities	Payable for:
	Investment advisory fee	1,135,792
	Administration fee	61,242
	Pricing and bookkeeping fees	13,622
	Trustees' fees	38,161
	Custody fee	71,498
	Other liabilities	52,428
	Total Liabilities	1,372,743
	Net Assets	1,896,366,511

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended February 28, 2010

		($)
Investment Income	Dividends	77,372,112
	Interest	22,199
	Foreign taxes withheld	(7,646,803)
	Total Investment Income	69,747,508
Expenses	Investment advisory fee	13,867,175
	Administration fee	744,088
	Pricing and bookkeeping fees	151,931
	Trustees' fees	36,614
	Custody fee	410,269
	Other expenses	129,256
	Expenses before interest expense	15,339,333
	Interest expense	53
	Total Expenses	15,339,386
	Custody earnings credit	(8)
	Net Expenses	15,339,378
	Net Investment Income	54,408,130
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(188,049,417)
	Foreign currency transactions	(115,838)
	Net realized loss	(188,165,255)
	Net change in unrealized appreciation (depreciation) on:
	Investments	712,086,163
	Foreign currency translations	157,614
	Net change in unrealized appreciation (depreciation)	712,243,777
	Net Gain	524,078,522
	Net Increase Resulting from Operations	578,486,652

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

Increase (Decrease) in Net Assets		Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations	Net investment income	54,408,130	89,138,505
	Net realized loss on investments and foreign currency transactions	(188,165,255)	(141,329)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	712,243,777	(1,226,863,915)
	Net Increase (Decrease) Resulting from Operations	578,486,652	(1,137,866,739)
	Contributions	554,246,078	430,376,554
	Withdrawals	(587,073,502)	(1,334,632,286)
	Increase from regulatory settlements	494,889	—
	Total Increase (Decrease) in Net Assets	546,154,117	(2,042,122,471)
Net Assets	Beginning of period	1,350,212,394	3,392,334,865
	End of period	1,896,366,511	1,350,212,394

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Master Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended		Period Ended
	February 28,		February 29,		Year Ended March 31,
	2010	2009	2008 (a)		2007	2006	2005
Total return	46.24%	(42.12)%	(6.79	)%(b)	20.95%	24.88%	13.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.87%	0.84%	0.81	%(d)	0.80%	0.80%	0.86%
Interest expense (e)	—%	—%	—	%(d)	—%	—%	—%
Net expenses (c)	0.87%	0.84%	0.81	%(d)	0.80%	0.80%	0.86%
Waiver/Reimbursement	—	—	—		—	—	0.05%
Net investment income (c)	3.08%	3.58%	3.27	%(d)	1.66%	1.88%	1.57%
Portfolio turnover rate	22%	5%	24	%(b)	19%	20%	21%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia International Value Master Portfolio
February 28, 2010

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at February 28, 2010:

Columbia International Value Master Portfolio*:
Columbia International Value Fund (the "Feeder Fund")	86.4%
Banc of America Capital Management Funds VII, LLC—International Value Fund	13.6%

*  The Master Portfolio serves as a master portfolio for the Columbia International Value Fund, which operates as a feeder fund in a master/feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use

Columbia International Value Master Portfolio, February 28, 2010 (continued)

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor, has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Master Portfolio or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Master Portfolio will not incur any registration costs upon such resale.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Columbia International Value Master Portfolio, February 28, 2010 (continued)

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Master Portfolio becomes aware of such, net of any non-reclaimable tax withholdings.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Tax

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$192,313,125
Unrealized depreciation	(615,619,650)
Net unrealized depreciation	$(423,306,525)

Management is required to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Master Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Master Portfolio. Columbia receives a monthly investment advisory fee based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

Columbia International Value Master Portfolio, February 28, 2010 (continued)

For the year ended February 28, 2010, the effective investment advisory fee rate for the Master Portfolio was 0.78% of the Master Portfolio's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Master Portfolio. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, and administrator of the Master Portfolio. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Master Portfolio upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to the Master Portfolio. As the sub-advisor, and subject to the oversight of Columbia and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio for a monthly administration fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Master Portfolio under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Master Portfolio has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Master Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Columbia International Value Master Portfolio, February 28, 2010 (continued)

Expense Limits and Fee Waivers

Columbia and/or some of the Master Portfolio's other service providers voluntarily agreed to waive fee and/or reimburse the Master Portfolio for certain expenses so that the Master Portfolio's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

Trustees are compensated for their services to the Master Portolio, as set forth on the Statement of Operations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Master Portfolio used one broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the year ended February 28, 2010 was $13,345.

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio were $381,078,142 and $376,375,978, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Master Portfolio received payments totaling $494,889 relating to certain regulatory settlements with third parties that the Master Portfolio had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by the Master Portfolio is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Columbia International Value Master Portfolio, February 28, 2010 (continued)

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,150,000 at a weighted average interest rate of 0.83%.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under

Columbia International Value Master Portfolio, February 28, 2010 (continued)

federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Portfolio") at February 28, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2010

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 64; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 64; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 64; Board Member—Piedmont Natural Gas.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Board Consideration and Re-Approval of Current Investment Advisory and Sub-Advisory Agreements

The Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Fund, Columbia Marsico International Opportunities Fund and Columbia Marsico Global Fund; (ii) investment sub-advisory agreements with Marsico Capital Management, LLC ("Marsico Capital") for Columbia Marsico International Opportunities Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico Global Fund; and (iii) investment sub-advisory agreements with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio. Brandes and Marsico Capital are hereafter referred to as the "Sub-Advisers". The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolio identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Boards met in August for review and discussion of the materials described below. The Investment Committees of the Boards also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committees receive and discuss performance reports at their quarterly meetings. The Contracts Review Committees of the Boards also provided support in managing and coordinating the process by which the Boards reviewed the Advisory Agreements. The Boards' review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single controlling factor. The Boards evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The Boards noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Boards noted that the Transaction was expected to close in the spring of 2010 and that their review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses

The Boards reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Boards reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates, including comparative fee information provided by the Adviser and the Adviser's recommendation that the Boards re-approve the Advisory Agreements with Marsico Capital and Brandes. The Boards also considered a breakpoint fee schedule charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance

The Boards considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability

The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The

Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Boards and their Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Boards and their Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Marsico International Opportunities Fund—The Boards engaged in further review of Columbia Marsico International Opportunities Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Boards noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Boards concluded that the Fund's performance and Actual Management Rate were acceptable.

Columbia Global Value Fund—The Boards engaged in further review of Columbia Global Value Fund because its Actual Management Rate was appreciably above the median of its Peer Group and its performance over some periods was below the median of its Universe. However, the Boards noted other factors such as recent improvements in the Fund's total expense rankings, the inherently higher cost structure of subadvised funds, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Boards concluded that the Fund's performance and Actual Management Rate were acceptable.

Columbia Multi-Advisor International Equity Fund—The Boards engaged in further review of Columbia Multi-Advisor International Equity Fund because its Actual Management Rate was above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Boards noted other factors such as a total expense ratio that was appreciably below the median range of the Fund's Peer Group and recent actions taken by Columbia regarding portfolio management responsibilities. Taking into account these matters and other factors considered, the Boards concluded that the Fund's performance and Actual Management Rate were acceptable.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Boards, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Board Consideration and Approval of Proposed Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Funds.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/ rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised

Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Marsico International Opportunities Fund—The Trustees engaged in further review of Columbia Marsico International Opportunities Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Global Value Fund—The Trustees engaged in further review of Columbia Global Value Fund because its Actual Management Rate was appreciably above the median of its Peer Group and its performance over some periods was below the median of its Universe. However, the Trustees noted other factors such as recent improvements in the Fund's total expense rankings, the inherently higher cost structure of subadvised funds, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Multi-Advisor International Equity Fund—The Trustees engaged in further review of Columbia Multi-Advisor International Equity Fund because its Actual Management Rate was above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as a total expense ratio that was appreciably below the median range of the Fund's Peer Group and recent actions taken by Columbia regarding portfolio management responsibilities. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the International/Global Stock Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

International/Global
Stock Funds

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/35030-0210 (04/10) 10/F6R3I2

Annual Report

February 28, 2010

Index Funds

■	Columbia Large Cap Index Fund

■	Columbia Large Cap Enhanced Core Fund

■	Columbia Mid Cap Index Fund

■	Columbia Small Cap Index Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management’s long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds’ portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Economic Update

February 2010

Summary

For the 12-month period that ended February 28, 2010

■	After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

53.62%	54.58%

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

9.32%	32.79%

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of federal government stimulus spending and a slowdown in inventory reductions. Hopes for a sustained recovery now depend on a variety of factors, including a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of improvement. Existing home sales fell late in the period, but remained above levels of one year ago. According to the National Association of Realtors, the inventory of houses for sale fell over the course of 2009. Housing prices remained unchanged during the past year, but that was progress compared to 2008. The average home price fell in 2008 and since then distressed properties, which accounted for an estimated 38% of sales in January 2010, have weighed on prices because they were heavily discounted.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate as high as 10.2% in October 2009. However, the pace of job losses slowed markedly by the period’s end. Compared to six figure losses of one year ago, 14,000 jobs were added to the labor market in January 2010 and only 14,000 were lost in February 2010.* The rate of unemployment at the end of the period was 9.7%.* Nevertheless, prospects for a quick recovery in the labor markets are dim. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a sharp dive in February. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets and income for their pessimism.

Manufacturing activity remained slow during the first few months of the period. However, a key measure — the Institute for Supply Management’s Index — rose above 50 in July and remained well above 50 for the remainder of the period. A value above 50 tends to indicate that the economy is growing. Industrial production turned positive in January 2010, and durable goods orders took a big jump forward. Manufacturing capacity utilization inched upward to 72.6%.

Consumer spending registered both ups and downs during the 12-month period, but the trend at the end of the period was upward, even though personal income decreased in January 2010. In light of uncertainty about the economy and pressure on consumers from a number of sectors, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate — close to zero throughout the period.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned

*	Source: U.S. Bureau of Labor Statistics

1

Economic Update (continued)

February 2010

53.62% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.58% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in last year’s downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 91.63% (net of dividends, in U.S. dollars).

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 9.32%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.98%. High-yield bond prices rebounded strongly in 2009. For the 12-month period covered by this report, the JPMorgan Developed BB High Yield Index7 returned 32.79%.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[4]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[5]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[6]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[7]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Profile – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+53.09% Class A Shares

+53.62% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 53.09% without sales charge.

■

The fund’s return was in line with the return of its benchmark, the S&P 500 Index,[1] and slightly ahead of the average return of funds in its peer group, the Lipper S&P 500 Index Objective Funds Classification.[2]

■

In a period of sharply rising stock prices, some of the strongest returns came from sectors that had been beaten down as the economy weakened and investor fears about the financial system clouded the markets.

Portfolio Management

Cheryl D’Hollander has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2003

Alfred F. Alley III has co-managed the fund since July 2009 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3

Performance Information – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.45
Class B	1.20
Class Z	0.20

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	9,273	n/a
Class B	8,973	8,973
Class Z	9,506	n/a

Average annual total return as of 02/28/10 (%)

Share class	A	B		Z
Inception	10/10/95	09/23/05		12/15/93
Sales charge	without	without	with	without
1-year	53.09	51.94	46.94	53.49
5-year	0.02	–0.64	–1.02	0.26
10-year	–0.75	–1.08	–1.08	–0.51

Average annual total return as of 03/31/10 (%)

Share class	A	B		Z
Sales charge	without	without	with	without
1-year	49.21	48.14	43.14	49.57
5-year	1.55	0.88	0.49	1.81
10-year	–1.10	–1.43	–1.43	–0.85

The “with sales charge” returns include the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B shares commenced operations on September 23, 2005 and have no performance prior to that date. Performance prior to September 23, 2005 is that of Class A shares at net asset value with no distribution and service (12b-1 fees) of 0.25%. If Class B shares’ distribution and service (12b-1) fees had been reflected, total returns would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Large Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,091.30	1,022.86	2.02	1.96	0.39
Class B	1,000.00	1,000.00	1,087.20	1,019.14	5.90	5.71	1.14
Class Z	1,000.00	1,000.00	1,092.40	1,024.10	0.73	0.70	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)
Class A	21.30
Class B	21.37
Class Z	21.37

Distributions declared per share

03/01/09 – 02/28/10 ($)
Class A	0.33
Class B	0.20
Class Z	0.38

Top 5 sectors

as of 02/28/10 (%)
Information Technology	18.4
Financials	15.6
Health Care	12.3
Consumer Staples	11.3
Energy	10.9

Sector Breakdown is calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 53.09% without sales charge. The fund’s benchmark, the S&P 500 Index, returned 53.62%. The average return for the Lipper S&P 500 Index Objective Funds Classification was 52.89%. The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the benchmark. As such, its return was in line with that of the benchmark, after fees and expenses, which the benchmark does not incur, and slightly ahead of the average return of funds in its peer group. In a period of sharply rising stock prices, some of the strongest returns came from sectors that had been beaten down as the economy weakened and investor fears about the financial system clouded the markets.

Financials, consumer discretionary and industrials led the market

As the economy revived and investor confidence strengthened, the strongest gains for the period came from the financials, consumer discretionary and industrials sectors. As investors gained confidence in the ability of the Federal Reserve Board to restore liquidity to the financial markets and quell a crisis that had been set off by a sinking subprime mortgage market, the financials sector rose more than 98% during the 12-month period covered by this report. In the financials sector, the Advisor’s parent company, Bank of America (1.6% of net assets), reported a triple-digit gain. JPMorgan Chase and Wells Fargo (1.6% and 1.4% of net assets, respectively) were other strong contributors to the fund’s return. Consumer discretionary stocks gained 77% for the period, led by solid contributions by Walt Disney, Ford Motor and Time Warner (0.6%, 0.4% and 0.3% of net assets, respectively). Within the industrials sector, General Electric, United Technologies and 3M (1.7%, 0.6% and 0.6% of net assets, respectively) were the fund’s top contributors.

Telecommunications, utilities and energy contributed modest returns

All ten sectors of the benchmark generated positive returns, but gains from telecommunications, utilities and energy were modest compared to returns from other sectors. Overall, the telecommunications sector returned 13%, utilities gained 20% and energy rose 30% for the period.

Looking ahead

While the economic conditions that elicited investor anxiety in 2009 have not been fully reversed, signs that the economy may be righting itself give reason for optimism about the stock market in 2010. Recent employment reports indicate that the number of jobs lost each month has slowed, and the unemployment rate has actually edged lower. We believe that shareholders should keep in mind that volatility is characteristic of the stock market. Yet, historically equities have also been the strongest performing asset class. Patience can help investors ride out the difficult periods and position them to reap potential rewards over the long term.

6

Portfolio Manager’s Report (continued) – Columbia Large Cap Index Fund

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Top 10 holdings

as of 02/28/10 (%)
Exxon Mobil	3.0
Microsoft	2.2
Procter & Gamble	1.8
Apple	1.8
Johnson & Johnson	1.7
General Electric	1.7
International Business Machines	1.6
Bank of America	1.6
JPMorgan Chase	1.6
AT&T	1.4

Information provided is calculated as a percentage of net assets.

7

Fund Profile – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+50.49% Class A Shares

+53.62% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 50.49% without sales charge.

■

In a period marked by strong gains for equities, the fund, its benchmark, the S& P 500 Index[1], and the average fund in its peer group, the Lipper Large-Cap Core Funds Classification[2], all returned more than 50%.

■	The fund’s emphasis on higher-quality stocks and decisions to sell underperformers that subsequently generated strong gains generally accounted for the fund’s shortfall to the index.

Portfolio Management

Brian M. Condon has managed the fund since February 2009 and has been associated with the advisor or its predecessors since 1999.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

8

Performance Information – Columbia Large Cap Enhanced Core Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)
Class A	9,767
Class R	9,657
Class Y	10,030
Class Z	10,030

Average annual total return as of 02/28/10 (%)

Share class	A	R	Y	Z
Inception	07/31/96	01/23/06	07/15/09	07/31/96
1-year	50.49	50.02	50.86	50.82
5-year	–0.09	–0.32	0.17	0.16
10-year	–0.24	–0.35	0.03	0.03

Average annual total return as of 03/31/10 (%)

Share class	A	R	Y	Z
1-year	47.37	46.91	47.85	47.69
5-year	1.30	1.07	1.58	1.56
10-year	–0.67	–0.78	–0.40	–0.41

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.89
Class R	1.14
Class Y	0.55
Class Z	0.64

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares, Class Y shares and Class Z shares, each sold at net asset value (NAV), have limited eligibility and the investment minimum requirements may vary. The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee. The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would have been lower. Only eligible investors may purchase Class R shares, Class Y shares and Class Z shares of the fund, directly or by exchange. Please see the fund’s prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

9

Understanding Your Expenses – Columbia Large Cap Enhanced Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,093.40	1,019.98	5.03	4.86	0.97
Class R	1,000.00	1,000.00	1,091.50	1,018.74	6.33	6.11	1.22
Class Z	1,000.00	1,000.00	1,094.60	1,021.22	3.74	3.61	0.72
Class Y	1,000.00	1,000.00	1,096.00	1,021.97	2.96	2.86	0.57

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses for Class A, Class R and Class Z shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Portfolio Manager’s Report – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)
Class A	10.73
Class R	10.72
Class Y	10.70
Class Z	10.70

Distributions declared per share

03/01/09 – 02/28/10 ($)
Class A	0.16
Class R	0.14
Class Y	0.15
Class Z	0.18

For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 50.49% without sales charge. The fund’s benchmark, the S&P 500 Index, returned 53.62%. The average return of funds in its peer group, the Lipper Large-Cap Core Funds Classification, was 51.96%. Financials, technology and materials stocks produced the fund’s strongest returns for the period. An emphasis on higher-quality stocks, especially in the consumer discretionary sector, detracted from performance as lower-quality stocks were market leaders through most of the period. Decisions to sell certain underperformers that subsequently produced strong gains also contributed to the fund’s shortfall to the index.

Strong gains from financials, technology and materials stocks

All ten benchmark sectors enjoyed positive returns for the 12-month period covered by this report; however those sectors that were hurt the most in the economic downturn and financial crisis rebounded the strongest. Financials emerged as the top-performing sector as actions by the Federal Reserve helped provide liquidity and calm investor fears. In this environment, the fund’s positions in Wells Fargo, JPMorgan Chase and Genworth Financial (1.4%, 1.4% and 0.2% of net assets, respectively) made strong positive contributions to the fund’s performance.

Encouraged by signs of an increase in economic activity, investors favored sectors that stood to benefit from an economic rebound. Information technology was one such beneficiary. As a result, our decision to overweight Microsoft, Intel and Apple (2.8%, 1.6% and 1.9% of net assets, respectively) relative to the index was rewarded with substantial gains. Holdings in the materials sector also benefited relative performance as the economy gained ground, especially Dow Chemical and Eastman Chemical (0.1% and 0.8% of net assets, respectively), which delivered triple-digit returns for the period.

Focus on quality, early exits hampered returns

The fund’s stock selection methodology was not a good match for the market environment that prevailed as stocks began to rally in March 2009. We tend to avoid stocks that we classify as low quality, and many of those stocks turned out to be the best performers for the period. We believe that our investment process has served shareholders well over the long term and we remain committed to our investment discipline.

We also gave up some performance because we sold certain stocks that had underperformed, which subsequently turned around and delivered large gains. Johnson Controls, Gannett and CBS all scored triple-digit gains after we sold them at a loss. In the industrials sector, we sold both Fedex and Boeing prematurely and only captured a portion of the returns they generated during the period.

11

Portfolio Manager’s Report (continued) – Columbia Large Cap Enhanced Core Fund

Top 5 sectors

as of 02/28/10 (%)
Information Technology	18.9
Financials	14.3
Health Care	12.7
Consumer Staples	11.3
Energy	11.1

Top 10 holdings

as of 02/28/10 (%)
Microsoft	2.8
Exxon Mobil	2.7
International Business Machines	2.2
Procter & Gamble	2.1
Hewlett Packard	2.0
General Electric	1.9
Apple	1.9
Chevron	1.9
Johnson & Johnson	1.7
Intel	1.6

Information provided is calculated as a percentage of net assets.

Looking ahead

In the final months of the period, we observed that our valuation metrics, in particular, were once again driving returns. This shift came as no surprise because historically, investors have refocused on valuation in the aftermath of periods in which low-quality stocks have driven markets. With this in mind, we believe that the fund’s stock selection methodology will help the fund capitalize on this shift in focus, because it incorporates a strong valuation component in addition to its emphasis on quality and other fundamental factors.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

12

Fund Profile – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+66.35% Class A Shares

+67.00% S&P MidCap 400 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 66.35% without sales charge.

■

The fund performed in line with its primary benchmark, the S&P MidCap 400 Index[1], after accounting for fees and expenses. Its return was slightly higher than the return of the average fund in its peer group, the Lipper Mid-Cap Core Funds Classification.[2]

■	The portfolio is constructed to closely approximate the benchmark.

Portfolio Management

Cheryl D’Hollander has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2003

Alfred F. Alley III has co-managed the fund since July 2009 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

[1]

The Standard & Poor’s (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

13

Performance Information – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.50
Class Z	0.25

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 06/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment since inception – 02/28/10 ($)
Class A	16,844
Class Z	16,433

Average annual total return as of 02/28/10 (%)

Share class	A	Z
Inception	05/31/00	03/31/00
1-year	66.35	66.71
5-year	3.20	3.47
Since inception	5.49	5.14

Average annual total return as of 03/31/10 (%)

Share class	A	Z
1-year	63.33	63.68
5-year	4.87	5.13
Since inception	6.18	5.82

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

14

Understanding Your Expenses – Columbia Mid Cap Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,134.70	1,022.56	2.38	2.26	0.45
Class Z	1,000.00	1,000.00	1,135.90	1,023.80	1.06	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

15

Portfolio Manager’s Report – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)
Class A	9.44
Class Z	9.41

Distribution declared per share

03/01/09 – 02/28/10 ($)
Class A	0.09
Class Z	0.10

Top 5 sectors

as of 02/28/10 (%)
Financials	19.2
Information Technology	14.6
Consumer Discretionary	14.1
Industrials	14.0
Health Care	12.2

Sector Breakdown is calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 66.35% without sales charge. The fund’s benchmark, the S&P MidCap 400 Index, returned 67.00%. The average return of funds in its peer group, the Lipper Mid-Cap Core Funds Classification, was 65.01%. The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P MidCap 400 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur. Its return was slightly higher than the return of the average fund in its peer group. In a period of sharply rising stock prices, most sectors of the market rebounded strongly after being beaten down in a weak economy.

Materials, energy and technology led mid-cap market advance

As the economy revived and investor confidence strengthened, the strongest gains for the period came from the materials, energy and technology sectors. In materials, signs that the nation’s manufacturing sector was on the mend drove the sector up more than 95%. Lubrizol, a specialty chemicals manufacturer, Ashland, which distributes and manufactures specialty chemicals and plastics (0.6% and 0.4% of net assets, respectively), and Cliffs Natural Resources, iron ore producer, were the top three contributors to the fund’s return from materials stocks. Cliffs was sold before the end of the period. As energy prices moved higher, oil and gas exploration and production companies Newfield Exploration and Cimarex Energy (0.7% and 0.5% of net assets, respectively), along with FMC Technologies, which makes technology systems for the energy sector, led energy returns for the fund. By period end, FMC was no longer in the portfolio because its higher share price pushed its market capitalization into large-cap territory. In technology, Cree, F5 Networks (0.8% and 0.5% of nets assets, respectively) and Western Digital made the most significant contribution to the fund’s returns. Western Digital, which makes external storage drives, was no longer in the portfolio at the end of the period because it exceeded the market capitalization limits for mid-cap stocks.

Telecommunications and utilities stocks lagged the index average

Although all ten industry sectors made solid contributions to the fund’s returns, telecommunications, which accounts for less than one percent of the index, gained only 14% for the period. Utilities stocks, which, because of their defensive characteristics had held up somewhat better than other sectors in the market decline, gained 38%.

Looking ahead

While the economic conditions that elicited investor anxiety in 2009 have not been fully reversed, signs that the economy may be righting itself give reason for optimism about the stock market in 2010. Recent employment reports indicate that the number of jobs lost each month has slowed, and the unemployment rate has actually edged lower. We believe that shareholders should keep in mind that volatility is characteristic of the

16

Portfolio Manager’s Report (continued) – Columbia Mid Cap Index Fund

Top 10 holdings

as of 02/28/10 (%)
Vertex Pharmaceuticals	0.8
Cree	0.7
Newfield Exploration	0.7
New York Community Bancorp	0.7
Cerner	0.6
Lubrizol	0.6
Joy Global	0.6
Edwards Lifesciences	0.6
Everest Reinsurance Group	0.6
Henry Schein	0.6

Information provided is calculated as a percentage of net assets.

stock market. Yet, historically equities have also been the strongest performing asset class. Patience can help investors ride out the difficult periods and position them to reap potential rewards over the long term.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

17

Fund Profile – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/10

+63.90% Class A Shares

+64.66% S&P SmallCap 600 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 63.90% without sales charge.

■

The fund generally tracked its primary benchmark, S&P SmallCap 600 Index.[1] Its return was slightly lower than the return of the average fund in its peer group, the Lipper Small-Cap Core Funds Classification.[2]

■	The portfolio is constructed to closely approximate the benchmark.

Portfolio Management

Cheryl D’Hollander has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2003.

Alfred F. Alley III has co-managed the fund since July 2009 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated July 1, 2009, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

[1]

The Standard & Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

18

Performance Information – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.45
Class Z	0.20

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/00 – 02/28/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)
Class A	16,256
Class Z	16,701

Average annual total return as of 02/28/10 (%)
Share class	A	Z
Inception	10/15/96	10/15/96
1-year	63.90	64.34
5-year	1.09	1.36
10-year	4.98	5.26

Average annual total return as of 03/31/10 (%)
Share class	A	Z
1-year	63.36	63.80
5-year	3.16	3.43
10-year	6.11	6.39

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

19

Understanding Your Expenses – Columbia Small Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,110.70	1,022.56	2.36	2.26	0.45
Class Z	1,000.00	1,000.00	1,112.40	1,023.80	1.05	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

20

Portfolio Manager’s Report – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/10 ($)
Class A	13.97
Class Z	14.01

Distribution declared per share

03/01/09 – 02/28/10 ($)
Class A	0.09
Class Z	0.11

Top 5 sectors

as of 02/28/10 (%)
Financials	18.3
Information Technology	17.7
Industrials	16.4
Consumer Discretionary	15.8
Health Care	13.3

Sector Breakdown is calculated as a percentage of net assets.

For the 12-month period that ended February 28, 2010, the fund’s Class A shares returned 63.90% without sales charge. The fund’s benchmark, the S&P SmallCap 600 Index returned 64.66%. The average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification, was 65.01%. The fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P SmallCap 600 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur. In a period of sharply rising stock prices, most sectors of the market rebounded strongly after being beaten down in a weak economy.

Energy, consumer discretionary and materials stocks led small-cap market advance

As the economy revived and investor confidence strengthened, the strongest gains for the period came from the small-cap energy, consumer discretionary and materials sectors. In the energy sector, which rose 110% for the 12-month period, rebounding oil prices had a significant positive impact on small companies. Oil States International, an oil service company; Dril-Quip, which makes offshore drilling equipment (0.5% and 0.4% of net assets, respectively), and Atwood Oceanics, an offshore driller, made the highest contributions to the fund’s return for the period. Atwood Oceanics was no longer in the fund at the end of the period because it had exceeded the market-cap limits for the index and migrated into mid-cap range. Consumer discretionary stocks rose more than 98% for the period. Polaris Industries, which makes recreational vehicles; Deckers Outdoor, a footwear maker, and Tractor Supply, a retail farm and ranch chain (0.4%, 0.4% and 0.5% of net assets, respectively) were the top contributors for the sector to the fund’s return. In the materials sector, which gained 94% for the period, NewMarket, Texas Industries and OM Group (0.3%, 0.2% and 0.3% of net assets, respectively) led returns for the fund. NewMarket’s main business is the manufacture of petroleum additives. Texas Industries is a supplier of cement, aggregate and building materials. OM Group develops, produces and markets specialty chemicals.

Telecommunications and utilities lagged

As investors focused on companies with growth potential in a rebounding economy, utilities and telecommunications stocks were left behind. Utilities delivered a solid 22% return, but fell far short of the overall index return. Telecommunications was the only small-cap sector to lose ground as stocks rallied throughout the period. Telecommunications, which accounts for just 0.6% of the index, lost 25% for the period.

Looking ahead

While the economic conditions that elicited investor anxiety in 2009 have not been fully reversed, signs that the economy may be righting itself give reason for optimism about the stock market in 2010. Recent employment reports indicate that the number of jobs lost each month has slowed, and the unemployment rate has actually edged lower. We believe that shareholders should keep in mind that volatility is characteristic of the

21

Portfolio Manager’s Report (continued) – Columbia Small Cap Index Fund

Top 10 holdings

as of 2/28/10 (%)
iShares S&P SmallCap 600 Index	0.9
Skyworks Solutions	0.6
Mednax	0.6
Gardner Denver	0.5
Varian Semiconductor Equipment Associates	0.5
Oil States International	0.5
St. Mary Land & Exploration	0.5
Tractor Supply	0.5
Piedmont Natural Gas	0.5
Watsco, Inc.	0.5

Holdings are calculated as a percentage of net assets.

stock market. Yet, historically equities have also been the strongest performing asset class. Patience can help investors ride out the difficult periods and position them to reap potential rewards over the long term.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

22

Investment Portfolio – Columbia Large Cap Index Fund

February 28, 2010

Common Stocks – 97.7%

	Shares	Value ($)
Consumer Discretionary – 9.7%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. (a)	63,835	829,217
Johnson Controls, Inc.	176,840	5,499,724

Auto Components Total		6,328,941

Automobiles – 0.4%
Ford Motor Co. (a)	871,301	10,229,074
Harley-Davidson, Inc.	61,812	1,521,193

Automobiles Total		11,750,267

Distributors – 0.1%
Genuine Parts Co.	42,052	1,697,219

Distributors Total		1,697,219

Diversified Consumer Services – 0.2%
Apollo Group, Inc., Class A (a)	33,862	2,027,656
DeVry, Inc.	16,239	1,025,493
H&R Block, Inc.	88,345	1,526,602

Diversified Consumer Services Total		4,579,751

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	115,109	4,139,320
Darden Restaurants, Inc.	36,829	1,493,416
International Game Technology	78,214	1,372,656
Marriott International, Inc., Class A	66,844	1,812,141
McDonald’s Corp.	284,279	18,151,214
Starbucks Corp. (a)	195,686	4,483,166
Starwood Hotels & Resorts Worldwide, Inc.	49,285	1,907,329
Wyndham Worldwide Corp.	47,062	1,081,955
Wynn Resorts Ltd. (a)	18,148	1,153,668
Yum! Brands, Inc.	123,212	4,154,709

Hotels, Restaurants & Leisure Total		39,749,574

Household Durables – 0.4%
Black & Decker Corp.	15,876	1,150,534
D.R. Horton, Inc.	72,821	900,067
Fortune Brands, Inc.	39,564	1,734,090
Harman International Industries, Inc. (a)	18,254	787,478
Leggett & Platt, Inc.	40,087	759,649
Lennar Corp., Class A	42,533	697,966
Newell Rubbermaid, Inc.	73,187	1,006,321
Pulte Homes, Inc. (a)	83,205	901,110
Whirlpool Corp.	19,567	1,646,759

Household Durables Total		9,583,974

Internet & Catalog Retail – 0.5%
Amazon.com, Inc. (a)	87,832	10,399,309
Expedia, Inc. (a)	55,561	1,235,676

	Shares	Value ($)
Priceline.com, Inc. (a)	11,600	2,630,416

Internet & Catalog Retail Total		14,265,401

Leisure Equipment & Products – 0.1%
Eastman Kodak Co. (a)	70,659	419,715
Hasbro, Inc.	32,794	1,173,369
Mattel, Inc.	95,213	2,093,734

Leisure Equipment & Products Total		3,686,818

Media – 2.9%
CBS Corp., Class B	178,427	2,317,767
Comcast Corp., Class A	752,043	12,363,587
DIRECTV, Class A (a)	252,091	8,533,280
Discovery Communications, Inc., Class A (a)	74,600	2,323,790
Gannett Co., Inc.	62,212	942,512
Interpublic Group of Companies, Inc. (a)	128,069	960,517
McGraw-Hill Companies, Inc.	82,918	2,835,796
Meredith Corp.	9,707	298,199
New York Times Co., Class A (a)	30,454	333,167
News Corp., Class A	593,565	7,935,964
Omnicom Group, Inc.	82,013	3,003,316
Scripps Networks Interactive Inc., Class A	23,586	933,534
Time Warner Cable, Inc.	92,879	4,336,520
Time Warner, Inc.	307,642	8,933,924
Viacom, Inc., Class B (a)	159,953	4,742,606
Walt Disney Co.	506,721	15,829,964
Washington Post Co., Class B	1,589	667,873

Media Total		77,292,316

Multiline Retail – 0.9%
Big Lots, Inc. (a)	21,731	727,989
Family Dollar Stores, Inc.	36,599	1,207,401
J.C. Penney Co., Inc.	62,149	1,714,069
Kohl’s Corp. (a)	80,763	4,346,665
Macy’s, Inc.	110,962	2,124,922
Nordstrom, Inc.	43,516	1,607,481
Sears Holdings Corp. (a)	12,755	1,220,271
Target Corp.	198,239	10,213,273

Multiline Retail Total		23,162,071

Specialty Retail – 2.0%
Abercrombie & Fitch Co., Class A	23,144	842,904
AutoNation, Inc. (a)	24,331	431,875
Autozone, Inc. (a)	7,932	1,316,157
Bed Bath & Beyond, Inc. (a)	69,249	2,881,451
Best Buy Co., Inc.	89,961	3,283,576
GameStop Corp., Class A (a)	43,433	747,048
Gap, Inc.	125,394	2,695,971
Home Depot, Inc.	448,015	13,978,068

See Accompanying Notes to Financial Statements.

23

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Specialty Retail (continued)
Limited Brands, Inc.	70,435	1,557,318
Lowe’s Companies, Inc.	387,841	9,195,710
O’Reilly Automotive, Inc. (a)	36,166	1,421,324
Office Depot, Inc. (a)	72,370	522,511
RadioShack Corp.	32,961	644,717
Ross Stores, Inc.	33,000	1,614,030
Sherwin-Williams Co.	25,037	1,586,845
Staples, Inc.	190,697	4,912,355
Tiffany & Co.	32,800	1,455,992
TJX Companies, Inc.	110,622	4,605,194
Urban Outfitters, Inc. (a)	34,100	1,098,361

Specialty Retail Total		54,791,407

Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	83,981	3,060,268
NIKE, Inc., Class B	102,675	6,940,830
Polo Ralph Lauren Corp.	15,088	1,205,984
V.F. Corp.	23,395	1,810,305

Textiles, Apparel & Luxury Goods Total		13,017,387

Consumer Discretionary Total		259,905,126

Consumer Staples – 11.3%
Beverages – 2.5%
Brown-Forman Corp., Class B	28,958	1,516,241
Coca-Cola Co.	610,414	32,181,026
Coca-Cola Enterprises, Inc.	83,764	2,140,170
Constellation Brands, Inc., Class A (a)	52,567	790,608
Dr Pepper Snapple Group, Inc.	66,914	2,124,519
Molson Coors Brewing Co., Class B	41,387	1,671,207
Pepsi Bottling Group, Inc.	37,912	1,449,376
PepsiCo, Inc.	415,163	25,935,233

Beverages Total		67,808,380

Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	114,893	7,005,026
CVS Caremark Corp.	371,633	12,542,614
Kroger Co.	171,410	3,788,161
Safeway, Inc.	107,082	2,668,483
SUPERVALU, Inc.	55,856	852,921
Sysco Corp.	155,959	4,507,215
Wal-Mart Stores, Inc.	562,076	30,391,449
Walgreen Co.	260,481	9,179,351
Whole Foods Market, Inc. (a)	44,849	1,591,691

Food & Staples Retailing Total		72,526,911

	Shares	Value ($)
Food Products – 1.8%
Archer-Daniels-Midland Co.	169,252	4,969,239
Campbell Soup Co.	50,008	1,666,767
ConAgra Foods, Inc.	116,660	2,853,504
Dean Foods Co. (a)	47,600	694,484
General Mills, Inc.	86,000	6,192,860
H.J. Heinz Co.	83,150	3,816,585
Hershey Co.	43,807	1,741,766
Hormel Foods Corp.	18,375	755,396
J.M. Smucker Co.	31,403	1,874,131
Kellogg Co.	66,970	3,492,485
Kraft Foods, Inc., Class A	456,805	12,986,966
McCormick & Co., Inc. Non-Voting Shares	34,541	1,281,817
Mead Johnson Nutrition Co., Class A	53,900	2,549,470
Sara Lee Corp.	183,722	2,491,270
Tyson Foods, Inc., Class A	80,341	1,369,011

Food Products Total		48,735,751

Household Products – 2.6%
Clorox Co.	36,808	2,256,699
Colgate-Palmolive Co.	131,009	10,865,886
Kimberly-Clark Corp.	109,388	6,644,227
Procter & Gamble Co.	769,693	48,706,173

Household Products Total		68,472,985

Personal Products – 0.2%
Avon Products, Inc.	112,531	3,425,443
Esteé Lauder Companies, Inc., Class A	31,114	1,870,885

Personal Products Total		5,296,328

Tobacco – 1.5%
Altria Group, Inc.	545,904	10,983,589
Lorillard, Inc.	42,311	3,090,395
Philip Morris International, Inc.	501,759	24,576,156
Reynolds American, Inc.	44,509	2,350,075

Tobacco Total		41,000,215

Consumer Staples Total		303,840,570

Energy – 10.9%
Energy Equipment & Services – 1.8%
Baker Hughes, Inc.	81,655	3,912,908
BJ Services Co.	77,368	1,690,491
Cameron International Corp. (a)	64,387	2,648,237
Diamond Offshore Drilling, Inc.	18,297	1,597,694
FMC Technologies, Inc. (a)	32,179	1,807,495
Halliburton Co.	237,575	7,162,886
Helmerich & Payne, Inc.	27,800	1,126,456
Nabors Industries Ltd. (a)	74,634	1,644,933

See Accompanying Notes to Financial Statements.

24

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Energy Equipment & Services (continued)
National-Oilwell Varco, Inc.	110,164	4,788,829
Rowan Companies, Inc. (a)	29,979	780,054
Schlumberger Ltd.	316,330	19,327,763
Smith International, Inc.	65,164	2,671,072

Energy Equipment & Services Total		49,158,818

Oil, Gas & Consumable Fuels – 9.1%
Anadarko Petroleum Corp.	129,516	9,082,957
Apache Corp.	88,536	9,175,871
Cabot Oil & Gas Corp.	27,343	1,097,548
Chesapeake Energy Corp.	170,642	4,533,958
Chevron Corp.	528,522	38,212,141
ConocoPhillips	390,885	18,762,480
Consol Energy, Inc.	47,596	2,396,935
Denbury Resources, Inc. (a)	65,775	926,112
Devon Energy Corp.	117,035	8,059,030
El Paso Corp.	184,752	1,934,353
EOG Resources, Inc.	66,527	6,256,864
Exxon Mobil Corp. (b)	1,250,701	81,295,565
Hess Corp.	76,700	4,509,960
Marathon Oil Corp.	186,527	5,399,957
Massey Energy Co.	22,551	971,272
Murphy Oil Corp.	50,307	2,610,933
Noble Energy, Inc.	45,692	3,319,067
Occidental Petroleum Corp.	213,863	17,076,961
Peabody Energy Corp.	70,553	3,243,321
Pioneer Natural Resources Co.	30,403	1,418,300
Range Resources Corp.	41,535	2,102,086
Southwestern Energy Co. (a)	90,927	3,868,944
Spectra Energy Corp.	170,388	3,714,458
Sunoco, Inc.	30,824	812,829
Tesoro Corp.	36,934	440,253
Valero Energy Corp.	148,649	2,604,331
Williams Companies, Inc.	153,635	3,309,298
XTO Energy, Inc.	152,936	6,989,175

Oil, Gas & Consumable Fuels Total		244,124,959

Energy Total		293,283,777

Financials – 15.6%
Capital Markets – 2.6%
Ameriprise Financial, Inc.	67,151	2,688,055
Bank of New York Mellon Corp.	317,294	9,049,225
Charles Schwab Corp.	251,054	4,596,799
E*TRADE Financial Corp. (a)	407,950	656,800
Federated Investors, Inc., Class B	23,244	581,332
Franklin Resources, Inc.	39,277	3,995,256
Goldman Sachs Group, Inc.	135,463	21,179,640

	Shares	Value ($)
Invesco Ltd.	112,974	2,214,290
Janus Capital Group, Inc.	47,950	599,375
Legg Mason, Inc.	42,811	1,106,664
Morgan Stanley	358,151	10,092,695
Northern Trust Corp.	63,620	3,390,310
State Street Corp.	130,369	5,854,872
T. Rowe Price Group, Inc.	67,814	3,437,492

Capital Markets Total		69,442,805

Commercial Banks – 2.9%
BB&T Corp.	181,162	5,168,552
Comerica, Inc.	39,792	1,435,695
Fifth Third Bancorp.	209,512	2,558,142
First Horizon National Corp. (a)	58,455	748,224
Huntington Bancshares, Inc.	188,404	906,223
KeyCorp	231,461	1,654,946
M&T Bank Corp.	21,741	1,683,406
Marshall & Ilsley Corp.	138,277	979,001
PNC Financial Services Group, Inc.	136,188	7,321,467
Regions Financial Corp.	312,992	2,112,696
SunTrust Banks, Inc.	131,468	3,130,253
U.S. Bancorp	503,869	12,400,216
Wells Fargo & Co.	1,346,550	36,814,677
Zions Bancorporation	36,428	675,375

Commercial Banks Total		77,588,873

Consumer Finance – 0.7%
American Express Co.	313,308	11,965,233
Capital One Financial Corp.	118,504	4,473,526
Discover Financial Services	143,039	1,952,482
SLM Corp. (a)	125,072	1,398,305

Consumer Finance Total		19,789,546

Diversified Financial Services – 4.4%
Bank of America Corp. (c)	2,617,817	43,612,831
Citigroup, Inc. (a)	5,137,248	17,466,643
CME Group, Inc.	17,520	5,285,609
IntercontinentalExchange, Inc. (a)	19,320	2,072,843
JPMorgan Chase & Co.	1,038,175	43,572,205
Leucadia National Corp. (a)	49,950	1,185,813
Moody’s Corp.	51,739	1,377,292
NASDAQ OMX Group, Inc. (a)	38,909	724,875
NYSE Euronext	68,533	1,807,900

Diversified Financial Services Total		117,106,011

Insurance – 3.7%
AFLAC, Inc.	123,261	6,095,256
Allstate Corp.	141,314	4,416,063
American International Group, Inc. (a)	35,490	879,087

See Accompanying Notes to Financial Statements.

25

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance (continued)
Aon Corp.	72,190	2,955,459
Assurant, Inc.	30,736	938,063
Berkshire Hathaway, Inc., Class B (a)	435,700	34,912,641
Chubb Corp.	90,024	4,542,611
Cincinnati Financial Corp.	42,823	1,151,939
Genworth Financial, Inc., Class A (a)	128,688	2,051,287
Hartford Financial Services Group, Inc.	100,922	2,459,469
Lincoln National Corp.	79,562	2,003,371
Loews Corp.	95,074	3,466,398
Marsh & McLennan Companies, Inc.	138,993	3,227,417
MetLife, Inc.	215,726	7,850,269
Principal Financial Group, Inc.	84,071	1,951,288
Progressive Corp.	177,605	3,045,926
Prudential Financial, Inc.	122,227	6,405,917
Torchmark Corp.	21,771	1,012,352
Travelers Companies, Inc.	143,955	7,570,593
Unum Group	87,368	1,818,128
XL Capital Ltd., Class A	90,146	1,646,967

Insurance Total		100,400,501

Real Estate Investment Trusts (REITs) – 1.2%
Apartment Investment & Management Co., Class A	30,775	513,635
AvalonBay Communities, Inc.	21,470	1,748,087
Boston Properties, Inc.	36,573	2,484,404
Equity Residential Property Trust	72,758	2,625,109
HCP, Inc.	77,219	2,222,363
Health Care REIT, Inc.	32,397	1,372,337
Host Hotels & Resorts, Inc. (a)	166,237	1,946,635
Kimco Realty Corp.	105,785	1,469,354
Plum Creek Timber Co., Inc.	42,884	1,532,245
ProLogis	124,617	1,606,313
Public Storage	35,734	2,936,977
Simon Property Group, Inc.	75,141	5,882,789
Ventas, Inc.	41,226	1,821,777
Vornado Realty Trust	41,293	2,713,776

Real Estate Investment Trusts (REITs) Total		30,875,801

Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc., Class A (a)	71,046	937,807

Real Estate Management & Development Total		937,807

	Shares	Value ($)
Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	124,534	1,683,700
People’s United Financial, Inc.	91,778	1,447,339

Thrifts & Mortgage Finance Total		3,131,039

Financials Total		419,272,383

Health Care – 12.3%
Biotechnology – 1.6%
Amgen, Inc. (a)	266,694	15,097,547
Biogen Idec, Inc. (a)	70,999	3,905,655
Celgene Corp. (a)	121,091	7,207,336
Cephalon, Inc. (a)	19,668	1,350,602
Genzyme Corp. (a)	69,948	4,001,026
Gilead Sciences, Inc. (a)	237,072	11,286,998

Biotechnology Total		42,849,164

Health Care Equipment & Supplies – 1.9%
Baxter International, Inc.	158,803	9,040,655
Becton Dickinson & Co.	62,469	4,864,461
Boston Scientific Corp. (a)	397,935	3,080,017
C.R. Bard, Inc.	25,471	2,133,960
CareFusion Corp. (a)	46,645	1,177,320
DENTSPLY International, Inc.	40,051	1,325,288
Hospira, Inc. (a)	42,707	2,234,857
Intuitive Surgical, Inc. (a)	10,066	3,494,311
Medtronic, Inc.	291,586	12,654,832
St. Jude Medical, Inc. (a)	88,100	3,367,182
Stryker Corp.	74,361	3,948,569
Varian Medical Systems, Inc. (a)	32,818	1,607,098
Zimmer Holdings, Inc. (a)	56,122	3,217,474

Health Care Equipment & Supplies Total		52,146,024

Health Care Providers & Services – 2.2%
Aetna, Inc.	114,178	3,424,198
AmerisourceBergen Corp.	75,921	2,128,825
Cardinal Health, Inc.	95,591	3,247,226
CIGNA Corp.	71,994	2,466,514
Coventry Health Care, Inc. (a)	39,027	904,646
DaVita, Inc. (a)	26,887	1,656,508
Express Scripts, Inc. (a)	72,396	6,950,740
Humana, Inc. (a)	44,769	2,118,917
Laboratory Corp. of America Holdings (a)	27,997	2,052,460
McKesson Corp.	70,558	4,173,506
Medco Health Solutions, Inc. (a)	125,554	7,940,035
Patterson Companies, Inc. (a)	24,533	728,139
Quest Diagnostics, Inc.	40,953	2,324,083
Tenet Healthcare Corp. (a)	114,113	601,376
UnitedHealth Group, Inc.	306,124	10,365,359
WellPoint, Inc. (a)	120,716	7,468,699

Health Care Providers & Services Total		58,551,231

See Accompanying Notes to Financial Statements.

26

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Life Sciences Tools & Services – 0.4%
Life Technologies Corp. (a)	47,020	2,386,735
Millipore Corp. (a)	14,616	1,379,897
PerkinElmer, Inc.	30,745	682,846
Thermo Fisher Scientific, Inc. (a)	107,604	5,247,847
Waters Corp. (a)	24,954	1,488,756

Life Sciences Tools & Services Total		11,186,081

Pharmaceuticals – 6.2%
Abbott Laboratories	407,497	22,118,937
Allergan, Inc.	80,989	4,732,187
Bristol-Myers Squibb Co.	450,936	11,052,441
Eli Lilly & Co.	266,388	9,147,764
Forest Laboratories, Inc. (a)	79,530	2,376,356
Johnson & Johnson	726,918	45,795,834
King Pharmaceuticals, Inc. (a)	65,355	735,244
Merck & Co., Inc.	804,715	29,677,889
Mylan, Inc. (a)	80,478	1,717,401
Pfizer, Inc.	2,125,951	37,310,440
Watson Pharmaceuticals, Inc. (a)	27,982	1,113,404

Pharmaceuticals Total		165,777,897

Health Care Total		330,510,397

Industrials – 10.0%
Aerospace & Defense – 2.8%
Boeing Co.	191,385	12,087,877
General Dynamics Corp.	101,666	7,375,868
Goodrich Corp.	32,746	2,149,120
Honeywell International, Inc.	201,053	8,074,288
ITT Corp.	48,133	2,465,854
L-3 Communications Holdings, Inc.	30,639	2,801,017
Lockheed Martin Corp.	84,227	6,549,492
Northrop Grumman Corp.	82,637	5,062,343
Precision Castparts Corp.	37,055	4,177,951
Raytheon Co.	101,006	5,680,577
Rockwell Collins, Inc.	41,389	2,329,373
United Technologies Corp.	246,991	16,955,932

Aerospace & Defense Total		75,709,692

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	44,153	2,354,680
Expeditors International of Washington, Inc.	55,841	2,036,521
FedEx Corp.	82,340	6,979,138
United Parcel Service, Inc., Class B	261,505	15,360,804

Air Freight & Logistics Total		26,731,143

	Shares	Value ($)
Airlines – 0.1%
Southwest Airlines Co.	195,502	2,459,415

Airlines Total		2,459,415

Building Products – 0.1%
Masco Corp.	94,603	1,264,842

Building Products Total		1,264,842

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	29,695	938,362
Cintas Corp.	34,613	858,056
Iron Mountain, Inc. (a)	47,665	1,233,570
Pitney Bowes, Inc.	53,267	1,219,815
R.R. Donnelley & Sons Co.	54,080	1,075,651
Republic Services, Inc.	85,169	2,396,656
Stericycle, Inc. (a)	22,212	1,225,658
Waste Management, Inc.	129,037	4,260,802

Commercial Services & Supplies Total		13,208,570

Construction & Engineering – 0.2%
Fluor Corp.	47,198	2,020,074
Jacobs Engineering Group, Inc. (a)	32,746	1,270,545
Quanta Services, Inc. (a)	55,243	1,049,617

Construction & Engineering Total		4,340,236

Electrical Equipment – 0.5%
Emerson Electric Co.	198,131	9,379,522
First Solar, Inc. (a)	12,800	1,355,520
Rockwell Automation, Inc.	37,493	2,027,996
Roper Industries, Inc.	24,000	1,330,560

Electrical Equipment Total		14,093,598

Industrial Conglomerates – 2.3%
3M Co.	186,513	14,949,017
General Electric Co. (b)	2,805,109	45,050,051
Textron, Inc.	71,408	1,422,447

Industrial Conglomerates Total		61,421,515

Machinery – 1.6%
Caterpillar, Inc.	164,083	9,360,935
Cummins, Inc.	53,136	3,017,062
Danaher Corp.	68,594	5,073,898
Deere & Co.	111,403	6,383,392
Dover Corp.	49,026	2,218,917
Eaton Corp.	43,675	2,975,141
Flowserve Corp.	14,763	1,477,629
Illinois Tool Works, Inc.	101,632	4,626,289
PACCAR, Inc.	95,763	3,385,222
Pall Corp.	30,780	1,214,886
Parker Hannifin Corp.	42,315	2,552,018

See Accompanying Notes to Financial Statements.

27

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery (continued)
Snap-On, Inc.	15,254	644,024
Stanley Works	21,166	1,211,753

Machinery Total		44,141,166

Professional Services – 0.1%
Dun & Bradstreet Corp.	13,657	958,175
Equifax, Inc.	33,335	1,075,387
Robert Half International, Inc.	39,810	1,110,699

Professional Services Total		3,144,261

Road & Rail – 0.7%
CSX Corp.	103,460	4,910,212
Norfolk Southern Corp.	96,917	4,984,441
Ryder System, Inc.	14,729	519,786
Union Pacific Corp.	132,932	8,955,629

Road & Rail Total		19,370,068

Trading Companies & Distributors – 0.1%
Fastenal Co.	34,774	1,542,922
W.W. Grainger, Inc.	16,598	1,687,187

Trading Companies & Distributors Total		3,230,109

Industrials Total		269,114,615

Information Technology – 18.4%
Communications Equipment – 2.4%
Cisco Systems, Inc. (a)	1,515,563	36,873,648
Harris Corp.	34,658	1,567,235
JDS Uniphase Corp. (a)	58,648	629,293
Juniper Networks, Inc. (a)	138,447	3,873,747
Motorola, Inc. (a)	608,817	4,115,603
QUALCOMM, Inc.	440,007	16,143,857
Tellabs, Inc.	101,726	702,926

Communications Equipment Total		63,906,309

Computers & Peripherals – 5.6%
Apple, Inc. (a)	237,237	48,543,435
Dell, Inc. (a)	453,595	6,001,062
EMC Corp. (a)	537,383	9,398,829
Hewlett-Packard Co.	624,640	31,725,465
International Business Machines Corp.	346,057	44,004,608
Lexmark International, Inc., Class A (a)	20,620	695,100
NetApp, Inc. (a)	89,237	2,678,002
QLogic Corp. (a)	30,203	549,695
SanDisk Corp. (a)	60,132	1,751,645
Teradata Corp. (a)	45,132	1,376,075
Western Digital Corp. (a)	59,381	2,293,888

Computers & Peripherals Total		149,017,804

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 0.5%
Agilent Technologies, Inc. (a)	90,957	2,861,507
Amphenol Corp., Class A	45,183	1,881,872
Corning, Inc.	409,979	7,227,930
FLIR Systems, Inc. (a)	39,976	1,071,757
Jabil Circuit, Inc.	50,193	761,428
Molex, Inc.	35,699	730,044

Electronic Equipment, Instruments & Components Total		14,534,538

Internet Software & Services – 1.8%
Akamai Technologies, Inc. (a)	45,162	1,187,761
eBay, Inc. (a)	296,310	6,821,056
Google, Inc., Class A (a)	63,512	33,458,121
Monster Worldwide, Inc. (a)	33,088	461,578
VeriSign, Inc. (a)	50,713	1,263,768
Yahoo!, Inc. (a)	313,745	4,803,436

Internet Software & Services Total		47,995,720

IT Services – 1.5%
Automatic Data Processing, Inc.	132,923	5,530,926
Cognizant Technology Solutions Corp., Class A (a)	77,680	3,738,738
Computer Sciences Corp. (a)	40,186	2,081,233
Fidelity National Information Services, Inc.	86,323	1,945,721
Fiserv, Inc. (a)	40,500	1,953,315
MasterCard, Inc., Class A	25,325	5,682,170
Paychex, Inc.	84,759	2,537,685
SAIC, Inc. (a)	80,700	1,589,790
Total System Services, Inc.	51,984	740,252
Visa, Inc., Class A	118,000	10,063,040
Western Union Co.	182,322	2,877,041

IT Services Total		38,739,911

Office Electronics – 0.1%
Xerox Corp.	355,982	3,335,551

Office Electronics Total		3,335,551

Semiconductors & Semiconductor Equipment – 2.4%
Advanced Micro Devices, Inc. (a)	148,297	1,173,029
Altera Corp.	77,803	1,900,727
Analog Devices, Inc.	76,865	2,247,533
Applied Materials, Inc.	351,337	4,300,365
Broadcom Corp., Class A	113,460	3,553,567
Intel Corp.	1,454,812	29,867,290
KLA-Tencor Corp.	45,035	1,311,870
Linear Technology Corp.	58,796	1,597,487
LSI Corp. (a)	172,054	927,371
MEMC Electronic Materials, Inc. (a)	58,899	713,267
Microchip Technology, Inc.	48,347	1,308,270
Micron Technology, Inc. (a)	223,907	2,028,597

See Accompanying Notes to Financial Statements.

28

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
National Semiconductor Corp.	62,292	901,988
Novellus Systems, Inc. (a)	25,564	565,476
NVIDIA Corp. (a)	146,148	2,367,598
Teradyne, Inc. (a)	46,032	459,860
Texas Instruments, Inc.	330,094	8,047,692
Xilinx, Inc.	72,975	1,884,944

Semiconductors & Semiconductor Equipment Total		65,156,931

Software – 4.1%
Adobe Systems, Inc. (a)	137,990	4,781,353
Autodesk, Inc. (a)	60,516	1,687,186
BMC Software, Inc. (a)	48,356	1,781,435
CA, Inc.	104,467	2,350,508
Citrix Systems, Inc. (a)	48,177	2,072,093
Compuware Corp. (a)	60,671	454,426
Electronic Arts, Inc. (a)	85,710	1,421,072
Intuit, Inc. (a)	83,437	2,700,021
McAfee, Inc. (a)	41,544	1,648,881
Microsoft Corp.	2,035,091	58,325,708
Novell, Inc. (a)	91,411	428,718
Oracle Corp.	1,030,126	25,392,606
Red Hat, Inc. (a)	49,500	1,388,475
Salesforce.com, Inc. (a)	28,980	1,969,191
Symantec Corp. (a)	213,558	3,534,385

Software Total		109,936,058

Information Technology Total		492,622,822

Materials – 3.3%
Chemicals – 1.8%
Air Products & Chemicals, Inc.	55,819	3,828,067
Airgas, Inc.	21,600	1,385,424
CF Industries Holdings, Inc.	12,776	1,357,322
Dow Chemical Co.	301,317	8,530,284
E.I. Du Pont de Nemours & Co.	238,076	8,027,923
Eastman Chemical Co.	19,175	1,141,871
Ecolab, Inc.	62,545	2,635,646
FMC Corp.	19,000	1,086,230
International Flavors & Fragrances, Inc.	20,871	878,878
Monsanto Co.	143,636	10,147,883
PPG Industries, Inc.	44,003	2,707,945
Praxair, Inc.	80,877	6,077,098
Sigma-Aldrich Corp.	32,109	1,531,278

Chemicals Total		49,335,849

Construction Materials – 0.1%
Vulcan Materials Co.	33,053	1,434,831

Construction Materials Total		1,434,831

	Shares	Value ($)
Containers & Packaging – 0.2%
Ball Corp.	24,755	1,337,760
Bemis Co., Inc.	28,524	834,898
Owens-Illinois, Inc. (a)	44,439	1,317,172
Pactiv Corp. (a)	34,845	862,762
Sealed Air Corp.	41,845	854,893

Containers & Packaging Total		5,207,485

Metals & Mining – 1.0%
AK Steel Holding Corp.	28,838	620,882
Alcoa, Inc.	256,668	3,413,685
Allegheny Technologies, Inc.	25,853	1,128,742
Cliffs Natural Resources, Inc.	34,500	1,945,800
Freeport-McMoRan Copper & Gold, Inc.	113,282	8,514,275
Newmont Mining Corp.	129,100	6,362,048
Nucor Corp.	82,958	3,434,461
Titanium Metals Corp. (a)	22,262	262,469
United States Steel Corp.	37,767	1,999,385

Metals & Mining Total		27,681,747

Paper & Forest Products – 0.2%
International Paper Co.	114,142	2,644,670
MeadWestvaco Corp.	45,135	1,035,397
Weyerhaeuser Co.	55,697	2,250,159

Paper & Forest Products Total		5,930,226

Materials Total		89,590,138

Telecommunication Services – 2.8%
Diversified Telecommunication Services – 2.5%
AT&T, Inc.	1,554,654	38,570,966
CenturyTel, Inc.	78,418	2,687,385
Frontier Communications Corp.	82,287	641,016
Qwest Communications International, Inc.	391,244	1,784,072
Verizon Communications, Inc.	748,351	21,649,794
Windstream Corp.	115,067	1,165,629

Diversified Telecommunication Services Total		66,498,862

Wireless Telecommunication Services – 0.3%
American Tower Corp., Class A (a)	105,803	4,513,556
MetroPCS Communications, Inc. (a)	68,673	423,712
Sprint Nextel Corp. (a)	782,150	2,604,559

Wireless Telecommunication Services Total		7,541,827

Telecommunication Services Total		74,040,689

See Accompanying Notes to Financial Statements.

29

Columbia Large Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Utilities – 3.4%
Electric Utilities – 1.8%
Allegheny Energy, Inc.	44,715	1,012,795
American Electric Power Co., Inc.	125,866	4,231,615
Duke Energy Corp.	343,675	5,619,086
Edison International	85,816	2,800,176
Entergy Corp.	49,822	3,784,977
Exelon Corp.	173,698	7,521,123
FirstEnergy Corp.	80,326	3,104,600
FPL Group, Inc.	108,944	5,051,733
Northeast Utilities	46,233	1,183,565
Pepco Holdings, Inc.	58,333	981,161
Pinnacle West Capital Corp.	26,711	972,548
PPL Corp.	99,347	2,829,403
Progress Energy, Inc.	73,643	2,819,790
Southern Co.	210,800	6,697,116

Electric Utilities Total		48,609,688

Gas Utilities – 0.1%
EQT Corp.	34,488	1,509,195
Nicor, Inc.	11,888	495,135
Questar Corp.	45,967	1,930,155

Gas Utilities Total		3,934,485

Independent Power Producers & Energy Traders – 0.2%
AES Corp. (a)	175,855	2,055,745
Constellation Energy Group, Inc.	52,887	1,854,747
NRG Energy, Inc. (a)	67,600	1,476,384

Independent Power Producers & Energy Traders Total		5,386,876

Multi-Utilities – 1.3%
Ameren Corp.	62,442	1,542,942
CenterPoint Energy, Inc.	102,814	1,375,651
CMS Energy Corp.	60,525	924,217
Consolidated Edison, Inc.	73,896	3,159,054
Dominion Resources, Inc.	157,375	5,978,676
DTE Energy Co.	43,449	1,886,556
Integrys Energy Group, Inc.	20,110	886,449
NiSource, Inc.	72,643	1,091,098
PG&E Corp.	97,745	4,097,470
Public Service Enterprise Group, Inc.	133,298	3,961,617
SCANA Corp.	29,243	1,054,210
Sempra Energy	64,946	3,193,395
TECO Energy, Inc.	56,273	862,665
Wisconsin Energy Corp.	30,828	1,493,000

	Shares	Value ($)
Xcel Energy, Inc.	120,346	2,504,400

Multi-Utilities Total		34,011,400

Utilities Total		91,942,449

Total Common Stocks (cost of $2,317,044,455)		2,624,122,966

Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by U.S. Government Agency obligations with various maturities to 02/25/13, market value $56,529,231 (repurchase proceeds $55,420,231)	55,420,000	55,420,000

Total Short-Term Obligation (cost of $55,420,000)		55,420,000

Total Investments – 99.8% (cost of $2,372,464,455) (d)		2,679,542,966

Other Assets & Liabilities, Net – 0.2%		5,077,265

Net Assets – 100.0%		2,684,620,231

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $24,666,800 is pledged as collateral for open futures contracts.

(c)	Investments in affiliates during the year ended February 28, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.	$5,544,271	$16,585,865	$1,120,628	$76,424	$43,612,831

(d)	Cost for federal income tax purposes is $2,415,020,509.

See Accompanying Notes to Financial Statements.

30

Columbia Large Cap Index Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,624,122,966	$—	$—	$2,624,122,966

Total Short-Term Obligation	—	55,420,000	—	55,420,000

Total Investments	2,624,122,966	55,420,000	—	2,679,542,966

Unrealized appreciation on futures contracts	751,415	—	—	751,415

Total	$2,624,874,381	$55,420,000	$—	$2,680,294,381

The following table reconciles asset balances for the year ended February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Invest ments in Securities	Balance as of February 28, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreci- ation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Common Stock	$643	$6,558	$(643)	$(6,558)	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk S&P 500 Index	218	$60,135,300	$59,383,885	March-2010	$751,415

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.4
Financials	15.6
Health Care	12.3
Consumer Staples	11.3
Energy	10.9
Industrials	10.0
Consumer Discretionary	9.7
Utilities	3.4
Materials	3.3
Telecommunication Services	2.8

97.7
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	0.2

100.0

See Accompanying Notes to Financial Statements.

31

Investment Portfolio – Columbia Large Cap Enhanced Core Fund

February 28, 2010

Common Stocks – 98.5%

	Shares	Value ($)
Consumer Discretionary – 9.9%
Automobiles – 0.3%
Ford Motor Co. (a)	120,300	1,412,322

Automobiles Total		1,412,322

Diversified Consumer Services – 0.1%
H&R Block, Inc.	34,100	589,248

Diversified Consumer Services Total		589,248

Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	53,200	3,396,820
Starbucks Corp. (a)	52,700	1,207,357

Hotels, Restaurants & Leisure Total		4,604,177

Household Durables – 0.4%
Leggett & Platt, Inc.	87,400	1,656,230
Whirlpool Corp.	3,900	328,224

Household Durables Total		1,984,454

Internet & Catalog Retail – 0.5%
Amazon.com, Inc. (a)	17,100	2,024,640
Priceline.com, Inc. (a)	3,000	680,280

Internet & Catalog Retail Total		2,704,920

Leisure Equipment & Products – 0.1%
Mattel, Inc.	29,800	655,302

Leisure Equipment & Products Total		655,302

Media – 3.8%
CBS Corp., Class B	21,300	276,687
Comcast Corp., Class A	237,800	3,909,432
DIRECTV, Class A (a)	131,100	4,437,735
News Corp., Class A	94,900	1,268,813
Omnicom Group, Inc.	600	21,972
Time Warner, Inc.	196,200	5,697,648
Viacom, Inc., Class B (a)	23,600	699,740
Walt Disney Co.	121,800	3,805,032

Media Total		20,117,059

Multiline Retail – 1.1%
Kohl’s Corp. (a)	16,300	877,266
Nordstrom, Inc.	43,900	1,621,666
Sears Holdings Corp. (a)	2,500	239,175
Target Corp.	62,500	3,220,000

Multiline Retail Total		5,958,107

Specialty Retail – 2.2%
AutoNation, Inc. (a)	2,100	37,275
Bed Bath & Beyond, Inc. (a)	600	24,966
Gap, Inc.	152,100	3,270,150
Home Depot, Inc.	105,600	3,294,720
Limited Brands, Inc.	14,000	309,540
Lowe’s Companies, Inc.	2,900	68,759

	Shares	Value ($)
Ross Stores, Inc.	23,500	1,149,385
Tiffany & Co.	12,100	537,119
TJX Companies, Inc.	63,300	2,635,179

Specialty Retail Total		11,327,093

Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	16,700	608,548
NIKE, Inc., Class B	13,400	905,840
Polo Ralph Lauren Corp.	3,000	239,790
V.F. Corp.	13,700	1,060,106

Textiles, Apparel & Luxury Goods Total		2,814,284

Consumer Discretionary Total		52,166,966

Consumer Staples – 11.3%
Beverages – 1.9%
Brown-Forman Corp., Class B	17,000	890,120
Coca-Cola Co.	113,500	5,983,720
PepsiCo, Inc.	51,400	3,210,958

Beverages Total		10,084,798

Food & Staples Retailing – 1.2%
Safeway, Inc.	21,300	530,796
Sysco Corp.	31,000	895,900
Wal-Mart Stores, Inc.	51,300	2,773,791
Walgreen Co.	52,000	1,832,480

Food & Staples Retailing Total		6,032,967

Food Products – 2.3%
Campbell Soup Co.	10,000	333,300
ConAgra Foods, Inc.	13,100	320,426
General Mills, Inc.	60,800	4,378,208
H.J. Heinz Co.	21,000	963,900
Hershey Co.	41,500	1,650,040
Kellogg Co.	13,600	709,240
Kraft Foods, Inc., Class A	27,800	790,354
Sara Lee Corp.	209,500	2,840,820

Food Products Total		11,986,288

Household Products – 2.8%
Colgate-Palmolive Co.	25,800	2,139,852
Kimberly-Clark Corp.	25,400	1,542,796
Procter & Gamble Co.	174,900	11,067,672

Household Products Total		14,750,320

Personal Products – 0.5%
Esteé Lauder Companies, Inc., Class A	45,100	2,711,863

Personal Products Total		2,711,863

Tobacco – 2.6%
Altria Group, Inc.	143,300	2,883,196
Lorillard, Inc.	35,900	2,622,136

See Accompanying Notes to Financial Statements.

32

Columbia Large Cap Enhanced Core Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Tobacco (continued)
Philip Morris International, Inc.	159,600	7,817,208
Reynolds American, Inc.	8,900	469,920

Tobacco Total		13,792,460

Consumer Staples Total		59,358,696

Energy – 11.1%
Energy Equipment & Services – 0.7%
National-Oilwell Varco, Inc.	21,900	951,993
Rowan Companies, Inc. (a)	67,500	1,756,350
Schlumberger Ltd.	15,400	940,940
Smith International, Inc.	1,200	49,188

Energy Equipment & Services Total		3,698,471

Oil, Gas & Consumable Fuels – 10.4%
Anadarko Petroleum Corp.	30,100	2,110,913
Apache Corp.	55,400	5,741,656
Chevron Corp.	136,300	9,854,490
ConocoPhillips	109,900	5,275,200
Consol Energy, Inc.	67,300	3,389,228
EOG Resources, Inc.	13,300	1,250,865
Exxon Mobil Corp.	215,300	13,994,500
Marathon Oil Corp.	37,100	1,074,045
Massey Energy Co.	11,800	508,226
Murphy Oil Corp.	9,900	513,810
Noble Energy, Inc.	4,000	290,560
Peabody Energy Corp.	89,900	4,132,703
Pioneer Natural Resources Co.	6,000	279,900
Tesoro Corp.	7,300	87,016
Valero Energy Corp.	46,000	805,920
XTO Energy, Inc.	113,100	5,168,670

Oil, Gas & Consumable Fuels Total		54,477,702

Energy Total		58,176,173

Financials – 14.3%
Capital Markets – 2.5%
Ameriprise Financial, Inc.	53,700	2,149,611
Federated Investors, Inc., Class B	4,600	115,046
Franklin Resources, Inc.	27,000	2,746,440
Goldman Sachs Group, Inc.	33,300	5,206,455
Morgan Stanley	10,100	284,618
T. Rowe Price Group, Inc.	56,900	2,884,261

Capital Markets Total		13,386,431

Commercial Banks – 2.9%
Comerica, Inc.	7,900	285,032
Fifth Third Bancorp.	166,400	2,031,744
M&T Bank Corp.	6,700	518,781
PNC Financial Services Group, Inc.	47,800	2,569,728

	Shares	Value ($)
U.S. Bancorp	97,300	2,394,553
Wells Fargo & Co.	266,600	7,288,844

Commercial Banks Total		15,088,682

Consumer Finance – 2.0%
American Express Co.	68,000	2,596,920
Capital One Financial Corp.	23,600	890,900
Discover Financial Services	252,200	3,442,530
SLM Corp. (a)	325,100	3,634,618

Consumer Finance Total		10,564,968

Diversified Financial Services – 2.5%
Citigroup, Inc. (a)	1,277,900	4,344,860
CME Group, Inc.	3,500	1,055,915
JPMorgan Chase & Co.	178,000	7,470,660

Diversified Financial Services Total		12,871,435

Insurance – 2.2%
AFLAC, Inc.	24,500	1,211,525
Allstate Corp.	8,900	278,125
Genworth Financial, Inc., Class A (a)	54,200	863,948
Hartford Financial Services Group, Inc.	20,100	489,837
Loews Corp.	25,000	911,500
MetLife, Inc.	42,900	1,561,131
Prudential Financial, Inc.	87,900	4,606,839
Travelers Companies, Inc.	28,600	1,504,074
Unum Group	11,100	230,991

Insurance Total		11,657,970

Real Estate Investment Trusts (REITs) – 1.6%
Boston Properties, Inc.	13,500	917,055
Equity Residential Property Trust	13,300	479,864
Host Hotels & Resorts, Inc. (a)	143,700	1,682,727
Public Storage	10,500	862,995
Simon Property Group, Inc.	32,200	2,520,938
Ventas, Inc.	42,100	1,860,399

Real Estate Investment Trusts (REITs) Total		8,323,978

Thrifts & Mortgage Finance – 0.6%
Hudson City Bancorp, Inc.	251,100	3,394,872

Thrifts & Mortgage Finance Total		3,394,872

Financials Total		75,288,336

Health Care – 12.7%
Biotechnology – 1.0%
Amgen, Inc. (a)	67,400	3,815,514
Biogen Idec, Inc. (a)	2,900	159,529
Gilead Sciences, Inc. (a)	21,600	1,028,376

Biotechnology Total		5,003,419

See Accompanying Notes to Financial Statements.

33

Columbia Large Cap Enhanced Core Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies – 1.0%
Becton Dickinson & Co.	600	46,722
Hospira, Inc. (a)	37,400	1,957,142
Medtronic, Inc.	63,100	2,738,540
Stryker Corp.	1,100	58,410
Zimmer Holdings, Inc. (a)	11,200	642,096

Health Care Equipment & Supplies Total		5,442,910

Health Care Providers & Services – 4.2%
Aetna, Inc.	10,300	308,897
AmerisourceBergen Corp.	90,000	2,523,600
Cardinal Health, Inc.	92,600	3,145,622
Coventry Health Care, Inc. (a)	7,900	183,122
Humana, Inc. (a)	74,900	3,545,017
Laboratory Corp. of America Holdings (a)	1,600	117,296
McKesson Corp.	14,000	828,100
Medco Health Solutions, Inc. (a)	78,800	4,983,312
Quest Diagnostics, Inc.	8,100	459,675
UnitedHealth Group, Inc.	123,300	4,174,938
WellPoint, Inc. (a)	27,100	1,676,677

Health Care Providers & Services Total		21,946,256

Life Sciences Tools & Services – 0.3%
Thermo Fisher Scientific, Inc. (a)	31,000	1,511,870

Life Sciences Tools & Services Total		1,511,870

Pharmaceuticals – 6.2%
Abbott Laboratories	116,300	6,312,764
Bristol-Myers Squibb Co.	89,700	2,198,547
Eli Lilly & Co.	19,400	666,196
Forest Laboratories, Inc. (a)	75,200	2,246,976
Johnson & Johnson	144,600	9,109,800
Merck & Co., Inc.	149,900	5,528,312
Mylan, Inc. (a)	45,500	970,970
Pfizer, Inc.	315,600	5,538,780

Pharmaceuticals Total		32,572,345

Health Care Total		66,476,800

Industrials – 10.6%
Aerospace & Defense – 3.4%
General Dynamics Corp.	31,800	2,307,090
Goodrich Corp.	100	6,563
ITT Corp.	30,700	1,572,761
Lockheed Martin Corp.	19,500	1,516,320
Northrop Grumman Corp.	16,400	1,004,664
Raytheon Co.	90,500	5,089,720
United Technologies Corp.	94,800	6,508,020

Aerospace & Defense Total		18,005,138

	Shares	Value ($)
Air Freight & Logistics – 0.7%
United Parcel Service, Inc., Class B	62,600	3,677,124

Air Freight & Logistics Total		3,677,124

Commercial Services & Supplies – 0.4%
Pitney Bowes, Inc.	2,700	61,830
R.R. Donnelley & Sons Co.	36,900	733,941
Waste Management, Inc.	30,700	1,013,714

Commercial Services & Supplies Total		1,809,485

Electrical Equipment – 1.1%
Emerson Electric Co.	117,300	5,552,982
Rockwell Automation, Inc.	900	48,681

Electrical Equipment Total		5,601,663

Industrial Conglomerates – 2.7%
3M Co.	50,600	4,055,590
General Electric Co. (b)	636,000	10,214,160

Industrial Conglomerates Total		14,269,750

Machinery – 1.8%
Caterpillar, Inc.	13,600	775,880
Danaher Corp.	9,100	673,127
Dover Corp.	51,900	2,348,994
Eaton Corp.	8,700	592,644
Illinois Tool Works, Inc.	35,500	1,615,960
Parker Hannifin Corp.	34,400	2,074,664
Stanley Works	24,900	1,425,525

Machinery Total		9,506,794

Professional Services – 0.1%
Dun & Bradstreet Corp.	4,000	280,640

Professional Services Total		280,640

Road & Rail – 0.2%
Ryder System, Inc.	28,200	995,178

Road & Rail Total		995,178

Trading Companies & Distributors – 0.2%
W.W. Grainger, Inc.	12,300	1,250,295

Trading Companies & Distributors Total		1,250,295

Industrials Total		55,396,067

Information Technology – 18.9%
Communications Equipment – 1.4%
Cisco Systems, Inc. (a)	292,200	7,109,226
Harris Corp.	6,900	312,018
QUALCOMM, Inc.	300	11,007

Communications Equipment Total		7,432,251

Computers & Peripherals – 7.4%
Apple, Inc. (a)	49,900	10,210,538
Dell, Inc. (a)	115,900	1,533,357

See Accompanying Notes to Financial Statements.

34

Columbia Large Cap Enhanced Core Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Computers & Peripherals (continued)
EMC Corp. (a)	119,800	2,095,302
Hewlett-Packard Co.	202,300	10,274,817
International Business Machines Corp.	89,100	11,329,956
QLogic Corp. (a)	5,100	92,820
Teradata Corp. (a)	97,300	2,966,677
Western Digital Corp. (a)	11,800	455,834

Computers & Peripherals Total		38,959,301

Electronic Equipment, Instruments & Components – 0.0%
Amphenol Corp., Class A	4,100	170,765

Electronic Equipment, Instruments & Components Total		170,765

Internet Software & Services – 1.8%
eBay, Inc. (a)	103,500	2,382,570
Google, Inc., Class A (a)	12,800	6,743,040

Internet Software & Services Total		9,125,610

IT Services – 1.0%
Cognizant Technology Solutions Corp., Class A (a)	31,400	1,511,282
Computer Sciences Corp. (a)	60,100	3,112,579
Western Union Co.	36,100	569,658

IT Services Total		5,193,519

Office Electronics – 0.5%
Xerox Corp.	277,500	2,600,175

Office Electronics Total		2,600,175

Semiconductors & Semiconductor Equipment – 2.9%
Intel Corp.	419,500	8,612,335
Micron Technology, Inc. (a)	139,000	1,259,340
Texas Instruments, Inc.	223,200	5,441,616

Semiconductors & Semiconductor Equipment Total		15,313,291

Software – 3.9%
Microsoft Corp. (b)	517,600	14,834,416
Oracle Corp.	223,000	5,496,950

Software Total		20,331,366

Information Technology Total		99,126,278

Materials – 3.4%
Chemicals – 1.6%
CF Industries Holdings, Inc.	2,600	276,224
Dow Chemical Co.	14,500	410,495
Eastman Chemical Co.	68,900	4,102,995
PPG Industries, Inc.	61,300	3,772,402

Chemicals Total		8,562,116

	Shares	Value ($)
Metals & Mining – 1.0%
Cliffs Natural Resources, Inc.	21,400	1,206,960
Freeport-McMoRan Copper & Gold, Inc.	51,700	3,885,772

Metals & Mining Total		5,092,732

Paper & Forest Products – 0.8%
International Paper Co.	176,900	4,098,773

Paper & Forest Products Total		4,098,773

Materials Total		17,753,621

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 2.6%
AT&T, Inc.	308,800	7,661,328
Qwest Communications International, Inc.	256,800	1,171,008
Verizon Communications, Inc.	176,300	5,100,359

Diversified Telecommunication Services Total		13,932,695

Wireless Telecommunication Services – 0.3%
Sprint Nextel Corp. (a)	406,600	1,353,978

Wireless Telecommunication Services Total		1,353,978

Telecommunication Services Total		15,286,673

Utilities – 3.4%
Electric Utilities – 1.1%
Edison International	8,200	267,566
Entergy Corp.	9,900	752,103
Exelon Corp.	34,600	1,498,180
FirstEnergy Corp.	44,100	1,704,465
Pinnacle West Capital Corp.	43,000	1,565,630

Electric Utilities Total		5,787,944

Gas Utilities – 0.7%
Questar Corp.	82,900	3,480,971

Gas Utilities Total		3,480,971

Independent Power Producers & Energy Traders – 0.8%
AES Corp. (a)	339,900	3,973,431
Constellation Energy Group, Inc.	8,900	312,123

Independent Power Producers & Energy Traders Total		4,285,554

Multi-Utilities – 0.8%
DTE Energy Co.	11,400	494,988
NiSource, Inc.	60,200	904,204

See Accompanying Notes to Financial Statements.

35

Columbia Large Cap Enhanced Core Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Utilities (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	92,500	2,749,100

Multi-Utilities Total		4,148,292

Utilities Total		17,702,761

Total Common Stocks (cost of $399,926,964)		516,732,371

Short-Term Obligation – 1.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 08/24/12, market value $8,332,875 (repurchase proceeds $8,166,034)	8,166,000	8,166,000

Total Short-Term Obligation (cost of $8,166,000)		8,166,000

Total Investments – 100.1% (cost of $408,092,964) (c)		524,898,371

Other Assets & Liabilities, Net – (0.1)%		(286,303)

Net Assets – 100.0%		524,612,068

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $6,145,900 is pledged as collateral for open futures contracts.

(c)	Cost for federal income tax purposes is $415,004,186.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$516,732,371	$—	$—	$516,732,371

Total Short-Term Obligation	—	8,166,000	—	8,166,000

Total Investments	516,732,371	8,166,000	—	524,898,371

Unrealized appreciation on futures contracts	233,123	—	—	233,123

Total	$516,965,494	$8,166,000	$—	$525,131,494

The following table reconciles asset balances for the year ended February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Invest ments in Securities	Balance as of February 28, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depre- ciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Common Stocks	$972	$9,919	$(972)	$(9,919)	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk S&P 500 Index	32	$8,827,200	$8,594,077	March-2010	$233,123

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.9
Financials	14.3
Health Care	12.7
Consumer Staples	11.3
Energy	11.1
Industrials	10.6
Consumer Discretionary	9.9
Materials	3.4
Utilities	3.4
Telecommunication Services	2.9

98.5
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	(0.1)

100.0

See Accompanying Notes to Financial Statements.

36

Investment Portfolio – Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks – 97.9%

	Shares	Value ($)
Consumer Discretionary – 14.1%
Auto Components – 0.8%
BorgWarner, Inc. (a)	245,100	9,181,446
Gentex Corp.	289,350	5,616,284

Auto Components Total		14,797,730

Automobiles – 0.1%
Thor Industries, Inc.	74,525	2,528,633

Automobiles Total		2,528,633

Distributors – 0.3%
LKQ Corp. (a)	296,900	5,685,635

Distributors Total		5,685,635

Diversified Consumer Services – 1.9%
Brink’s Home Security Holdings, Inc. (a)	96,175	4,024,924
Career Education Corp. (a)	147,150	4,093,713
Corinthian Colleges, Inc. (a)	183,900	2,982,858
ITT Educational Services, Inc. (a)	65,125	7,101,230
Matthews International Corp., Class A	63,700	2,135,224
Regis Corp.	119,875	1,981,534
Service Corp. International	531,900	4,287,114
Sotheby’s	140,425	3,412,327
Strayer Education, Inc.	29,400	6,668,802

Diversified Consumer Services Total		36,687,726

Hotels, Restaurants & Leisure – 2.2%
Bally Technologies, Inc. (a)	115,200	4,770,432
Bob Evans Farms, Inc.	65,125	1,856,713
Boyd Gaming Corp. (a)	115,700	883,948
Brinker International, Inc.	215,162	3,896,584
Burger King Holdings, Inc.	193,000	3,452,770
Cheesecake Factory, Inc. (a)	126,500	2,991,725
Chipotle Mexican Grill, Inc., Class A (a)	66,500	6,963,215
International Speedway Corp., Class A	64,325	1,718,121
Life Time Fitness, Inc. (a)	86,900	2,203,784
Panera Bread Co., Class A (a)	66,200	4,818,698
Scientific Games Corp., Class A (a)	136,400	2,303,796
Wendy’s/Arby’s Group, Inc., Class A	758,200	3,700,016
WMS Industries, Inc. (a)	110,900	4,206,437

Hotels, Restaurants & Leisure Total		43,766,239

Household Durables – 1.8%
American Greetings Corp., Class A	82,850	1,579,950
KB Home	155,300	2,528,284
M.D.C. Holdings, Inc.	78,900	2,699,958
Mohawk Industries, Inc. (a)	117,850	6,078,703

	Shares	Value ($)
NVR, Inc. (a)	12,417	8,794,961
Ryland Group, Inc.	91,950	2,086,345
Toll Brothers, Inc. (a)	287,850	5,420,215
Tupperware Brands Corp.	133,475	6,237,287

Household Durables Total		35,425,703

Internet & Catalog Retail – 0.3%
NetFlix, Inc. (a)	90,600	5,984,130

Internet & Catalog Retail Total		5,984,130

Media – 0.8%
DreamWorks Animation SKG, Inc., Class A (a)	158,500	6,888,410
Harte-Hanks, Inc.	80,125	952,686
John Wiley & Sons, Inc., Class A	89,800	3,769,804
Lamar Advertising Co., Class A (a)	111,900	3,365,952
Scholastic Corp.	53,500	1,572,900

Media Total		16,549,752

Multiline Retail – 0.7%
99 Cents Only Stores (a)	95,451	1,574,942
Dollar Tree, Inc. (a)	185,250	10,325,835
Saks, Inc. (a)	334,975	2,338,125

Multiline Retail Total		14,238,902

Specialty Retail – 4.1%
Aaron’s, Inc.	114,000	3,382,380
Advance Auto Parts, Inc.	198,700	8,106,960
Aeropostale, Inc. (a)	138,725	4,905,316
American Eagle Outfitters, Inc.	436,199	7,358,677
AnnTaylor Stores Corp. (a)	123,325	2,122,423
Barnes & Noble, Inc.	83,150	1,668,821
CarMax, Inc. (a)	465,650	9,401,473
Chico’s FAS, Inc. (a)	373,600	5,062,280
Coldwater Creek, Inc. (a)	121,700	631,623
Collective Brands, Inc. (a)	134,600	3,041,960
Dick’s Sporting Goods, Inc. (a)	187,700	4,566,741
Foot Locker, Inc.	328,325	4,258,375
Guess ?, Inc.	121,900	4,972,301
J Crew Group, Inc. (a)	117,500	4,944,400
PETsMART, Inc.	259,400	7,060,868
Rent-A-Center, Inc. (a)	138,825	3,087,468
Williams-Sonoma, Inc.	221,925	4,762,511

Specialty Retail Total		79,334,577

Textiles, Apparel & Luxury Goods – 1.1%
Fossil, Inc. (a)	100,900	3,657,625
Hanesbrands, Inc. (a)	199,800	5,180,814
Phillips-Van Heusen Corp.	108,400	4,717,568
Timberland Co., Class A (a)	92,950	1,718,646
Under Armour, Inc., Class A (a)	79,000	2,058,740

See Accompanying Notes to Financial Statements.

37

Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Warnaco Group, Inc. (a)	95,600	3,990,344

Textiles, Apparel & Luxury Goods Total		21,323,737

Consumer Discretionary Total		276,322,764

Consumer Staples – 3.9%
Beverages – 0.3%
Hansen Natural Corp. (a)	149,600	6,223,360

Beverages Total		6,223,360

Food & Staples Retailing – 0.3%
BJ’s Wholesale Club, Inc. (a)	116,850	4,226,465
Ruddick Corp.	85,650	2,509,545

Food & Staples Retailing Total		6,736,010

Food Products – 1.7%
Corn Products International, Inc.	157,100	5,118,318
Flowers Foods, Inc.	162,300	4,137,027
Green Mountain Coffee Roasters, Inc. (a)	73,300	6,185,787
Lancaster Colony Corp.	40,825	2,349,071
Ralcorp Holdings, Inc. (a)	119,000	7,950,390
Smithfield Foods, Inc. (a)	295,625	5,087,706
Tootsie Roll Industries, Inc.	55,016	1,496,985

Food Products Total		32,325,284

Household Products – 0.9%
Church & Dwight Co., Inc.	147,700	9,922,486
Energizer Holdings, Inc. (a)	146,475	8,488,226

Household Products Total		18,410,712

Personal Products – 0.6%
Alberto-Culver Co.	179,300	4,970,196
NBTY, Inc. (a)	129,900	5,897,460

Personal Products Total		10,867,656

Tobacco – 0.1%
Universal Corp.	51,825	2,749,316

Tobacco Total		2,749,316

Consumer Staples Total		77,312,338

Energy – 6.3%
Energy Equipment & Services – 2.2%
Atwood Oceanics, Inc. (a)	118,700	3,971,702
Exterran Holdings, Inc. (a)	131,199	2,984,777
Helix Energy Solutions Group, Inc. (a)	192,700	2,217,977
Oceaneering International, Inc. (a)	115,200	6,963,840

	Shares	Value ($)
Patterson-UTI Energy, Inc.	322,425	4,978,242
Pride International, Inc. (a)	366,325	10,249,773
Superior Energy Services, Inc. (a)	164,200	3,394,014
Tidewater, Inc.	108,575	4,839,188
Unit Corp. (a)	84,800	3,686,256

Energy Equipment & Services Total		43,285,769

Oil, Gas & Consumable Fuels – 4.1%
Arch Coal, Inc.	341,050	7,670,215
Bill Barrett Corp. (a)	81,200	2,753,492
Cimarex Energy Co.	175,300	10,475,928
Comstock Resources, Inc. (a)	97,900	3,379,508
Encore Acquisition Co. (a)	116,600	5,775,198
Forest Oil Corp. (a)	235,750	6,388,825
Frontier Oil Corp.	219,700	2,722,083
Mariner Energy, Inc. (a)	213,700	3,209,774
Newfield Exploration Co. (a)	278,900	14,243,423
Overseas Shipholding Group, Inc.	49,025	2,181,122
Patriot Coal Corp. (a)	157,400	2,622,284
Plains Exploration & Production Co. (a)	292,425	9,594,464
Quicksilver Resources, Inc. (a)	248,500	3,707,620
Southern Union Co.	260,500	6,236,370

Oil, Gas & Consumable Fuels Total		80,960,306

Energy Total		124,246,075

Financials – 19.2%
Capital Markets – 2.1%
Affiliated Managers Group, Inc. (a)	88,300	6,280,779
Apollo Investment Corp.	365,700	4,264,062
Eaton Vance Corp.	246,600	7,444,854
Jefferies Group, Inc.	250,650	6,256,224
Raymond James Financial, Inc.	207,280	5,360,261
SEI Investments Co.	271,900	4,790,878
Waddell & Reed Financial, Inc., Class A	179,150	5,890,452

Capital Markets Total		40,287,510

Commercial Banks – 3.6%
Associated Banc Corp.	350,262	4,521,882
Bancorpsouth, Inc.	154,200	3,002,274
Bank of Hawaii Corp.	100,675	4,249,492
Cathay General Bancorp	157,200	1,529,556
City National Corp.	90,850	4,535,232
Commerce Bancshares, Inc.	153,073	6,200,987
Cullen/Frost Bankers, Inc.	125,850	6,814,778
FirstMerit Corp.	180,174	3,808,878
Fulton Financial Corp.	370,000	3,559,400
International Bancshares Corp.	108,900	2,308,680

See Accompanying Notes to Financial Statements.

38

Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
PacWest Bancorp	62,500	1,268,750
Prosperity Bancshares, Inc.	97,400	4,074,242
SVB Financial Group (a)	86,100	3,836,616
Synovus Financial Corp.	1,008,500	2,874,225
TCF Financial Corp.	254,825	3,679,673
Trustmark Corp.	117,400	2,676,720
Valley National Bancorp	310,395	4,469,688
Webster Financial Corp.	134,975	2,159,600
Westamerica Bancorporation	61,350	3,366,888
Wilmington Trust Corp.	185,325	2,672,387

Commercial Banks Total		71,609,948

Consumer Finance – 0.2%
AmeriCredit Corp. (a)	201,650	4,486,712

Consumer Finance Total		4,486,712

Diversified Financial Services – 0.3%
MSCI, Inc., Class A (a)	217,200	6,511,656

Diversified Financial Services Total		6,511,656

Insurance – 4.3%
American Financial Group, Inc.	165,950	4,293,127
Arthur J. Gallagher & Co.	213,700	5,071,101
Brown & Brown, Inc.	247,450	4,152,211
Everest Re Group Ltd.	126,725	10,824,849
Fidelity National Financial, Inc., Class A	483,700	6,892,725
First American Corp.	211,025	6,801,336
Hanover Insurance Group, Inc.	105,075	4,428,911
HCC Insurance Holdings, Inc.	236,175	6,589,282
Horace Mann Educators Corp.	82,250	1,105,440
Mercury General Corp.	74,700	3,067,182
Old Republic International Corp.	505,233	5,704,081
Protective Life Corp.	179,700	3,299,292
Reinsurance Group of America, Inc.	152,800	7,262,584
Stancorp Financial Group, Inc.	103,150	4,433,387
Unitrin, Inc.	104,775	2,531,364
W.R. Berkley Corp.	283,470	7,296,518

Insurance Total		83,753,390

Real Estate Investment Trusts (REITs) – 6.9%
Alexandria Real Estate Equities, Inc.	92,700	5,712,174
AMB Property Corp.	307,125	7,475,422
BRE Properties, Inc.	114,100	3,846,311
Camden Property Trust	134,700	5,394,735
Corporate Office Properties Trust SBI MD	122,300	4,504,309
Cousins Properties, Inc.	209,453	1,505,967

	Shares	Value ($)
Duke Realty Corp.	470,300	5,220,330
Equity One, Inc.	69,000	1,274,430
Essex Property Trust, Inc.	61,100	5,248,490
Federal Realty Investment Trust	128,500	8,861,360
Highwoods Properties, Inc.	149,200	4,334,260
Hospitality Properties Trust	258,975	5,689,681
Liberty Property Trust	236,425	7,312,625
Macerich Co.	202,512	7,217,528
Mack-Cali Realty Corp.	165,075	5,536,616
Nationwide Health Properties, Inc.	235,600	7,819,564
OMEGA Healthcare Investors, Inc.	178,700	3,389,939
Potlatch Corp.	83,531	2,758,194
Rayonier, Inc.	166,785	6,933,252
Realty Income Corp.	218,900	6,129,200
Regency Centers Corp.	168,600	5,845,362
Senior Housing Properties Trust	267,400	5,559,246
SL Green Realty Corp.	162,100	8,276,826
UDR, Inc.	320,840	5,390,112
Weingarten Realty Investors	218,800	4,505,092

Real Estate Investment Trusts (REITs) Total		135,741,025

Real Estate Management & Development – 0.3%
Jones Lang LaSalle, Inc.	87,800	5,591,982

Real Estate Management & Development Total		5,591,982

Thrifts & Mortgage Finance – 1.5%
Astoria Financial Corp.	171,100	2,270,497
First Niagara Financial Group, Inc.	395,063	5,546,685
New York Community Bancorp, Inc.	873,003	13,522,816
NewAlliance Bancshares, Inc.	222,600	2,666,748
Washington Federal, Inc.	235,727	4,594,319

Thrifts & Mortgage Finance Total		28,601,065

Financials Total		376,583,288

Health Care – 12.2%
Biotechnology – 1.4%
OSI Pharmaceuticals, Inc. (a)	121,900	4,512,738
United Therapeutics Corp. (a)	99,500	5,712,295
Vertex Pharmaceuticals, Inc. (a)	404,475	16,425,730

Biotechnology Total		26,650,763

Health Care Equipment & Supplies – 3.9%
Beckman Coulter, Inc.	145,500	9,538,980
Edwards Lifesciences Corp. (a)	118,750	10,904,812

See Accompanying Notes to Financial Statements.

39

Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Gen-Probe, Inc. (a)	103,100	4,647,748
Hill-Rom Holdings, Inc.	131,600	3,453,184
Hologic, Inc. (a)	541,600	9,342,600
IDEXX Laboratories, Inc. (a)	123,000	6,495,630
Immucor, Inc. (a)	147,200	2,845,376
Kinetic Concepts, Inc. (a)	130,100	5,453,792
Masimo Corp. (a)	109,000	3,018,210
ResMed, Inc. (a)	157,400	8,984,392
STERIS Corp.	123,325	3,898,303
Teleflex, Inc.	83,450	5,085,443
Thoratec Corp. (a)	119,400	3,444,690

Health Care Equipment & Supplies Total		77,113,160

Health Care Providers & Services – 3.2%
Community Health Systems, Inc. (a)	195,150	6,687,791
Health Management Associates, Inc., Class A (a)	521,400	3,801,006
Health Net, Inc. (a)	218,225	5,038,815
Henry Schein, Inc. (a)	189,950	10,794,858
Kindred Healthcare, Inc. (a)	82,000	1,428,440
LifePoint Hospitals, Inc. (a)	115,000	3,507,500
Lincare Holdings, Inc. (a)	143,000	5,742,880
Omnicare, Inc.	250,525	6,781,712
Owens & Minor, Inc.	87,900	3,924,735
Psychiatric Solutions, Inc. (a)	118,100	2,533,245
Universal Health Services, Inc., Class B	206,600	6,408,732
VCA Antech, Inc. (a)	179,400	4,273,308
WellCare Health Plans, Inc. (a)	88,800	2,370,960

Health Care Providers & Services Total		63,293,982

Health Care Technology – 0.6%
Cerner Corp. (a)	142,200	11,795,490

Health Care Technology Total		11,795,490

Life Sciences Tools & Services – 2.0%
Affymetrix, Inc. (a)	149,200	1,090,652
Bio-Rad Laboratories, Inc., Class A (a)	40,400	3,772,956
Charles River Laboratories International, Inc. (a)	138,350	5,246,232
Covance, Inc. (a)	134,450	7,612,559
Mettler-Toledo International, Inc. (a)	70,900	7,048,169
Pharmaceutical Product Development, Inc.	248,100	5,224,986
Techne Corp.	78,200	4,998,544
Varian, Inc. (a)	60,650	3,134,392

Life Sciences Tools & Services Total		38,128,490

	Shares	Value ($)
Pharmaceuticals – 1.1%
Endo Pharmaceuticals Holdings, Inc. (a)	246,200	5,601,050
Medicis Pharmaceutical Corp., Class A	124,900	2,810,250
Perrigo Co.	168,925	8,373,612
Valeant Pharmaceuticals International (a)	141,775	5,276,866

Pharmaceuticals Total		22,061,778

Health Care Total		239,043,663

Industrials – 14.0%
Aerospace & Defense – 0.6%
Alliant Techsystems, Inc. (a)	69,175	5,495,954
BE Aerospace, Inc. (a)	212,200	5,495,980

Aerospace & Defense Total		10,991,934

Airlines – 0.3%
AirTran Holdings, Inc. (a)	282,450	1,361,409
Alaska Air Group, Inc. (a)	74,050	2,591,750
JetBlue Airways Corp. (a)	432,780	2,285,078

Airlines Total		6,238,237

Building Products – 0.2%
Lennox International, Inc.	102,200	4,312,840

Building Products Total		4,312,840

Commercial Services & Supplies – 1.6%
Brink’s Co.	100,475	2,560,103
Clean Harbors, Inc. (a)	47,900	2,722,636
Copart, Inc. (a)	141,175	5,037,124
Corrections Corp. of America (a)	242,500	5,189,500
Deluxe Corp.	107,500	1,929,625
Herman Miller, Inc.	117,325	2,135,315
HNI Corp.	94,525	2,246,860
Mine Safety Appliances Co.	63,400	1,609,726
Rollins, Inc.	91,477	1,943,886
Waste Connections, Inc. (a)	165,200	5,554,024

Commercial Services & Supplies Total		30,928,799

Construction & Engineering – 1.5%
Aecom Technology Corp. (a)	236,400	6,406,440
Granite Construction, Inc.	70,575	1,949,987
KBR, Inc.	336,600	6,970,986
Shaw Group, Inc. (a)	175,700	6,096,790
URS Corp. (a)	176,200	8,193,300

Construction & Engineering Total		29,617,503

Electrical Equipment – 1.3%
AMETEK, Inc.	226,425	8,839,632
Hubbell, Inc., Class B	124,025	5,810,571

See Accompanying Notes to Financial Statements.

40

Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Electrical Equipment (continued)
Regal-Beloit Corp.	77,300	4,361,266
Thomas & Betts Corp. (a)	109,900	3,967,390
Woodward Governor Co.	119,100	3,428,889

Electrical Equipment Total		26,407,748

Industrial Conglomerates – 0.2%
Carlisle Companies, Inc.	128,600	4,410,980

Industrial Conglomerates Total		4,410,980

Machinery – 5.3%
AGCO Corp. (a)	194,075	6,647,069
Bucyrus International, Inc.	157,700	9,865,712
Crane Co.	98,200	3,109,994
Donaldson Co., Inc.	162,200	6,692,372
Federal Signal Corp.	102,325	784,833
Graco, Inc.	125,887	3,450,563
Harsco Corp.	168,600	5,061,372
IDEX Corp.	169,700	5,260,700
Joy Global, Inc.	214,800	10,911,840
Kennametal, Inc.	170,900	4,451,945
Lincoln Electric Holdings, Inc.	89,300	4,259,610
Nordson Corp.	70,525	4,640,545
Oshkosh Corp. (a)	187,800	7,158,936
Pentair, Inc.	206,475	6,722,826
SPX Corp.	103,525	6,158,702
Terex Corp. (a)	226,900	4,417,743
Timken Co.	166,700	4,372,541
Trinity Industries, Inc.	166,400	2,800,512
Valmont Industries, Inc.	41,900	2,983,280
Wabtec Corp.	99,900	3,810,186

Machinery Total		103,561,281

Marine – 0.3%
Alexander & Baldwin, Inc.	86,200	2,773,916
Kirby Corp. (a)	113,000	3,730,130

Marine Total		6,504,046

Professional Services – 1.1%
Corporate Executive Board Co.	71,700	1,640,496
FTI Consulting, Inc. (a)	108,800	3,997,312
Korn/Ferry International (a)	95,825	1,636,691
Manpower, Inc.	164,675	8,484,056
Navigant Consulting, Inc. (a)	105,000	1,221,150
Towers Watson & Co., Class A	89,500	3,953,215

Professional Services Total		20,932,920

Road & Rail – 1.2%
Con-way, Inc.	103,350	3,357,842
J.B. Hunt Transport Services, Inc.	184,150	6,533,642
Kansas City Southern (a)	201,500	6,911,450

	Shares	Value ($)
Landstar System, Inc.	106,700	4,256,263
Werner Enterprises, Inc.	91,943	2,051,248

Road & Rail Total		23,110,445

Trading Companies & Distributors – 0.4%
GATX Corp.	96,775	2,579,054
MSC Industrial Direct Co., Class A	92,300	4,206,111
United Rentals, Inc. (a)	126,250	953,187

Trading Companies & Distributors Total		7,738,352

Industrials Total		274,755,085

Information Technology – 14.6%
Communications Equipment – 1.9%
3Com Corp. (a)	823,300	6,281,779
ADC Telecommunications, Inc. (a)	202,900	1,286,386
Adtran, Inc.	117,375	2,744,227
Ciena Corp. (a)	192,200	2,756,148
CommScope, Inc. (a)	196,853	5,017,783
F5 Networks, Inc. (a)	166,400	9,285,120
Palm, Inc. (a)	347,100	2,117,310
Plantronics, Inc.	103,125	2,931,844
Polycom, Inc. (a)	177,200	4,626,692

Communications Equipment Total		37,047,289

Computers & Peripherals – 0.4%
Diebold, Inc.	139,225	4,031,956
NCR Corp. (a)	334,200	4,217,604

Computers & Peripherals Total		8,249,560

Electronic Equipment, Instruments & Components – 2.4%
Arrow Electronics, Inc. (a)	251,475	7,094,110
Avnet, Inc. (a)	317,550	8,767,555
Ingram Micro, Inc., Class A (a)	343,500	6,079,950
Itron, Inc. (a)	84,200	5,637,190
National Instruments Corp.	119,162	3,767,902
Tech Data Corp. (a)	106,850	4,577,454
Trimble Navigation Ltd. (a)	252,700	6,790,049
Vishay Intertechnology, Inc. (a)	391,775	4,015,694

Electronic Equipment, Instruments & Components Total		46,729,904

Internet Software & Services – 0.9%
AOL, Inc. (a)	226,300	5,607,714
Digital River, Inc. (a)	81,100	2,132,119
Equinix, Inc. (a)	81,800	7,727,646
ValueClick, Inc. (a)	179,800	1,706,302

Internet Software & Services Total		17,173,781

See Accompanying Notes to Financial Statements.

41

Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
IT Services – 2.7%
Acxiom Corp. (a)	165,975	2,798,338
Alliance Data Systems Corp. (a)	109,725	6,083,154
Broadridge Financial Solutions, Inc.	287,300	6,044,792
Convergys Corp. (a)	258,200	3,186,188
DST Systems, Inc. (a)	82,500	3,170,475
Gartner, Inc. (a)	126,425	3,007,651
Global Payments, Inc.	170,100	7,281,981
Hewitt Associates, Inc., Class A (a)	174,700	6,636,853
Lender Processing Services, Inc.	201,100	7,677,998
Mantech International Corp., Class A (a)	46,700	2,306,046
NeuStar, Inc., Class A (a)	156,100	3,618,398
SRA International, Inc., Class A (a)	90,400	1,723,024

IT Services Total		53,534,898

Office Electronics – 0.2%
Zebra Technologies Corp., Class A (a)	123,475	3,527,681

Office Electronics Total		3,527,681

Semiconductors & Semiconductor Equipment – 2.5%
Atmel Corp. (a)	952,450	4,295,550
Cree, Inc. (a)	217,575	14,758,113
Fairchild Semiconductor International, Inc. (a)	260,150	2,684,748
Integrated Device Technology, Inc. (a)	348,592	1,906,798
International Rectifier Corp. (a)	149,675	3,027,925
Intersil Corp., Class A	257,600	3,822,784
Lam Research Corp. (a)	267,175	9,059,904
RF Micro Devices, Inc. (a)	563,000	2,370,230
Semtech Corp. (a)	129,400	2,053,578
Silicon Laboratories, Inc. (a)	95,875	4,356,560

Semiconductors & Semiconductor Equipment Total		48,336,190

Software – 3.6%
ACI Worldwide, Inc. (a)	71,400	1,302,336
Advent Software, Inc. (a)	32,925	1,327,536
ANSYS, Inc. (a)	186,200	8,166,732
Cadence Design Systems, Inc. (a)	564,275	3,216,368
FactSet Research Systems, Inc.	88,400	5,852,080
Fair Isaac Corp.	101,100	2,321,256
Informatica Corp. (a)	187,800	4,792,656
Jack Henry & Associates, Inc.	177,825	4,015,289
Mentor Graphics Corp. (a)	206,375	1,717,040
Micros Systems, Inc. (a)	167,300	5,025,692
Parametric Technology Corp. (a)	247,500	4,308,975
Quest Software, Inc. (a)	130,900	2,205,665

	Shares	Value ($)
Rovi Corp. (a)	216,300	7,246,050
Solera Holdings, Inc.	146,200	4,994,192
Sybase, Inc. (a)	171,175	7,598,458
Synopsys, Inc. (a)	305,925	6,699,757

Software Total		70,790,082

Information Technology Total		285,389,385

Materials – 6.5%
Chemicals – 3.5%
Albemarle Corp.	192,450	7,214,950
Ashland, Inc.	157,300	7,405,684
Cabot Corp.	137,125	3,984,852
Cytec Industries, Inc.	102,075	4,355,540
Intrepid Potash, Inc. (a)	86,600	2,383,232
Lubrizol Corp.	143,300	11,322,133
Minerals Technologies, Inc.	39,300	1,919,019
Olin Corp.	164,825	2,886,086
RPM International, Inc.	271,100	5,218,675
Scotts Miracle-Gro Co., Class A	94,650	3,696,083
Sensient Technologies Corp.	102,700	2,713,334
Terra Industries, Inc.	209,600	8,629,232
Valspar Corp.	211,650	5,790,744

Chemicals Total		67,519,564

Construction Materials – 0.4%
Martin Marietta Materials, Inc.	93,675	7,420,934

Construction Materials Total		7,420,934

Containers & Packaging – 1.4%
AptarGroup, Inc.	141,900	5,467,407
Greif, Inc., Class A	72,000	3,689,280
Packaging Corp. of America	216,175	5,144,965
Silgan Holdings, Inc.	56,200	3,209,582
Sonoco Products Co.	210,000	6,211,800
Temple-Inland, Inc.	224,400	4,178,328

Containers & Packaging Total		27,901,362

Metals & Mining – 1.1%
Carpenter Technology Corp.	92,500	2,762,975
Commercial Metals Co.	236,500	3,878,600
Reliance Steel & Aluminum Co.	134,300	5,954,862
Steel Dynamics, Inc.	452,700	7,392,591
Worthington Industries, Inc.	127,900	2,025,936

Metals & Mining Total		22,014,964

Paper & Forest Products – 0.1%
Louisiana-Pacific Corp. (a)	261,500	1,990,015

Paper & Forest Products Total		1,990,015

Materials Total		126,846,839

See Accompanying Notes to Financial Statements.

42

Columbia Mid Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.3%
Cincinnati Bell, Inc. (a)	426,075	1,261,182
tw telecom, Inc. (a)	313,700	4,984,693

Diversified Telecommunication Services Total		6,245,875

Wireless Telecommunication Services – 0.5%
Syniverse Holdings, Inc. (a)	145,700	2,450,674
Telephone & Data Systems, Inc.	196,541	6,134,045

Wireless Telecommunication Services Total		8,584,719

Telecommunication Services Total		14,830,594

Utilities – 6.3%
Electric Utilities – 1.8%
Cleco Corp.	127,000	3,205,480
DPL, Inc.	251,425	6,672,819
Great Plains Energy, Inc.	284,054	5,059,002
Hawaiian Electric Industries, Inc.	193,300	3,937,521
IDACORP, Inc.	100,000	3,303,000
NV Energy, Inc.	492,700	5,473,897
PNM Resources, Inc.	181,950	2,223,429
Westar Energy, Inc.	228,925	4,898,995

Electric Utilities Total		34,774,143

Gas Utilities – 2.3%
AGL Resources, Inc.	162,525	5,904,533
Atmos Energy Corp.	194,400	5,338,224
Energen Corp.	150,600	6,846,276
National Fuel Gas Co.	169,075	8,409,791
ONEOK, Inc.	221,500	9,819,095
UGI Corp.	228,400	5,721,420
WGL Holdings, Inc.	105,225	3,456,641

Gas Utilities Total		45,495,980

Independent Power Producers & Energy Traders – 0.2%
Black Hills Corp.	81,600	2,274,192
Dynegy, Inc., Class A (a)	1,059,100	1,588,650

Independent Power Producers & Energy Traders Total		3,862,842

Multi-Utilities – 1.8%
Alliant Energy Corp.	232,275	7,346,859
MDU Resources Group, Inc.	394,105	8,055,506
NSTAR	224,200	7,582,444
OGE Energy Corp.	203,150	7,427,164
Vectren Corp.	170,400	3,961,800

Multi-Utilities Total		34,373,773

	Shares	Value ($)
Water Utilities – 0.2%
Aqua America, Inc.	286,074	4,897,587

Water Utilities Total		4,897,587

Utilities Total		123,404,325

Total Common Stocks (cost of $1,773,613,791)		1,918,734,356

Short-Term Obligation – 3.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10 due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 10/01/12, market value $73,669,400 (repurchase proceeds $72,223,301)	72,223,000	72,223,000

Total Short-Term Obligation (cost of $72,223,000)		72,223,000

Total Investments – 101.6% (cost of $1,845,836,791) (b)		1,990,957,356

Other Assets & Liabilities, Net – (1.6)%		(31,552,955)

Net Assets – 100.0%		1,959,404,401

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,865,225,757.

See Accompanying Notes to Financial Statements.

43

Columbia Mid Cap Index Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,918,734,356	$—	$—	$1,918,734,356

Total Short-Term Obligation	—	72,223,000	—	72,223,000

Total Investments	1,918,734,356	72,223,000	—	1,990,957,356

Unrealized Appreciation on Futures Contracts	678,508	—	—	678,508

Total	$1,919,412,864	$72,223,000	$—	$1,991,635,864

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	19.2
Information Technology	14.6
Consumer Discretionary	14.1
Industrials	14.0
Health Care	12.2
Materials	6.5
Energy	6.3
Utilities	6.3
Consumer Staples	3.9
Telecommunication Services	0.8

97.9
Short-Term Obligation	3.7
Other Assets & Liabilities, Net	(1.6)

100.0

At February 28, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk S&P Mid Cap 400 Index	531	$39,171,870	$38,493,362	March-2010	$678,508

On February 28, 2010, cash of $6,550,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

See Accompanying Notes to Financial Statements.

44

Investment Portfolio – Columbia Small Cap Index Fund

February 28, 2010

Common Stocks – 98.0%

	Shares	Value ($)
Consumer Discretionary – 15.8%
Auto Components – 0.3%
Drew Industries, Inc. (a)	64,400	1,492,148
Spartan Motors, Inc.	112,400	630,564
Standard Motor Products, Inc.	62,600	507,686
Superior Industries International, Inc.	79,300	1,145,885

Auto Components Total		3,776,283

Automobiles – 0.1%
Winnebago Industries, Inc. (a)	99,400	1,160,992

Automobiles Total		1,160,992

Distributors – 0.0%
Audiovox Corp., Class A (a)	63,400	457,748

Distributors Total		457,748

Diversified Consumer Services – 1.2%
American Public Education, Inc. (a)	62,300	2,695,098
Capella Education Co. (a)	49,700	4,128,579
Coinstar, Inc. (a)	106,200	3,152,016
Hillenbrand, Inc.	211,600	4,242,580
Pre-Paid Legal Services, Inc. (a)	25,100	1,045,164
Universal Technical Institute, Inc. (a)	69,300	1,750,518

Diversified Consumer Services Total		17,013,955

Hotels, Restaurants & Leisure – 3.0%
BJ’s Restaurants, Inc. (a)	72,300	1,547,220
Buffalo Wild Wings, Inc. (a)	61,600	2,707,320
California Pizza Kitchen, Inc. (a)	82,700	1,285,158
CEC Entertainment, Inc. (a)	77,750	2,725,138
CKE Restaurants, Inc.	188,700	2,145,519
Cracker Barrel Old Country Store, Inc.	78,200	3,415,776
DineEquity, Inc. (a)	51,700	1,516,878
Interval Leisure Group, Inc. (a)	135,300	1,942,908
Jack in the Box, Inc. (a)	195,900	4,137,408
Landry’s Restaurants, Inc. (a)	27,600	562,764
Marcus Corp.	71,400	871,794
Monarch Casino & Resort, Inc. (a)	38,600	298,378
Multimedia Games, Inc. (a)	93,100	425,467
O’Charleys, Inc. (a)	64,100	518,569
P.F. Chang’s China Bistro, Inc. (a)	79,100	3,357,004
Papa John’s International, Inc. (a)	75,300	1,838,073
Peet’s Coffee & Tea, Inc. (a)	44,400	1,614,384
Pinnacle Entertainment, Inc. (a)	205,400	1,485,042
Red Robin Gourmet Burgers, Inc. (a)	53,300	1,056,939
Ruby Tuesday, Inc. (a)	220,500	1,783,845
Ruth’s Hospitality Group, Inc. (a)	108,308	392,075
Shuffle Master, Inc. (a)	183,350	1,507,137

	Shares	Value ($)
Sonic Corp. (a)	208,800	1,772,712
Steak N Shake Co. (a)	4,205	1,438,446
Texas Roadhouse, Inc., Class A (a)	175,500	2,356,965

Hotels, Restaurants & Leisure Total		42,702,919

Household Durables – 1.1%
Blyth, Inc.	20,400	588,336
Ethan Allen Interiors, Inc.	89,000	1,420,440
Helen of Troy Ltd. (a)	103,100	2,491,927
Kid Brands, Inc. (a)	58,100	281,785
La-Z-Boy, Inc. (a)	176,200	2,221,882
M/I Homes, Inc. (a)	63,300	813,405
Meritage Home Corp. (a)	108,700	2,325,093
National Presto Industries, Inc.	16,400	2,069,024
Skyline Corp.	23,200	395,560
Standard Pacific Corp. (a)	332,600	1,403,572
Universal Electronics, Inc. (a)	46,800	1,057,212

Household Durables Total		15,068,236

Internet & Catalog Retail – 0.6%
Blue Nile, Inc. (a)	49,800	2,551,752
HSN, Inc. (a)	135,000	2,924,100
NutriSystem, Inc.	105,800	2,047,230
PetMed Express, Inc.	78,100	1,512,797

Internet & Catalog Retail Total		9,035,879

Leisure Equipment & Products – 1.2%
Arctic Cat, Inc. (a)	41,800	449,768
Brunswick Corp.	301,900	3,483,926
Callaway Golf Co.	220,400	1,747,772
Jakks Pacific, Inc. (a)	95,400	1,178,190
Nautilus Group, Inc. (a)	70,400	239,360
Polaris Industries, Inc.	111,800	5,113,732
Pool Corp.	167,350	3,343,653
RC2 Corp. (a)	73,100	1,031,441
Sturm Ruger & Co., Inc.	65,200	766,752

Leisure Equipment & Products Total		17,354,594

Media – 0.6%
Arbitron, Inc.	90,700	1,950,050
EW Scripps Co., Class A (a)	99,000	754,380
Live Nation, Inc. (a)	477,560	6,203,504

Media Total		8,907,934

Multiline Retail – 0.2%
Fred’s, Inc., Class A	136,950	1,417,433
Tuesday Morning Corp. (a)	106,900	610,399

Multiline Retail Total		2,027,832

Specialty Retail – 4.8%
Big 5 Sporting Goods Corp.	73,600	1,124,608
Brown Shoe Co., Inc.	146,575	2,027,132
Buckle, Inc.	87,050	2,547,953

See Accompanying Notes to Financial Statements.

45

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Specialty Retail (continued)
Cabela’s, Inc. (a)	137,900	2,131,934
Cato Corp., Class A	101,000	1,979,600
Children’s Place Retail Stores, Inc. (a)	93,700	3,580,277
Christopher & Banks Corp.	123,100	854,314
Dress Barn, Inc. (a)	202,300	5,029,178
Finish Line, Inc., Class A	192,799	2,330,940
Genesco, Inc. (a)	77,500	1,854,575
Group 1 Automotive, Inc. (a)	82,800	2,299,356
Gymboree Corp. (a)	102,100	4,441,350
Haverty Furniture Companies, Inc.	63,900	848,592
Hibbett Sports, Inc. (a)	98,000	2,254,980
HOT Topic, Inc. (a)	151,400	979,558
Jo-Ann Stores, Inc. (a)	91,650	3,468,952
Jos. A. Bank Clothiers, Inc. (a)	62,575	2,798,980
Lithia Motors, Inc., Class A (a)	72,300	461,274
Lumber Liquidators Holdings, Inc. (a)	53,000	1,175,540
MarineMax, Inc. (a)	72,800	770,224
Men’s Wearhouse, Inc.	178,400	3,810,624
Midas, Inc. (a)	48,700	441,709
Monro Muffler Brake, Inc.	67,400	2,349,564
OfficeMax, Inc. (a)	260,800	4,164,976
Pep Boys-Manny, Moe & Jack, Inc.	159,200	1,512,400
Sonic Automotive, Inc., Class A (a)	135,400	1,394,620
Stage Stores, Inc.	130,175	1,731,328
Stein Mart, Inc. (a)	89,300	729,581
Tractor Supply Co. (a)	123,600	6,763,392
Zale Corp. (a)	81,100	192,207
Zumiez, Inc. (a)	71,400	1,023,876

Specialty Retail Total		67,073,594

Textiles, Apparel & Luxury Goods – 2.7%
Carter’s, Inc. (a)	194,100	5,562,906
CROCS, Inc. (a)	292,900	2,064,945
Deckers Outdoor Corp. (a)	43,900	5,276,780
Iconix Brand Group, Inc. (a)	244,200	3,181,926
K-Swiss, Inc., Class A (a)	92,500	863,950
Liz Claiborne, Inc. (a)	324,800	2,244,368
Maidenform Brands, Inc. (a)	66,500	1,145,130
Movado Group, Inc. (a)	61,100	782,080
Oxford Industries, Inc.	47,400	922,404
Perry Ellis International, Inc. (a)	34,800	681,036
Quiksilver, Inc. (a)	439,700	1,130,029
Skechers U.S.A., Inc., Class A (a)	114,300	3,512,439
True Religion Apparel, Inc. (a)	86,700	2,129,352
Unifirst Corp.	49,000	2,575,440
Volcom, Inc. (a)	56,700	915,138

	Shares	Value ($)
Wolverine World Wide, Inc.	169,500	4,673,115

Textiles, Apparel & Luxury Goods Total		37,661,038

Consumer Discretionary Total		222,241,004

Consumer Staples – 3.1%
Beverages – 0.1%
Boston Beer Co., Inc., Class A (a)	34,600	1,637,272

Beverages Total		1,637,272

Food & Staples Retailing – 1.1%
Andersons, Inc.	62,600	2,021,980
Casey’s General Stores, Inc.	174,100	5,294,381
Great Atlantic & Pacific Tea Co., Inc. (a)	99,600	724,092
Nash Finch Co.	43,900	1,548,353
Spartan Stores, Inc.	76,700	1,075,334
United Natural Foods, Inc. (a)	147,800	4,340,886

Food & Staples Retailing Total		15,005,026

Food Products – 1.5%
Cal-Maine Foods, Inc.	43,100	1,381,786
Calavo Growers, Inc.	40,200	711,138
Darling International, Inc. (a)	281,100	2,265,666
Diamond Foods, Inc.	56,800	1,979,480
Hain Celestial Group, Inc. (a)	139,400	2,212,278
J & J Snack Foods Corp.	48,400	2,067,164
Lance, Inc.	109,600	2,377,224
Sanderson Farms, Inc.	59,800	2,927,808
TreeHouse Foods, Inc. (a)	117,200	5,043,116

Food Products Total		20,965,660

Household Products – 0.3%
Central Garden & Pet Co., Class A (a)	232,500	2,220,375
WD-40 Co.	56,600	1,772,712

Household Products Total		3,993,087

Personal Products – 0.0%
Mannatech, Inc.	53,400	188,502

Personal Products Total		188,502

Tobacco – 0.1%
Alliance One International, Inc. (a)	304,600	1,562,598

Tobacco Total		1,562,598

Consumer Staples Total		43,352,145

Energy – 5.0%
Energy Equipment & Services – 3.0%
Basic Energy Services, Inc. (a)	77,900	736,155
Bristow Group, Inc. (a)	122,700	4,442,967

See Accompanying Notes to Financial Statements.

46

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Energy Equipment & Services (continued)
CARBO Ceramics, Inc.	65,450	3,994,414
Dril-Quip, Inc. (a)	102,500	5,608,800
Gulf Island Fabrication, Inc.	48,900	975,555
Hornbeck Offshore Services, Inc. (a)	78,600	1,483,968
ION Geophysical Corp. (a)	405,000	1,854,900
Lufkin Industries, Inc.	50,900	3,718,245
Matrix Service Co. (a)	89,600	958,720
Oil States International, Inc. (a)	170,200	7,322,004
Pioneer Drilling Co. (a)	185,100	1,321,614
SEACOR Holdings, Inc. (a)	69,200	5,285,496
Seahawk Drilling, Inc. (a)	39,800	817,890
Superior Well Services, Inc. (a)	63,000	1,127,070
TETRA Technologies, Inc. (a)	257,850	2,599,128

Energy Equipment & Services Total		42,246,926

Oil, Gas & Consumable Fuels – 2.0%
Holly Corp.	140,900	3,618,312
Penn Virginia Corp.	155,200	3,926,560
Petroleum Development Corp. (a)	65,700	1,544,607
Petroquest Energy, Inc. (a)	179,900	964,264
St. Mary Land & Exploration Co.	213,800	6,965,604
Stone Energy Corp. (a)	143,500	2,446,675
Swift Energy Co. (a)	128,000	3,813,120
World Fuel Services Corp.	203,100	5,365,902

Oil, Gas & Consumable Fuels Total		28,645,044

Energy Total		70,891,970

Financials – 18.3%
Capital Markets – 1.5%
Greenhill & Co., Inc.	70,100	5,008,645
Investment Technology Group, Inc. (a)	149,500	2,544,490
LaBranche & Co., Inc. (a)	180,700	847,483
optionsXpress Holdings, Inc.	145,900	2,306,679
Piper Jaffray Companies, Inc. (a)	54,700	2,367,963
Stifel Financial Corp. (a)	103,600	5,666,920
SWS Group, Inc.	96,050	1,157,402
TradeStation Group, Inc. (a)	113,100	780,390

Capital Markets Total		20,679,972

Commercial Banks – 6.1%
Bank of the Ozarks, Inc.	44,400	1,363,968
Boston Private Financial Holdings, Inc.	221,900	1,520,015
City Holding Co.	54,300	1,742,487
Columbia Banking System, Inc.	96,100	1,966,206
Community Bank System, Inc.	111,900	2,507,679
East West Bancorp, Inc.	313,600	5,494,272

	Shares	Value ($)
First Bancorp Puerto Rico	259,400	549,928
First Commonwealth Financial Corp.	258,800	1,451,868
First Financial Bancorp	167,700	3,112,512
First Financial Bankshares, Inc.	71,200	3,727,320
First Midwest Bancorp, Inc.	243,400	3,307,806
Glacier Bancorp, Inc.	210,707	3,055,252
Hancock Holding Co.	96,900	3,907,008
Hanmi Financial Corp. (a)	175,000	421,750
Home Bancshares, Inc.	66,700	1,619,476
Independent Bank Corp. MA	71,600	1,759,928
Nara Bancorp, Inc. (a)	110,700	977,481
National Penn Bancshares, Inc.	429,700	2,960,633
NBT Bancorp, Inc.	117,400	2,493,576
Old National Bancorp	298,000	3,385,280
Pinnacle Financial Partners, Inc. (a)	112,700	1,702,897
PrivateBancorp, Inc.	200,200	2,602,600
S&T Bancorp, Inc.	82,400	1,460,952
Signature Bank (a)	138,800	5,167,524
Simmons First National Corp., Class A	51,400	1,365,184
South Financial Group, Inc.	736,600	419,862
Sterling Bancorp NY	61,900	506,961
Sterling Bancshares, Inc.	339,050	1,600,316
Susquehanna Bancshares, Inc.	295,400	2,466,590
Tompkins Financial Corp.	26,340	944,552
UMB Financial Corp.	102,200	3,915,282
Umpqua Holdings Corp.	378,700	4,726,176
United Bankshares, Inc.	130,600	3,215,372
United Community Banks, Inc. (a)	282,672	1,173,089
Whitney Holding Corp.	329,700	4,236,645
Wilshire Bancorp, Inc.	66,400	624,160
Wintrust Financial Corp.	82,600	2,811,704

Commercial Banks Total		86,264,311

Consumer Finance – 0.9%
Cash America International, Inc.	100,200	3,840,666
EZCORP, Inc., Class A (a)	166,300	3,281,099
First Cash Financial Services, Inc. (a)	90,800	1,926,776
Rewards Network, Inc.	29,833	434,070
World Acceptance Corp. (a)	55,600	2,323,524

Consumer Finance Total		11,806,135

Diversified Financial Services – 0.2%
Portfolio Recovery Associates, Inc. (a)	57,200	3,050,476

Diversified Financial Services Total		3,050,476

See Accompanying Notes to Financial Statements.

47

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance – 2.8%
American Physicians Capital, Inc.	30,266	860,160
Amerisafe, Inc. (a)	64,500	1,110,045
Delphi Financial Group, Inc., Class A	162,250	3,460,792
eHealth, Inc. (a)	79,800	1,332,660
Employers Holdings, Inc.	150,400	1,982,272
Infinity Property & Casualty Corp.	46,500	1,894,875
National Financial Partners Corp. (a)	141,400	1,624,686
Navigators Group, Inc. (a)	45,900	1,738,233
Presidential Life Corp.	70,800	693,840
ProAssurance Corp. (a)	110,800	5,907,856
RLI Corp.	60,600	3,229,374
Safety Insurance Group, Inc.	51,500	1,912,710
Selective Insurance Group, Inc.	181,500	2,942,115
Stewart Information Services Corp.	62,400	877,344
Tower Group, Inc.	153,600	3,497,472
United Fire & Casualty Co.	76,400	1,298,800
Zenith National Insurance Corp.	127,800	4,867,902

Insurance Total		39,231,136

Real Estate Investment Trusts (REITs) – 6.2%
Acadia Realty Trust	135,932	2,274,142
BioMed Realty Trust, Inc.	335,700	5,186,565
Cedar Shopping Centers, Inc.	180,300	1,188,177
Colonial Properties Trust	226,700	2,672,793
DiamondRock Hospitality Co. (a)	416,752	3,725,763
EastGroup Properties, Inc.	89,300	3,205,870
Entertainment Properties Trust	143,600	5,488,392
Extra Space Storage, Inc.	295,500	3,333,240
Franklin Street Properties Corp.	231,600	3,003,852
Healthcare Realty Trust, Inc.	203,000	4,240,670
Home Properties, Inc.	114,700	5,253,260
Inland Real Estate Corp.	242,500	2,037,000
Kilroy Realty Corp.	147,500	4,178,675
Kite Realty Group Trust	215,400	885,294
LaSalle Hotel Properties	217,100	4,213,911
Lexington Realty Trust	349,851	2,081,614
LTC Properties, Inc.	79,400	2,070,752
Medical Properties Trust, Inc.	274,100	2,820,489
Mid-America Apartment Communities, Inc.	98,700	5,126,478
National Retail Properties, Inc.	281,700	5,977,674
Parkway Properties, Inc.	73,900	1,226,740
Pennsylvania Real Estate Investment Trust	135,700	1,363,785
Post Properties, Inc.	165,700	3,188,068
PS Business Parks, Inc.	61,700	3,023,300
Sovran Self Storage, Inc.	94,000	2,982,620
Tanger Factory Outlet Centers	137,700	5,737,959

	Shares	Value ($)
Urstadt Biddle Properties, Inc., Class A	73,300	1,155,941

Real Estate Investment Trusts (REITs) Total		87,643,024

Real Estate Management & Development – 0.2%
Forestar Group Inc. (a)	122,800	2,178,472

Real Estate Management & Development Total		2,178,472

Thrifts & Mortgage Finance – 0.4%
Bank Mutual Corp.	158,700	1,029,963
Brookline Bancorp, Inc.	201,800	2,074,504
Dime Community Bancshares	87,000	1,056,180
TrustCo Bank Corp. NY	262,100	1,585,705

Thrifts & Mortgage Finance Total		5,746,352

Financials Total		256,599,878

Health Care – 13.3%
Biotechnology – 1.1%
ArQule, Inc. (a)	96,200	316,498
Cubist Pharmaceuticals, Inc. (a)	198,100	4,168,024
Emergent Biosolutions, Inc. (a)	56,900	834,154
Martek Biosciences Corp. (a)	113,600	2,252,688
Regeneron Pharmaceuticals, Inc. (a)	217,400	5,317,604
Savient Pharmaceuticals, Inc. (a)	227,800	3,070,744

Biotechnology Total		15,959,712

Health Care Equipment & Supplies – 3.9%
Abaxis, Inc. (a)	75,300	1,911,867
Align Technology, Inc. (a)	228,600	4,137,660
American Medical Systems Holdings, Inc. (a)	254,500	4,611,540
Analogic Corp.	44,000	1,817,200
Cantel Medical Corp.	44,000	860,200
CONMED Corp. (a)	99,500	2,177,060
Cooper Companies, Inc.	154,500	6,189,270
CryoLife, Inc. (a)	97,300	685,965
Cyberonics, Inc. (a)	81,600	1,456,560
Greatbatch, Inc. (a)	79,300	1,547,936
Haemonetics Corp. (a)	87,600	4,685,724
ICU Medical, Inc. (a)	43,500	1,495,095
Integra LifeSciences Holdings Corp. (a)	70,100	2,789,980
Invacare Corp.	110,400	3,011,712
Kensey Nash Corp. (a)	37,900	836,453
Meridian Bioscience, Inc.	138,700	3,073,592
Merit Medical Systems, Inc. (a)	96,000	1,413,120
Natus Medical, Inc. (a)	97,100	1,308,908
Neogen Corp. (a)	76,100	1,843,903

See Accompanying Notes to Financial Statements.

48

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies (continued)
Osteotech, Inc. (a)	61,600	239,624
Palomar Medical Technologies, Inc. (a)	61,800	558,054
SurModics, Inc. (a)	59,700	1,149,822
Symmetry Medical, Inc. (a)	122,400	1,052,640
Theragenics Corp. (a)	114,400	162,448
West Pharmaceutical Services, Inc.	112,800	4,393,560
Zoll Medical Corp. (a)	72,100	1,868,832

Health Care Equipment & Supplies Total		55,278,725

Health Care Providers & Services – 5.8%
Air Methods Corp. (a)	37,300	992,553
Almost Family, Inc. (a)	27,800	1,002,468
Amedisys, Inc. (a)	95,599	5,511,282
AMERIGROUP Corp. (a)	174,650	4,589,802
AMN Healthcare Services, Inc. (a)	111,600	1,028,952
AmSurg Corp. (a)	104,900	2,167,234
Bio-Reference Labs, Inc. (a)	40,700	1,612,127
Catalyst Health Solutions, Inc. (a)	131,400	4,952,466
Centene Corp. (a)	164,200	2,934,254
Chemed Corp.	77,100	4,129,476
Corvel Corp. (a)	24,800	798,560
Cross Country Healthcare, Inc. (a)	105,400	1,036,082
Genoptix, Inc. (a)	58,700	1,911,859
Gentiva Health Services, Inc. (a)	100,200	2,776,542
Hanger Orthopedic Group, Inc. (a)	108,300	2,019,795
Healthspring, Inc. (a)	167,300	3,079,993
Healthways, Inc. (a)	115,600	1,736,312
HMS Holdings Corp. (a)	88,000	4,051,520
inVentiv Health, Inc. (a)	114,900	1,686,732
IPC The Hospitalist Co., Inc. (a)	46,400	1,533,984
Landauer, Inc.	32,000	1,944,640
LCA-Vision, Inc. (a)	63,600	505,620
LHC Group, Inc. (a)	51,700	1,556,170
Magellan Health Services, Inc. (a)	120,200	5,038,784
Medcath Corp. (a)	60,400	408,908
Mednax, Inc. (a)	159,100	8,511,850
Molina Healthcare, Inc. (a)	45,400	970,652
MWI Veterinary Supply, Inc. (a)	41,700	1,718,040
Odyssey Healthcare, Inc. (a)	113,250	1,985,273
PharMerica Corp. (a)	104,700	1,795,605
PSS World Medical, Inc. (a)	204,000	4,302,360
RehabCare Group, Inc. (a)	84,300	2,346,912
Res-Care, Inc. (a)	87,600	798,912

Health Care Providers & Services Total		81,435,719

Health Care Technology – 0.9%
Computer Programs & Systems, Inc.	33,400	1,200,396

	Shares	Value ($)
Eclipsys Corp. (a)	194,700	3,623,367
Omnicell, Inc. (a)	109,100	1,476,123
Phase Forward, Inc. (a)	148,000	1,765,640
Quality Systems, Inc.	64,600	3,697,704

Health Care Technology Total		11,763,230

Life Sciences Tools & Services – 0.8%
Cambrex Corp. (a)	100,100	377,377
Dionex Corp. (a)	60,600	4,138,980
Enzo Biochem, Inc. (a)	114,220	597,370
eResearchTechnology, Inc. (a)	144,200	872,410
Kendle International, Inc. (a)	50,900	866,827
PAREXEL International Corp. (a)	198,800	4,005,820

Life Sciences Tools & Services Total		10,858,784

Pharmaceuticals – 0.8%
Par Pharmaceutical Companies, Inc. (a)	119,000	2,978,570
Salix Pharmaceuticals Ltd. (a)	189,800	5,420,688
Viropharma, Inc. (a)	264,800	3,299,408

Pharmaceuticals Total		11,698,666

Health Care Total		186,994,836

Industrials – 16.4%
Aerospace & Defense – 2.8%
AAR Corp. (a)	133,100	3,018,708
Aerovironment, Inc. (a)	50,700	1,229,475
American Science & Engineering, Inc.	30,400	2,259,024
Applied Signal Technology, Inc.	45,000	831,150
Ceradyne, Inc. (a)	87,800	1,979,012
Cubic Corp.	53,000	1,827,970
Curtiss-Wright Corp.	155,900	4,996,595
Esterline Technologies Corp. (a)	101,700	4,184,955
GenCorp, Inc. (a)	174,000	751,680
Moog, Inc., Class A (a)	155,075	5,266,347
Orbital Sciences Corp. (a)	194,300	3,584,835
Stanley, Inc. (a)	55,100	1,389,071
Teledyne Technologies, Inc. (a)	123,200	4,640,944
Triumph Group, Inc.	57,000	2,983,380

Aerospace & Defense Total		38,943,146

Air Freight & Logistics – 0.4%
Forward Air Corp.	99,050	2,422,763
HUB Group, Inc., Class A (a)	129,500	3,492,615

Air Freight & Logistics Total		5,915,378

Airlines – 0.4%
Allegiant Travel Co. (a)	51,900	2,706,066
Skywest, Inc.	190,100	2,805,876

Airlines Total		5,511,942

See Accompanying Notes to Financial Statements.

49

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Building Products – 1.0%
AAON, Inc.	43,000	904,720
Apogee Enterprises, Inc.	95,600	1,366,124
Gibraltar Industries, Inc. (a)	103,000	1,203,040
Griffon Corp. (a)	150,700	1,865,666
NCI Building Systems, Inc. (a)	308,200	585,580
Quanex Building Products Corp.	128,700	2,005,146
Simpson Manufacturing Co., Inc.	131,500	3,232,270
Universal Forest Products, Inc.	66,200	2,332,888

Building Products Total		13,495,434

Commercial Services & Supplies – 2.4%
ABM Industries, Inc.	158,700	3,250,176
ATC Technology Corp. (a)	68,300	1,530,603
Bowne & Co., Inc.	137,053	1,525,400
Consolidated Graphics, Inc. (a)	38,200	1,701,428
G&K Services, Inc., Class A	63,600	1,588,092
Geo Group, Inc. (a)	175,600	3,471,612
Healthcare Services Group, Inc.	148,700	3,265,452
Interface, Inc., Class A	192,500	1,655,500
Mobile Mini, Inc. (a)	121,400	1,649,826
Standard Register Co.	43,400	238,700
Sykes Enterprises, Inc. (a)	136,200	3,242,922
Tetra Tech, Inc. (a)	209,500	4,382,740
United Stationers, Inc. (a)	81,600	4,660,176
Viad Corp.	70,300	1,343,433

Commercial Services & Supplies Total		33,506,060

Construction & Engineering – 0.8%
Comfort Systems USA, Inc.	130,700	1,531,804
Dycom Industries, Inc. (a)	133,400	1,204,602
EMCOR Group, Inc. (a)	225,400	5,188,708
Insituform Technologies, Inc., Class A (a)	132,900	3,264,024

Construction & Engineering Total		11,189,138

Electrical Equipment – 2.0%
A.O. Smith Corp.	77,800	3,524,340
Acuity Brands, Inc.	148,000	5,769,040
AZZ, Inc.	42,100	1,322,361
Baldor Electric Co.	143,400	4,505,628
Belden, Inc.	159,550	3,379,269
Brady Corp., Class A	179,000	5,015,580
Encore Wire Corp.	64,500	1,296,450
II-VI, Inc. (a)	84,900	2,380,596
MagneTek, Inc. (a)	105,900	153,555
Vicor Corp. (a)	66,900	636,219

Electrical Equipment Total		27,983,038

Industrial Conglomerates – 0.2%
Standex International Corp.	42,600	1,060,740

	Shares	Value ($)
Tredegar Corp.	74,100	1,241,175

Industrial Conglomerates Total		2,301,915

Machinery – 4.0%
Actuant Corp., Class A	231,900	4,199,709
Albany International Corp., Class A	93,800	1,812,216
Astec Industries, Inc. (a)	67,800	1,646,862
Badger Meter, Inc.	51,100	1,836,023
Barnes Group, Inc.	147,800	2,373,668
Briggs & Stratton Corp.	170,900	2,992,459
Cascade Corp.	31,300	864,506
CIRCOR International, Inc.	58,100	1,795,871
CLARCOR, Inc.	172,100	5,636,275
EnPro Industries, Inc. (a)	68,400	1,893,312
ESCO Technologies, Inc.	90,400	2,956,984
Gardner Denver, Inc.	178,000	7,762,580
John Bean Technologies Corp.	94,400	1,543,440
Kaydon Corp.	113,600	3,692,000
Lindsay Corp.	42,400	1,560,744
Lydall, Inc. (a)	57,600	460,224
Mueller Industries, Inc.	128,700	2,880,306
Robbins & Myers, Inc.	112,300	2,714,291
Toro Co.	117,000	5,150,340
Watts Water Technologies, Inc., Class A	100,300	2,924,748

Machinery Total		56,696,558

Professional Services – 0.8%
Administaff, Inc.	76,200	1,373,124
CDI Corp.	43,400	620,186
Exponent, Inc. (a)	47,100	1,254,273
Heidrick & Struggles International, Inc.	58,400	1,575,048
Kelly Services, Inc., Class A (a)	90,800	1,428,284
On Assignment, Inc. (a)	123,400	813,206
School Specialty, Inc. (a)	54,800	1,169,980
SFN Group, Inc. (a)	169,800	1,336,326
TrueBlue, Inc. (a)	149,800	1,987,846
Volt Information Sciences, Inc. (a)	41,300	439,845

Professional Services Total		11,998,118

Road & Rail – 0.8%
Arkansas Best Corp.	86,500	2,269,760
Heartland Express, Inc.	179,868	2,753,779
Knight Transportation, Inc.	199,300	3,936,175
Old Dominion Freight Line, Inc. (a)	95,650	2,940,281

Road & Rail Total		11,899,995

Trading Companies & Distributors – 0.8%
Applied Industrial Technologies, Inc.	127,325	2,869,906
Kaman Corp.	88,000	2,107,600

See Accompanying Notes to Financial Statements.

50

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Trading Companies & Distributors (continued)
Lawson Products, Inc.	13,700	242,901
Watsco, Inc.	109,600	6,339,264

Trading Companies & Distributors Total		11,559,671

Industrials Total		231,000,393

Information Technology – 17.7%
Communications Equipment – 2.1%
Arris Group, Inc. (a)	428,600	4,423,152
Bel Fuse, Inc., Class B	39,800	904,654
Black Box Corp.	60,000	1,735,800
Blue Coat Systems, Inc. (a)	138,700	4,019,526
Comtech Telecommunications Corp. (a)	96,600	3,054,492
Digi International, Inc. (a)	84,400	856,660
EMS Technologies, Inc. (a)	52,200	716,184
Harmonic, Inc. (a)	328,600	2,155,616
NETGEAR, Inc. (a)	118,400	3,001,440
Network Equipment Technologies, Inc. (a)	101,600	518,160
PC-Tel, Inc. (a)	63,900	389,151
Symmetricom, Inc. (a)	149,400	876,978
Tekelec (a)	230,200	3,802,904
Tollgrade Communications, Inc. (a)	43,400	282,968
ViaSat, Inc. (a)	95,900	2,915,360

Communications Equipment Total		29,653,045

Computers & Peripherals – 1.0%
Adaptec, Inc. (a)	411,900	1,268,652
Avid Technology, Inc. (a)	97,375	1,309,694
Compellent Technologies, Inc. (a)	77,600	1,205,128
Hutchinson Technology, Inc. (a)	79,900	527,340
Intermec, Inc. (a)	170,100	2,422,224
Intevac, Inc. (a)	75,400	1,068,418
Novatel Wireless, Inc. (a)	105,500	702,630
Stratasys, Inc. (a)	69,200	1,824,804
Synaptics, Inc. (a)	116,300	3,105,210

Computers & Peripherals Total		13,434,100

Electronic Equipment, Instruments & Components – 3.5%
Agilysys, Inc.	68,500	748,020
Anixter International, Inc. (a)	98,700	4,119,738
Benchmark Electronics, Inc. (a)	220,125	4,358,475
Brightpoint, Inc. (a)	238,140	1,697,938
Checkpoint Systems, Inc. (a)	133,300	2,748,646
Cognex Corp.	135,600	2,562,840
CTS Corp.	115,900	922,564
Daktronics, Inc.	117,800	891,746
DTS, Inc. (a)	59,900	1,916,800

	Shares	Value ($)
Electro Scientific Industries, Inc. (a)	93,800	1,173,438
FARO Technologies, Inc. (a)	55,100	1,319,094
Gerber Scientific, Inc. (a)	86,200	542,198
Insight Enterprises, Inc. (a)	156,900	2,006,751
Keithley Instruments, Inc.	46,200	332,178
Littelfuse, Inc. (a)	74,400	2,647,896
LoJack Corp. (a)	62,000	265,360
Mercury Computer Systems, Inc. (a)	80,400	982,488
Methode Electronics, Inc.	128,300	1,596,052
MTS Systems Corp.	56,700	1,543,374
Newport Corp. (a)	123,900	1,305,906
Park Electrochemical Corp.	70,200	1,908,036
Plexus Corp. (a)	135,200	4,663,048
RadiSys Corp. (a)	81,300	669,099
Rogers Corp. (a)	53,800	1,476,810
ScanSource, Inc. (a)	90,800	2,360,800
SYNNEX Corp. (a)	70,500	2,019,120
Technitrol, Inc.	140,800	619,520
TTM Technologies, Inc. (a)	147,600	1,260,504

Electronic Equipment, Instruments & Components Total		48,658,439

Internet Software & Services – 0.8%
comScore, Inc. (a)	82,800	1,285,056
DealerTrack Holdings, Inc. (a)	138,200	1,965,204
InfoSpace, Inc. (a)	121,000	1,219,680
j2 Global Communications, Inc. (a)	154,400	3,350,480
Knot, Inc. (a)	102,600	784,890
Perficient, Inc. (a)	104,800	1,163,280
Stamps.com, Inc. (a)	39,900	361,494
United Online, Inc.	289,200	1,810,392

Internet Software & Services Total		11,940,476

IT Services – 1.9%
CACI International, Inc., Class A (a)	102,900	5,099,724
CIBER, Inc. (a)	237,700	886,621
CSG Systems International, Inc. (a)	120,100	2,416,412
Cybersource Corp. (a)	239,299	4,099,192
Forrester Research, Inc. (a)	50,700	1,518,465
Heartland Payment Systems, Inc.	128,100	1,958,649
Integral Systems, Inc. (a)	59,300	507,608
MAXIMUS, Inc.	60,400	3,477,832
NCI, Inc., Class A (a)	23,500	661,995
Startek, Inc. (a)	40,700	265,771
TeleTech Holdings, Inc. (a)	110,800	1,937,892
Wright Express Corp. (a)	130,400	3,692,928

IT Services Total		26,523,089

Semiconductors & Semiconductor Equipment – 5.3%
Actel Corp. (a)	89,500	1,146,495
Advanced Energy Industries, Inc. (a)	113,500	1,648,020

See Accompanying Notes to Financial Statements.

51

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
ATMI, Inc. (a)	107,300	1,806,932
Brooks Automation, Inc. (a)	220,230	1,902,787
Cabot Microelectronics Corp. (a)	80,200	2,839,080
Cohu, Inc.	80,200	1,074,680
Cymer, Inc. (a)	98,600	3,088,152
Cypress Semiconductor Corp. (a)	532,400	6,303,616
Diodes, Inc. (a)	119,349	2,340,434
DSP Group, Inc. (a)	78,300	573,939
Exar Corp. (a)	149,100	1,101,849
FEI Co. (a)	128,800	2,740,864
Hittite Microwave Corp. (a)	73,100	3,051,194
Kopin Corp. (a)	226,500	860,700
Kulicke & Soffa Industries, Inc. (a)	236,900	1,558,802
Micrel, Inc.	147,000	1,447,950
Microsemi Corp. (a)	280,100	4,344,351
MKS Instruments, Inc. (a)	169,300	3,052,479
Pericom Semiconductor Corp. (a)	87,400	820,686
Rudolph Technologies, Inc. (a)	105,900	842,964
Sigma Designs, Inc. (a)	91,500	1,070,550
Skyworks Solutions, Inc. (a)	596,200	9,103,974
Standard Microsystems Corp. (a)	76,000	1,483,520
Supertex, Inc. (a)	44,200	1,056,822
Tessera Technologies, Inc. (a)	170,300	3,058,588
TriQuint Semiconductor, Inc. (a)	520,100	3,739,519
Ultratech, Inc. (a)	81,000	1,044,900
Varian Semiconductor Equipment Associates, Inc. (a)	251,525	7,565,872
Veeco Instruments, Inc. (a)	131,700	4,490,970

Semiconductors & Semiconductor Equipment Total		75,160,689

Software – 3.1%
Blackbaud, Inc.	151,000	3,515,280
CommVault Systems, Inc. (a)	144,000	3,153,600
Concur Technologies, Inc. (a)	145,900	5,739,706
Ebix, Inc. (a)	103,300	1,499,916
Epicor Software Corp. (a)	157,400	1,348,918
EPIQ Systems, Inc. (a)	111,300	1,293,306
Interactive Intelligence, Inc. (a)	43,700	860,890
JDA Software Group, Inc. (a)	121,400	3,435,620
Manhattan Associates, Inc. (a)	77,000	1,945,790
Netscout Systems, Inc. (a)	116,800	1,704,112
Phoenix Technologies Ltd. (a)	119,700	331,569
Progress Software Corp. (a)	137,300	3,847,146
Radiant Systems, Inc. (a)	94,000	1,049,980
Smith Micro Software, Inc. (a)	101,500	889,140
Sonic Solutions (a)	101,700	924,453
Take-Two Interactive Software, Inc. (a)	277,550	2,670,031

	Shares	Value ($)
Taleo Corp., Class A (a)	131,200	3,088,448
THQ, Inc. (a)	230,850	1,398,951
Tyler Technologies, Inc. (a)	94,500	1,716,120
Websense, Inc. (a)	149,600	3,210,416

Software Total		43,623,392

Information Technology Total		248,993,230

Materials – 4.4%
Chemicals – 1.9%
A. Schulman, Inc.	89,200	2,101,552
American Vanguard Corp.	70,500	454,725
Arch Chemicals, Inc.	85,600	2,642,472
Balchem Corp.	95,650	2,095,691
Calgon Carbon Corp. (a)	191,300	2,967,063
H.B. Fuller Co.	166,300	3,490,637
NewMarket Corp.	40,000	3,562,000
OM Group, Inc. (a)	104,500	3,596,890
Penford Corp. (a)	38,900	433,346
PolyOne Corp. (a)	316,200	2,513,790
Quaker Chemical Corp.	37,900	750,799
Stepan Co.	26,100	1,240,794
Zep, Inc.	73,850	1,631,347

Chemicals Total		27,481,106

Construction Materials – 0.6%
Eagle Materials, Inc.	149,800	3,533,782
Headwaters, Inc. (a)	206,000	1,027,940
Texas Industries, Inc.	94,800	3,368,244

Construction Materials Total		7,929,966

Containers & Packaging – 0.5%
Myers Industries, Inc.	96,500	894,555
Rock-Tenn Co., Class A	132,500	5,543,800

Containers & Packaging Total		6,438,355

Metals & Mining – 0.7%
A.M. Castle & Co.	57,200	658,944
AMCOL International Corp.	84,900	2,159,856
Brush Engineered Materials, Inc. (a)	69,200	1,421,368
Century Aluminum Co. (a)	196,100	2,390,459
Olympic Steel, Inc.	30,900	854,694
RTI International Metals, Inc. (a)	102,600	2,465,478

Metals & Mining Total		9,950,799

Paper & Forest Products – 0.7%
Buckeye Technologies, Inc. (a)	132,400	1,463,020
Clearwater Paper Corp. (a)	38,900	1,877,314
Deltic Timber Corp.	36,600	1,681,404
Neenah Paper, Inc.	50,100	709,917
Schweitzer-Mauduit International, Inc.	60,500	2,776,950

See Accompanying Notes to Financial Statements.

52

Columbia Small Cap Index Fund

February 28, 2010

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Paper & Forest Products (continued)
Wausau Paper Corp. (a)	167,300	1,415,358

Paper & Forest Products Total		9,923,963

Materials Total		61,724,189

Other – 0.0%
Other – 0.0%
CSF Holdings, Inc. Escrow (a)(b)(c)	2,062	—

Other Total		—

Other Total		—

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.4%
Cbeyond, Inc. (a)	88,100	1,092,440
General Communication, Inc., Class A (a)	152,500	837,225
Iowa Telecommunications Services, Inc.	112,200	1,812,030
Neutral Tandem, Inc. (a)	114,700	1,848,964

Diversified Telecommunication Services Total		5,590,659

Wireless Telecommunication Services – 0.2%
NTELOS Holdings Corp.	104,100	1,778,028
USA Mobility, Inc.	77,300	870,398

Wireless Telecommunication Services Total		2,648,426

Telecommunication Services Total		8,239,085

Utilities – 3.4%
Electric Utilities – 1.0%
ALLETE, Inc.	101,400	3,189,030
Central Vermont Public Service Corp.	40,000	786,400
El Paso Electric Co. (a)	151,300	3,044,156
UIL Holdings Corp.	102,333	2,812,111
Unisource Energy Corp.	122,300	3,563,822

Electric Utilities Total		13,395,519

Gas Utilities – 1.9%
Laclede Group, Inc.	75,800	2,485,482
New Jersey Resources Corp.	142,150	5,177,103
Northwest Natural Gas Co.	90,700	3,989,893
Piedmont Natural Gas Co.	250,000	6,457,500
South Jersey Industries, Inc.	101,900	4,062,753
Southwest Gas Corp.	153,700	4,392,746

Gas Utilities Total		26,565,477

	Shares	Value ($)
Multi-Utilities – 0.4%
Avista Corp.	187,300	3,813,428
CH Energy Group, Inc.	54,000	2,159,460

Multi-Utilities Total		5,972,888

Water Utilities – 0.1%
American States Water Co.	63,300	2,035,727

Water Utilities Total		2,035,727

Utilities Total		47,969,611

Total Common Stocks (cost of $1,273,731,281)		1,378,006,341

Investment Company – 0.9%
iShares S&P SmallCap 600 Index Fund	238,900	13,182,502

Total Investment Company (cost of $10,475,991)		13,182,502

Short-Term Obligation – 2.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10, at 0.050%, collateralized by a U.S. Government Agency obligation maturing 10/10/12, market value $38,769,413 (repurchase proceeds $38,007,158)	38,007,000	38,007,000

Total Short-Term Obligation (cost of $38,007,000)		38,007,000

Total Investments – 101.6% (cost of $1,322,214,272) (d)		1,429,195,843

Other Assets & Liabilities, Net – (1.6)%		(22,969,018)

Net Assets – 100.0%		1,406,226,825

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2010, the security has no value.

(c)	Security has no value.

(d)	Cost for federal income tax purposes is $1,349,112,362.

See Accompanying Notes to Financial Statements.

53

Columbia Small Cap Index Fund

February 28, 2010

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$222,241,004	$—	$—	$222,241,004
Consumer Staples	43,352,145	—	—	43,352,145
Energy	70,891,970	—	—	70,891,970
Financials	256,599,878	—	—	256,599,878
Health Care	186,994,836	—	—	186,994,836
Industrials	231,000,393	—	—	231,000,393
Information Technology	248,993,230	—	—	248,993,230
Materials	61,724,189	—	—	61,724,189
Other	—	—	—	—
Telecommunication Services	8,239,085	—	—	8,239,085
Utilities	47,969,611	—	—	47,969,611

Total Common Stocks	1,378,006,341	—	—	1,378,006,341

Total Investment Company	13,182,502	—	—	13,182,502

Total Short-Term Obligation	—	38,007,000	—	38,007,000

Total Investments	1,391,188,843	38,007,000	—	1,429,195,843

Unrealized Appreciation on Futures Contracts	457,147	—	—	457,147

Total	$1,391,645,990	$38,007,000	$—	$1,429,652,990

The following table reconciles asset balances for the year ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/out of Level 3	Balance as of February 28, 2010
Common Stocks
Other	$—	$—	$—	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	18.3
Information Technology	17.7
Industrials	16.4
Consumer Discretionary	15.8
Health Care	13.3
Energy	5.0
Materials	4.4
Utilities	3.4
Consumer Staples	3.1
Telecommunication Services	0.6
Other	0.0	*

	98.0
Short- Term Obligation	2.7
Investment Company	0.9
Other Assets & Liabilities, Net	(1.6)

	100.0

* Security has no value

At February 28, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk Russell 2000 Mini Index	223	$14,002,170	$13,545,023	March-2010	$457,147

On February 28, 2010, cash of $2,670,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

See Accompanying Notes to Financial Statements.

54

Statements of Assets and Liabilities – Index Funds

February 28, 2010

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Assets
Unaffiliated investments, at identified cost	2,312,378,402	408,092,964	1,845,836,791	1,322,214,272
Affiliated investments, at identified cost	60,086,053	—	—	—

Total investments, at identified cost	2,372,464,455	408,092,964	1,845,836,791	1,322,214,272

Unaffiliated investments, at value	2,635,930,135	524,898,371	1,990,957,356	1,429,195,843
Affiliated investments, at value	43,612,831	—	—	—

Total investments, at value	2,679,542,966	524,898,371	1,990,957,356	1,429,195,843

Cash	1,058,414	415	833	909
Cash collateral for open futures contracts	—	—	6,550,000	2,670,000
Receivable for:
Investments sold	287,582	—	12,218,552	6,479,385
Fund shares sold	4,290,674	85,939	3,413,265	2,490,232
Dividends	5,941,040	1,268,691	2,009,058	710,036
Interest	231	34	301	158
Futures variation margin	60,172	8,936	—	—
Expense reimbursement due from investment advisor	134,101	—	45,536	16,152
Trustees’ deferred compensation plan	9,327	—	—	5,710
Other assets	3,973	6,310	20,081	—

Total assets	2,691,328,480	526,268,696	2,015,214,982	1,441,568,425

Liabilities
Payable for:
Investments purchased	3,972,779	—	54,009,013	33,925,324
Fund shares repurchased	2,210,116	1,308,492	1,261,552	914,998
Futures variation margin	—	—	41,299	210,022
Investment advisory fee	200,680	139,633	145,737	104,548
Administration fee	200,688	58,655	134,071	104,548
Pricing and bookkeeping fees	—	9,579	12,527	—
Transfer agent fee	—	32,579	22,421	—
Trustees’ fees	60,040	57,214	43,064	57,582
Custody fee	—	5,276	10,963	—
Distribution and service fees	52,820	2,376	31,219	17,930
Chief compliance officer expenses	—	141	226	—
Reports to shareholders	—	7,208	60,247	—
Trustees’ deferred compensation plan	9,327	—	—	5,710
Other liabilities	1,799	35,475	38,242	938

Total liabilities	6,708,249	1,656,628	55,810,581	35,341,600

Net Assets	2,684,620,231	524,612,068	1,959,404,401	1,406,226,825

See Accompanying Notes to Financial Statements.

55

Statements of Assets and Liabilities (continued) – Index Funds

February 28, 2010

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Net Assets Consist of
Paid-in capital	2,677,211,353	672,122,690	1,864,879,376	1,362,950,604
Undistributed (overdistributed) net investment income	7,341,066	644,315	650,701	(28,438)
Accumulated net realized loss	(307,762,114)	(265,193,467)	(51,924,749)	(64,134,059)
Net unrealized appreciation (depreciation) on:
Investments	307,078,511	116,805,407	145,120,565	106,981,571
Futures contracts	751,415	233,123	678,508	457,147

Net Assets	2,684,620,231	524,612,068	1,959,404,401	1,406,226,825

Class A
Net assets	$268,090,825	$12,347,590	$168,264,287	$96,237,934
Shares outstanding	12,587,228	1,150,938	17,831,087	6,887,311
Net asset value and offering price per share	$21.30	$10.73	$9.44	$13.97

Class B
Net assets	$3,769,026	$—	$—	$—
Shares outstanding	176,366	—	—	—
Net asset value and offering price per share (a)	$21.37	$—	$—	$—

Class R
Net assets	$—	$111,689	$—	$—
Shares outstanding	—	10,416	—	—
Net asset value and offering price per share	$—	$10.72	$—	$—

Class Y (b)
Net assets	$—	$60,328,905	$—	$—
Shares outstanding	—	5,638,375	—	—
Net asset value and offering price per share	$—	$10.70	$—	$—

Class Z
Net assets	$2,412,760,380	$451,823,884	$1,791,140,114	$1,309,988,891
Shares outstanding	112,886,683	42,230,840	190,423,926	93,520,515
Net asset value and offering price per share	$21.37	$10.70	$9.41	$14.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

56

Statements of Operations – Index Funds

For the Year Ended February 28, 2010

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Investment Income
Dividends	47,597,476	11,743,259	24,740,832	13,398,376
Dividends from affiliates	76,424	—	—	—
Interest	54,310	5,456	31,113	14,514
Foreign taxes withheld	—	—	—	(3,153)

Total Investment Income	47,728,210	11,748,715	24,771,945	13,409,737

Expenses
Investment advisory fee	2,231,458	1,787,603	1,614,963	1,163,978
Administration fee	2,231,508	760,800	1,474,963	1,163,978
Distribution fee:
Class B	28,498	—	—	—
Class R	—	365	—	—
Service fee:
Class B	9,500	—	—	—
Distribution and service fees:
Class A	450,571	29,925	297,022	166,219
Transfer agent fee – Class A, Class R and Class Z	—	446,394	166,166	—
Transfer agent fee – Class Y	—	30	—	—
Pricing and bookkeeping fees	—	117,947	145,331	—
Trustees’ fees	45,658	44,214	41,868	45,492
Custody fee	—	29,631	68,715	—
Reports to shareholders	—	73,919	178,099	—
Chief compliance officer expenses	—	781	1,231	—
Other expenses	7,807	152,063	186,397	4,158

Expenses before interest expense	5,005,000	3,443,672	4,174,755	2,543,825

Interest expense	23	3,235	—	—

Total Expenses	5,005,023	3,446,907	4,174,755	2,543,825
Fees waived or expenses reimbursed by investment advisor	(1,389,496)	(151,553)	(907,678)	(43,874)
Expense reductions	—	(2)	(20)	—

Net Expenses	3,615,527	3,295,352	3,267,057	2,499,951

Net Investment Income	44,112,683	8,453,363	21,504,888	10,909,786

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Unaffiliated investments	12,444,321	1,430,398	22,665,601	11,551,858
Affiliated investments	443,466	—	—	—
Futures contracts	8,753,747	626,275	14,929,596	6,028,565

Net realized gain	21,641,534	2,056,673	37,595,197	17,580,423
Net change in unrealized appreciation (depreciation) on:
Investments	778,332,214	187,568,339	677,733,837	478,528,514
Futures contracts	10,706,642	2,692,427	3,398,737	1,345,378

Net change in unrealized appreciation (depreciation)	789,038,856	190,260,766	681,132,574	479,873,892

Net Gain	810,680,390	192,317,439	718,727,771	497,454,315

Net Increase Resulting from Operations	854,793,073	200,770,802	740,232,659	508,364,101

See Accompanying Notes to Financial Statements.

57

Statements of Changes in Net Assets – Index Funds

Increase (Decrease) in Net Assets	Columbia Large Cap Index Fund		Columbia Large Cap Enhanced Core Fund
	Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)	Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations
Net investment income	44,112,683	51,500,703	8,453,363	11,957,791
Net realized gain (loss) on investments, foreign currency transactions and futures contracts	21,641,534	(8,396,487)	2,056,673	(220,912,313)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	789,038,856	(1,179,223,205)	190,260,766	(97,390,385)

Net increase (decrease) resulting from operations	854,793,073	(1,136,118,989)	200,770,802	(306,344,907)

Distributions to Shareholders
From net investment income:
Class A	(3,217,527)	(2,696,198)	(196,553)	(200,724)
Class B	(37,629)	(61,085)	—	—
Class R	—	—	(1,165)	(566)
Class Y	—	—	(773,782)	—
Class Z	(40,838,070)	(49,956,060)	(8,510,569)	(11,786,371)

Total distributions to shareholders	(44,093,226)	(52,713,343)	(9,482,069)	(11,987,661)

Net Capital Stock Transactions	409,998,244	148,001,785	(58,647,389)	(103,578,142)
Increase from Regulatory Settlements	22	—	3,773	—

Total increase (decrease) in net assets	1,220,698,113	(1,040,830,547)	132,645,117	(421,910,710)

Net Assets
Beginning of period	1,463,922,118	2,504,752,665	391,966,951	813,877,661
End of period	2,684,620,231	1,463,922,118	524,612,068	391,966,951
Undistributed net investment income at end of period	7,341,066	7,321,585	644,315	1,669,247

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

58

Statements of Changes in Net Assets (continued) – Index Funds

Increase (Decrease) in Net Assets	Columbia Mid Cap Index Fund		Columbia Small Cap Index Fund
	Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)	Year Ended February 28, 2010 ($)	Year Ended February 28, 2009 ($)
Operations
Net investment income	21,504,888	26,422,804	10,909,786	16,052,928
Net realized gain (loss) on investments and futures contracts	37,595,197	(3,623,292)	17,580,423	56,345,366
Net change in unrealized appreciation (depreciation) on investments and futures contracts	681,132,574	(811,229,180)	479,873,892	(611,918,268)

Net increase (decrease) resulting from operations	740,232,659	(788,429,668)	508,364,101	(539,519,974)

Distributions to Shareholders
From net investment income:
Class A	(1,420,519)	(1,177,180)	(531,824)	(551,033)
Class Z	(19,433,668)	(27,747,729)	(10,500,067)	(16,031,195)
From net realized gains:
Class A	—	(4,762,588)	—	(5,617,327)
Class Z	—	(93,387,726)	—	(130,521,900)

Total distributions to shareholders	(20,854,187)	(127,075,223)	(11,031,891)	(152,721,455)

Net Capital Stock Transactions	209,114,341	(863,169)	215,556,889	95,112,894
Increase from Regulatory Settlements	—	—	6,338	—

Total increase (decrease) in net assets	928,492,813	(916,368,060)	712,895,437	(597,128,535)

Net Assets
Beginning of period	1,030,911,588	1,947,279,648	693,331,388	1,290,459,923
End of period	1,959,404,401	1,030,911,588	1,406,226,825	693,331,388
Undistributed (overdistributed) net investment income at end of period	650,701	—	(28,438)	87,329

See Accompanying Notes to Financial Statements.

59

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Index Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,157,569	157,125,207	3,381,162	71,580,226
Distributions reinvested	154,936	3,183,979	156,557	2,646,314
Redemptions	(2,876,267)	(55,850,989)	(1,800,951)	(36,913,986)

Net increase	5,436,238	104,458,197	1,736,768	37,312,554

Class B
Subscriptions	889	15,369	1,704	35,091
Distributions reinvested	1,679	34,166	3,305	55,529
Redemptions	(54,899)	(1,026,820)	(81,255)	(1,715,101)

Net decrease	(52,331)	(977,285)	(76,246)	(1,624,481)

Class Z
Subscriptions	38,391,355	702,045,640	23,350,037	521,275,666
Distributions reinvested	1,549,157	31,776,881	2,102,984	37,444,733
Redemptions	(22,900,844)	(427,305,189)	(21,026,994)	(446,406,687)

Net increase	17,039,668	306,517,332	4,426,027	112,313,712

See Accompanying Notes to Financial Statements.

60

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Large Cap Enhanced Core Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	116,859	1,131,052	152,669	1,656,144
Distributions reinvested	15,299	157,249	18,718	159,669
Redemptions	(264,447)	(2,636,744)	(227,018)	(2,557,738)

Net decrease	(132,289)	(1,348,443)	(55,631)	(741,925)
Class R
Subscriptions	6,304	61,414	1,898	18,723
Distributions reinvested	112	1,165	66	566
Redemptions	(1,396)	(11,676)	(164)	(2,020)

Net increase	5,020	50,903	1,800	17,269
Class Y (a)
Subscriptions	5,690,356	53,539,583	—	—
Distributions reinvested	26,473	281,937	—	—
Redemptions	(78,454)	(818,000)	—	—

Net increase	5,638,375	53,003,520	—	—
Class Z
Subscriptions	6,113,432	55,650,307	14,262,004	152,509,885
Distributions reinvested	139,723	1,425,898	232,607	2,081,092
Redemptions	(17,028,334)	(167,429,574)	(23,214,920)	(257,444,463)

Net decrease	(10,775,179)	(110,353,369)	(8,720,309)	(102,853,486)

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

61

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Mid Cap Index Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	12,078,503	97,893,567	6,621,736	60,401,482
Distributions reinvested	157,418	1,407,319	798,261	5,686,579
Redemptions	(4,762,299)	(38,843,152)	(3,703,490)	(31,836,041)

Net increase	7,473,622	60,457,734	3,716,507	34,252,020

Class Z
Subscriptions	55,867,583	430,622,558	30,926,300	260,328,278
Distributions reinvested	1,281,976	11,409,592	8,522,036	61,801,363
Redemptions	(36,866,052)	(293,375,543)	(42,287,879)	(357,244,830)

Net increase (decrease)	20,283,507	148,656,607	(2,839,543)	(35,115,189)

See Accompanying Notes to Financial Statements.

62

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Index Fund
	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,177,725	63,525,376	1,775,675	24,120,882
Distributions reinvested	39,416	515,540	524,381	5,753,859
Redemptions	(2,208,500)	(26,847,443)	(1,024,121)	(14,291,888)

Net increase	3,008,641	37,193,473	1,275,935	15,582,853

Class Z
Subscriptions	32,115,817	364,778,523	15,987,615	235,105,416
Distributions reinvested	489,875	6,383,176	7,485,215	83,446,290
Redemptions	(15,864,879)	(192,798,283)	(16,753,664)	(239,021,665)

Net increase	16,740,813	178,363,416	6,719,166	79,530,041

See Accompanying Notes to Financial Statements.

63

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares	2010		2009					2006 (b)		2005
Net Asset Value, Beginning of Period	$14.14		$25.64		$27.08	$24.97		$22.67		$21.65

Income from Investment Operations:
Net investment income (c)	0.34		0.45		0.47	0.39		0.36		0.37	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	7.15		(11.54)		(1.49)	2.14		2.19		1.01

Total from investment operations	7.49		(11.09)		(1.02)	2.53		2.55		1.38

Less Distributions to Shareholders:
From net investment income	(0.33)		(0.41)		(0.42)	(0.42)		(0.25)		(0.36)
Increase from Regulatory Settlements	—	(e)	—		—	—		—		—

Net Asset Value, End of Period	$21.30		$14.14		$25.64	$27.08		$24.97		$22.67
Total return (f)(g)	53.09%		(43.51)%		(3.92)%	10.20	%(h)	11.27%		6.33%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.39%		0.39	%(i)	0.39%	0.39	%(j)	0.39	%(i)	0.39	%(i)
Interest expense	—	%(k)	—		—	—		—	%(k)	—
Net expenses	0.39%		0.39	%(i)	0.39%	0.39	%(j)	0.39	%(i)	0.39	%(i)
Waiver/Reimbursement	0.06%		0.06%		0.06%	0.06	%(j)	0.14	%(l)	0.14	%(l)
Net investment income	1.75%		2.09	%(i)	1.67%	1.63	%(j)	1.53	%(i)	1.67	%(i)
Portfolio turnover rate	7%		5%		6%	7	%(h)	12%		4%
Net assets, end of period (000s)	$268,091		$101,119		$138,795	$87,528		$70,808		$37,088

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

64

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Class B Shares	2010		2009
Net Asset Value, Beginning of Period	$14.20		$25.70		$27.14	$25.06		$23.49

Income from Investment Operations:
Net investment income (c)	0.19		0.28		0.24	0.20		0.10
Net realized and unrealized gain (loss) on investments and futures contracts	7.18		(11.53)		(1.48)	2.16		1.55

Total from investment operations	7.37		(11.25)		(1.24)	2.36		1.65

Less Distributions to Shareholders:
From net investment income	(0.20)		(0.25)		(0.20)	(0.28)		(0.08)
Increase from Regulatory Settlements	—	(d)	—		—	—		—

Net Asset Value, End of Period	$21.37		$14.20		$25.70	$27.14		$25.06
Total return (e)(f)	51.94%		(43.94)%		(4.63)%	9.47	%(g)	7.01	%(g)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.14%		1.14	%(h)	1.14%	1.14	%(i)	1.14	%(h)(i)
Interest expense	—	%(j)	—		—	—		—	%(j)
Net expenses	1.14%		1.14	%(h)	1.14%	1.14	%(i)	1.14	%(h)(i)
Waiver/Reimbursement	0.06%		0.06%		0.06%	0.06	%(i)	0.12	%(i)(k)
Net investment income	1.01%		1.28	%(h)	0.86%	0.87	%(i)	0.85	%(h)(i)
Portfolio turnover rate	7%		5%		6%	7	%(g)	12	%(g)
Net assets, end of period (000s)	$3,769		$3,248		$7,836	$10,302		$12,071

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class B shares commenced operations on September 23, 2005. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.06% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

65

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares	2010		2009					2006 (b)		2005
Net Asset Value, Beginning of Period	$14.18		$25.79		$27.29	$25.15		$22.82		$21.79

Income from Investment Operations:
Net investment income (c)	0.38		0.51		0.53	0.45		0.42		0.43	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	7.19		(11.59)		(1.49)	2.16		2.22		1.01

Total from investment operations	7.57		(11.08)		(0.96)	2.61		2.64		1.44

Less Distributions to Shareholders:
From net investment income	(0.38)		(0.53)		(0.54)	(0.47)		(0.31)		(0.41)
Increase from Regulatory Settlements	—	(e)	—		—	—		—		—

Net Asset Value, End of Period	$21.37		$14.18		$25.79	$27.29		$25.15		$22.82
Total return (f)(g)	53.49%		(43.37)%		(3.72)%	10.44	%(h)	11.59%		6.57%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.14%		0.14	%(i)	0.14%	0.14	%(j)	0.14	%(i)	0.14	%(i)
Interest expense	—	%(k)	—		—	—		—	%(k)	—
Net expenses	0.14%		0.14	%(i)	0.14%	0.14	%(j)	0.14	%(i)	0.14	%(i)
Waiver/Reimbursement	0.06%		0.06%		0.06%	0.06	%(j)	0.14	%(l)	0.14	%(l)
Net investment income	2.00%		2.31	%(i)	1.87%	1.87	%(j)	1.78	%(i)	1.92	%(i)
Portfolio turnover rate	7%		5%		6%	7	%(h)	12%		4%
Net assets, end of period (000s)	$2,412,760		$1,359,555		$2,358,122	$2,571,196		$2,367,063		$1,486,203

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

66

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares	2010		2009					2006 (b)		2005
Net Asset Value, Beginning of Period	$7.24		$12.91		$14.58	$14.13		$13.41		$13.56

Income from Investment Operations:
Net investment income (c)	0.13		0.18		0.19	0.16		0.17		0.17	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	3.52		(5.69)		(0.85)	1.24		1.42		0.66

Total from investment operations	3.65		(5.51)		(0.66)	1.40		1.59		0.83

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.16)		(0.15)	(0.14)		(0.15)		(0.21)
From net realized gains	—		—		(0.86)	(0.81)		(0.72)		(0.77)

Total distributions to shareholders	(0.16)		(0.16)		(1.01)	(0.95)		(0.87)		(0.98)
Increase from Regulatory Settlements	—	(e)	—		—	—		—		—

Net Asset Value, End of Period	$10.73		$7.24		$12.91	$14.58		$14.13		$13.41
Total return (f)(g)	50.49%		(42.89)%		(5.29)%	10.56	%(h)	12.35%		6.59%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.89%		0.75%		0.75%	0.75	%(j)	0.75%		0.75%
Interest expense	—	%(k)	—	%(k)	—	—		—		—
Net expenses (i)	0.89%		0.75%		0.75%	0.75	%(j)	0.75%		0.75%
Waiver/Reimbursement	0.03%		0.07%		0.04%	0.08	%(j)	0.15	%(l)	0.25	%(l)
Net investment income (i)	1.39%		1.63%		1.28%	1.26	%(j)	1.23%		1.27%
Portfolio turnover rate	122%		246%		207%	230	%(h)	269%		218%
Net assets, end of period (000s)	$12,348		$9,291		$17,281	$17,399		$18,508		$17,653

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.22% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

67

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Class R Shares	2010		2009
Net Asset Value, Beginning of Period	$7.24		$12.90		$14.58	$14.13		$13.68

Income from Investment Operations:
Net investment income (c)	0.11		0.16		0.16	0.13		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	3.51		(5.69)		(0.86)	1.23		0.42

Total from investment operations	3.62		(5.53)		(0.70)	1.36		0.45

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.13)		(0.12)	(0.10)		—
From net realized gains	—		—		(0.86)	(0.81)		—

Total distributions to shareholders	(0.14)		(0.13)		(0.98)	(0.91)		—
Increase from Regulatory Settlements	—	(d)	—		—	—		—

Net Asset Value, End of Period	$10.72		$7.24		$12.90	$14.58		$14.13
Total return (e)(f)	50.02%		(43.01)%		(5.57)%	10.30	%(g)	3.29	%(g)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.14%		1.00%		1.00%	1.00	%(i)	1.00	%(i)
Interest expense	—	%(j)	—	%(j)	—	—		—
Net expenses (h)	1.14%		1.00%		1.00%	1.00	%(i)	1.00	%(i)
Waiver/Reimbursement	0.03%		0.07%		0.04%	0.08	%(i)	0.09	%(i)(k)
Net investment income (h)	1.08%		1.46%		1.09%	1.02	%(i)	0.91	%(i)
Portfolio turnover rate	122%		246%		207%	230	%(g)	269	%(g)
Net assets, end of period (000s)	$112		$39		$46	$11		$10

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

68

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$9.10

Income from Investment Operations:
Net investment income (b)	0.11
Net realized and unrealized gain on investments and futures contracts	1.64

Total from investment operations	1.75

Less Distributions to Shareholders:
From net investment income	(0.15)

Net Asset Value, End of Period	$10.70
Total return (c)(d)	19.23%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.57%
Interest expense (f)(g)	—%
Net expenses (e)(f)	0.57%
Net investment income (e)(f)	1.62%
Portfolio turnover rate (d)	122%
Net assets, end of period (000s)	$60,329

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

69

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares	2010		2009					2006 (b)		2005
Net Asset Value, Beginning of Period	$7.22		$12.90		$14.60	$14.18		$13.45		$13.59

Income from Investment Operations:
Net investment income (c)	0.16		0.21		0.23	0.20		0.20		0.20	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	3.50		(5.68)		(0.85)	1.23		1.44		0.67

Total from investment operations	3.66		(5.47)		(0.62)	1.43		1.64		0.87

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.21)		(0.22)	(0.20)		(0.19)		(0.24)
From net realized gains	—		—		(0.86)	(0.81)		(0.72)		(0.77)

Total distributions to shareholders	(0.18)		(0.21)		(1.08)	(1.01)		(0.91)		(1.01)
Increase from Regulatory Settlements	—	(e)	—		—	—		—		—

Net Asset Value, End of Period	$10.70		$7.22		$12.90	$14.60		$14.18		$13.45
Total return (f)(g)	50.82%		(42.69)%		(5.10)%	10.79	%(h)	12.66%		6.90%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.64%		0.50%		0.50%	0.50	%(j)	0.50%		0.50%
Interest expense	—	%(k)	—	%(k)	—	—		—		—
Net expenses (i)	0.64%		0.50%		0.50%	0.50	%(j)	0.50%		0.50%
Waiver/Reimbursement	0.03%		0.07%		0.04%	0.08	%(j)	0.15	%(l)	0.25	%(l)
Net investment income (i)	1.65%		1.86%		1.54%	1.52	%(j)	1.49%		1.52%
Portfolio turnover rate	122%		246%		207%	230	%(h)	269%		218%
Net assets, end of period (000s)	$451,824		$382,637		$796,550	$610,807		$495,099		$325,008

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.22% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

70

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares	2010	2009					2006 (b)		2005
Net Asset Value, Beginning of Period	$5.73	$10.86		$12.61	$12.49		$10.92		$10.26

Income from Investment Operations:
Net investment income (c)	0.09	0.12		0.14	0.12		0.12		0.10
Net realized and unrealized gain (loss) on investments and futures contracts	3.71	(4.55)		(0.64)	0.64		2.15		0.91

Total from investment operations	3.80	(4.43)		(0.50)	0.76		2.27		1.01

Less Distributions to Shareholders:
From net investment income	(0.09)	(0.14)		(0.12)	(0.10)		(0.12)		(0.08)
From net realized gains	—	(0.56)		(1.13)	(0.54)		(0.58)		(0.27)

Total distributions to shareholders	(0.09)	(0.70)		(1.25)	(0.64)		(0.70)		(0.35)

Net Asset Value, End of Period	$9.44	$5.73		$10.86	$12.61		$12.49		$10.92
Total return (d)(e)	66.35%	(42.11)%		(4.94)%	6.61	%(f)(g)	21.37%		10.03%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.43%	0.39%		0.39%	0.39	%(i)	0.39%		0.39%
Interest expense	—	—	%(j)	—	—		—	%(j)	—	%(j)
Net expenses (h)	0.43%	0.39%		0.39%	0.39	%(i)	0.39%		0.39%
Waiver/Reimbursement	0.06%	0.10%		0.08%	0.09	%(i)	0.15	%(k)	0.14	%(k)
Net investment income (h)	1.09%	1.36%		1.13%	1.08	%(i)	1.00%		0.96%
Portfolio turnover rate	15%	28%		26%	18	%(f)	24%		18%
Net assets, end of period (000s)	$168,264	$59,374		$72,095	$49,555		$18,115		$9,606

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

71

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Year Ended February 29, 2008	Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares	2010	2009					2006 (b)		2005
Net Asset Value, Beginning of Period	$5.71	$10.84		$12.61	$12.52		$10.94		$10.27

Income from Investment Operations:
Net investment income (c)	0.11	0.15		0.17	0.14		0.14		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	3.69	(4.55)		(0.64)	0.64		2.17		0.91

Total from investment operations	3.80	(4.40)		(0.47)	0.78		2.31		1.04

Less Distributions to Shareholders:
From net investment income	(0.10)	(0.17)		(0.17)	(0.15)		(0.15)		(0.10)
From net realized gains	—	(0.56)		(1.13)	(0.54)		(0.58)		(0.27)

Total distributions to shareholders	(0.10)	(0.73)		(1.30)	(0.69)		(0.73)		(0.37)

Net Asset Value, End of Period	$9.41	$5.71		$10.84	$12.61		$12.52		$10.94
Total return (d)(e)	66.71%	(41.92)%		(4.75)%	6.82	%(f)(g)	21.71%		10.32%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.18%	0.14%		0.14%	0.14	%(i)	0.14%		0.14%
Interest expense	—	—	%(j)	—	—		—	%(j)	—	%(j)
Net expenses (h)	0.18%	0.14%		0.14%	0.14	%(i)	0.14%		0.14%
Waiver/Reimbursement	0.06%	0.10%		0.08%	0.09	%(i)	0.15	%(k)	0.14	%(k)
Net investment income (h)	1.35%	1.59%		1.38%	1.30	%(i)	1.25%		1.21%
Portfolio turnover rate	15%	28%		26%	18	%(g)	24%		18%
Net assets, end of period (000s)	$1,791,140	$971,538		$1,875,184	$2,033,709		$1,996,247		$1,601,005

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

72

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Year Ended March 31,
Class A Shares	2010		2009						2006 (b)		2005
Net Asset Value, Beginning of Period	$8.58		$17.70		$22.19		$23.24		$19.16		$17.88

Income from Investment Operations:
Net investment income (c)	0.08		0.17		0.18		0.10		0.13		0.12
Net realized and unrealized gain (loss) on investments and futures contracts	5.40		(7.25)		(2.05)		0.48		4.32		2.03

Total from investment operations	5.48		(7.08)		(1.87)		0.58		4.45		2.15

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.17)		(0.17)		(0.09)		(0.09)		(0.10)
From net realized gains	—		(1.87)		(2.45)		(1.54)		(0.28)		(0.77)

Total distributions to shareholders	(0.09)		(2.04)		(2.62)		(1.63)		(0.37)		(0.87)
Increase from Regulatory Settlements	—	(d)	—		—		—		—		—

Net Asset Value, End of Period	$13.97		$8.58		$17.70		$22.19		$23.24		$19.16
Total return (e)	63.90	%(f)	(42.43)%		(9.74)%		3.09	%(f)(g)(h)	23.46	%(f)	12.58	%(f)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.45%		0.45	%(i)	0.45	%(i)	0.45	%(i)(j)	0.46	%(i)	0.46	%(i)
Interest expense	—		—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	0.45%		0.45	%(i)	0.45	%(i)	0.45	%(i)(j)	0.46	%(i)	0.46	%(i)
Waiver/Reimbursement	—	%(k)	—		—		—	%(j)(k)	0.07	%(l)	0.11	%(l)
Net investment income	0.68%		1.15	%(i)	0.81	%(i)	0.51	%(i)(j)	0.62	%(i)	0.64	%(i)
Portfolio turnover rate	14%		35%		24%		15	%(g)	20%		16%
Net assets, end of period (000s)	$96,238		$33,273		$46,078		$51,681		$45,365		$14,337

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.08% for the fiscal years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

73

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,				Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Year Ended March 31,
Class Z Shares	2010		2009						2006 (b)		2005
Net Asset Value, Beginning of Period	$8.60		$17.76		$22.27		$23.35		$19.24		$17.95

Income from Investment Operations:
Net investment income (c)	0.12		0.21		0.23		0.15		0.18		0.16
Net realized and unrealized gain (loss) on investments and futures contracts	5.40		(7.27)		(2.05)		0.48		4.35		2.04

Total from investment operations	5.52		(7.06)		(1.82)		0.63		4.53		2.20

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.23)		(0.24)		(0.17)		(0.14)		(0.14)
From net realized gains	—		(1.87)		(2.45)		(1.54)		(0.28)		(0.77)

Total distributions to shareholders	(0.11)		(2.10)		(2.69)		(1.71)		(0.42)		(0.91)
Increase from Regulatory Settlements	—	(d)	—		—		—		—		—

Net Asset Value, End of Period	$14.01		$8.60		$17.76		$22.27		$23.35		$19.24
Total return (e)	64.34	%(f)	(42.28)%		(9.52)%		3.34	%(f)(g)(h)	23.80	%(f)	12.84	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.20%		0.20	%(i)	0.20	%(i)	0.20	%(i)(j)	0.21	%(i)	0.21	%(i)
Interest expense	—		—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—
Net expenses	0.20%		0.20	%(i)	0.20	%(i)	0.20	%(i)(j)	0.21	%(i)	0.21	%(i)
Waiver/Reimbursement	—	%(k)	—		—		—	%(j)(k)	0.07	%(l)	0.11	%(l)
Net investment income	0.95%		1.39	%(i)	1.06	%(i)	0.76	%(i)(j)	0.87	%(i)	0.89	%(i)
Portfolio turnover rate	14%		35%		24%		15	%(g)	20%		16%
Net assets, end of period (000s)	$1,309,989		$660,059		$1,244,382		$1,521,291		$1,606,958		$1,072,113

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005 the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for realized investment losses due to trading errors. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.08% for the fiscal years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

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Notes to Financial Statements – Index Funds

February 28, 2010

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Columbia Large Cap Index Fund

Columbia Large Cap Enhanced Core Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Investment Objectives

Columbia Large Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s 500 Index. Columbia Large Cap Enhanced Core Fund seeks total return before fees and expenses that exceeds the total return of the Standard and Poor’s 500 Index. Columbia Mid Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s MidCap 400 Index. Columbia Small Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s SmallCap 600 Index.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund each offer two classes of shares: Class A and Class Z shares. Columbia Large Cap Index Fund offers three classes of shares: Class A, Class B and Class Z shares. Columbia Large Cap Enhanced Core Fund offers four classes of shares: Class A, Class R, Class Y and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009.

Effective June 22, 2009, Columbia Large Cap Index Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A, Class R, Class Y and Class Z shares are offered continuously at net asset value. Class B shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Funds’ prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often

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requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Funds’ investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

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Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, for Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund are declared and paid semiannually. Distributions from net investment income, if any, for Columbia Large Cap Enhanced Core Fund are declared and paid annually. Net realized capital gains, if any, are distributed at least annually for each of the Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds from litigation settlements and foreign currency transactions were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Large Cap Index Fund	$24	$—	$(24)
Columbia Large Cap Enhanced Core Fund	3,774	—	(3,774)
Columbia Small Cap Index Fund	6,338	308	(6,646)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

February 28, 2010

	Ordinary Income*	Long-Term Capital Gains
Columbia Large Cap Index Fund	$44,093,226	$—
Columbia Large Cap Enhanced Core Fund	9,482,069	—
Columbia Mid Cap Index Fund	20,854,187	—
Columbia Small Cap Index Fund	11,031,891	—

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February 28, 2009

	Ordinary Income*	Long-Term Capital Gains
Columbia Large Cap Index Fund	$52,713,343	$—
Columbia Large Cap Enhanced Core Fund	11,987,661	—
Columbia Mid Cap Index Fund	30,143,307	96,931,916
Columbia Small Cap Index Fund	21,983,814	130,767,641

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Large Cap Index Fund	$7,230,892	$—	$264,522,457
Columbia Large Cap Enhanced Core Fund	644,312	—	109,894,185
Columbia Mid Cap Index Fund	650,701	—	125,731,599
Columbia Small Cap Index Fund	265,763	—	80,083,481

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and futures marked to market.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Large Cap Index Fund	$706,470,176	$(441,947,719)	$264,522,457
Columbia Large Cap Enhanced Core Fund	118,996,522	(9,102,337)	109,894,185
Columbia Mid Cap Index Fund	387,881,577	(262,149,978)	125,731,599
Columbia Small Cap Index Fund	304,796,695	(224,713,214)	80,083,481

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Columbia Large Cap Index Fund
Expiring in 2011	$100,648,176
Expiring in 2013	19,822,029
Expiring in 2014	13,154,769
Expiring in 2015	108,188,982
Expiring in 2017	19,873,230
Total	$261,687,186

Columbia Large Cap Enhanced Core Fund
Expiring in 2017	$125,697,411
Expiring in 2018	132,297,711
Total	$257,995,122

Columbia Mid Cap Index Fund
Expiring in 2018	$31,857,274

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Columbia Small Cap Index Fund
Expiring in 2018	$36,774,231

The availability of a portion of the capital loss carryforwards acquired by Columbia Large Cap Index Fund as a result of its merger with Columbia Large Company Index Fund may be limited in a given year.

Capital loss carryforwards of $32,289,885 were utilized during the year ended February 28, 2010 for Columbia Large Cap Index Fund.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, post-October capital losses attributed to security transactions were deferred to March 1, 2010 as follows:

Columbia Large Cap Index Fund	$2,572,491

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd (“Pte”), an affiliate of Columbia. Columbia, from the investment advisory fee it receives from the Funds, pays Pte. a fee for its advisory services. Columbia receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Large Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%
Columbia Mid Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Columbia Small Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

For the year ended February 28, 2010, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund’s average daily net assets, were as follows:

Effective Rates
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently

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expected to close on or about May 1, 2010 (the “Closing”). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Funds. For Columbia Large Cap Index Fund and Columbia Small Cap Index Fund, Columbia, from the administration fee it receives from each Fund, pays all operating expenses of the Funds, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of Columbia or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

For Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund, Columbia is entitled to receive an administration fee less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Columbia receives a monthly administration fee based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.17%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

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Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund pay a monthly fee to the Transfer Agent for its services. All share classes of these two Funds, with the exception of Class Y shares (the “Other Share Classes”), pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia Large Cap Enhanced Core Fund pay a monthly service fee based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

Annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund’s initial minimum investment requirements. The Transfer Agent will reduce the expenses paid by a Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2010 no minimum account balance fees were charged by the Funds.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Distribution and Shareholder Servicing Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds’ shares. For the year ended February 28, 2010, the Distributor has retained net underwriting discounts of $15 on sales of the Columbia Large Cap Index Fund’s Class A shares and received net CDSC fees of $4,216 on Class B share redemptions for Columbia Large Cap Index Fund.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class B shares of Columbia Large Cap Index Fund, a distribution plan for the Class R shares of Columbia Large Cap Enhanced Core Fund, and a combined distribution and shareholder servicing plan for the Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution

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plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan*	0.25%	0.25%
Class B Shareholder Servicing Plans**	0.25%	0.25%
Class B Distribution Plans**	0.75%	0.75%
Class R Distribution Plans***	0.50%	0.50%

*	For all Funds

**	For Columbia Large Cap Index Fund

***	For Columbia Large Cap Enhanced Core Fund

Expense Limits and Fee Waivers

Effective July 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Funds’ expenses so that the Funds’ ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, do not exceed the following annual rates, based on each Fund’s average daily net assets:

Fund	Annual Rate
Columbia Large Cap Index Fund	0.14%
Columbia Large Cap Enhanced Core Fund	0.70%
Columbia Mid Cap Index Fund	0.20%
Columbia Small Cap Index Fund	0.20%

Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Prior to July 1, 2009, Columbia and/or some of the Funds’ other service providers contractually agreed to waive fees and/or reimburse certain expenses for the Funds so that the expenses incurred by the Funds (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, did not exceed the following annual rates, based on each Fund’s average daily net assets:

Fund	Annual Rate
Columbia Large Cap Index Fund	0.14%
Columbia Large Cap Enhanced Core Fund	0.50%
Columbia Mid Cap Index Fund	0.14%
Columbia Small Cap Index Fund	0.21%

Columbia is entitled to recover from Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Index Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2010, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of Potential Recovery Expiring:			Total Potential Recovery	Amount Expired 2/28/2010	Amount Recovered During the Year Ended 02/28/2010
Fund	2/28/2013	2/29/2012	2/28/2011
Columbia Large Cap Index Fund	$1,389,496	$1,330,267	$1,647,710	$4,367,473	$1,379,819	—
Columbia Large Cap Enhanced Core Fund	151,553	431,216	366,741	949,510	393,249	—
Columbia Small Cap Index Fund	43,874	—	—	43,874	—	—

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Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statement of Operations.

The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” on the Statements of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” on the Statements of Assets and Liabilities.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired funds, which are included in “Trustees’ fee” on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended February 28, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Large Cap Enhanced Core Fund	$2
Columbia Mid Cap Index Fund	20

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Each Fund uses derivative instruments including futures contracts in order to meet its investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds’ investment objectives, each Fund is exposed to the following market risks:

Equity Risk:

Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Funds:

Each Fund uses equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

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Index Funds

February 28, 2010

Upon entering into a futures contract, a Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended February 28, 2010, the Funds entered into the following number of futures contracts:

Futures Contracts
Columbia Large Cap Index Fund	4,143
Columbia Large Cap Enhanced Core Fund	793
Columbia Mid Cap Index Fund	7,278
Columbia Small Cap Index Fund	4,854

The following table is a summary of the value of the Funds’ derivative instruments as of February 28, 2010.

	Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities	Fair Value*	Statement of Assets and Liabilities	Fair Value*
Columbia Large Cap Index Fund	Futures Variation Margin	$60,172	—	—
Columbia Large Cap Enhanced Core Fund	Futures Variation Margin	8,936	—	—
Columbia Mid Cap Index Fund	—	—	Futures Variation Margin	41,299
Columbia Small Cap Index Fund	—	—	Futures Variation Margin	210,022

*	Includes only current day’s variation margin.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010.

		Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity Risk	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Columbia Large Cap Index Fund	Futures Contracts	$8,753,747	$10,706,642
Columbia Large Cap Enhanced Core Fund	Futures Contracts	626,275	2,692,427
Columbia Mid Cap Index Fund	Futures Contracts	14,929,596	3,398,737
Columbia Small Cap Index Fund	Futures Contracts	6,028,565	1,345,378

Note 7. Portfolio Information

For the year ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Large Cap Index Fund	$601,822,410	$147,750,807
Columbia Large Cap Enhanced Core Fund	610,158,055	655,528,607
Columbia Mid Cap Index Fund	446,964,118	225,325,427
Columbia Small Cap Index Fund	383,109,685	156,859,357

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Index Funds

February 28, 2010

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the following Funds received payments relating to certain regulatory settlements with third parties that the Funds had participated in during the year:

Amount
Columbia Large Cap Index Fund	$22
Columbia Large Cap Enhanced Core Fund	3,773
Columbia Small Cap Index Fund	6,338

The payments have been included in “Increase from regulatory settlements” on the Statements of Changes in Net Assets.

Note 9. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

Fund	Average Daily Loan Balance Outstanding on Days Were Borrowing Existed	Weighted Average Interest Rate
Columbia Large Cap Index Fund	$1,200,000	1.000%
Columbia Large Cap Enhanced Core Fund	6,606,667	0.965%

Note 10. Shares of Beneficial Interest

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Index Fund	56.8
Columbia Large Cap Enhanced Core Fund	88.0
Columbia Mid Cap Index Fund	68.5
Columbia Small Cap Index Fund	61.7

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties

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Index Funds

February 28, 2010

collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, each Fund’s shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

86

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2010

87

Federal Income Tax Information (unaudited) – Index Funds

Columbia Large Cap Index Fund

99.51% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 99.83%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Large Cap Enhanced Core Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Mid Cap Index Fund

96.40% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 96.40%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Small Cap Index Fund

80.81% of the ordinary income distributed by the Fund for the fiscal year ended February 28, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 82.26%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 28, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

88

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 64 funds; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 64 funds; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; oversees 64 funds; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 64 funds; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 64 funds; Director–MIT Investment Company; Trustee–MIT 401k Plan; Trustee and Chairman–Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 64 funds; Board Member–Piedmont Natural Gas.

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Fund Governance (continued)

Interested Trustee

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)

Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 64 funds; Director–Renaissance Reinsurance Ltd; Trustee–Penn Mutual Life Insurance Company; Director–Citigroup

[1]

The Columbia Funds currently treat Mr. Santomero as an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position With Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Jullan Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

92

Board Consideration and Re-Approval of Current Investment Advisory Agreements

The Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA” or the “Adviser”) for the Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. The investment advisory agreement with CMA is referred to as an “Advisory Agreement.” The funds identified above are each referred to as a “Fund” and collectively referred to as the “Funds.”

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). The Fee Consultant’s role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms’ length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund’s performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board’s review and conclusions are based on the comprehensive consideration of all information presented to it and not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the “Transaction”). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreement was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The most recent investment adviser registration forms for CMA were made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA’s compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

93

Investment Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the “Contractual Management Rates”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. (“Lipper”) to be most similar to a given Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund’s one- and three-year performance compared to actual management fees; and (ii) each Fund’s one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Funds.

Fund Performance

The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund’s Peer Group and Universe, as well as to each Fund’s benchmark index. The Board also considered certain risk-adjusted performance data.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser’s total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

94

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

95

Board Consideration and Approval of Proposed Investment Advisory Agreements

Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Funds.

At a meeting held on December 21, 2009, the Boards of Trustees (the “Boards”) of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a “Trust” and collectively the “Trusts”) unanimously approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”) (the “Proposed Advisory Agreement”) and new subadvisory agreements with Marsico Capital Management (“Marsico Capital”), MacKay Shields LLC (“Mackay Shields”) and Brandes Investment Partners, L.P. (“Brandes”) (each a “Proposed Subadvisory Agreement”), as applicable, for each Fund of the Trusts (each a “Fund” and collectively the “Funds”). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC (“Columbia”) and RiverSource, a subsidiary of Ameriprise Financial, Inc. (“Ameriprise”) and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the “Subadvised Funds”) (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the “Subadvisers”). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the “Transaction”) and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource’s responses to a series of detailed requests submitted by the Independent Trustees’ independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the “Current Advisory Agreement”) and current subadvisory agreement (the “Current Subadvisory Agreement”), as applicable, for each Fund, including information about the Subadvisers (the “Current Agreement Re-Approval Process”). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource’s plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). The Fee Consultant’s role was to manage the process by which

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management fees are negotiated so that they were negotiated in a manner that is at arms’ length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant’s report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees’ consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)	the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)	the fact that each Fund’s total advisory fees would remain the same;

(iii)	the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)	the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)	the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)	that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the “Closing”), any “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)	the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)	that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)	that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia’s existing commitments;

(x)	the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource’s compliance program by the Funds’ Chief Compliance Officer;

(xi)	that certain members of RiverSource’s management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)	that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various

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factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource’s ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource’s and the Subadvisers’ investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource’s and the Subadvisers’ compliance programs and compliance records, including RiverSource’s portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management’s processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group’s current President, Columbia’s current Chief Investment Officer and Columbia’s current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia’s Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia’s current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia’s and RiverSource’s current approaches, including that RiverSource has historically utilized services provided “in-house” or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the

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integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise’s representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer. In this regard, the Trustees considered that Columbia’s current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the “Contractual Management Rates”), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds’ current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an “unfair burden” on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund’s Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and reviewed the degree of comparability resulting from the selection

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methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund’s one- and three-year performance compared to actual management fees; and (ii) each Fund’s one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund’s Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds’ current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund’s Peer Group and Universe, as well as to each Fund’s benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund’s Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource’s profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource’s projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource’s current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource’s expense budgeting process. The Trustees also noted that they would have

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ongoing opportunities to address RiverSource’s profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms’ length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource’s projected range of future profitability, and each Subadviser’s historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds’ breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund’s breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource’s acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Trustees’ understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees’ review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised

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Funds. The Trustees acknowledged RiverSource’s representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds’ distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource’s and the Subadvisers’ profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain “Review” Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund’s Peer Group and/or Universe. For such “review” Funds, the Trustees engaged in further analysis with regard to the approval of the Funds’ Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

None of the Funds were highlighted as review funds.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. (“Ameriprise”) announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.	The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.	Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.	The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.	The equity Funds’ overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that

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universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.

A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.	The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.	The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the “Atlantic Funds”). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.	The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees’ Advisory Contract Review Process

15.	The Trustees’ evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.

An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the

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subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

19.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.	In 2008, CMG’s pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG’s money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small

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universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called “legacy” accounts) from the fees of accounts launched after that time.

9)	Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should

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analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)	Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Index Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

109

One Financial Center

Boston, MA 02111-2621

Index Funds

Annual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/35117-0210 (04/10) 09/K6U0C2

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the nineteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$646,500	$644,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. In both fiscal years

2010 and 2009, Audit Fees also include fees for the review of and provision of consent in connection with filing Form N-1A for five funds.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$87,400	$87,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 28, 2010 and February 28, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$83,300	$111,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In fiscal year 2010, Tax Fees also include fees for the review of foreign tax filings.

During the fiscal years ended February 28, 2010 and February 28, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$1,119,400	$893,100

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 28, 2010 and February 28, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2010 and February 28, 2009 are approximately as follows:

2010	2009
$1,290,100	$1,091,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 21, 2010